As filed with the Securities and Exchange Commission on August 18, 2021

Securities Act File No. 333-[            ]

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM N-14

REGISTRATION STATEMENT

UNDER

THE SECURITIES ACT OF 1933
Pre-Effective Amendment No.	☐
Post-Effective Amendment No.	☐

COLUMBIA FUNDS SERIES TRUST I

(Exact Name of Registrant as Specified in Charter)

290 Congress Street, Boston, Massachusetts 02210

(Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, Including Area Code: (800) 345-6611

Daniel J. Beckham c/o Columbia Management Investment Advisers, LLC 225 Congress Street Boston, Massachusetts 02210	Ryan C. Larrenaga, Esq. c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, Massachusetts 02210

(Name and Address of Agents for Service)

TITLE OF SECURITIES BEING REGISTERED:

Class A and Class Advisor (“Class Adv”) shares of the Columbia Emerging Markets Fund, a series of the Registrant.

Class A, Class Adv and Class Institutional 3 shares of the Columbia Mid Cap Growth Fund, a series of the Registrant.

Class A and Class Adv shares of the Columbia Total Return Bond Fund, a series of the Registrant.

Class A and Class Adv shares of the Columbia Corporate Income Fund, a series of the Registrant.

Class A and Class Adv shares of the Columbia Intermediate Municipal Bond Fund, a series of the Registrant.

Class A and Class Adv shares of the Columbia Strategic Income Fund, a series of the Registrant.

Approximate Date of Proposed Public Offering: As soon as practicable after the effective date of this Registration Statement.

No filing fee is required because an indefinite number of shares have previously been registered pursuant to Rule 24f-2 under the Investment Company Act of 1940.

The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until this Registration Statement shall become effective on such date as the Commission, acting pursuant to Section 8(a), may determine.

BMO FUNDS, INC.

BMO LGM Emerging Markets Equity Fund

BMO Mid-Cap Growth Fund

BMO Core Plus Bond Fund

BMO Corporate Income Fund

BMO Intermediate Tax-Free Fund

BMO Strategic Income Fund

790 North Water Street, Suite 1100

Milwaukee, Wisconsin 53202

1-800-236-FUND

(1-800-236-3863)

www.bmofunds.com

[●], 2021

Dear Shareholder:

I am writing to inform you that a joint special meeting of shareholders of the BMO Funds, Inc. (the “Target Company”) will be held at 9:00 a.m., local time, on November 8, 2021, at the Target Company’s principal executive offices at 790 North Water Street, Suite 1100, Milwaukee, Wisconsin 53202. The purpose of the meeting is to ask shareholders to:

1.

Consider and vote on proposals to reorganize each of BMO LGM Emerging Markets Equity Fund, BMO Mid-Cap Growth Fund, BMO Core Plus Bond Fund, BMO Corporate Income Fund, BMO Intermediate Tax-Free Fund and BMO Strategic Income Fund (each, a “Target Fund” and together, the “Target Funds”), each a series of the Target Company, into a corresponding series of the Columbia Funds Series Trust I (each, an “Acquiring Fund” and together, the “Acquiring Funds”) managed by Columbia Management Investment Advisers, LLC (“Columbia”) and to amend the Articles of Incorporation of the Target Company to dissolve and terminate the Target Fund (each, a “Reorganization Proposal” and together, the “Reorganization Proposals”);

2.

(BMO Mid-Cap Growth Fund only) Consider and vote on a proposal to approve a new investment advisory agreement between the Target Company, with respect to BMO Mid-Cap Growth Fund, and Columbia (the “Investment Advisory Agreement Proposal”), which would only take effect if deemed necessary to ensure the continuous portfolio management of BMO Mid-Cap Growth Fund prior to the close of the Fund’s reorganization; and

3.

(BMO LGM Emerging Markets Equity Fund only) Consider and vote on a proposal to approve a new investment subadvisory agreement between BMO Asset Management Corp. (“BMO AM”) and LGM Investments Limited, with respect to BMO LGM Emerging Markets Equity Fund (the “Subadvisory Agreement Proposal”).

If you are a shareholder of record of a Target Fund as of the close of business on August 31, 2021, you have the opportunity to vote on the Reorganization Proposal affecting your Target Fund and, if applicable, the Advisory Agreement Proposal or Subadvisory Agreement Proposal. The Reorganization Proposals, the Investment Advisory Agreement Proposal and the Subadvisory Agreement Proposal are referred to together as the “Proposals” and each, a “Proposal.” This package contains information about the Proposals and the materials to use when casting your vote. If a Reorganization Proposal is approved by a Target Fund’s shareholders and the other conditions to the reorganization are satisfied or waived on the effective date of the reorganization, the Target Fund’s shareholders will be issued shares of the corresponding Acquiring Fund that are equal in aggregate net asset value to the shares of the Target Fund that those shareholders held immediately prior to the effective time of the reorganization.

The Proposals have been recommended by BMO AM, the investment adviser to the Target Funds, and the Proposals have been carefully reviewed and approved by the Board of Directors of the Target Company (the “BMO Funds Board”). Based on its review, the BMO Funds Board recommends that you vote “FOR” the Proposal(s) for your Target Fund. More information on the specific details of, and reasons for, the Proposals is contained in the enclosed Combined Proxy Statement/Prospectus.

Please read the enclosed materials carefully and cast your vote on the proxy card. Your vote is extremely important, no matter how large or small your holdings may be.

Voting is quick and easy. To cast your vote, simply complete the proxy card enclosed in this package. Be sure to sign the card before mailing it in the postage-paid envelope. You may also vote your shares by touch-tone telephone. Simply call the toll-free number on your proxy card, enter the control number found on the card, and follow the recorded instructions. You may also vote your shares by Internet. Simply go to the website indicated on your proxy card, enter the control number found on the front of your proxy card, and follow the instructions to cast your vote. You may receive a call from our proxy solicitor, Broadridge Financial Solutions, Inc., reminding you to vote.

If you have any questions before you vote, please call our proxy solicitor at 888-991-1289. Thank you for your participation in this important initiative.

Sincerely,

John M. Blaser, President

BMO Funds, Inc.

QUESTIONS & ANSWERS

This is a brief overview of the Proposals to be considered by shareholders of BMO LGM Emerging Markets Equity Fund, (ii) BMO Mid-Cap Growth Fund, (iii) BMO Core Plus Bond Fund, (iv) BMO Corporate Income Fund, (v) BMO Intermediate Tax-Free Fund and (vi) BMO Strategic Income Fund (each, a “Target Fund” and together, the “Target Funds”), each a series of BMO Funds, Inc. (the “Target Company”). We encourage you to read the full text of the enclosed Combined Proxy Statement/Prospectus to obtain detailed information with respect to the Proposal(s) for your Target Fund.

Reorganization Proposals

Q: What is a fund reorganization?

A fund reorganization involves one target fund transferring all of its assets to an acquiring fund in exchange for shares of such acquiring fund and the assumption by the acquiring fund of all identified liabilities and obligations of the target fund. Once completed, shareholders of the fund being reorganized (i.e., the target fund) will hold shares of the acquiring fund.

Q: What is the Reorganization Proposal for my Target Fund(s)?

As a shareholder of one or more of the Target Funds, you are being asked to vote on a reorganization involving your Target Fund (each, a “Reorganization” and together, the “Reorganizations”) into a corresponding series of the Columbia Funds Series Trust I (each, an “Acquiring Fund” and together, the “Acquiring Funds”) managed by Columbia Management Investment Advisers, LLC (“Columbia”). As proposed, each Target Fund would reorganize into an Acquiring Fund as set forth in the table below:

Target Fund	Acquiring Fund
BMO LGM Emerging Markets Equity Fund	Columbia Emerging Markets Fund
BMO Mid-Cap Growth Fund	Columbia Mid Cap Growth Fund
BMO Core Plus Bond Fund	Columbia Total Return Bond Fund
BMO Corporate Income Fund	Columbia Corporate Income Fund
BMO Intermediate Tax-Free Fund	Columbia Intermediate Municipal Bond Fund
BMO Strategic Income Fund	Columbia Strategic Income Fund

Q: Why are the Reorganizations being proposed?

Bank of Montreal, the parent of BMO Asset Management Corp. (“BMO AM”), reached a definitive agreement with Ameriprise Financial, Inc. (“Ameriprise”), the parent of Columbia, to sell the entities that represent its EMEA (Europe, the Middle East and Africa) asset management business (the “EMEA Purchase Agreement”). In addition, BMO AM and the Bank of Montreal (collectively, “BMO”) have determined to exit the mutual fund investment advisory business in the United States, including ceasing management of the Target Funds. The EMEA acquisition also establishes a strategic relationship between Ameriprise and BMO, giving its North American wealth management clients opportunities to access a range of Columbia Threadneedle Investments1 management solutions, including the Acquiring Funds. As a result, to ensure that shareholders of the Target Funds have continued access to a large and stable mutual fund platform, BMO AM has proposed reorganizing each of the Target Funds into an Acquiring Fund with an investment strategy that is similar to that of the Target Fund. Columbia or an affiliate will pay BMO an amount based on a percentage of the advisory fees previously paid by the Target Funds to BMO AM with respect to the assets transferred in the Reorganizations.

Q: Will the portfolio managers of my fund change as a result of the Reorganizations?

Yes. Columbia is the investment manager of each Acquiring Fund, and the portfolio managers of the Acquiring Funds are different than the portfolio managers for each Target Fund. The portfolio managers of the

[1]	Columbia Threadneedle Investments (“Columbia Threadneedle”) is the global brand name of the Columbia and Threadneedle group of companies.

i

Acquiring Funds will continue to manage the Acquiring Funds following the Reorganizations. However, the portfolio managers of BMO Mid-Cap Growth Fund may join Columbia prior to the Reorganization. In those cases, the portfolio managers of BMO Mid-Cap Growth Fund are expected to continue to serve as portfolio managers of the corresponding Acquiring Funds along with the existing portfolio managers of the Acquiring Funds.

Q: Will there be any changes to the options or services associated with my account as a result of the Reorganizations?

Yes. All services will be provided by the Acquiring Funds and their service providers following the Reorganizations. The account-level features and options such as dividend distributions, dividend diversification, automatic investment plans, systematic withdrawals and dollar cost averaging currently offered by the Acquiring Funds are detailed in Section D of the enclosed Combined Proxy Statement/Prospectus. If you purchase shares through a broker-dealer or other financial intermediary, please contact your financial intermediary for additional details.

Q: What are the costs of the Reorganizations?

You will not pay any sales charges in connection with receiving Acquiring Fund shares issued in the Reorganizations. Reorganization costs will be allocated among BMO AM, Columbia and their affiliates, whether or not such Reorganizations are consummated. Costs of the Reorganizations, which are estimated to be approximately [●], will not be borne by the Target Funds or Acquiring Funds.

Q: Will there be any costs associated with portfolio repositioning?

There may be repositioning costs in connection with some of the Reorganizations. BMO AM has agreed to bear brokerage and transaction fees arising from sales of portfolio assets by a Target Fund in anticipation of the Reorganization. A discussion of the anticipated capital gains impact of the portfolio repositioning by each Target Fund on an aggregate and per share basis is included under “Section A—Proposals 1-6: Reorganizations Proposals—Fees and Expenses” in the enclosed Combined Proxy Statement /Prospectus.

Q: What are the U.S. federal income tax consequences of the Reorganizations?

Each Reorganization is expected to qualify as a tax-free reorganization for U.S. federal income tax purposes. Accordingly, it is expected that Target Fund shareholders who receive shares of the corresponding Acquiring Fund in a Reorganization will not recognize gain or loss as a direct result of the Reorganization and no Acquiring Fund will recognize gain or loss as a direct result of a Reorganization. Prior to the closing of each Reorganization, each Target Fund expects to declare a distribution of all of its net investment income and net capital gains, if any. All or a portion of such distribution may be taxable to such Target Fund’s shareholders for U.S. federal income tax purposes. To the extent that portfolio securities of a Target Fund are sold in connection with any portfolio repositioning prior to the closing of a Reorganization, the Target Fund may realize gains or losses, which may increase or decrease the net capital gains or net investment income to be distributed by such Target Fund. For more information see the section of the enclosed Combined Proxy Statement/Prospectus entitled “Section A—Proposals 1-6: Reorganization Proposals—Additional Information About the Reorganizations—U.S. Federal Income Tax Status of the Reorganizations.”

Q: Will there be any changes to my fees and expenses as a result of the Reorganizations?

Yes. Following the proposed Reorganizations, the expenses borne by Target Fund shareholders as shareholders of the corresponding Acquiring Fund will change, as described in detail in the enclosed Combined Proxy Statement/Prospectus under “Section A—Proposals 1-6: Reorganization Proposals—Summary—Fees and Expenses.”

Q: If approved, when will the Reorganizations happen?

Each Reorganization will take place following shareholder approval of such Reorganization, and, depending on the Target Fund, is expected to close in the fourth quarter of 2021 or the first quarter of 2022.

Q: How does the Board of Directors of the Target Company recommend that I vote on the Reorganization Proposals?

After careful consideration, the Board of Directors of the Target Company (the “BMO Funds Board”) recommends that you vote “FOR” the Reorganization Proposal with respect to your Target Fund.

Q: Am I being asked to vote on a new Investment Advisory Agreement with Columbia or a new Subadvisory Agreement with LGM Investments?

Only shareholders of BMO Mid-Cap Growth Fund are being asked to consider and vote on a new investment advisory agreement between the Target Company, with respect to BMO Mid-Cap Growth Fund, and Columbia (the “Investment Advisory Agreement Proposal”). Shareholders of BMO LGM Emerging Markets Equity Fund are being asked to consider and vote on a new subadvisory agreement between BMO AM and LGM Investments Limited (“LGM Investments”) (the “Subadvisory Agreement Proposal”). The Investment Advisory Agreement Proposal and the Subadvisory Agreement Proposal are referred to together as the “Advisory Agreement Proposals” and each, an “Advisory Agreement Proposal.”

Q: Why are shareholders of BMO Mid-Cap Growth Fund being asked to vote on the Investment Advisory Agreement Proposal?

Shareholders of BMO Mid-Cap Growth Fund are being asked to consider and vote on the Investment Advisory Agreement Proposal because certain investment personnel of BMO AM, including the investment personnel currently responsible for managing the assets of the BMO Mid-Cap Growth Fund, are expected to become employees of Columbia and may do so prior to the closing of the Reorganization of the Fund. As a result, shareholders of BMO Mid-Cap Growth Fund are being asked to vote on the Investment Advisory Agreement Proposal to assure continuity of portfolio management—i.e., by the same investment personnel currently managing the BMO Mid-Cap Growth Fund—but only to the extent the Reorganization of BMO Mid-Cap Growth Fund does not close prior to the investment personnel becoming employees of Columbia.

Q: Why are shareholders of BMO LGM Emerging Markets Equity Fund being asked to vote on the Subadvisory Agreement Proposal?

Currently, LGM Investments serves as subadviser to BMO LGM Emerging Markets Equity Fund and is a wholly-owned subsidiary of Bank of Montreal. Pursuant to the EMEA Purchase Agreement, it is expected that Ameriprise Financial will acquire LGM Investments prior to the closing of the Reorganization. The closing of the transactions under the EMEA Purchase Agreement will be deemed to result in the “assignment” and termination of the current subadvisory agreement between LGM Investments and BMO AM (the “Current Subadvisory Agreement”) within the meaning of the Investment Company Act of 1940, as amended (the “1940 Act”). Shareholders of BMO LGM Emerging Markets Equity Fund are being asked to consider and vote on the Subadvisory Agreement Proposal to assure continuity of subadvisory services—i.e., by the same investment personnel currently providing subadvisory services to BMO LGM Emerging Markets Equity Fund—if the Reorganization of BMO LGM Emerging Markets Equity Fund does not close prior to the assignment and termination of the Current Subadvisory Agreement.

Q: What happens if shareholders of BMO Mid-Cap Growth Fund or BMO LGM Emerging Markets Equity Fund do not approve its applicable Advisory Agreement Proposal?

If shareholders of BMO Mid-Cap Growth Fund and/or BMO LGM Emerging Markets Equity Fund do not approve the applicable Advisory Agreement Proposal, Columbia or LGM Investments could, pursuant to Rule 15a-4 under the 1940 Act, serve as adviser or subadviser, respectively, to such Fund for up to 150 days under the terms of, as applicable, an interim advisory agreement between the Target Company, on behalf of BMO Mid-Cap Growth Fund, and Columbia (an “Interim Advisory Agreement”) or an interim subadvisory agreement between BMO AM and LGM Investments, with respect to BMO LGM Emerging Markets Equity Fund (the “Interim Subadvisory Agreement” and together with the Interim Advisory Agreement, the “Interim Agreements” and each, an “Interim Agreement”), respectively, each of which the BMO Funds Board has approved. LGM may also begin providing services under the Interim Subadvisory Agreement if the transactions under the EMEA Purchase Agreement close before the meeting of shareholders of the BMO LGM Emerging Markets Equity Fund. Under an Interim Agreement, the adviser’s and subadviser’s fees would be held in an interest-bearing escrow account. If the applicable Advisory Agreement Proposal is approved by the end of the 150 day period, the compensation (plus interest) payable under the applicable Interim

Agreement will be paid to Columbia or, as applicable, LGM Investments; but if the applicable Advisory Agreement Proposal is not approved, Columbia or, as applicable LGM Investments will be paid, out of the escrow account, the lesser of (i) any costs incurred in providing investment advisory services or, as applicable, subadvisory services to the applicable Fund (plus interest earned on that amount while in escrow) or (ii) the total amount in the escrow account (plus interest earned).

Q: How does the BMO Funds Board recommend that I vote on the Advisory Agreement Proposals?

After careful consideration, the BMO Funds Board recommends that you vote “FOR” the Investment Advisory Agreement Proposal with respect to the BMO Mid-Cap Growth Fund and “FOR” the Subadvisory Agreement Proposal with respect to the BMO LGM Emerging Markets Equity Fund.

General Information

Q: How can I vote?

You can vote in one of four ways:

•	By telephone (call the toll-free number listed on your proxy card)

•	By Internet (log on to the Internet site listed on your proxy card)

•	By mail (using the enclosed postage pre-paid envelope)

•	In person at the shareholder meeting scheduled to occur at 790 North Water Street, Suite 1100, Milwaukee, Wisconsin 53202, on November 8, 2021

The deadline for voting by telephone or Internet is 11:59 P.M. E.T. on November 7, 2021. We encourage you to vote as soon as possible to avoid the cost of additional solicitation efforts. Please refer to the enclosed proxy card for instructions for voting by telephone, Internet or mail.

Q: Whom should I call if I have questions?

If you have questions about any of the Proposals described in the Combined Proxy Statement/Prospectus or about voting procedures, please call the Target Funds’ proxy solicitor, Broadridge Financial Solutions, Inc., toll free at 1-888-991-1289.

BMO FUNDS, INC.

BMO LGM Emerging Markets Equity Fund

BMO Mid-Cap Growth Fund

BMO Core Plus Bond Fund

BMO Corporate Income Fund

BMO Intermediate Tax-Free Fund

BMO Strategic Income Fund

790 North Water Street, Suite 1100

Milwaukee, Wisconsin 53202

1-800-236-FUND

(1-800-236-3863)

www.bmofunds.com

NOTICE OF SPECIAL JOINT MEETING OF SHAREHOLDERS

To be held on November 8, 2021

A Special Joint Meeting of Shareholders (the “Meeting”) of each of the funds listed above will be held at 9:00 a.m., local time, on November 8, 2021, at 790 North Water Street, Suite 1100, Milwaukee, Wisconsin 53202, for the purpose of considering the following proposals, as well as any other business that may properly come before the Meeting or any adjournments thereof.

Shareholders of each of the identified series of BMO Funds, Inc. (the “Target Company”) will vote separately on the proposals as shown below, as well as any other business that may properly come before the Meeting.

Proposals 1-6: Approve Agreement and Plan of Reorganization

To approve the Agreement and Plan of Reorganization by and among the Target Company, on behalf of its series BMO LGM Emerging Markets Equity Fund, BMO Mid-Cap Growth Fund, BMO Core Plus Bond Fund, BMO Corporate Income Fund, BMO Intermediate Tax-Free Fund and BMO Strategic Income Fund (each, a “Target Fund” and together, the “Target Funds”), Columbia Funds Series Trust I (the “Acquiring Trust”), on behalf of its series set forth in the table below (each, an “Acquiring Fund” and together, the “Acquiring Funds”), BMO Asset Management Corp. (“BMO AM”), and Columbia Management Investment Advisers, LLC (“Columbia”), pursuant to which (A) each Target Fund, as indicated below, will transfer that portion of its assets attributable to each class of its shares (in aggregate, all of its assets) to the corresponding Acquiring Fund, in exchange for shares of a corresponding class of shares of the Acquiring Fund and the assumption by the Acquiring Fund of all liabilities and obligations of the Target Fund reflected in the Target Fund’s Statement of Assets and Liabilities prepared in accordance with generally accepted accounting principles and any director indemnification obligation of the Target Fund, in each case as described in the Agreement and Plan of Reorganization, followed by the distribution of the Acquiring Fund’s shares of each class to the Target Fund’s shareholders of the corresponding class in complete liquidation of the Target Fund, and (B) the articles of incorporation of the Target Company will be amended to dissolve and terminate each such Target Fund. The consummation of one proposed reorganization is not contingent upon the consummation of any other proposed reorganization.

Shareholders of each Target Fund will vote separately on the reorganization proposals as shown below.

Proposal	Target Fund	Acquiring Fund
1	BMO LGM Emerging Markets Equity Fund	Columbia Emerging Markets Fund
2	BMO Mid-Cap Growth Fund	Columbia Mid Cap Growth Fund
3	BMO Core Plus Bond Fund	Columbia Total Return Bond Fund
4	BMO Corporate Income Fund	Columbia Corporate Income Fund
5	BMO Intermediate Tax-Free Fund	Columbia Intermediate Municipal Bond Fund
6	BMO Strategic Income Fund	Columbia Strategic Income Fund

Proposal 7: Approve a New Investment Advisory Agreement

To approve a proposed new Investment Advisory Agreement between the Target Company, on behalf of its series BMO Mid-Cap Growth Fund, and Columbia (the “Proposed Advisory Agreement”). Shareholders of BMO Mid-Cap Growth Fund will vote separately on the Proposed Advisory Agreement.

Proposal 8: Approve a New Subadvisory Agreement

To approve a proposed new Subadvisory Agreement between BMO AM and LGM Investments Limited, the current subadviser to BMO LGM Emerging Markets Equity Fund (the “Proposed Subadvisory Agreement”). Shareholders of BMO LGM Emerging Markets Equity Fund will vote separately on the Proposed Subadvisory Agreement.

Only shareholders of record of the Target Funds at the close of business on August 31, 2021, the record date for the Meeting, are entitled to notice of and to vote at the Meeting and at any adjournments or postponements thereof.

By order of the Board of Directors,

John M. Blaser

Secretary

[●], 2021

The information contained in this Combined Proxy Statement/Prospectus is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This Combined Proxy Statement/Prospectus is not an offer to sell these securities, and it is not soliciting an offer to buy these securities, in any jurisdiction where the offer or sale is not permitted.

SUBJECT TO COMPLETION,

DATED AUGUST 18, 2021

BMO FUNDS, INC.

BMO LGM Emerging Markets Equity Fund

BMO Mid-Cap Growth Fund

BMO Core Plus Bond Fund

BMO Corporate Income Fund

BMO Intermediate Tax-Free Fund

BMO Strategic Income Fund

COMBINED PROXY STATEMENT/PROSPECTUS

Dated [●], 2021

Introduction

This Combined Proxy Statement/Prospectus is provided in connection with the solicitation of proxies to be voted at a special joint meeting of shareholders (the “Meeting”) of BMO LGM Emerging Markets Equity Fund, BMO Mid-Cap Growth Fund, BMO Core Plus Bond Fund, BMO Corporate Income Fund, BMO Intermediate Tax-Free Fund and BMO Strategic Income Fund (together, the “BMO Funds” or the “Target Funds” and each, a “BMO Fund” or a “Target Fund”), each of which is a series of BMO Funds, Inc. (the “Target Company”) and managed by BMO Asset Management Corp (“BMO AM”). The Meeting is scheduled for November 8, 2021 at 9:00 a.m., local time, at the offices of the Target Company, 790 North Water Street, Suite 1100, Milwaukee, Wisconsin 53202. The purpose of the Meeting is to consider and vote on proposals to reorganize each of the Target Funds into a series (each, an “Acquiring Fund” and together, the “Acquiring Funds”) of the Columbia Funds Series Trust I (the “Acquiring Trust”) managed by Columbia Management Investment Advisers, LLC (“Columbia”) and to amend the Articles of Incorporation of the Target Company to dissolve and terminate each Target Fund (each, a “Reorganization Proposal” and together, the “Reorganization Proposals”) as follows:

Target Fund	Acquiring Fund
BMO LGM Emerging Markets Equity Fund	Columbia Emerging Markets Fund
BMO Mid-Cap Growth Fund	Columbia Mid Cap Growth Fund
BMO Core Plus Bond Fund	Columbia Total Return Bond Fund
BMO Corporate Income Fund	Columbia Corporate Income Fund
BMO Intermediate Tax-Free Fund	Columbia Intermediate Municipal Bond Fund
BMO Strategic Income Fund	Columbia Strategic Income Fund

In addition, shareholders of BMO Mid-Cap Growth Fund are being asked to consider and vote on a proposal to approve a new investment advisory agreement (the “Proposed Advisory Agreement”) between the Target Company, with respect to BMO Mid-Cap Growth Fund, and Columbia (the “Investment Advisory Agreement Proposal”), which would take effect only to ensure the continuous portfolio management of BMO Mid-Cap Growth Fund prior to the close of its Reorganization (as defined below).

In addition, shareholders of BMO LGM Emerging Markets Equity Fund are being asked to consider and vote on a proposal to approve a new subadvisory agreement (the “Proposed Subadvisory Agreement”) between BMO AM, with respect to BMO LGM Emerging Markets Equity Fund, and LGM Investments Limited (“LGM Investments”), the current subadviser to the fund (the “Subadvisory Agreement Proposal” and together with the Investment Advisory Agreement Proposal, the “Advisory Agreement Proposals”).

The Reorganization Proposals and the Advisory Agreement Proposals are referred to together as the “Proposals” or each, a “Proposal.”

Specifically, at the Meeting, you and other shareholders of the BMO Funds will be asked to consider and vote upon the Proposals as follows:

	Proposal	BMO Fund(s) Voting on the Proposal
1	To approve an Agreement and Plan of Reorganization pursuant to which (A) the Target Fund will transfer that portion of its assets attributable to each class of its shares to the Acquiring Fund in exchange for shares of the corresponding class of the Acquiring Fund and the Acquiring Fund’s assumption of liabilities and obligations of the Target Fund as set forth in the Agreement and Plan of Reorganization, followed by the distribution of the Acquiring Fund’s shares of each class to the Target Fund shareholders of the corresponding class in complete liquidation of the Target Fund, and (B) the articles of incorporation of the Target Company will be amended to dissolve and terminate the Target Fund.	BMO LGM Emerging Markets Equity Fund

2	To approve an Agreement and Plan of Reorganization pursuant to which (A) the Target Fund will transfer that portion of its assets attributable to each class of its shares to the Acquiring Fund in exchange for shares of the corresponding class of the Acquiring Fund and the Acquiring Fund’s assumption of liabilities and obligations of the Target Fund as set forth in the Agreement and Plan of Reorganization, followed by the distribution of the Acquiring Fund’s shares of each class to the Target Fund shareholders of the corresponding class in complete liquidation of the Target Fund, and (B) the articles of incorporation of the Target Company will be amended to dissolve and terminate the Target Fund.	BMO Mid-Cap Growth Fund

3	To approve an Agreement and Plan of Reorganization pursuant to which (A) the Target Fund will transfer that portion of its assets attributable to each class of its shares to the Acquiring Fund in exchange for shares of the corresponding class of the Acquiring Fund and the Acquiring Fund’s assumption of liabilities and obligations of the Target Fund as set forth in the Agreement and Plan of Reorganization, followed by the distribution of the Acquiring Fund’s shares of each class to the Target Fund shareholders of the corresponding class in complete liquidation of the Target Fund, and (B) the articles of incorporation of the Target Company will be amended to dissolve and terminate the Target Fund.	BMO Core Plus Bond Fund

4	To approve an Agreement and Plan of Reorganization pursuant to which (A) the Target Fund will transfer that portion of its assets attributable to each class of its shares to the Acquiring Fund in exchange for shares of the corresponding class of the Acquiring Fund and the Acquiring Fund’s assumption of liabilities and obligations of the Target Fund as set forth in the Agreement and Plan of Reorganization, followed by the distribution of the Acquiring Fund’s shares of each class to the Target Fund shareholders of the corresponding class in complete liquidation of the Target Fund, and (B) the articles of incorporation of the Target Company will be amended to dissolve and terminate the Target Fund.	BMO Corporate Income Fund

5	To approve an Agreement and Plan of Reorganization pursuant to which (A) the Target Fund will transfer that portion of its assets attributable to each class of its shares to the Acquiring Fund in exchange for shares of the corresponding class of the Acquiring Fund and the Acquiring Fund’s assumption of liabilities and obligations of the Target Fund as set forth in the Agreement and Plan of Reorganization, followed by the distribution of the Acquiring Fund’s shares of each class to the Target Fund shareholders of the corresponding class in complete liquidation of the Target Fund, and (B) the articles of incorporation of the Target Company will be amended to dissolve and terminate the Target Fund.	BMO Intermediate Tax-Free Fund

6	To approve an Agreement and Plan of Reorganization pursuant to which (A) the Target Fund will transfer that portion of its assets attributable to each class of its shares to the Acquiring Fund in exchange for shares of the corresponding class of the Acquiring Fund and the Acquiring Fund’s assumption of liabilities and obligations of the Target Fund as set forth in the Agreement and Plan of Reorganization, followed by the distribution of the Acquiring Fund’s shares of each	BMO Strategic Income Fund

2

	Proposal	BMO Fund(s) Voting on the Proposal
class to the Target Fund shareholders of the corresponding class in complete liquidation of the Target Fund, and (B) the articles of incorporation of the Target Company will be amended to dissolve and terminate the Target Fund.

7	To approve an Investment Advisory Agreement between the Target Company, with respect to BMO Mid-Cap Growth Fund, and Columbia.	BMO Mid-Cap Growth Fund

8	To approve a Subadvisory Agreement between BMO AM, with respect to BMO LGM Emerging Markets Equity Fund, and LGM Investments.	BMO LGM Emerging Markets Equity Fund

If shareholders of a Target Fund vote to approve the Agreement and Plan of Reorganization (the “Agreement”) and the other closing conditions are satisfied or waived, shareholders of the Target Fund will receive in their Target Fund’s Reorganization shares of the corresponding Acquiring Fund (in the share class corresponding to their current investment) having an aggregate net asset value equal to the net asset value of the shares of the Target Fund they held immediately prior to the Reorganization, as determined pursuant to the Agreement. The Target Fund will then be liquidated, dissolved and terminated as a series of the Target Company. The table below shows the Target Funds (and share classes) and corresponding Acquiring Funds (and share classes):

Target Fund and Share Classes	Corresponding Acquiring Fund and Share Classes
BMO LGM Emerging Markets Equity Fund	Columbia Emerging Markets Fund
Class A Class I	Class A Class Advisor (“Class Adv”)
BMO Mid-Cap Growth Fund	Columbia Mid Cap Growth Fund
Class A Class I Class R6	Class A Class Adv Class Institutional 3 (“Class Inst3”)
BMO Core Plus Bond Fund	Columbia Total Return Bond Fund
Class A Class I Class Y	Class A Class Adv Class A
BMO Corporate Income Fund	Columbia Corporate Income Fund
Class A Class I Class Y	Class A Class Adv Class A
BMO Intermediate Tax-Free Fund	Columbia Intermediate Municipal Bond Fund
Class A Class I Class Y	Class A Class Adv Class A
BMO Strategic Income Fund	Columbia Strategic Income Fund
Class A Class I Class Y	Class A Class Adv Class A

If the shareholders of one or more of the Target Funds approve the Reorganization Proposal but the shareholders of the other Target Fund(s) do not approve the Reorganization Proposal, then the Reorganization(s) will be implemented with regard to the Target Fund(s) that received shareholder approval of the Reorganization Proposal, provided the other closing conditions are satisfied. The Target Company’s Board of Directors (the “BMO Funds Board”) will consider additional actions with respect to any Target Fund that does not receive shareholder approval of the Reorganization Proposal or if other closing conditions are not satisfied or waived, which may include liquidating the Target Fund. Among other closing conditions, BMO’s ownership levels in the Acquiring Funds may not exceed certain thresholds immediately after the closing of the Reorganizations.

3

If shareholders of BMO Mid-Cap Growth Fund do not approve the Advisory Agreement Proposal, Columbia could serve as adviser to such Fund for up to 150 days under the terms of an interim advisory agreement between the Target Company, on behalf of BMO Mid-Cap Growth Fund, and Columbia (an “Interim Advisory Agreement”) entered into pursuant to Rule 15a-4 under the Investment Company Act of 1940. Similarly, if shareholders of BMO LGM Emerging Markets Equity Fund do not approve the Subadvisory Agreement Proposal, or if, as discussed in greater detail in this Combined Proxy Statement/Prospectus, the current subadvisory agreement between BMO AM and LGM Investments terminates prior to the Meeting, LGM Investments could serve as subadviser to the BMO LGM Emerging Markets Equity Fund for up to 150 days under the terms of an interim subadvisory agreement between BMO AM and LGM Investments (an “Interim Subadvisory Agreement”). Under an Interim Advisory Agreement or Interim Subadvisory Agreement Columbia’s or LGM’s fees, as applicable, would be held in an interest-bearing escrow account. If the Advisory Agreement Proposal or Subadvisory Agreement Proposal is approved by the end of the 150 day period, the compensation (plus interest) payable under the Interim Advisory Agreement or Interim Subadvisory Agreement will be paid to Columbia or LGM; but if the Advisory Agreement Proposal or Subadvisory Agreement Proposal is not approved, Columbia or LGM will be paid, out of the escrow account, the lesser of (i) any costs incurred in providing investment advisory services to such BMO Equity Fund(s) (plus interest earned on that amount while in escrow) or (ii) the total amount in the escrow account (plus interest earned). The existing advisory agreement and subadvisory agreement, as applicable, would be terminated upon the Interim Advisory Agreement and Interim Subadvisory Agreement taking effect, respectively.

This document is a proxy statement for each BMO Fund and a prospectus for each corresponding Acquiring Fund. This Combined Proxy Statement/Prospectus and the enclosed proxy card will be mailed to shareholders of each BMO Fund beginning on or about [●], 2021. This Combined Proxy Statement/Prospectus contains information you should know before voting on the Proposal(s) with respect to your BMO Fund. This Combined Proxy Statement/Prospectus also sets forth concisely the information about the Acquiring Funds that an investor should know before investing. You should retain this document for future reference. The shareholders of each BMO Fund will vote separately on the Proposal(s) for their BMO Fund.

The Proposal for each BMO Fund will be considered by shareholders who owned shares of each respective BMO Fund on August 31, 2021 (the “Record Date”). Each of the BMO Funds and the Acquiring Funds (each, a “Fund” and together, the “Funds”) is a registered open-end management investment company (or a series thereof). The principal business address of the BMO Funds is 790 North Water Street, Suite 1100, Milwaukee, Wisconsin 53202. The telephone number of the BMO Funds is 1-800-236-3863. The principal business address of the Acquiring Funds is 290 Congress Street, Boston Massachusetts 02210. The telephone number of the Acquiring Funds is 1-800-345-6611.

Where to Get More Information

The following documents have been filed with the Securities and Exchange Commission (the “SEC”) and are incorporated into this Combined Proxy Statement/Prospectus by reference:

•	Reorganization-Related Documents: the Statement of Additional Information of the Acquiring Funds relating to the Reorganizations (the “Reorganization SAI”), dated [●], 2021; and

•

Target Company Documents (SEC File No.  811-58433): (i) the Prospectus of the BMO Funds dated December 29, 2020, as supplemented February 16, 2021, February 24, 2021, April 6, 2021, April 13, 2021, April 19, 2021, May 26, 2021 June 2, 2021, June  10, 2021 and August 17, 2021; (ii) the Statement of Additional Information of the Target Funds dated December 29, 2020, as supplemented February 24, 2021, April 6, 2021, April 19, 2021 and June 2, 2021 and July  6, 2021; (iii) the Report of the Independent Registered Public Accounting Firm and audited financial statements included in the Annual Report to Shareholders of the BMO Funds for the year ended August 31, 2020; and (iv)  the unaudited financial statements included in the Semiannual Report to Shareholders of the BMO Funds for the period ended February  28, 2021 as amended on May 17, 2021.

For a free copy of any of the documents listed above and/or to ask questions about this Combined Proxy Statement/Prospectus, please call your BMO Fund’s proxy solicitor toll free at 888-991-1289.

Each Fund is subject to the information requirements of the Securities Exchange Act of 1934, as amended, and the 1940 Act, and files reports, proxy materials and other information with the SEC. Copies of these reports,

4

proxy materials and other information may be obtained, after paying a duplicating fee, by electronic request at publicinfo@sec.gov. In addition, copies of these documents may be viewed online or downloaded from the SEC’s website at www.sec.gov. Copies of the BMO Funds’ documents are also available at no charge on the BMO Funds’ website www.bmofunds.com or by calling 1-800-236-FUND (3863). Copies of the Acquiring Funds’ current prospectuses, statements of additional information and reports to shareholders are available at no charge at https://www.columbiathreadneedleus.com/investor/ or by calling 1-800-345-6611.

Please note that investments in the Funds are not bank deposits, are not federally insured, are not guaranteed by any bank or government agency and may lose value. There is no assurance that any Fund will achieve its investment objectives.

AS WITH ALL OPEN-END MUTUAL FUNDS, THE SEC HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED ON THE ADEQUACY OF THIS COMBINED PROXY STATEMENT/PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

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i

ii

iii

SECTION A — PROPOSALS 1-6: REORGANIZATION PROPOSALS

The following information describes the proposed reorganization of each Target Fund into the corresponding Acquiring Fund (each, a “Reorganization” and together, the “Reorganizations”). The Target Funds and the Acquiring Funds are referred to collectively as the “Funds.”

SUMMARY

Bank of Montreal, the parent company of BMO AM (collectively, “BMO”), reached a definitive agreement with Ameriprise Financial, Inc. (“Ameriprise Financial”), the parent company of Columbia, to sell to Ameriprise Financial the entities that represent BMO AM’s EMEA (Europe, the Middle East and Africa) asset management business (the “EMEA Purchase Agreement”). In addition, BMO has determined to exit the mutual fund investment advisory business in the United States, including ceasing management of the Target Funds. The EMEA acquisition also establishes a strategic relationship between Ameriprise and BMO, giving its North American wealth management clients opportunities to access a range of Columbia Threadneedle Investments2 management solutions, including the Acquiring Funds. As a result, to ensure that shareholders of the Target Funds have continued access to a large and stable mutual fund platform, BMO AM has proposed reorganizing the Target Funds into similar funds managed by Columbia. BMO AM believes that the Reorganizations offer shareholders of each Target Fund the opportunity to remain invested in an investment company with an investment strategy that is similar to that of their Target Fund. Columbia or an affiliate will pay BMO an amount based on a percentage of the advisory fees previously paid by the Target Funds to BMO AM with respect to the assets transferred in the Reorganizations. The BMO Funds Board has approved the Reorganizations, as has the Board of Trustees of the Acquiring Trust (the “Columbia Funds Board”). If approved by shareholders of a Target Fund, that Target Fund’s Reorganization is expected to close in either the fourth quarter of 2021 or the first quarter of 2022, depending on the Target Fund.

This Combined Proxy Statement/Prospectus is being used by each Target Fund to solicit proxies to vote at the Meeting. Shareholders of each Target Fund are being asked to consider a Reorganization Proposal to approve the Agreement providing for the Reorganization relating to their Target Fund, and an amendment to the Target Company’s articles of incorporation to dissolve and terminate their Target Fund.

The following is a summary of the Reorganization Proposals. More complete information appears later in this Combined Proxy Statement/Prospectus. You should carefully read the entire Combined Proxy Statement/Prospectus and the exhibits because they contain details that are not included in this summary.

How Each Reorganization Will Work. The following provides an overview of how each Reorganization will work.

•

Pursuant to the Agreement, each Target Fund will transfer all of its assets to the corresponding Acquiring Fund in exchange for shares of the Acquiring Fund (“Acquisition Shares”) and the Acquiring Fund’s assumption of (i) all liabilities and obligations of the Target Fund reflected on a Statement of Assets and Liabilities prepared as of the close of regular trading on the New York Stock Exchange (the “NYSE”) on the Valuation Date (as defined below) in accordance with generally accepted accounting principles and (ii) any obligation of the Target Fund to indemnify a BMO Funds director under the Target Company’s Articles of Incorporation and By-Laws, in each case as further described in the Agreement. As soon as practicable thereafter, each Target Fund will liquidate and distribute pro rata to shareholders of record of each class of its shares the Acquisition Shares of the corresponding class received by the Target Fund.

•

The Acquiring Fund will issue and deliver to the corresponding Target Fund in exchange for the assets attributable to each class of its shares, Acquisition Shares of the corresponding class with an aggregate net asset value equal to the aggregate net asset value of the then-outstanding Target Fund shares of such class owned by Target Fund shareholders, in each case determined as set forth in the Agreement. Acquisition Shares of each participating class of shares of the Acquiring Funds will be distributed to the shareholders of the corresponding class of such Target Fund in proportion to their holdings of such class of shares of such Target Fund. While the aggregate net asset value of your shares will not change as a result of the Reorganization, the number of shares you hold may differ based on each Fund’s net asset value.

•

Under the Agreement, at the Closing, the net asset value of your Target Fund shares will be determined pursuant to the Acquiring Fund’s valuation procedures, which differ in certain respects from the Target Fund’s valuation procedures. The impact of these differences on the net asset value of your shares at the time of a Reorganization is uncertain, and could be positive or negative depending on market conditions at such time as this determination is made, and the positive or negative impact could exceed $0.01 per share of a Fund’s net asset value.

[2]	Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies.

•

Costs of the Reorganizations will be borne by BMO AM and Columbia, or their affiliates, whether or not such Reorganizations are consummated. Costs of the Reorganizations will not be borne by shareholders of the Funds, except to the extent that BMO AM and/or Columbia or their affiliates, who are bearing the costs of the Reorganizations, are themselves shareholders in the Funds. In addition, BMO AM has agreed to bear commissions and transaction fees incurred by the Target Funds in connection with portfolio repositioning prior to the Reorganizations.

•

Each Reorganization is expected to qualify as a tax-free reorganization for U.S. federal income tax purposes. Accordingly, it is expected that Target Fund shareholders who exchange their Target Fund shares for Acquisition Shares of the corresponding Acquiring Fund in a Reorganization will not recognize gain or loss as a direct result of the Reorganization and no Acquiring Fund will recognize gain or loss as a direct result of a Reorganization. For more information about the U.S. federal income tax consequences of the Reorganizations, see the section of this Combined Proxy Statement/Prospectus entitled “Section A—Proposals 1-6: Reorganization Proposals—Additional Information About the Reorganizations—U.S. Federal Income Tax Status of the Reorganizations.”

•	Shareholders will not incur any sales charges in connection with the issuance of Acquisition Shares in connection with a Reorganization.

•

After a Reorganization is completed, Target Fund shareholders will be shareholders of the corresponding Acquiring Fund, and each Target Fund will be dissolved and terminated. Approval of a Reorganization Proposal includes approval to amend the Articles of Incorporation of the Target Company to dissolve and terminate the Target Fund.

U.S. Federal Income Tax Consequences of the Reorganizations. Each Reorganization is expected to qualify as a tax-free reorganization for U.S. federal income tax purposes and will not take place unless the Target Fund and the Acquiring Fund involved in such Reorganization receive a satisfactory opinion of tax counsel substantially to the effect that the Reorganization will qualify as a tax-free reorganization for U.S. federal income tax purposes, as described in more detail in the section entitled “Section A—Proposals 1-6: Reorganization Proposals—Additional Information About the Reorganizations—U.S. Federal Income Tax Status of the Reorganizations.” Accordingly, subject to the limited exceptions described in that section, no gain or loss is expected to be recognized by any Target Fund or its shareholders as a direct result of its Reorganization. A portion of the portfolio assets of each Target Fund is expected to be sold by the Target Fund before its Reorganization. The actual tax effect of such sales will depend on the difference between the price at which such portfolio assets are sold and the tax basis of the Target Fund in such assets and the holding period of such assets at the time of such sale. Any capital gains recognized in any such sales on a net basis, after reduction by any available capital losses, will be distributed to shareholders as capital gain dividends (to the extent of net realized long-term capital gains over net realized short-term capital losses) and/or ordinary dividends (to the extent of net realized short-term capital gains over net realized long-term capital losses) during or with respect to the year of sale, and such distributions will be taxable to shareholders for U.S. federal income tax purposes. A discussion of the anticipated capital gains impact of the portfolio repositioning by each Target Fund on an aggregate and per share basis is included under “Section A—Proposals 1-6: Reorganizations Proposals—Fees and Expenses.” Additionally, because each Reorganization will end the tax year of the applicable Target Fund, it will accelerate distributions to shareholders from the Target Fund for its tax year ending on the date of the Reorganization. Those tax year-end distributions will be taxable, and will include any distributable, but not previously distributed, net income and net capital gains, to the extent not offset by available capital loss carryovers, if any, resulting from portfolio turnover prior to consummation of the Reorganization. At any time prior to a Reorganization, a shareholder may redeem shares of a Target Fund. Any such redemption would likely result in the recognition of gain or loss by the shareholder for U.S. federal income tax purposes. If a shareholder holds Target Fund shares in a non-taxable account, distributions and redemption proceeds with respect to those shares generally will not be currently taxable to the shareholder if those amounts remain in the non-taxable account.

A Target Fund shareholder’s aggregate tax basis in the Acquisition Shares received is expected to carry over from the shareholder’s Target Fund shares, and a Target Fund shareholder’s holding period in the Acquisition Shares is expected to include the shareholder’s holding period in the Target Fund shares.

For more information about the U.S. federal income tax consequences of the Reorganizations, see the section entitled “Section A—Proposals 1-6: Reorganization Proposals—Additional Information About the Reorganizations—U.S. Federal Income Tax Status of the Reorganizations.” For more information regarding repositioning costs, see the section “Section A—Proposals 1-6: Reorganization Proposals—Summary—Fees and Expenses—Portfolio Turnover” below.

Fees and Expenses. The following tables describe the fees and expenses that you may pay if you buy, hold and sell shares of a Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below. The tables enable you to compare and contrast the expense levels for the Target Funds and the Acquiring Funds, and obtain a general idea of what the expense levels will be if a Reorganization occurs.

Annual fund operating expenses shown in the tables below are based on expenses for the six months ended February 28, 2021 (annualized) for the Target Funds and for the most recent annual or semi-annual period end for which financial statements are published for each Acquiring Fund, as follows: (i) the six months ended February 28, 2021 (annualized) for each of Columbia Emerging Markets Fund, Columbia Mid Cap Growth Fund and Columbia Strategic Income Fund; (ii) the fiscal year ended April 30, 2021 for Columbia Total Return Bond Fund and Columbia Corporate Income Fund; and (iii) the six months ended April 30, 2021 (annualized) for Columbia Intermediate Municipal Bond Fund. Pro forma expenses are based on the twelve months ended as of the above periods.

Also shown are annual fund operating expenses projected for each Acquiring Fund on a pro forma basis after giving effect to each proposed Reorganization for that Acquiring Fund. Each Acquiring Fund includes share classes in addition to those whose expenses are shown below. The tables below include only those Acquiring Fund share classes that will participate in a Reorganization.

In comparing the fees and expenses of a Target Fund and its corresponding Acquiring Fund, you may wish to consider differences in fee structure. Each Acquiring Fund pays Columbia a fee for its management services, which include investment advisory services and administrative services. In contrast, each Target Fund pays BMO AM separate fees for advisory services on the one hand and administrative services on the other hand. BMO AM, as administrator of the Target Funds, is entitled to receive a fee from the Class A, Class I and Class Y shares of each Target Fund of 0.15% of each Target Fund’s average daily net assets. This separate administrative services fee is reflected in each Target Fund’s “Other expenses” in the Annual Fund Operating Expenses tables below.

Shareholders of a Target Fund that hold Class A shares will receive Class A shares of the corresponding Acquiring Fund. Shareholders of a Target Fund that hold Class I shares will receive Class Adv shares of the corresponding Acquiring Fund. Shareholders of a Target Fund that hold Class R6 shares will receive Class Inst3 shares of the corresponding Acquiring Fund. Shareholders of a Target Fund that hold Class Y shares will receive Class A shares of the corresponding Acquiring Fund.

Reorganization of BMO LGM Emerging Markets Equity Fund into Columbia Emerging Markets Fund

Shareholder Fees (fees paid directly from your investment)

	Class A		Class I
BMO LGM Emerging Markets Equity Fund (Current)
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	5.00%		None
Maximum deferred sales charge (load) imposed on redemptions (as a percentage of net asset value at the time of your purchase or redemption, whichever is lower)	1.00	%(1)	None
Redemption Fee (as a percentage of amount redeemed, for shares held less than 30 days)	2.00%		2.00%

Columbia Emerging Markets Fund (Current and Pro Forma)	Class A		Class Adv
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	5.75%		None
Maximum deferred sales charge (load) imposed on redemptions (as a percentage of net asset value at the time of your purchase or redemption, whichever is lower)	1.00	%(2)	None
Redemption Fee (as a percentage of amount redeemed, for shares held less than 30 days)	None		None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

BMO LGM Emerging Markets Equity Fund (Current)	Class A		Class I
Management fees	0.90%		0.90%
Distribution and/or service (12b-1) fees	0.25%		0.00%
Other expenses	0.30%		0.30%
Total annual Fund operating expenses	1.45%		1.20%
Less: Fee waivers and/or expense reimbursements	(0.05	)% (3)	(0.05	)% (3)
Total net annual Fund operating expenses (after waivers and/or reimbursements)	1.40%		1.15%

Columbia Emerging Markets Fund (Current)	Class A		Class Adv
Management fees	0.98%		0.98%
Distribution and/or service (12b-1) fees	0.25%		0.00%
Other expenses	0.22%		0.22%
Total annual Fund operating expenses	1.45%		1.20%

Columbia Emerging Markets Fund (Pro Forma)	Class A		Class Adv
Management fees	0.98%		0.98%
Distribution and/or service (12b-1) fees	0.25%		0.00%
Other expenses	0.24%		0.24%
Total annual Fund operating expenses	1.47	%(4)	1.22	%(4)

(1)	The Maximum Deferred Sales Charge on Target Fund Class A shares is applied only to purchases of $1,000,000 or more that are redeemed within 18 months of purchase.
(2)

This charge is imposed on certain Acquiring Fund investments of between $1 million and $50 million redeemed within 18 months after purchase, as follows: 1.00% if redeemed within 12 months after purchase, and 0.50% if redeemed more than 12, but less than 18, months after purchase, with certain limited exceptions.

(3)

BMO AM has agreed to waive or reduce its investment advisory fee and reimburse expenses to the extent necessary to prevent total annual operating expenses (excluding interest, taxes, brokerage commissions, other investment-related costs and extraordinary expenses, such as litigation and other expenses not incurred in the ordinary course of the Target Fund’s business, and Acquired Fund Fees and Expenses) from exceeding 1.40% for Class A and 1.15% for Class I through December 31, 2022. This expense limitation agreement may not be terminated prior to December 31, 2022 without the consent of the BMO Funds Board, unless terminated due to the termination of the investment advisory agreement.

(4)

The increase in total annual Fund operating expenses is due to differences in assets for the periods presented. No increase is expected if the pro forma fees and expenses and current fees and expenses were presented as of the same period. Current fees and expenses of the Acquiring Fund are presented for the six months ended February 28, 2021 (annualized). Pro forma fees and expenses are shown for the twelve months ended February 28, 2021.

Expense Examples

These examples are intended to help you compare the cost of investing in shares of the Target Fund with the cost of investing in the Acquiring Fund on a pro forma basis, and allow you to compare these costs with the cost of investing in other mutual funds. These examples assume that you invest $10,000 in the applicable Fund for the time periods indicated. These examples also assume that your investment has a 5% return each year and that each Fund’s operating expenses remain the same. These examples include any contractual fee waiver/expense reimbursement arrangement only for the period indicated in the Annual Fund Operating Expenses table above. Although your actual costs may be higher or lower, based on those assumptions, your costs would be (whether or not shares are redeemed):

	1 Year	3 Years	5 Years	10 Years
BMO LGM Emerging Markets Equity Fund (Current)
Class A	$635	$931	$1,248	$2,144
Class I	$117	$376	$655	$1,450

	1 Year	3 Years	5 Years	10 Years
Columbia Emerging Markets Fund (Current)
Class A	$714	$1,007	$1,322	$2,210
Class Adv	$122	$381	$660	$1,455

	1 Year	3 Years	5 Years	10 Years
Columbia Emerging Markets Fund (Pro Forma)
Class A	$716	$1,013	$1,332	$2,231
Class Adv	$124	$387	$670	$1,477

Portfolio Turnover. Each Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in a greater amount of taxes when Fund shares are held in a taxable account. Those costs, which are not reflected in the Annual Fund Operating Expenses table or in the expense examples, affect a Fund’s performance. During each Fund’s most recent fiscal year, each Fund’s portfolio turnover rate was the following percentage of the average value of the Fund’s portfolio:

Fund	Portfolio Turnover
BMO LGM Emerging Markets Equity Fund	45%
Columbia Emerging Markets Fund	29%

A portion of the Target Fund’s portfolio assets is expected to be sold by the Target Fund prior to its Reorganization. If the Reorganization had occurred as of April 30, 2021, it is estimated that approximately 68% of the Target Fund’s investment portfolio would have been sold by the Target Fund before the Reorganization. BMO AM will bear brokerage commissions and transaction fees in connection with such repositioning. If such repositioning had occurred as of April 30, 2021, the Target Fund would have realized net capital gains of $43,031,296 on an aggregate basis and $2.36 per share.

Reorganization of BMO Mid-Cap Growth Fund into Columbia Mid Cap Growth Fund

Shareholder Fees (fees paid directly from your investment)

	Class A		Class I	Class R6
BMO Mid-Cap Growth Fund (Current)
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	5.00%		None	None
Maximum deferred sales charge (load) imposed on redemptions (as a percentage of net asset value at the time of your purchase or redemption, whichever is lower)	1.00	%(1)	None	None

	Class A		Class Adv	Class Inst3
Columbia Mid Cap Growth Fund (Current and Pro Forma)
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	5.75%		None	None
Maximum deferred sales charge (load) imposed on redemptions (as a percentage of net asset value at the time of your purchase or redemption, whichever is lower)	1.00	%(2)	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Class A		Class I		Class R6
BMO Mid-Cap Growth Fund (Current)
Management fees	0.68%		0.68%		0.68%
Distribution and/or service (12b-1) fees	0.25%		0.00%		0.00%
Other expenses	0.84%		0.84%		0.69%
Total annual Fund operating expenses	1.77%		1.52%		1.37%
Less: Fee waivers and/or expense reimbursements	(0.53	)% (3)	(0.53	)% (3)	(0.53	%)(3)
Total net annual Fund operating expenses (after waivers and/or reimbursements)	1.24%		0.99%		0.84%

	Class A		Class Adv		Class Inst3
Columbia Mid Cap Growth Fund (Current)
Management fees	0.74%		0.74%		0.74%
Distribution and/or service (12b-1) fees	0.25%		0.00%		0.00%
Other expenses	0.13%		0.13%		0.04%
Total annual Fund operating expenses	1.12%		0.87%		0.78%

	Class A		Class Adv		Class Inst3
Columbia Mid Cap Growth Fund (Pro Forma)
Management fees	0.75	%(4)	0.75	%(4)	0.75	%(4)
Distribution and/or service (12b-1) fees	0.25%		0.00%		0.00%
Other expenses	0.13%		0.13%		0.03%
Total annual Fund operating expenses	1.13	%(4)	0.88	%(4)	0.78	%(4)

(1)	The Maximum Deferred Sales Charge on Target Fund Class A shares is applied only to purchases of $1,000,000 or more that are redeemed within 18 months of purchase.

(2)

This charge is imposed on certain Acquiring Fund investments of between $1 million and $50 million redeemed within 18 months after purchase, as follows: 1.00% if redeemed within 12 months after purchase, and 0.50% if redeemed more than 12, but less than 18, months after purchase, with certain limited exceptions.

(3)

BMO AM has agreed to waive or reduce its investment advisory fee and reimburse expenses to the extent necessary to prevent class total annual operating expenses (excluding interest, taxes, brokerage commissions, other investment-related costs and extraordinary expenses, such as litigation and other expenses not incurred in the ordinary course of the Target Fund’s business, and Acquired Fund Fees and Expenses) from exceeding 1.24% for Class A, 0.99% for Class I and 0.84% for Class R6 through December 31, 2022. This expense limitation agreement may not be terminated prior to December 31, 2022 without the consent of the BMO Funds Board, unless terminated due to the termination of the investment advisory agreement.

(4)

The increase in management fees and total annual Fund operating expenses is due to differences in assets for the periods presented. No increase is expected if the pro forma fees and expenses and current fees and expenses were presented as of the same period. Current fees and expenses of the Acquiring Fund are presented for the six months ended February 28, 2021 (annualized). Pro forma fees and expenses are shown for the twelve months ended February 28, 2021.

Expense Examples

These examples are intended to help you compare the cost of investing in shares of the Target Fund with the cost of investing in the Acquiring Fund on a pro forma basis, and allow you to compare these costs with the cost of investing in other mutual funds. These examples assume that you invest $10,000 in the applicable Fund for the time periods indicated. These examples also assume that your investment has a 5% return each year and that each Fund’s operating expenses remain the same. These examples include any contractual fee waiver/expense reimbursement arrangement only for the period indicated in the Annual Fund Operating Expenses table above. Although your actual costs may be higher or lower, based on those assumptions, your costs would be (whether or not shares are redeemed):

	1 Year	3 Years	5 Years	10 Years
BMO Mid-Cap Growth Fund (Current)
Class A	$620	$980	$1,364	$2,438
Class I	$101	$428	$779	$1,767
Class R6	$86	$382	$699	$1,600

	1 Year	3 Years	5 Years	10 Years
Columbia Mid Cap Growth Fund (Current)
Class A	$683	$911	$1,156	$1,860
Class Adv	$89	$278	$482	$1,073
Class Inst3	$80	$249	$433	$966

	1 Year	3 Years	5 Years	10 Years
Columbia Mid Cap Growth Fund (Pro Forma)
Class A	$684	$913	$1,161	$1,871
Class Adv	$90	$281	$488	$1,084
Class Inst3	$80	$249	$433	$966

Portfolio Turnover. Each Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in a greater amount of taxes when Fund shares are held in a taxable account. Those costs, which are not reflected in the Annual Fund Operating Expenses table or in the expense examples, affect a Fund’s performance. During each Fund’s most recent fiscal year, each Fund’s portfolio turnover rate was the following percentage of the average value of the Fund’s portfolio:

Fund	Portfolio Turnover
BMO Mid-Cap Growth Fund	56%
Columbia Mid Cap Growth Fund	63%

A portion of the Target Fund’s portfolio assets is expected to be sold by the Target Fund prior to its Reorganization. If the Reorganization had occurred as of April 30, 2021, it is estimated that approximately 84% of the Target Fund’s investment portfolio would have been sold by the Target Fund before the Reorganization. BMO AM will bear brokerage commissions and transaction fees in connection with such repositioning. If such repositioning had occurred as of April 30, 2021, the Target Fund would have realized net capital gains of $6,206,598 on an aggregate basis and $2.95 per share.

Reorganization of BMO Core Plus Bond Fund into Columbia Total Return Bond Fund

Shareholder Fees (fees paid directly from your investment)

	Class A		Class I	Class Y
BMO Core Plus Bond Fund (Current)
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	3.50%		None	None
Maximum deferred sales charge (load) imposed on redemptions (as a percentage of net asset value at the time of your purchase or redemption, whichever is lower)	0.55	%(1)	None	None

Columbia Total Return Bond Fund (Current and Pro Forma)	Class A		Class Adv
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	3.00%		None
Maximum deferred sales charge (load) imposed on redemptions (as a percentage of net asset value at the time of your purchase or redemption, whichever is lower)	1.00	%(2)	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

BMO Core Plus Bond Fund (Current)	Class A	Class I	Class Y
Management fees	0.12%	0.12%	0.12%
Distribution and/or service (12b-1) fees	0.25%	0.00%	0.00%
Other expenses	0.19%	0.19%	0.44%
Total annual Fund operating expenses	0.56%	0.31%	0.56%

Columbia Total Return Bond Fund (Current)	Class A		Class Adv
Management fees	0.48%		0.48%
Distribution and/or service (12b-1) fees	0.25%		0.00%
Other expenses	0.15%		0.15%
Total annual Fund operating expenses	0.88	%(3)	0.63	%(3)
Less: Fee waivers and/or expense reimbursements	(0.14	)%(4)	(0.14	)%(4)
Total net annual Fund operating expenses (after waivers and/or reimbursements)	0.74%		0.49%

	Class A		Class Adv
Columbia Total Return Bond Fund (Pro Forma)(5)
Management fees	0.47%		0.47%
Distribution and/or service (12b-1) fees	0.25%		0.00%
Other expenses	0.15%		0.15%
Total annual Fund operating expenses	0.87	%(3)	0.62	%(3)
Less: Fee waivers and/or expense reimbursements	(0.13	)%(6)(4)	(0.13	)%(6)(4)
Total net annual Fund operating expenses (after waivers and/or reimbursements)	0.74%		0.49%

(1)	The Maximum Deferred Sales Charge on Target Fund Class A shares is applied only to purchases of $1,000,000 or more that are redeemed within 18 months of purchase.
(2)

This charge is imposed on certain Acquiring Fund investments of between $1 million and $50 million redeemed within 18 months after purchase, as follows: 1.00% if redeemed within 12 months after purchase, and 0.50% if redeemed more than 12, but less than 18, months after purchase, with certain limited exceptions.

(3)

“Total annual Fund operating expenses” include acquired fund fees and expenses (expenses the Acquiring Fund incurs indirectly through its investments in other investment companies) and may be higher than the ratio of expenses to average net assets shown in the Financial Highlights section of this Combined Proxy Statement/Prospectus because the ratio of expenses to average net assets does not include acquired fund fees and expenses.

(4)

Columbia and certain of its affiliates have contractually agreed to waive fees and/or to reimburse expenses (excluding transaction costs and certain other investment-related expenses, interest, taxes, acquired fund fees and expenses, and infrequent and/or unusual expenses) through August 31, 2023, unless sooner terminated at the sole discretion of the Columbia Funds Board. Under this agreement, the Acquiring Fund’s net operating expenses, subject to applicable exclusions, will not exceed the annual rates of 0.74% for Class A and 0.49% for Class Adv.

(5)	Pro forma expenses assume a reduction of approximately $200 million in the assets of the Target Fund acquired in the Reorganization due to anticipated redemptions prior to the Reorganization.
(6)

Columbia and certain of its affiliates have further contractually agreed, effective upon the closing of the Reorganization to waive fees and/or to reimburse expenses (excluding transaction costs and certain other investment-related expenses, interest, taxes, acquired fund fees and expenses, and infrequent and/or unusual expenses) through August 31, 2024, unless sooner terminated at the sole discretion of the Columbia Funds Board. Under this agreement, the Acquiring Fund’s net operating expenses, subject to applicable exclusions, will not exceed the annual rates of 0.74% for Class A and 0.49% for Class Adv.

Expense Examples

These examples are intended to help you compare the cost of investing in shares of the Target Fund with the cost of investing in the Acquiring Fund on a pro forma basis, and allow you to compare these costs with the cost of investing in other mutual funds. These examples assume that you invest $10,000 in the applicable Fund for the time periods indicated. These examples also assume that your investment has a 5% return each year and that each Fund’s operating expenses remain the same. These examples include any contractual fee waiver/expense reimbursement arrangements only for the period indicated in the Annual Fund Operating Expenses table above. Although your actual costs may be higher or lower, based on those assumptions, your costs would be (whether or not shares are redeemed):

	1 Year	3 Years	5 Years	10 Years
BMO Core Plus Bond Fund (Current)
Class A	$405	$523	$652	$1,027
Class I	$32	$100	$174	$393
Class Y	$57	$179	$313	$701

	1 Year	3 Years	5 Years	10 Years
Columbia Total Return Bond Fund (Current)
Class A	$373	$559	$760	$1,339
Class Adv	$50	$188	$337	$773

	1 Year	3 Years	5 Years	10 Years
Columbia Total Return Bond Fund (Pro Forma)
Class A	$373	$543	$742	$1,316
Class Adv	$50	$172	$319	$749

Portfolio Turnover. Each Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in a greater amount of taxes when Fund shares are held in a taxable account. Those costs, which are not reflected in the annual Fund operating expenses table or in the expense examples, affect a Fund’s performance. During each Fund’s most recent fiscal year, each Fund’s portfolio turnover rate was the following percentage of the average value of the Fund’s portfolio:

Fund	Portfolio Turnover
BMO Core Plus Bond Fund	28%
Columbia Total Return Bond Fund	295%

A portion of the Target Fund’s portfolio assets is expected to be sold by the Target Fund prior to its Reorganization. If the Reorganization had occurred as of April 30, 2021, it is estimated that approximately 33% of the Target Fund’s investment portfolio would have been sold by the Target Fund before the Reorganization. BMO AM will bear brokerage commissions and transaction fees in connection with such repositioning. If such repositioning had occurred as of April 30, 2021, the Target Fund would have realized net capital gains of $13,159,371 on an aggregate basis and $0.13 per share.

Reorganization of BMO Corporate Income Fund into Columbia Corporate Income Fund

Shareholder Fees (fees paid directly from your investment)

	Class A		Class I	Class Y
BMO Corporate Income Fund (Current)
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	3.50%		None	None
Maximum deferred sales charge (load) imposed on redemptions (as a percentage of net asset value at the time of your purchase or redemption, whichever is lower)	0.55	%(1)	None	None

Columbia Corporate Income Fund (Current and Pro Forma)	Class A		Class Adv
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	4.75%		None
Maximum deferred sales charge (load) imposed on redemptions (as a percentage of net asset value at the time of your purchase or redemption, whichever is lower)	1.00	%(2)	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

BMO Corporate Income Fund (Current)	Class A		Class I	Class Y
Management fees	0.18%		0.18%	0.18%
Distribution and/or service (12b-1) fees	0.25%		0.00%	0.00%
Other expenses	0.22%		0.22%	0.47%
Total annual Fund operating expenses	0.65%		0.40%	0.65%
Less: Fee waivers and/or expense reimbursements	(0.06	)% (3)	— (3)	(0.06	)% (3)
Total net annual Fund operating expenses (after waivers and/or reimbursements)	0.59%		0.40%	0.59%

Columbia Corporate Income Fund (Current)	Class A		Class Adv
Management fees	0.49%		0.49%
Distribution and/or service (12b-1) fees	0.25%		0.00%
Other expenses	0.19%		0.19%
Total annual Fund operating expenses	0.93	%(4)	0.68	%(4)
Less: Fee waivers and/or expense reimbursements	(0.06	)%(5)	(0.06	)%(5)
Total net annual Fund operating expenses (after waivers and/or reimbursements)	0.87%		0.62%

	Class A		Class Adv
Columbia Corporate Income Fund (Pro Forma)
Management fees	0.49%		0.49%
Distribution and/or service (12b-1) fees	0.25%		0.00%
Other expenses	0.17%		0.17%
Total annual Fund operating expenses	0.91	%,(4)	0.66	%(4)
Less: Fee waivers and/or expense reimbursements	(0.04	)%(5)(6)	(0.04	)% (5)(6)
Total net annual Fund operating expenses (after waivers and/or reimbursements)	0.87%		0.62%

(1)	The Maximum Deferred Sales Charge on Target Fund Class A shares is applied only to purchases of $1,000,000 or more that are redeemed within 18 months of purchase.
(2)

This charge is imposed on certain Acquiring Fund investments of between $1 million and $50 million redeemed within 18 months after purchase, as follows: 1.00% if redeemed within 12 months after purchase, and 0.50% if redeemed more than 12, but less than 18, months after purchase, with certain limited exceptions.

(3)

BMO AM has agreed to waive or reduce its investment advisory fee and reimburse expenses to the extent necessary to prevent total annual operating expenses (excluding interest, taxes, brokerage commissions, other investment-related costs and extraordinary expenses, such as litigation and other expenses not incurred in the ordinary course of the Fund’s business, and Acquired Fund Fees and Expenses) from exceeding 0.59% for Class A, 0.55% for Class I and 0.59% for Class Y through December 31, 2022. This expense limitation agreement may not be terminated prior to December 31, 2022 without the consent of the BMO Funds Board, unless terminated due to the termination of the investment advisory agreement.

(4)

“Total annual Fund operating expenses” include acquired fund fees and expenses (expenses the Acquiring Fund incurs indirectly through its investments in other investment companies) and may be higher than the ratio of expenses to average net assets shown in the Financial Highlights section of this Combined Proxy Statement/Prospectus because the ratio of expenses to average net assets does not include acquired fund fees and expenses.

(5)

Columbia and certain of its affiliates have contractually agreed to waive fees and/or to reimburse expenses (excluding transaction costs and certain other investment-related expenses, interest, taxes, acquired fund fees and expenses, and infrequent and/or unusual expenses) through August 31, 2023, unless sooner terminated at the sole discretion of the Columbia Funds Board. Under this agreement, the Acquiring Fund’s net operating expenses, subject to applicable exclusions, will not exceed the annual rates of 0.87% for Class A and 0.62% for Class Adv.

(6)

Columbia and certain of its affiliates have further contractually agreed, effective upon the closing of the Reorganization to waive fees and/or to reimburse expenses (excluding transaction costs and certain other investment-related expenses, interest, taxes, acquired fund fees and expenses, and infrequent and/or unusual expenses) through August 31, 2024, unless sooner terminated at the sole discretion of the Columbia Funds Board. Under this agreement, the Acquiring Fund’s net operating expenses, subject to applicable exclusions, will not exceed the annual rates of 0.87% for Class A and 0.62% for Class Adv.

Expense Examples

These examples are intended to help you compare the cost of investing in shares of the Target Fund with the cost of investing in the Acquiring Fund on a pro forma basis, and allow you to compare these costs with the cost of investing in other mutual funds. These examples assume that you invest $10,000 in the applicable Fund for the time periods indicated. These examples also assume that your investment has a 5% return each year and that each Fund’s operating expenses remain the same. These examples include any contractual fee waiver/expense reimbursement arrangements only for the period indicated in the Annual Fund Operating Expenses table above. Although your actual costs may be higher or lower, based on those assumptions, your costs would be (whether or not shares are redeemed):

	1 Year	3 Years	5 Years	10 Years
BMO Corporate Income Fund (Current)
Class A	$408	$545	$694	$1,127
Class I	$41	$128	$224	$505
Class Y	$60	$202	$356	$805

	1 Year	3 Years	5 Years	10 Years
Columbia Corporate Income Fund (Current)
Class A	$560	$752	$960	$1,558
Class Adv	$63	$212	$373	$841

	1 Year	3 Years	5 Years	10 Years
Columbia Corporate Income Fund (Pro Forma)
Class A	$560	$744	$947	$1,534
Class Adv	$63	$203	$360	$815

Portfolio Turnover. Each Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in a greater amount of taxes when Fund shares are held in a taxable account. Those costs, which are not reflected in the annual Fund operating expenses table or in the expense examples, affect a Fund’s performance. During each Fund’s most recent fiscal year, each Fund’s portfolio turnover rate was the following percentage of the average value of the Fund’s portfolio:

Fund	Portfolio Turnover
BMO Corporate Income Fund	31%
Columbia Corporate Income Fund	74%

A portion of the Target Fund’s portfolio assets is expected to be sold by the Target Fund prior to its Reorganization. If the Reorganization had occurred as of April 30, 2021, it is estimated that approximately 36% of the Target Fund’s investment portfolio would have been sold by the Target Fund before the Reorganization. BMO AM will bear brokerage commissions and transaction fees in connection with such repositioning. If such repositioning had occurred as of April 30, 2021, the Target Fund would have realized net capital gains of $7,673,209 on an aggregate basis and $0.24 per share.

Reorganization of BMO Intermediate Tax-Free Fund into Columbia Intermediate Municipal Bond Fund

Shareholder Fees (fees paid directly from your investment)

BMO Intermediate Tax-Free Fund (Current)	Class A		Class I	Class Y
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	3.50%		None	None
Maximum deferred sales charge (load) imposed on redemptions (as a percentage of net asset value at the time of your purchase or redemption, whichever is lower)	0.55	%(1)	None	None

Columbia Intermediate Municipal Bond Fund (Current and Pro Forma)	Class A		Class Adv
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	3.00%		None
Maximum deferred sales charge (load) imposed on redemptions (as a percentage of net asset value at the time of your purchase or redemption, whichever is lower)	0.75	%(2)	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

BMO Intermediate Tax-Free Fund (Current)	Class A		Class I	Class Y
Management fees	0.12%		0.12%	0.12%
Distribution and/or service (12b-1) fees	0.25%		0.00%	0.00%
Other expenses	0.18%		0.18%	0.43%
Total annual Fund operating expenses	0.55%		0.30%	0.55%
Less: Fee waivers and/or expense reimbursements	(0.01	)%(3)	— (3)	(0.01	)%(3)
Total net annual Fund operating expenses (after waivers and/or reimbursements)	0.54%		0.30%	0.54%

Columbia Intermediate Municipal Bond Fund (Current)	Class A		Class Adv
Management fees	0.47%		0.47%
Distribution and/or service (12b-1) fees	0.20%		0.00%
Other expenses	0.17%		0.17%
Total annual Fund operating expenses	0.84	%(4)	0.64	%(4)
Less: Fee waivers and/or expense reimbursements	(0.23	)%(5)	(0.23	)%(5)
Total net annual Fund operating expenses (after waivers and/or reimbursements)	0.61%		0.41%

Columbia Intermediate Municipal Bond Fund (Pro Forma)	Class A		Class Adv
Management fees	0.45%		0.45%
Distribution and/or service (12b-1) fees	0.20%		0.00%
Other expenses	0.15%		0.15%
Total annual Fund operating expenses	0.80	%(4)	0.60	%(4)
Less: Fee waivers and/or expense reimbursements	(0.19	)%(5)(6)	(0.19	)%(5)(6)
Total net annual Fund operating expenses (after waivers and/or reimbursements)	0.61%		0.41%

(1)	The Maximum Deferred Sales Charge on Target Fund Class A shares is applied only to purchases of $1,000,000 or more that are redeemed within 18 months of purchase.
(2)	This charge is imposed on certain Acquiring Fund investments of $500,000 or more redeemed within 12 months after purchase, with certain limited exceptions.
(3)

BMO AM has agreed to waive or reduce its investment advisory fee and reimburse expenses to the extent necessary to prevent total annual operating expenses (excluding interest, taxes, brokerage commissions, other investment-related costs and extraordinary expenses, such as litigation and other expenses not incurred in the ordinary course of the Target Fund’s business, and Acquired Fund Fees and Expenses) from exceeding 0.54% for Class A, 0.50% for Class I and 0.54% for Class Y through December 31, 2022. This expense limitation agreement may not be terminated prior to December 31, 2022 without the consent of the BMO Funds Board, unless terminated due to the termination of the investment advisory agreement.

(4)

“Total annual Fund operating expenses” include acquired fund fees and expenses (expenses the Acquiring Fund incurs indirectly through its investments in other investment companies) and may be higher than the ratio of expenses to average net assets shown in the Financial Highlights section of this Combined Proxy Statement/Prospectus because the ratio of expenses to average net assets does not include acquired fund fees and expenses.

(5)

Columbia and certain of its affiliates have contractually agreed to waive fees and/or to reimburse expenses (excluding transaction costs and certain other investment-related expenses, interest, taxes, acquired fund fees and expenses, and infrequent and/or unusual expenses) through February 28, 2023, unless sooner terminated at the sole discretion of the Columbia Funds Board. Under this agreement, the Acquiring Fund’s net operating expenses, subject to applicable exclusions, will not exceed the annual rates of 0.61% for Class A and 0.41% for Class Adv.

(6)

Columbia and certain of its affiliates have further contractually agreed, effective upon the closing of the Reorganization to waive fees and/or to reimburse expenses (excluding transaction costs and certain other investment-related expenses, interest, taxes, acquired fund fees and expenses, and infrequent and/or unusual expenses) through February 29, 2024, unless sooner terminated at the sole discretion of the Columbia Funds Board. Under this agreement, the Acquiring Fund’s net operating expenses, subject to applicable exclusions, will not exceed the annual rates of 0.61% for Class A and 0.41% for Class Adv.

Expense Examples

These examples are intended to help you compare the cost of investing in shares of the Target Fund with the cost of investing in the Acquiring Fund on a pro forma basis, and allow you to compare these costs with the cost of investing in other mutual funds. These examples assume that you invest $10,000 in the applicable Fund for the time periods indicated. These examples also assume that your investment has a 5% return each year and that each Fund’s operating expenses remain the same. These examples include any contractual fee waiver/expense reimbursement arrangements only for the period indicated in the Annual Fund Operating Expenses table above. Although your actual costs may be higher or lower, based on those assumptions, your costs would be (whether or not shares are redeemed):

	1 Year	3 Years	5 Years	10 Years
BMO Intermediate Tax-Free Fund (Current)
Class A	$403	$519	$646	$1,014
Class I	$31	$97	$169	$381
Class Y	$55	$175	$306	$688

	1 Year	3 Years	5 Years	10 Years
Columbia Intermediate Municipal Bond Fund (Current)
Class A	$360	$538	$730	$1,285
Class Adv	$42	$182	$334	$777

	1 Year	3 Years	5 Years	10 Years
Columbia Intermediate Municipal Bond Fund (Pro Forma)
Class A	$360	$510	$694	$1,225
Class Adv	$42	$153	$296	$713

Portfolio Turnover. Each Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in a greater amount of taxes when Fund shares are held in a taxable account. Those costs, which are not reflected in the annual Fund operating expenses table or in the expense examples, affect a Fund’s performance. During each Fund’s most recent fiscal year, each Fund’s portfolio turnover rate was the following percentage of the average value of the Fund’s portfolio:

Fund	Portfolio Turnover
BMO Intermediate Tax-Free Fund	52%
Columbia Intermediate Municipal Bond Fund	9%

A portion of the Target Fund’s portfolio assets is expected to be sold by the Target Fund prior to its Reorganization. If the Reorganization had occurred as of April 30, 2021, it is estimated that approximately 1% of the Target Fund’s investment portfolio would have been sold by the Target Fund before the Reorganization. BMO AM will bear brokerage commissions and transaction fees in connection with such repositioning. If such repositioning had occurred as of April 30, the Target Fund would not have realized any net capital gains or losses.

Reorganization of BMO Strategic Income Fund into Columbia Strategic Income Fund

Shareholder Fees (fees paid directly from your investment)

	Class A		Class I	Class Y
BMO Strategic Income Fund (Current)
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	3.50%		None	None
Maximum deferred sales charge (load) imposed on redemptions (as a percentage of net asset value at the time of your purchase or redemption, whichever is lower)	1.00	%(1)	None	None

Columbia Strategic Income Fund (Current and Pro Forma)	Class A		Class Adv
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	4.75%		None
Maximum deferred sales charge (load) imposed on redemptions (as a percentage of net asset value at the time of your purchase or redemption, whichever is lower)	1.00	%(2)	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

BMO Strategic Income Fund (Current)	Class A		Class I		Class Y
Management fees	0.25%		0.25%		0.25%
Distribution and/or service (12b-1) fees	0.25%		0.00%		0.00%
Other expenses	0.47%		0.47%		0.72%
Total annual Fund operating expenses	0.97%		0.72%		0.97%
Less: Fee waivers and/or expense reimbursements	(0.17	)% (3)	(0.17	)% (3)	(0.17	%)(3)
Total net annual Fund operating expenses (after waivers and/or reimbursements)	0.80%		0.55%		0.80%

Columbia Strategic Income Fund (Current)	Class A		Class Adv
Management fees	0.55%		0.55%
Distribution and/or service (12b-1) fees	0.25%		0.00%
Other expenses	0.12%		0.12%
Total annual Fund operating expenses	0.92%		0.67%

	Class A		Class Adv
Columbia Strategic Income Fund (Pro Forma)
Management fees	0.56	%(4)	0.56	%(4)
Distribution and/or service (12b-1) fees	0.25%		0.00%
Other expenses	0.12%		0.12%
Total annual Fund operating expenses	0.93	%(4)	0.68	%(4)

(1)	The Maximum Deferred Sales Charge on Target Fund Class A shares is applied only to purchases of $1,000,000 or more that are redeemed within 18 months of purchase.
(2)

This charge is imposed on certain investments of between $1 million and $50 million redeemed within 18 months after purchase, as follows 1.00% if redeemed within 12 months after purchase, and 0.50% if redeemed more than 12, but less than 18, months after purchase, with certain limited exceptions.

(3)

BMO AM has agreed to waive or reduce its investment advisory fee and reimburse expenses to the extent necessary to prevent total annual operating expenses (excluding interest, taxes, brokerage commissions, other investment-related costs and extraordinary expenses, such as litigation and other expenses not incurred in the ordinary course of the Fund’s business, and Acquired Fund Fees and Expenses) from exceeding 0.80% for Class A, 0.55% for Class I and 0.80% for Class Y through December 31, 2022. This expense limitation agreement may not be terminated prior to December 31, 2022 without the consent of the BMO Funds Board, unless terminated due to the termination of the investment advisory agreement.

(4)

The increase in management fees and total annual Fund operating expenses is due to differences in assets for the periods presented. No increase is expected if the pro forma fees and expenses and current fees and expenses were presented as of the same period. Current fees and expenses of the Acquiring Fund are presented for the six months ended February 28, 2021 (annualized). Pro forma fees and expenses are shown for the twelve months ended February 28, 2021.

Expense Examples

These examples are intended to help you compare the cost of investing in shares of the Target Fund with the cost of investing in the Acquiring Fund on a pro forma basis, and allow you to compare these costs with the cost of investing in other mutual funds. These examples assume that you invest $10,000 in the applicable Fund for the time periods indicated. These examples also assume that your investment has a 5% return each year and that each Fund’s operating expenses remain the same. These examples include any contractual fee waiver/expense reimbursement arrangement only for the period indicated in the Annual Fund Operating Expenses table above. Although your actual costs may be higher or lower, based on those assumptions, your costs would be (whether or not shares are redeemed):

	1 Year	3 Years	5 Years	10 Years
BMO Strategic Income Fund (Current)
Class A	$429	$632	$852	$1,483
Class I	$56	$213	$384	$879
Class Y	$82	$292	$520	$1,174

	1 Year	3 Years	5 Years	10 Years
Columbia Strategic Income Fund (Current)
Class A	$564	$754	$960	$1,553
Class Adv	$68	$214	$373	$835

	1 Year	3 Years	5 Years	10 Years
Columbia Strategic Income Fund (Pro Forma)
Class A	$565	$757	$965	$1,564
Class Adv	$69	$218	$379	$847

Portfolio Turnover. Each Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in a greater amount of taxes when Fund shares are held in a taxable account. Those costs, which are not reflected in the annual Fund operating expenses table or in the expense examples, affect a Fund’s performance. During each Fund’s most recent fiscal year, each Fund’s portfolio turnover rate was the following percentage of the average value of the Fund’s portfolio:

Fund	Portfolio Turnover
BMO Strategic Income Fund	31%
Columbia Strategic Income Fund	173%

A portion of the Target Fund’s portfolio assets is expected to be sold by the Target Fund prior to its Reorganization. If the Reorganization had occurred as of April 30, 2021, it is estimated that approximately 73% of the Target Fund’s investment portfolio would have been sold by the Target Fund before the Reorganization. BMO AM will bear brokerage commissions and transaction fees in connection with such repositioning. If such repositioning had occurred as of April 30, 2021, the Target Fund would have realized net capital gains of $470,176 on an aggregate basis and $0.04 per share.

Comparison of Acquiring Fund and Target Fund Service Providers. The following provides a comparison of the service providers for the Funds.

Service Provider	Target Funds	Acquiring Funds
Administrator	BMO Asset Management Corp. 115 South LaSalle Street Chicago, Illinois 60603	Columbia Management Investment Advisers, LLC* 290 Congress Street Boston, Massachusetts 02210

Sub-Administrator	State Street Bank and Trust Company 1 Iron Street Boston, Massachusetts 02116	N/A

Custodian	State Street Bank and Trust Company 1 Iron Street Boston, Massachusetts 02116	JPMorgan Chase Bank, N.A. 1 Chase Manhattan Plaza, 19th Floor New York, New York, 10005

Fund Accounting Services Provider	State Street Bank and Trust Company 1 Iron Street Boston, Massachusetts 02116	Columbia Management Investment Advisers, LLC* 290 Congress Street Boston, Massachusetts 02210

Transfer Agent	SS&C Technologies, Inc. 2000 Crown Colony Drive Quincy, Massachusetts 02171	Columbia Management Investment Services Corp. 290 Congress Street Boston, Massachusetts 02210

Independent Registered Public Accountant	KPMG LLP 191 West Nationwide Blvd., Suite 500 Columbus, Ohio 43215	PricewaterhouseCoopers LLP 45 South Seventh Street, Suite 3400 Minneapolis, Minnesota 55402

Distributor	Foreside Financial Services, LLC Three Canal Plaza Portland, Maine 04101	Columbia Management Investment Distributors, Inc. 290 Congress Street Boston, Massachusetts 02210

*	Services provided by Columbia under the terms of the Acquiring Funds’ Investment Management Agreements.

Comparison of Target Fund and Acquiring Fund Sales Charges and Distribution Arrangements. Class A shares of each Target Fund are subject to a front-end sales load. For BMO LGM Emerging Markets Equity Fund and BMO Mid-Cap Growth Fund, the maximum front-end sales load is 5.00%. For BMO Core Plus Bond Fund, BMO Corporate Income Fund, BMO Intermediate Tax-Free Fund and BMO Strategic Income Fund, the maximum front-end sales load is 3.50%. For the Target Funds, purchases of Class A shares of $1 million or more are not subject to a front-end sales load but are subject to a contingent deferred sales charge on redemptions of shares within 18 months of purchase. The contingent differed sales charge is 1.00% for purchases of BMO LGM Emerging Markets Equity Fund and BMO Mid-Cap Growth Fund and 0.55% for purchases for BMO Core Plus Bond Fund, BMO Corporate Income Fund, BMO Intermediate Tax-Free Fund and BMO Strategic Income Fund. Class I shares and Class Y shares of the Target Funds do not impose a front-end sales load or contingent deferred sales charge. Each Target Fund’s sales load is subject to reduction or waiver based on factors such as the identity of the buyer, the amount of shares purchased, or the financial intermediary through which a shareholder acquired Target Fund shares. BMO LGM Emerging Markets Equity Fund also charges a redemption fee of 2.00% for Class I and Class A shares held less than 30 days.

Class A shares of each Acquiring Fund are subject to a front-end sales load. For Columbia Emerging Markets Fund and Columbia Mid Cap Growth Fund, the maximum front-end sales load on purchases of Class A shares is 5.75%. For Columbia Total Return Bond Fund and Columbia Intermediate Municipal Bond Fund, the maximum front-end sales load on purchases of Class A shares is 3.00%. For Columbia Corporate Income Fund and Columbia Strategic Income Fund, the maximum front-end sales load on purchases of Class A shares is 4.75%. Purchases of Class A shares of between $1 million and $50 million of each Acquiring Fund (except for Columbia Intermediate Municipal Bond Fund) are subject to a contingent deferred sales charge of 1.00% on redemptions within 12 months of purchase and 0.50% on redemptions after 12 months but within 18 months of purchase. Purchases of Class A shares greater than $500,000 of Columbia Intermediate Municipal Bond Fund are subject to a contingent deferred sales charge of 0.75% on redemptions of such shares within 12 months of purchase. Each

Acquiring Fund’s sales load is subject to reduction or waiver based on factors such as the identity of the buyer, the amount of shares purchased, or the financial intermediary through which a shareholder acquired Acquiring Fund shares. Class Adv and Class Inst3 shares of the Acquiring Funds do not impose a front-end sales load or contingent deferred sales charge.

Class A shares of both the Target Funds and the Acquiring Funds are subject to a 0.25% Rule 12b-1 distribution and service fee.

Comparison of Target Fund and Acquiring Fund Purchase and Redemption Provisions. Shares of the Target Funds may be purchased or sold on any day the NYSE is open for business. Class A and Class Y shares of the Target Funds have an investment minimum of $1,000 with a subsequent investment minimum of $50. Class I shares have an investment minimum of $1,000,000. In certain instances the investment minimums may be waived in the Target Funds’ discretion. Class R6 shares of the Target Funds do not have an investment minimum but may be purchased or sold only by eligible retirement plans, fee-based wrap programs, and other registered investment companies. The Target Funds may be purchased by phone, by mail or by wire transaction.

Shares of the Acquiring Funds may be purchased or sold on any day the NYSE is open for business. Class A shares of the Acquiring Funds have a $2,000 investment minimum for non-IRA accounts and a $1,000 investment minimum for IRA accounts. The minimum initial investment in Class Adv and Class Inst3 shares is $2,000 ($1,000 for IRA accounts; $100 for systematic investment plan accounts) for commissionable brokerage platforms where the financial intermediary, acting as broker on behalf of its customers, charges the customer a commission for effecting transactions in Acquiring Fund shares; provided that the financial intermediary has an agreement with the Acquiring Funds’ distributor that specifically authorizes offering, as applicable, Class Adv or Class Inst3 shares within such platform and, with respect to Class Inst3 shares, Acquiring Fund shares are held in an omnibus account; for all other eligible Class Adv share investors, there is no minimum initial investment.

There is no minimum initial investment in Class Inst3 shares for: group retirement plans that maintain plan-level or omnibus accounts with the Acquiring Fund; collective trust funds; affiliated or unaffiliated mutual funds (e.g., funds operating as funds-of-funds); fee-based platforms of financial intermediaries (or the clearing intermediary that they trade through) that have an agreement with the Acquiring Funds’ distributor or an affiliate thereof that specifically authorizes the financial intermediary to offer and/or service Class Inst3 shares within such platform and Acquiring Fund shares are held in an omnibus account; and bank trust departments, subject to an agreement with the Acquiring Funds’ distributor that specifically authorizes offering Class Inst3 shares and provided that Acquiring Fund shares are held in an omnibus account. For certain institutional investors, the minimum initial investment in Class Inst3 is $1 million, which may be waived in the discretion of the Acquiring Funds’ distributor. In each case above where noted that Acquiring Fund shares are required to be held in an omnibus account, the Acquiring Funds’ distributor may, in its discretion, determine to waive this requirement.

There is no minimum initial investment in Class Adv shares for (i) omnibus retirement plans, including self-directed brokerage accounts within omnibus retirement plans that clear through institutional no transaction fee (NTF) platforms; (ii) trust companies or similar institutions; (iii) broker-dealers, banks, trust companies and similar institutions that clear Acquiring Fund share transactions for their client or customer investment advisory or similar accounts through designated financial intermediaries and their mutual fund trading platforms that have been granted specific written authorization from the Acquiring Fund’s transfer agent with respect to Class Adv eligibility apart from selling, servicing or similar agreements; (iv) 501(c)(3) charitable organizations; (v) 529 plans; (vi) health savings accounts; and (vii) investors participating in a fee-based advisory program sponsored by a financial intermediary or other entity that is not compensated by the Acquiring Fund for those services, other than payments for shareholder servicing or sub-accounting performed in place of the Acquiring Fund’s transfer agent.

No share classes of the Acquiring Funds have a subsequent investment minimum.

SYNOPSIS OF PROPOSAL 1: COMPARISON OF

BMO LGM EMERGING MARKETS EQUITY FUND AND COLUMBIA EMERGING MARKETS FUND

Overview. BMO LGM Emerging Markets Equity Fund and Columbia Emerging Markets Fund:

•	Have similar investment objectives and are both diversified.

•	Have the same fiscal year end: August 31.

•

Are structured as series of separate open-end management investment companies. BMO LGM Emerging Markets Equity Fund is organized as a series of a Wisconsin corporation. Columbia Emerging Markets Fund is organized as a series of a Massachusetts business trust.

•

Have different advisers. BMO AM is the investment adviser and LGM Investments is the subadviser to BMO LGM Emerging Markets Equity Fund. Columbia is the investment adviser to Columbia Emerging Markets Fund.

Comparison of Investment Objectives, Principal Investment Strategies and Non-Fundamental Investment Policies. The investment objectives and principal investment strategies of BMO LGM Emerging Markets Equity Fund and Columbia Emerging Markets Fund are set forth in the table below. Each Fund’s investment objective is non-fundamental and may be changed without shareholder approval.

Both BMO LGM Emerging Markets Equity Fund and Columbia Emerging Markets Fund’s investment policies with respect to 80% of their respective total assets may be changed by the Fund’s Board without shareholder approval as long as shareholders are given 60 days’ advance written notice of the change.

The Funds have similar investment objectives; however, there are certain differences in the Funds’ principal investment strategies. Each Fund invests at least 80% of its assets in equity securities of companies in emerging markets. Both Funds may invest in companies across all market capitalizations. Columbia Emerging Markets Fund has a stated policy that it may invest in special situations, such as companies involved in initial public offerings, tender offers, mergers and other corporate restructurings, and in companies involved in management changes or companies developing new technologies, whereas BMO LGM Emerging Equity Markets Fund does not have a similar principal investment strategy on these types of investments (although it may make such investments).

	BMO LGM Emerging Markets Equity Fund (Target Fund)	Columbia Emerging Markets Fund (Acquiring Fund)
Investment Objective	The Fund seeks to provide capital appreciation.	The Fund seeks long-term capital appreciation.

Principal Investment Strategies

The Fund invests at least 80% of its assets in equity securities of foreign companies located in emerging markets or whose primary business activities or principal trading markets are in emerging markets.

LGM Investments, an affiliate of BMO AM, considers emerging markets to be those markets in any country other than Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Ireland, Israel, Italy, Japan,

Under normal circumstances, the Fund invests at least 80% of its net assets (including the amount of any borrowings for investment purposes) in equity securities (including, but not limited to, common stocks, preferred stocks and securities convertible into common or preferred stocks) of companies located in emerging market

	BMO LGM Emerging Markets Equity Fund (Target Fund)	Columbia Emerging Markets Fund (Acquiring Fund)
	Luxembourg, the Netherlands, New Zealand, Norway, Portugal, Spain, Sweden, Switzerland, the United Kingdom and the United States. LGM Investments may make adjustments to the list of emerging markets countries from time to time based on economic criteria, market changes, or other factors.	countries. The Fund may also gain exposure to such companies through investment in depositary receipts. Emerging market countries include those countries whose economies are considered to be developing or emerging from underdevelopment.

Sector Focus	The Fund may at times focus its investments in one or more sectors.	The Fund may invest in a variety of countries, industries and sectors and does not attempt to invest a specific percentage of its assets in any given country, industry or sector.

Special Situations	—	The Fund may invest in special situations, such as companies involved in initial public offerings, tender offers, mergers and other corporate restructurings, and in companies involved in management changes or companies developing new technologies.

Diversification	The Fund is diversified.	The Fund is diversified.

Additional Information About Principal Investment Strategies. In selecting investments for BMO LGM Emerging Markets Equity Fund, LGM Investments:

•

uses a “bottom-up,” fundamental approach to identify quality, growth companies typically with dominant industry positions, strong balance sheets, and cash flows to support a sustainable dividend payout; and

•	integrates environmental, social, and governance (“ESG”) considerations into its investment process.

From time to time, the BMO LGM Emerging Markets Equity Fund maintains a portion of its assets in cash. The Fund may increase its cash holdings in response to market conditions or in the event attractive investment opportunities are not available.

In selecting investments for Columbia Emerging Markets Fund, Columbia employs fundamental analysis with risk management in identifying investment opportunities and constructing the Fund’s portfolio. The Fund may invest in securities that the investment manager believes are undervalued, represent growth opportunities, or both. Columbia considers, among other factors:

•	various measures of valuation, including price-to-cash flow, price-to-earnings, price-to-sales, price-to-book value and discounted cash flow;

•

potential indicators of stock price appreciation, such as anticipated earnings growth, company restructuring, changes in management, business model changes, new product opportunities, or anticipated improvements in macroeconomic factors;

•

the financial condition and management of a company, including its competitive position, the quality of its balance sheet and earnings, its future prospects, and the potential for growth and stock price appreciation; and/or

•	overall economic and market conditions

Columbia believes that companies with lower valuations are generally more likely to provide opportunities for capital appreciation.

Columbia may sell a security when the security’s price reaches a target set by Columbia; if Columbia believes that there is deterioration in the issuer’s financial circumstances or fundamental prospects; if other investments are more attractive; or for other reasons.

Comparison of Fundamental Investment Policies. Both BMO LGM Emerging Markets Equity Fund and Columbia Emerging Markets Fund have adopted certain fundamental investment policies. Fundamental investment policies cannot be changed without the approval of the holders of a majority of the outstanding shares of the applicable Fund. The term “majority of the outstanding shares” means the vote of (i) 67 % or more of a Fund’s shares present at a meeting, if more than 50% of the outstanding shares of the Fund are present or represented by proxy, or (ii) more than 50% of a Fund’s outstanding shares, whichever is less.

Policy	BMO LGM Emerging Markets Equity Fund (Target Fund)	Columbia Emerging Markets Fund (Acquiring Fund)
Issuing Senior Securities	The Fund will not issue senior securities, except as the 1940 Act, any rule, regulation or exemptive order thereunder, or any SEC staff interpretation thereof, may permit.	The Fund may not issue senior securities, except to the extent permitted by the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief.

Borrowing Money	The Fund will not borrow money, except as the 1940 Act, any rule, regulation or exemptive order thereunder, or any SEC staff interpretation thereof, may permit.	The Fund may not borrow money except to the extent permitted by the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief.

Lending Cash or Securities	The Fund will not lend any of its securities, or make any other loan, in excess of one-third of the value of the Fund’s total assets. This restriction shall not prevent the Fund from purchasing or holding U.S. government obligations, money market instruments, variable rate demand notes, bonds, debentures, notes, certificates of indebtedness, or other debt securities, entering into repurchase agreements, or engaging in other transactions where permitted by the Fund’s investment goal, policies, and limitations.	The Fund may not make loans, except to the extent permitted by the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief.

Investing in Commodities	The Fund will not purchase or sell commodities unless acquired as a result of ownership of securities or other instruments and provided that this restriction will not prevent the Fund from (i) purchasing or selling futures contracts, options, and other derivative instruments or (ii) investing in securities or other instruments backed by physical commodities.	The Fund may not purchase or sell commodities, except that the Fund may, to the extent consistent with its investment objective, invest in securities of companies that purchase or sell commodities or which invest in such programs, purchase and sell options, forward contracts, futures contracts, and options on futures contracts, and enter into swap contracts and other financial transactions relating to commodities. This limitation does not apply to foreign currency transactions, including, without limitation, forward currency contracts.

Investing in Real Estate	The Fund will not purchase or sell real estate unless acquired as a result of ownership of securities or other instruments	The Fund may not purchase or sell real estate, except the Fund may: (i) purchase securities of issuers which deal or invest in

Policy	BMO LGM Emerging Markets Equity Fund (Target Fund)	Columbia Emerging Markets Fund (Acquiring Fund)
	and provided that this restriction shall not prevent the Fund from investing in (i) securities of issuers that invest, deal, or otherwise engage in transactions in real estate or interests therein or (ii) securities or other instruments backed by real estate or interests therein.	real estate, (ii) purchase securities which are secured by real estate or interests in real estate and (iii) hold and dispose of real estate or interests in real estate acquired through the exercise of its rights as a holder of securities which are secured by real estate or interests therein.

Diversification	With respect to securities comprising 75% of the value of its total assets, the Fund will not purchase securities issued by any one issuer (other than cash, cash items, or securities issued or guaranteed by the government of the United States or its agencies or instrumentalities, repurchase agreements collateralized by such securities, and securities of other investment companies) if, as a result, more than 5% of the value of its total assets would be invested in the securities of that issuer or if it would own more than 10% of the outstanding voting securities of such issuer.	The Fund may not purchase securities (except securities issued or guaranteed by the U.S. government, its agencies or instrumentalities) of any one issuer if, as a result, more than 5% of its total assets will be invested in the securities of such issuer or it would own more than 10% of the voting securities of such issuer, except that: (i) up to 25% of its total assets may be invested without regard to these limitations and (ii) the Fund’s assets may be invested in the securities of one or more management investment companies to the extent permitted by the 1940 Act, the rules and regulations thereunder, or any applicable exemptive relief.

Concentration	The Fund will not invest 25% or more of its total assets in any one industry or industries, except as permitted by the SEC. However, investing in U.S. government securities shall not be considered investments in any one industry.	The Fund may not purchase any securities which would cause 25% or more of the value of its total assets at the time of purchase to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that: (i) there is no limitation with respect to obligations issued or guaranteed by the U.S. government, any state or territory of the United States or any of their agencies, instrumentalities or political subdivisions; and (ii) notwithstanding this limitation or any other fundamental investment limitation, assets may be invested in the securities of one or more management investment companies or subsidiaries to the extent permitted by the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief.

Underwriting	The Fund will not underwrite securities of other issuers, except to the extent it may be deemed to be an underwriter within the meaning of the 1933 Act in connection with the purchase and sale of portfolio securities.	The Fund may not underwrite any issue of securities issued by other persons within the meaning of the 1933 Act except when it might be deemed to be an underwriter either: (i) in connection with the disposition of a portfolio security; or (ii) in connection with the purchase of securities directly from the issuer thereof in accordance with the Fund’s investment objective. This restriction shall not limit the Fund’s ability to invest in securities issued by other registered investment companies.

Comparison of Principal Risks. Columbia Emerging Markets Fund is subject to the principal risks described in “Section D—Additional Information Applicable to the Acquiring Funds” below. BMO LGM Emerging Markets Equity Fund and Columbia Emerging Markets Fund are subject to many of the same principal risks, but such risks differ primarily due to Columbia Emerging Markets Fund’s stated principal investment strategy to invest in special situations and other types of equity securities such as convertible securities, depositary receipts and preferred securities. In addition, while some of the risk factors attributable to the Funds are similar, they are presented in a different manner by each Fund due to differing practices between the two fund complexes.

Principal Risks	BMO LGM Emerging Markets Equity Fund (Target Fund)	Columbia Emerging Markets Fund (Acquiring Fund)
Active Management Risk	X	X
Capitalization (e.g., Small- and Mid-Cap and Large-Cap) Risk	X	X
Common Stock Risk	X	X
Convertible Securities Risk		X
Currency Risk	X	X^
Depositary Receipts Risk		X
Emerging Markets Securities Risk	X	X
Foreign Securities Risk	X	X
Geographic Focus Risk	X	X
- Asia Pacific Region		X
- Greater China		X
Issuer Risk		X
Liquidity Risk		X
Market (e.g., Stock Market) Risk	X	X
Preferred Stock Risk		X
Sector Risk	X	X
- Consumer Staples Sector Risk	X
- Consumer Discretionary Sector		X
- Financial Services Sector Risk	X	X
- Information Technology Sector		X
Style (e.g., Growth) Risk		X
Special Situations Risk		X
Value Securities Risk		X

^	The Acquiring Fund’s risk factor “Foreign Securities Risk” includes currency risk.

Comparison of Management of the Funds. BMO AM serves as the investment adviser to BMO LGM Emerging Markets Equity Fund. BMO AM has entered into a subadvisory agreement with LGM Investments, an affiliate of BMO AM, pursuant to which the subadviser manages the Fund. Columbia serves as investment manager to Columbia Emerging Markets Fund providing the Fund with investment research and advice, as well as administrative and accounting services. In its capacity as investment manager, Columbia manages the day-to-day operations of the Fund, determining what securities and other investments the Fund should buy or sell and executing portfolio transactions. For the fiscal year ended August 31, 2020, BMO LGM Emerging Markets Equity Fund paid BMO AM an effective advisory fee of 0.90% of the Fund’s average daily net assets before giving effect to the fee waiver described in more detail under “Summary – Fees and Expenses – Reorganization of BMO LGM Emerging Markets Equity Fund into Columbia Emerging Markets Fund.” For the fiscal year ended August 31, 2020, Columbia Emerging

Markets Fund paid Columbia an effective management fee of 1.03% of the Fund’s average daily net assets before any applicable reimbursements. Currently, BMO AM is responsible for subadvisory fees paid to LGM Investments. The table below shows the current contractual advisory/management fee schedule for each of the Funds. Columbia Emerging Markets Fund’s management fee schedule will apply following completion of the Reorganization.

BMO LGM Emerging Markets Equity Fund (Target Fund)		Columbia Emerging Markets Fund (Acquiring Fund)
Assets	Fee	Assets	Fee
Up to $500 million	0.90%	Up to $500 million	1.100%
Greater than $500 million up to $700 million	0.89%	Greater than $500 million up to $1 billion	1.060%
Greater than $700 million up to $800 million	0.85%	Greater than $1 billion up to $1.5 billion	0.870%
Greater than $800 million	0.80%	Greater than $1.5 billion up to $3 billion	0.820%
		Greater than $3 billion up to $6 billion	0.770%
		Greater than $6 billion up to $12 billion	0.720%
		Greater than $12 billion	0.700%

Each Fund is governed by its Board, which is responsible for overseeing the Fund. For a listing of members of the BMO Funds Board and the Columbia Funds Board, please refer to the Statement of Additional Information for the relevant Fund. BMO LGM Emerging Markets Equity Fund and Columbia Emerging Markets Fund have different portfolio management teams. “Section D—Additional Information Applicable to the Acquiring Funds” below describes the employment history of the portfolio managers of Columbia Emerging Markets Fund. The Statement of Additional Information for each Fund provides additional information about portfolio manager compensation, other accounts managed and ownership of each Fund’s shares.

Comparison of Performance. Historical performance information for BMO LGM Emerging Markets Equity Fund and Columbia Emerging Markets Fund is set forth below. The following bar charts and tables provide some indication of the risks of investing in the Funds. The bar charts show the volatility or variability of each Fund’s annual total returns over time and show that each Fund’s performance can change from year to year. The tables show each Fund’s average annual total returns for certain time periods compared to the returns of broad-based securities market indices. Past performance (before and after tax) is not necessarily an indication of how either Fund will perform in the future. The maximum Class A sales charge for each Fund, which is normally deducted when you purchase shares, is included in the average annual total returns in the tables below. The performance each share class of Columbia Emerging Markets Fund shown in the table below begins before the indicated inception date for such share class. The returns for each such share class include the returns of Columbia Emerging Markets Fund’s Class Inst shares, which are not shown in the table below, (adjusted to reflect the different class-related operating expenses of such share classes, where applicable) for periods prior to its inception date.

BMO LGM Emerging Markets Equity Fund – Class I

Best and Worst Quarterly Returns During the Period Shown in the Bar Chart

Best	Second Quarter 2020	17.93%
Worst	First Quarter 2020	(26.44)%

*	Year-to-Date return as of June 30, 2021: 4.63%

Average Annual Total Returns (for periods ended December 31, 2020)

	Share Class Inception Date	1 Year	5 Years	10 Years	Since Inception (5/27/2014)
Class I	12/22/2008
Returns before taxes		13.10%	10.35%	2.78%	N/A
Returns after taxes on distributions		12.50%	9.87%	2.35%	N/A
Returns after taxes on distributions and sale of Fund shares		8.17%	8.23%	2.32%	N/A
Class A – Returns before taxes	5/27/2014	7.17%	8.94%	N/A	4.60%
Morgan Stanley Capital International Emerging Markets Index (reflects reinvested dividends net of withholding taxes but reflects no deduction for fees, expenses or other taxes) (Net)		18.31%	12.81%	3.63%	5.95%

Columbia Emerging Markets Fund Performance – Class Adv

Best and Worst Quarterly Returns During the Period Shown in the Bar Chart

Best	Second Quarter 2020	28.22%
Worst	First Quarter 2020	(25.12)%

*	Year-to-Date return as of June 30, 2021: 8.14%

Average Annual Total Returns (for periods ended December 31, 2020)

	Share Class Inception Date	1 Year	5 Years	10 Years
Class Adv	03/19/2013
Returns before taxes		33.86%	16.33%	6.44%
Returns after taxes on distributions		33.54%	16.38%	6.36%
Returns after taxes on distributions and sale of Fund shares		20.34%	13.37%	5.32%
Class A – Returns before taxes	09/28/2007	25.82%	14.68%	5.55%
MSCI Emerging Markets Index (Net) (reflects reinvested dividends net of withholding taxes but reflects no deductions for fees, expenses or other taxes)		18.31%	12.81%	3.63%
MSCI EAFE Index (Net) (reflects reinvested dividends net of withholding taxes but reflects no deductions for fees, expenses or other taxes)		7.82%	7.45%	5.51%

SYNOPSIS OF PROPOSAL 2: COMPARISON OF

BMO MID-CAP GROWTH FUND AND COLUMBIA MID CAP GROWTH FUND

Overview. BMO Mid-Cap Growth Fund and Columbia Mid Cap Growth Fund:

•	Have similar investment objectives and are both diversified.

•	Have the same fiscal year end: August 31.

•

Are structured as series of separate open-end management investment companies. BMO Mid-Cap Growth Fund is organized as a series of a Wisconsin corporation. Columbia Mid Cap Growth Fund is organized as a series of a Massachusetts business trust.

•	Have different advisers. BMO AM is the investment adviser to BMO Mid-Cap Growth Fund. Columbia is the investment adviser to Columbia Mid Cap Growth Fund.

Comparison of Investment Objectives, Principal Investment Strategies and Non-Fundamental Investment Policies. The investment objectives and principal investment strategies of BMO Mid-Cap Growth Fund and Columbia Mid Cap Growth Fund are set forth in the table below. Each Fund’s investment objective is non-fundamental and may be changed without shareholder approval.

Both BMO Mid-Cap Growth Fund’s and Columbia Mid Cap Growth Fund’s investment policies with respect to 80% of their respective total assets may be changed by the Fund’s Board without shareholder approval as long as shareholders are given 60 days’ advance written notice of the change.

The Funds have similar investment objectives; however, there are certain differences in the Funds’ principal investment strategies. Each Fund invests at least 80% of its total assets in equity securities of mid-sized companies. Columbia Mid Cap Growth Fund may invest in special situations, such as companies involved in initial public offerings, tender offers, mergers and other corporate restructurings, and in companies involved in management changes or companies developing new technologies, whereas BMO Mid-Cap Growth Fund does not invest in special situations as a principal investment strategy. In addition, BMO Mid-Cap Growth Fund does not invest in foreign securities as a principal investment strategy, while Columbia Mid Cap Growth Fund may invest up to 20% of its total assets in foreign securities.

	BMO Mid-Cap Growth Fund (Target Fund)	Columbia Mid Cap Growth Fund (Acquiring Fund)
Investment Objective	The Fund seeks to provide capital appreciation.	The Fund seeks significant capital appreciation by investing, under normal market conditions, at least 80% of its net assets (plus any borrowings for investment purposes) in stocks of companies with a market capitalization, at the time of initial purchase, equal to or less than the largest stock in the Russell Midcap Index.

Principal Investment Strategies	The Fund invests at least 80% of its assets in growth-oriented common stocks of medium-sized U.S. companies similar in size, at the time of purchase, to those within the Russell Midcap® Growth Index. The largest company by market capitalization in the Russell Midcap® Growth Index was approximately $44.6 billion as of October 31, 2020 and the median market capitalization of companies in the Index as of the same period was $11.2 billion.	Under normal circumstances, the Fund invests at least 80% of its net assets (including the amount of any borrowings for investment purposes) in equity securities (including, but not limited to, common stocks, preferred stocks and securities convertible into common or preferred stocks) of companies that have market capitalizations in the range of the companies in the Russell Midcap Index (the “Index”) at the time of purchase (between $331.8 million and $60.4 billion as of November 30, 2020).

	BMO Mid-Cap Growth Fund (Target Fund)	Columbia Mid Cap Growth Fund (Acquiring Fund)
Sector Focus	The Fund may at times focus its investments in one or more sectors.	The Fund may from time to time emphasize one or more sectors in selecting its investments, including the health care and information technology sectors.

Foreign Securities	—	The Fund may invest up to 20% of its total assets in foreign securities. The Fund may invest directly in foreign securities or indirectly through depositary receipts.

Special Situations	—	The Fund may invest in special situations, such as companies involved in initial public offerings, tender offers, mergers and other corporate restructurings, and in companies involved in management changes or companies developing new technologies.

Diversification	The Fund is diversified.	The Fund is diversified.

Additional Information About Principal Investment Strategies. In selecting investments for BMO Mid-Cap Growth Fund, BMO AM:

•

selects stocks using a unique, growth-oriented approach focusing on high quality companies with sustainable earnings growth that are available at reasonable prices, which combines the use of proprietary analytical tools and the qualitative judgments of the investment team; and

•	integrates environmental, social, and governance (“ESG”) considerations into its investment process.

In general, BMO AM believes companies that are undervalued relative to their fundamentals and exhibit improving investor interest outperform the market over full market cycles. As a result, BMO AM’s investment process begins by using tools to rank stocks based on expected returns, construct preliminary portfolios with the use of fundamental factors, and manage risk. The entire process is designed to focus on company fundamentals through both quantitative and qualitative analysis to balance return generation with risk management. From time to time, BMO Mid-Cap Growth Fund maintains a portion of its assets in cash. The Fund may increase its cash holdings in response to market conditions or in the event attractive investment opportunities are not available.

In selecting investments for Columbia Mid Cap Growth Fund, Columbia selects common stocks of companies believed to have the potential for long-term, above-average earnings growth but may invest in companies for their short, medium or long-term prospects. The market capitalization range and composition of the companies in the Russell Midcap Index are subject to change. As such, the size of the companies in which the Fund invests may change. As long as an investment continues to meet the Fund’s other investment criteria, the Fund may choose to continue to hold a security even if the company’s market capitalization grows beyond the market capitalization of the largest company within the Russell Midcap Index or falls below the market capitalization of the smallest company within the Index. Columbia employs fundamental analysis with risk management in identifying investment opportunities and constructing the Fund’s portfolio. Columbia considers, among other factors:

•	overall economic and market conditions; and

•

the financial condition and management of a company, including its competitive position, the quality of its balance sheet and earnings, its future prospects, and the potential for growth and stock price appreciation.

Columbia may sell a security when the security’s price reaches a target set by the Investment Manager; if the Investment Manager believes that there is deterioration in the issuer’s financial circumstances or fundamental prospects; if other investments are more attractive; or for other reasons.

Comparison of Fundamental Investment Policies. Both BMO Mid-Cap Growth Fund and Columbia Mid Cap Growth Fund have adopted certain fundamental investment policies. Fundamental investment policies cannot be changed without the approval of the holders of a majority of the outstanding shares of the applicable Fund. The term “majority of the outstanding shares” means the vote of (i) 67 % or more of a Fund’s shares present at a meeting, if more than 50% of the outstanding shares of the Fund are present or represented by proxy, or (ii) more than 50% of a Fund’s outstanding shares, whichever is less.

Policy	BMO Mid-Cap Growth Fund (Target Fund)	Columbia Mid Cap Growth Fund (Acquiring Fund)
Issuing Senior Securities	The Fund will not issue senior securities except, as the 1940 Act, any rule, regulation or exemptive order thereunder, or any SEC staff interpretation thereof, may permit.	The Fund may not issue senior securities, except as permitted under the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief.

Borrowing Money	The Fund will not borrow money, except as the 1940 Act, any rule, regulation or exemptive order thereunder, or any SEC staff interpretation thereof, may permit.	The Fund may not borrow money except to the extent permitted by the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief.

Lending Cash or Securities	The Fund will not lend any of its securities, or make any other loan, in excess of one-third of the value of the Fund’s total assets. This restriction shall not prevent the Fund from purchasing or holding U.S. government obligations, money market instruments, variable rate demand notes, bonds, debentures, notes, certificates of indebtedness, or other debt securities, entering into repurchase agreements, or engaging in other transactions where permitted by the Fund’s investment goal, policies, and limitations.	The Fund may not make loans, except to the extent permitted by the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief.

Investing in Commodities	The Fund will not purchase or sell commodities unless acquired as a result of ownership of securities or other instruments and provided that this restriction will not prevent the Fund from (i) purchasing or selling futures contracts, options, and other derivative instruments or (ii) investing in securities or other instruments backed by physical commodities.	The Fund may not purchase or sell commodities, except that the Fund may, to the extent consistent with its investment objective, invest in securities of companies that purchase or sell commodities or which invest in such programs, purchase and sell options, forward contracts, futures contracts, and options on futures contracts, and enter into swap contracts and other financial transactions relating to commodities. This limitation does not apply to foreign currency transactions, including, without limitation, forward currency contracts.

Investing in Real Estate	The Fund will not purchase or sell real estate unless acquired as a result of ownership of securities or other instruments and provided that this restriction shall not prevent the Fund from investing in (i) securities of issuers that invest, deal, or otherwise engage in	The Fund may not purchase or sell real estate, except the Fund may: (i) purchase securities of issuers which deal or invest in real estate, (ii) purchase securities which are secured by real estate or interests in real estate and (iii) hold and dispose of real estate

Policy	BMO Mid-Cap Growth Fund (Target Fund)	Columbia Mid Cap Growth Fund (Acquiring Fund)
	transactions in real estate or interests therein or (ii) securities or other instruments backed by real estate or interests therein.	or interests in real estate acquired through the exercise of its rights as a holder of securities which are secured by real estate or interests therein.

Diversification	With respect to securities comprising 75% of the value of its total assets, the Fund will not purchase securities issued by any one issuer (other than cash, cash items, or securities issued or guaranteed by the government of the United States or its agencies or instrumentalities, repurchase agreements collateralized by such securities, and securities of other investment companies) if, as a result, more than 5% of the value of its total assets would be invested in the securities of that issuer or if it would own more than 10% of the outstanding voting securities of such issuer.	The Fund may not purchase securities (except securities issued or guaranteed by the U.S. government, its agencies or instrumentalities) of any one issuer if, as a result, more than 5% of its total assets will be invested in the securities of such issuer or it would own more than 10% of the voting securities of such issuer, except that: (i) up to 25% of its total assets may be invested without regard to these limitations and (ii) the Fund’s assets may be invested in the securities of one or more management investment companies to the extent permitted by the 1940 Act, the rules and regulations thereunder, or any applicable exemptive relief.

Concentration	The Fund will not invest 25% or more of its total assets in any one industry or industries, except as permitted by the SEC. However, investing in U.S. government securities shall not be considered investments in any one industry.	The Fund may not purchase any securities which would cause 25% or more of the value of its total assets at the time of purchase to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that: (i) there is no limitation with respect to obligations issued or guaranteed by the U.S. government, any state or territory of the United States or any of their agencies, instrumentalities or political subdivisions; and (ii) notwithstanding this limitation or any other fundamental investment limitation, assets may be invested in the securities of one or more management investment companies or subsidiaries to the extent permitted by the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief.

Underwriting	The Fund will not underwrite securities of other issuers, except to the extent it may be deemed to be an underwriter within the meaning of the 1933 Act in connection with the purchase and sale of portfolio securities.	The Fund may not underwrite any issue of securities issued by other persons within the meaning of the 1933 Act except when it might be deemed to be an underwriter either: (i) in connection with the disposition of a portfolio security; or (ii) in connection with the purchase of securities directly from the issuer thereof in accordance with the Fund’s investment objective. This restriction shall not limit the Fund’s ability to invest in securities issued by other registered investment companies.

Comparison of Principal Risks. Columbia Mid Cap Growth Fund is subject to the principal risks described in “Section D—Additional Information Applicable to the Acquiring Funds” below. BMO Mid-Cap Growth Fund and Columbia Mid Cap Growth Fund are subject to many of the same principal risks, but such risks differ primarily due to Columbia Mid Cap Growth Fund’s greater ability to invest in foreign securities and its ability to invest in special situations and other types of equity securities such as convertible securities and depositary receipts and preferred securities. In addition, while some of the risk factors attributable to the Funds are similar, they are presented in a different manner by each Fund due to differing practices between the two fund complexes.

Principal Risks	BMO Mid-Cap Growth Fund (Target Fund)	Columbia Mid Cap Growth Fund (Acquiring Fund)
Active Management Risk	X	X
Capitalization (e.g., Mid Cap) Risk	X	X
Convertible Securities Risk		X
Common Stock Risk	X	X
Depositary Receipts Risk		X
Foreign Securities Risk		X
Issuer Risk		X
Market (e.g., Stock Market) Risk	X	X
Preferred Stock Risk		X
Sector Risk	X	X
- Health Care Sector		X
- Information Technology Sector	X	X
Style (e.g., Growth) Risk	X	X
Special Situations Risk		X

Comparison of Management of the Funds.. BMO AM serves as the investment adviser to BMO Mid-Cap Growth Fund and supervises the management of the Fund’s investments and business affairs. Columbia serves as investment manager to Columbia Mid Cap Growth Fund, providing the Fund with investment research and advice, as well as administrative and accounting services. In its capacity as investment manager, Columbia manages the day-to-day operations of the Fund, determining what securities and other investments the Fund should buy or sell and executing portfolio transactions. For the fiscal year ended August 31, 2020, BMO Mid-Cap Growth Fund paid BMO AM an effective advisory fee of 0.69% of the Fund’s average daily net assets before giving effect to the fee waiver described in more detail under “Summary – Fees and Expenses – Reorganization of BMO Mid-Cap Growth Fund into Columbia Mid Cap Growth Fund.” For the fiscal year ended August 31, 2020, Columbia Mid Cap Growth Fund paid Columbia an effective management fee of 0.76% of the Fund’s average daily net assets before any applicable reimbursements. The table below shows the current contractual advisory/management fee schedule for each of the Funds. Columbia Mid Cap Growth Fund’s management fee schedule will apply following completion of the Reorganization.

BMO Mid-Cap Growth Fund (Target Fund)		Columbia Mid Cap Growth Fund (Acquiring Fund)
Assets	Fee	Assets	Fee
Up to $500 million	0.685%	Up to $500 million	0.820%
Greater than $500 million up to $700 million	0.67%	Greater than $500 million up to $1 billion	0.770%
Greater than $700 million up to $800 million	0.57%	Greater than $1 billion up to $1.5 billion	0.720%
Greater than $800 million	0.51%	Greater than $1.5 billion up to $3 billion	0.670%
		Greater than $3 billion up to $12 billion	0.660%
		Greater than $12 billion	0.650%

Each Fund is governed by its Board, which is responsible for overseeing the Fund. For a listing of members of the BMO Funds Board and the Columbia Funds Board, please refer to the Statement of Additional Information for the relevant Fund. BMO Mid-Cap Growth Fund and Columbia Mid Cap Growth Fund have different portfolio management teams. “Section D—Additional Information Applicable to the Acquiring Funds” below describes the employment history of the portfolio managers of Columbia Mid Cap Growth Fund. The Statement of Additional Information for each Fund provides additional information about portfolio manager compensation, other accounts managed and ownership of each Fund’s shares.

Comparison of Performance. Historical performance information for BMO Mid-Cap Growth Fund and Columbia Mid Cap Growth Fund is set forth below. The following bar charts and tables provide some indication of the risks of investing in the Funds. The bar charts show the volatility or variability of each Fund’s annual total returns over time and show that each Fund’s performance can change from year to year. The tables show each Fund’s average annual total returns for certain time periods compared to the returns of broad-based securities market indices. Past performance (before and after tax) is not necessarily an indication of how either Fund will perform in the future. The maximum Class A sales charge for each Fund, which is normally deducted when you purchase shares, is included in the average annual total returns in the tables below. The performance of each share class of Columbia Mid Cap Growth Fund shown in the table below begins before the indicated inception date for such share class. The returns for each such share class include the returns of Columbia Mid Cap Growth Fund’s Class Inst shares, which are not shown in the table below, (adjusted to reflect the different class-related operating expenses of such share classes, where applicable) for periods prior to its inception date.

BMO Mid-Cap Growth Fund – Class I

Best and Worst Quarterly Returns During the Period Shown in the Bar Chart

Best	Second Quarter 2020	33.36%
Worst	First Quarter 2020	(24.50)%

*	Year-to-Date return as of June 30, 2021: 14.42%

Average Annual Total Returns (for periods ended December 31, 2020)

	Share Class Inception Date	1 Year	5 Years	10 Years	Since Inception (5/27/2014)
Class I	1/31/2008
Returns before taxes		28.17%	16.15%	11.61%	N/A
Returns after taxes on distributions		14.41%	9.94%	7.32%	N/A
Returns after taxes on distributions and sale of Fund shares		23.88%	11.25%	8.21%	N/A
Class A – Returns before taxes	5/27/2014	21.43%	14.66%	N/A	10.08%
Class R6 – Returns before taxes	5/27/2014	27.54%	16.17%	N/A	11.28%
Russell Midcap® Growth Index (reflects no deduction for fees, expenses or taxes)		35.59%	18.66%	15.04%	15.26%

Columbia Mid Cap Growth Fund – Class Adv

Best and Worst Quarterly Returns During the Period Shown in the Bar Chart

Best	Second Quarter 2020	29.04%
Worst	First Quarter 2020	(21.24)%

*	Year-to-Date return as of June 30, 2021: 12.88%

Average Annual Total Returns (for periods ended December 31, 2020)

	Share Class Inception Date	1 Year	5 Years	10 Years
Class Adv	11/08/2012
Returns before taxes		35.26%	16.82%	13.07%
Returns after taxes on distributions		30.57%	13.40%	10.28%
Returns after taxes on distributions and sale of Fund shares		23.29%	12.54%	9.91%
Class A – Returns before taxes	11/01/2002	27.15%	15.15%	12.13%
Class Inst3 – Returns before taxes	7/15/2009	35.40%	16.97%	13.24%
Russell Midcap Growth Index (reflects no deductions for fees, expenses or taxes)		35.59%	18.66%	15.04%
Russell Midcap Index (reflects no deductions for fees, expenses or taxes)		17.10%	13.40%	12.41%

SYNOPSIS OF PROPOSAL 3: COMPARISON OF

BMO CORE PLUS BOND FUND AND COLUMBIA TOTAL RETURN BOND FUND

Overview. BMO Core Plus Bond Fund and Columbia Total Return Bond Fund:

•	Have similar investment objectives and are both diversified.

•	Have different fiscal year ends. BMO Core Plus Bond Fund’s fiscal year end is August 31 and Columbia Total Return Bond Fund’s fiscal year end is April 30.

•

Are structured as series of separate open-end management investment companies. BMO Core Plus Bond Fund is organized as a series of a Wisconsin corporation. Columbia Total Return Bond Fund is organized as a series of a Massachusetts business trust.

•	Have different advisers. BMO AM is the investment adviser to BMO Core Plus Bond Fund. Columbia is the investment adviser to Columbia Total Return Bond Fund.

Comparison of Investment Objectives, Principal Investment Strategies and Non-Fundamental Investment Policies. The investment objectives and principal investment strategies of BMO Core Plus Bond Fund and Columbia Total Return Bond Fund are set forth in the table below. Each Fund’s investment objective is non-fundamental and may be changed without shareholder approval.

Both BMO Core Plus Bond Fund and Columbia Total Return Bond Fund’s investment policies with respect to 80% of their respective total assets may be changed by the Fund’s Board without shareholder approval as long as shareholders are given 60 days’ advance written notice of the change.

The Funds have similar investment objectives; however, there are certain differences in the Funds’ principal investment strategies. Each Fund invests at least 80% of its assets in bonds and other debt securities. BMO Core Plus Bond Fund maintains an average maturity of three to ten years, whereas Columbia Total Return Bond Fund expects to maintain an average maturity of +/- two years. In addition, BMO Core Plus Bond Fund may invest up to 20% of its assets in debt securities that are below investment grade, while Columbia Total Return Bond Fund may invest up to 35% of its net assets in such securities. Additionally, BMO Core Plus Bond Fund may invest up to 20% of its assets in non-U.S. dollar denominated foreign debt securities, whereas Columbia Total Return Bond Fund may also invest in non-U.S. debt securities, but does not have a similar limitation. Columbia Total Return Bond Fund notes the use of derivatives as part of its principal investment strategy, while BMO Core Plus Bond Fund does not.

	BMO Core Plus Bond Fund (Target Fund)	Columbia Total Return Bond Fund (Acquiring Fund)
Investment Objective	The Fund seeks to maximize total return consistent with current income.	The Fund seeks total return, consisting of current income and capital appreciation.

Principal Investment Strategies	The Fund invests at least 80% of its assets in bonds. Fund investments include corporate, asset-backed, mortgage-backed and U.S. government securities. The Fund will invest primarily in securities with a minimum rating in the lowest investment grade category (i.e., rated BBB by Standard & Poor’s or Baa by Moody’s Investors Service, or higher, or unrated and considered by BMO AM to be comparable in quality) at the time of purchase.	Under normal circumstances, the Fund invests at least 80% of its net assets (including the amount of any borrowings for investment purposes) in bonds, notes and other debt instruments, including derivatives relating to such investments.

Maturity

The Fund normally maintains an average dollar-weighted effective maturity of three to ten years.

Effective maturity takes into account the possibility that a bond may have prepayments or may be called by the issuer before its stated maturity date.

The Fund generally expects to maintain an effective duration of +/- two years relative to the Bloomberg Barclays U.S. Aggregate Bond Index.

Investments in “Junk Bonds”	The Fund may invest up to 20% of its assets in debt securities that are below investment grade, also known as high yield securities or “junk bonds.”	The Fund may invest up to 35% of its net assets in debt instruments that, at the time of purchase, are rated below investment grade or are unrated but determined to be of comparable quality (commonly referred to as high-yield” investments or “junk” bonds).

Foreign Securities	While the Fund’s assets are predominantly U.S. dollar denominated, the Fund also may invest up to 20% of its assets in non-U.S. dollar denominated foreign debt securities, all or a portion of which may be emerging markets debt securities.	The Fund may invest in non-U.S. corporate or other non-governmental entities.

Government-Issued Securities	Fund’s investments include U.S. government securities.	The Fund may invest in debt instruments issued by U.S. and non-U.S. governments and their agencies.

Mortgage- and Other Asset-backed Securities	Fund investments include asset-backed and mortgage-backed securities.

The Fund may purchase or sell securities on a when-issued, delayed delivery or forward commitment basis. Such securities may include mortgage-backed securities acquired or sold in the “to be announced” (TBA) market and those in a dollar roll transaction.

The Fund’s investments in mortgage-related securities include investments in stripped mortgage-backed securities such as interest-only (IO) and principal-only (PO) securities.

	BMO Core Plus Bond Fund (Target Fund)	Columbia Total Return Bond Fund (Acquiring Fund)
Derivatives	—	The Fund may invest in derivatives, such as futures (including interest rate futures) and swaps (including credit default swaps, credit default swap indexes, and interest rate swaps) for hedging and investment purposes, and to manage interest rate and/or credit exposure of the Fund.

Rule 144A Securities	—	The Fund may invest in privately placed and other securities or instruments that are purchased and sold pursuant to Rule 144A or other exemptions under the Securities Act of 1933, as amended, subject to certain regulatory restrictions.

Diversification	The Fund is diversified.	The Fund is diversified.

Additional Information About Principal Investment Strategies. BMO Core Plus Fund’s investment strategy is referred to as “Core Plus” because BMO AM has the ability to add high yield securities and emerging markets debt securities to a core portfolio of investment grade fixed income securities. In selecting investments for BMO Core Plus Bond Fund, BMO AM:

•	uses macroeconomic, credit, and market analysis to select portfolio securities; and

•	integrates environmental, social, and governance (“ESG”) considerations into its investment process.

From time to time, BMO Core Plus Fund maintains a portion of its assets in cash. BMO Core Plus Fund may increase its cash holdings in response to market conditions or in the event attractive investment opportunities are not available.

Columbia Total Return Bond Fund’s investment strategy may involve the frequent trading of portfolio securities. Columbia, in connection with selecting individual investments for Columbia Total Return Bond Fund evaluates a number of factors in identifying investment opportunities and constructing the Fund’s portfolio. Columbia considers, among other factors:

•	the creditworthiness of the issuer and the various features of the instrument, such as its interest rate, yield, maturity, any call features and value relative to other investments; and

•

local, national and global economic conditions, market conditions, interest rate movements and other factors in allocating the Fund’s assets among issuers, security/investment types and industry sectors.

Columbia may sell an investment if Columbia believes that there is deterioration in the issuer’s financial circumstances, if other investments are more attractive, if there is deterioration in a security’s credit rating or for other reasons.

Comparison of Fundamental Investment Policies. Both BMO Core Plus Bond and Columbia Total Return Bond Fund have adopted certain fundamental investment policies. Fundamental investment policies cannot be changed without the approval of the holders of a majority of the outstanding shares of the applicable Fund. The term “majority of the outstanding shares” means the vote of (i) 67 % or more of a Fund’s shares present at a meeting, if more than 50% of the outstanding shares of the Fund are present or represented by proxy, or (ii) more than 50% of a Fund’s outstanding shares, whichever is less.

Policy	BMO Core Plus Bond Fund (Target Fund)	Columbia Total Return Bond Fund (Acquiring Fund)
Issuing Senior Securities	The Fund will not issue senior securities, except as the 1940 Act, any rule, regulation or exemptive order thereunder, or any SEC staff interpretation thereof, may permit..	The Fund may not issue senior securities, except as permitted under the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief.

Borrowing Money	The Fund will not borrow money, except as the 1940 Act, any rule, regulation or exemptive order thereunder, or any SEC staff interpretation thereof, may permit.	The Fund may not borrow money except to the extent permitted by the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief.

Lending Cash or Securities	The Fund will not lend any of its securities, or make any other loan, in excess of one-third of the value of the Fund’s total assets. This restriction shall not prevent the Fund from purchasing or holding U.S. government obligations, money market instruments, variable rate demand notes, bonds, debentures, notes, certificates of indebtedness, or other debt securities, entering into repurchase agreements, or engaging in other transactions where permitted by the Fund’s investment goal, policies, and limitations.	The Fund may not make loans, except to the extent permitted by the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief.

Investing in Commodities	The Fund will not purchase or sell commodities unless acquired as a result of ownership of securities or other instruments and provided that this restriction will not prevent the Fund from (i) purchasing or selling futures contracts, options, and other derivative instruments or (ii) investing in securities or other instruments backed by physical commodities.	The Fund may not purchase or sell commodities, except that the Fund may, to the extent consistent with its investment objective, invest in securities of companies that purchase or sell commodities or which invest in such programs, purchase and sell options, forward contracts, futures contracts, and options on futures contracts, and enter into swap contracts and other financial transactions relating to commodities. This limitation does not apply to foreign currency transactions, including, without limitation, forward currency contracts.

Investing in Real Estate	The Fund will not purchase or sell real estate unless acquired as a result of ownership of securities or other instruments and provided that this restriction shall not prevent the Fund from investing in (i) securities of issuers that invest, deal, or otherwise engage in transactions in real estate or interests therein or (ii) securities or other instruments backed by real estate or interests therein.	The Fund may not purchase or sell real estate, except the Fund may: (i) purchase securities of issuers which deal or invest in real estate, (ii) purchase securities which are secured by real estate or interests in real estate and (iii) hold and dispose of real estate or interests in real estate acquired through the exercise of its rights as a holder of securities which are secured by real estate or interests therein.

Diversification	With respect to securities comprising 75% of the value of its total assets, the Fund will not purchase securities issued by any one issuer (other than cash, cash items, or securities issued or guaranteed by the government of the United States or its agencies or instrumentalities, repurchase agreements collateralized by such securities, and securities of other investment companies) if, as a result, more than 5% of the value of its total assets would be invested in the securities	The Fund may not purchase securities (except securities issued or guaranteed by the U.S. government, its agencies or instrumentalities) of any one issuer if, as a result, more than 5% of its total assets will be invested in the securities of such issuer or it would own more than 10% of the voting securities of such issuer, except that: (i) up to 25% of its

Policy	BMO Core Plus Bond Fund (Target Fund)	Columbia Total Return Bond Fund (Acquiring Fund)
of that issuer or if it would own more than 10% of the outstanding voting securities of such issuer.

total assets may be invested without regard to these limitations and (ii) the Fund’s assets may be invested in the securities of one or more management investment companies to the extent permitted by the 1940 Act, the rules and regulations thereunder, or any applicable exemptive relief.

Concentration	The Fund will not invest 25% or more of its total assets in any one industry or industries, except as permitted by the SEC. However, investing in U.S. government securities shall not be considered investments in any one industry.	The Fund may not purchase any securities which would cause 25% or more of the value of its total assets at the time of purchase to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that: (i) there is no limitation with respect to obligations issued or guaranteed by the U.S. government, any state or territory of the United States or any of their agencies, instrumentalities or political subdivisions; and (ii) notwithstanding this limitation or any other fundamental investment limitation, assets may be invested in the securities of one or more management investment companies or subsidiaries to the extent permitted by the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief.

Underwriting	The Fund will not underwrite securities of other issuers, except to the extent it may be deemed to be an underwriter within the meaning of the 1933 Act in connection with the purchase and sale of portfolio securities.	The Fund may not underwrite any issue of securities issued by other persons within the meaning of the 1933 Act except when it might be deemed to be an underwriter either: (i) in connection with the disposition of a portfolio security; or (ii) in connection with the purchase of securities directly from the issuer thereof in accordance with the Fund’s investment objective. This restriction shall not limit the Fund’s ability to invest in securities issued by other registered investment companies.

Comparison of Principal Risks. Columbia Total Return Bond Fund is subject to the principal risks described in “Section D—Additional Information Applicable to the Acquiring Funds” below. BMO Core Plus Bond Fund and Columbia Total Return Bond Fund are subject to many of the same principal risks, but such risks differ primarily due to Columbia Total Return Bond Fund’s stated principal investment strategy to invest in derivatives. In addition, while some of the risk factors attributable to the Funds are similar, they are presented in a different manner by each Fund due to differing practices between the two fund complexes.

Principal Risks	BMO Core Plus Bond Fund (Target Fund)		Columbia Total Return Bond Fund (Acquiring Fund)
Active Management Risk	X		X
Call Risk	X
Changing Distribution Level (e.g., Income) Risk	X		X
Corporate Debt Securities Risk	X
Counterparty Risk			X
Credit Risk	X		X
Derivatives Risk			X
- Derivatives Risk – Futures Contracts Risk			X
- Derivatives Risk – Swaps Risk			X
Emerging Markets Risk	X
Foreign Securities Risk	X		X
Forward Commitments on Mortgage-Backed Securities (including Dollar Rolls) Risk			X
Frequent Trading Risk			X
High Yield Investments Risk	X		X
Interest Rate Risk	X		X
Issuer Risk	X	*	X
Leverage Risk			X
LIBOR Replacement Risk			X
Liquidity Risk	X		X
Market Risk			X
Mortgage- and Other Asset-Backed Securities Risk	X		X
Prepayment and Extension Risk	X^		X
Reinvestment (Income) Risk	X		X
Rule 144A and Other Exempted Securities Risk			X
Sovereign Debt Risk			X
Stripped Mortgage-Backed Securities Risk			X
U.S. Government Obligations Risk	X		X

^	The Target Fund’s “Asset-Backed/Mortgaged-Backed Securities Risk” includes prepayment and extension risk.
*	The Target Fund’s “Corporate Debt Securities Risk” includes issuer risk.

Comparison of Management of the Funds. BMO AM serves as the investment adviser to BMO Core Plus Bond Fund and supervises the management of the Fund’s investments and business affairs. Columbia serves as investment manager to Columbia Total Return Bond Fund, providing the Fund with investment research and advice, as well as administrative and accounting services. In its capacity as investment manager, Columbia manages the day-to-day operations of the Fund, determining what securities and other investments the Fund should buy or sell and executing portfolio transactions. For the fiscal year ended August 31, 2020, BMO Core Plus Bond Fund paid BMO AM an effective advisory fee of 0.13% of the Fund’s average daily net assets. For the fiscal year ended April 30, 2021, Columbia Total Return Bond Fund paid Columbia an effective management fee of 0.48% of the Fund’s average daily net assets before giving effect to the fee waiver described in more detail under “Summary – Fees and Expenses – Reorganization of BMO Core Plus Bond Fund into Columbia Total Return Bond Fund.” The table below shows the current contractual advisory/management fee schedule for each of the Funds. Columbia Total Return Bond Fund’s management fee schedule will apply following completion of the Reorganization.

BMO Core Plus Bond Fund (Target Fund)		Columbia Total Return Bond Fund (Acquiring Fund)
Assets	Fee	Assets	Fee
Up to $100 million	0.25%	Up to $500 million	0.500%
Greater than $100 million up to $250 million	0.16%	Greater than $500 million up to $1 billion	0.495%
Greater than $250 million up to $500 million	0.12%	Greater than $1 billion up to $2 billion	0.480%
Greater than $500 million	0.10%	Greater than $2 billion up to $3 billion	0.460%

BMO Core Plus Bond Fund (Target Fund)		Columbia Total Return Bond Fund (Acquiring Fund)
Assets	Fee	Assets	Fee
		Greater than $3 billion up to $6 billion	0.450%
		Greater than $6 billion up to $7.5 billion	0.430%
		Greater than $7.5 billion up to $9 billion	0.415%
		Greater than $9 billion up to $12 billion	0.410%
		Greater than $12 billion up to $20 billion	0.390%
		Greater than $20 billion up to $24 billion	0.380%
		Greater than $24 billion up to $50 billion	0.360%
		Greater than $50 billion	0.340%

Each Fund is governed by its Board, which is responsible for overseeing the Fund. For a listing of members of the BMO Funds Board and the Columbia Funds Board, please refer to the Statement of Additional Information for the relevant Fund. BMO Core Plus Bond Fund and Columbia Total Return Bond Fund have different portfolio management teams. “Section D—Additional Information Applicable to the Acquiring Funds” below describes the employment history of the portfolio managers of Columbia Total Return Bond Fund. The Statement of Additional Information for each Fund provides additional information about portfolio manager compensation, other accounts managed and ownership of each Fund’s shares.

Comparison of Performance. Historical performance information for BMO Core Plus Bond Fund and Columbia Total Return Bond Fund is set forth below. The following bar charts and tables provide some indication of the risks of investing in the Funds. The bar charts show the volatility or variability of each Fund’s annual total returns over time and show that each Fund’s performance can change from year to year. The tables show each Fund’s average annual total returns for certain time periods compared to the returns of broad-based securities market indices. Past performance (before and after tax) is not necessarily an indication of how either Fund will perform in the future. The maximum Class A sales charge for each Fund, which is normally deducted when you purchase shares, is included in the average annual total returns in the tables below. The performance of each share class of Columbia Total Return Bond Fund shown in the table below begins before the indicated inception date for such share class. The returns for each such share class include the returns of Columbia Total Return Bond Fund’s Class Inst shares, which are not shown in the table below, (adjusted to reflect the different class-related operating expenses of such share classes, where applicable) for periods prior to its inception date.

BMO Core Plus Bond Fund – Class I

Best and Worst Quarterly Returns During the Period Shown in the Bar Chart

Best	Second Quarter 2020	4.79%
Worst	Second Quarter 2013	(2.96)%

*	Year-to-Date return as of June 30, 2021: (0.38)%

Average Annual Total Returns (for periods ended December 31, 2020)

	Share Class Inception Date	1 Year	5 Years	10 Years	Since Inception (5/27/2014)
Class I	12/22/2008
Returns before taxes		8.31%	5.71%	4.96%	N/A
Returns after taxes on distributions		7.07%	4.33%	3.48%	N/A

	Share Class Inception Date	1 Year	5 Years	10 Years	Since Inception (5/27/2014)
Returns after taxes on distributions and sale of Fund shares		4.90%	3.78%	3.22%	N/A
Class A – Returns before taxes	5/27/2014	4.27%	4.72%	N/A	3.35%
Class Y – Returns before taxes	12/22/2008	8.04%	5.46%	4.71%	N/A
Bloomberg Barclays U.S. Aggregate Bond Index (reflects no deduction for fees, expenses or taxes)		7.51%	4.44%	3.84%	3.78%

Columbia Total Return Bond Fund – Class Adv

Best and Worst Quarterly Returns During the Period Shown in the Bar Chart

Best	Second Quarter 2020	9.11%
Worst	Second Quarter 2013	(2.66)%

*	Year-to-Date return as of June 30, 2021: 0.68%

Average Annual Total Returns (for periods ended December 31, 2020)

	Share Class Inception Date	1 Year	5 Years	10 Years
Class Adv	11/08/2012
Returns before taxes		12.20%	6.06%	4.73%
Returns after taxes on distributions		9.10%	4.23%	3.12%
Returns after taxes on distributions and sale of Fund shares		7.44%	3.89%	2.99%
Class A – Returns before taxes	07/31/2000	8.72%	5.12%	4.15%
Bloomberg Barclays U.S. Aggregate Bond Index (reflects no deductions for fees, expenses or taxes)		7.51%	4.44%	3.84%

SYNOPSIS OF PROPOSAL 4: COMPARISON OF

BMO CORPORATE INCOME FUND AND COLUMBIA CORPORATE INCOME FUND

Overview. BMO Corporate Income Fund and Columbia Corporate Income Fund:

•	Have similar investment objectives and are both diversified; however Columbia Corporate Income Fund also includes capital appreciation as part of its investment objective.

•	Have different fiscal year ends. BMO Corporate Income Fund’s fiscal year end is August 31 and Columbia Corporate Income Fund’s fiscal year end is April 30.

•

Are structured as series of separate open-end management investment companies. BMO Corporate Income Fund is organized as a series of a Wisconsin corporation. Columbia Corporate Income Fund is organized as a series of a Massachusetts business trust.

•	Have different advisers. BMO AM is the investment adviser to BMO Corporate Income Fund. Columbia is the investment adviser to Columbia Corporate Income Fund.

Comparison of Investment Objectives, Principal Investment Strategies and Non-Fundamental Investment Policies. The investment objectives and principal investment strategies of BMO Corporate Income Fund and Columbia Corporate Income Fund are set forth in the table below. Each Fund’s investment objective is non-fundamental and may be changed without shareholder approval.

Both BMO Corporate Income Fund and Columbia Corporate Income Fund’s investment policies with respect to 80% of their total assets may be changed by the Fund’s Board without shareholder approval as long as shareholders are given 60 days’ advance written notice of the change.

The Funds have similar investment objectives; however, there are certain differences in the Funds’ principal investment strategies. Both Funds invest at least 80% of their respective assets in corporate debt securities. BMO Corporate Income Fund maintains an average maturity of between three to fifteen years, whereas Columbia Corporate Income Fund expects to maintain an average maturity of three and ten years. In addition, BMO Corporate Income Fund may invest up to 20% of its assets in debt securities that are below investment grade, while Columbia Corporate Income Fund may invest up to 25% of its net assets in such securities. Similarly, BMO Corporate Income Fund may invest up to 20% of its assets in non-U.S. dollar denominated foreign debt securities, whereas Columbia Corporate Income Fund may also invest in non-U.S. debt securities, but does not have a similar limitation. Finally, as part of its principal investment strategy, Columbia Corporate Income Fund may invest in derivatives, when-issued and delayed securities or private placements, whereas BMO Corporate Income Fund does not have a stated principal investment strategy to invest in those types of securities.

	BMO Corporate Income Fund (Target Fund)	Columbia Corporate Income Fund (Acquiring Fund)
Investment Objective	The Fund seeks to maximize total return consistent with current income.	The Fund seeks total return, consisting primarily of current income and secondarily of capital appreciation.

Principal Investment Strategies	The Fund invests at least 80% of its assets in corporate debt securities, including convertible debt securities. The Fund will invest primarily in securities with a minimum rating in the lowest investment grade category (i.e., rated BBB by Standard & Poor’s or Baa by Moody’s Investors Service, or higher, or unrated and considered by BMO AM to be comparable in quality) at the time of purchase.	Under normal circumstances, the Fund invests at least 80% of its net assets (including the amount of any borrowings for investment purposes) in debt securities issued by corporate and other non-governmental issuers, including dollar-denominated debt securities issued by foreign companies.

Maturity

The Fund normally maintains an average dollar-weighted effective maturity of three to fifteen years.

Effective maturity takes into account the possibility that a bond may have prepayments or may be called by the issuer before its stated maturity date.

Under normal circumstances, the Fund’s average effective duration will be between three and ten years.

Investments in “Junk Bonds”	The Fund may invest up to 20% of its assets in debt securities that are below investment grade, also known as high yield securities or “junk bonds.”	The Fund also invests at least 60% of total assets in securities that, at the time of purchase, are investment grade securities or in unrated securities determined to be of comparable quality.

	BMO Corporate Income Fund (Target Fund)	Columbia Corporate Income Fund (Acquiring Fund)
The Fund may invest up to 25% of its total assets in debt instruments that, at the time of purchase, are rated below investment grade or are unrated but determined to be of comparable quality (commonly referred to as “high-yield” investments or “junk” bonds).

Foreign Securities	The Fund may invest up to 20% of its assets in non-U.S. dollar denominated foreign debt securities.	The Fund may invest in debt securities of foreign companies.

Mortgage- and Other Asset-backed Securities	The Fund also may invest in U.S. government securities, asset-backed and mortgage-backed securities.	The Fund may invest in U.S. government obligations, asset-backed securities and mortgage-backed securities.

Derivatives	—	The Fund may invest in derivatives, such as futures (including interest rate futures), for hedging and non-hedging purposes.

When-Issued Securities	—	The Fund may purchase or sell securities on a when-issued, delayed delivery or forward commitment basis.

Rule 144A Securities	—	The Fund may invest in privately placed and other securities or instruments that are purchased and sold pursuant to Rule 144A or other exemptions under the Securities Act of 1933, as amended, subject to certain regulatory restrictions.

Diversification	The Fund is diversified.	The Fund is diversified.

Additional Information About Principal Investment Strategies. In selecting investments for BMO Corporate Income Fund, BMO AM:

•	uses macroeconomic, credit, and market analysis to select portfolio securities; and

•	integrates environmental, social, and governance (“ESG”) considerations into its investment process.

From time to time, BMO Corporate Income Fund maintains a portion of its assets in cash. BMO Corporate Income Fund may increase its cash holdings in response to market conditions or in the event attractive opportunities are not available.

Columbia evaluates a number of factors in identifying investment opportunities and constructing the Fund’s portfolio. Columbia:

•

considers local, national and global economic conditions, market conditions, interest rate movements and other relevant factors in allocating the Fund’s assets among issuers, securities, industry sectors and maturities;

•	evaluates a security based on its potential to generate income and/or capital appreciation;

•

the creditworthiness of the issuer of the security and the various features of the security, such as its interest rate, duration, yield, maturity, any call features and value relative to other securities.

Columbia may sell a security if Columbia believes that there is deterioration in the issuer’s financial circumstances, or that other investments are more attractive; if there is deterioration in a security’s credit rating; or for other reasons.

Comparison of Fundamental Investment Policies. Both BMO Corporate Income Fund and Columbia Corporate Income Fund have adopted certain fundamental investment policies. Fundamental investment policies cannot be changed without the approval of the holders of a majority of the outstanding shares of the applicable Fund. The term “majority of the outstanding shares” means the vote of (i) 67 % or more of a Fund’s shares present at a meeting, if more than 50% of the outstanding shares of the Fund are present or represented by proxy, or (ii) more than 50% of a Fund’s outstanding shares, whichever is less.

Policy	BMO Corporate Income Fund (Target Fund)	Columbia Corporate Income Fund (Acquiring Fund)
Issuing Senior Securities	The Fund will not issue senior securities except, as the 1940 Act, any rule, regulation or exemptive order thereunder, or any SEC staff interpretation thereof, may permit.	The Fund may not issue senior securities, except as permitted under the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief.

Borrowing Money	The Fund will not borrow money, except as the 1940 Act, any rule, regulation or exemptive order thereunder, or any SEC staff interpretation thereof, may permit.	The Fund may not borrow money except to the extent permitted by the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief.

Lending Cash or Securities	The Fund will not lend any of its securities, or make any other loan, in excess of one-third of the value of the Fund’s total assets. This restriction shall not prevent the Fund from purchasing or holding U.S. government obligations, money market instruments, variable rate demand notes, bonds, debentures, notes, certificates of indebtedness, or other debt securities, entering into repurchase agreements, or engaging in other transactions where permitted by the Fund’s investment goal, policies, and limitations.	The Fund may not make loans, except to the extent permitted by the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief.

Investing in Commodities	The Fund will not purchase or sell commodities unless acquired as a result of ownership of securities or other instruments and provided that this restriction will not prevent the Fund from (i) purchasing or selling futures contracts, options, and other derivative instruments or (ii) investing in securities or other instruments backed by physical commodities.	The Fund may not purchase or sell commodities, except that the Fund may, to the extent consistent with its investment objective, invest in securities of companies that purchase or sell commodities or which invest in such programs, purchase and sell options, forward contracts, futures contracts, and options on futures contracts, and enter into swap contracts and other financial transactions relating to commodities. This limitation does not apply to foreign currency transactions, including, without limitation, forward currency contracts.

Investing in Real Estate	The Fund will not purchase or sell real estate unless acquired as a result of ownership of securities or other instruments and provided that this restriction shall not prevent the Fund from investing in (i) securities of	The Fund may not purchase or sell real estate, except the Fund may: (i) purchase securities of issuers which deal or invest in real estate, (ii) purchase securities which are secured by real estate or interests in real

Policy	BMO Corporate Income Fund (Target Fund)	Columbia Corporate Income Fund (Acquiring Fund)
	issuers that invest, deal, or otherwise engage in transactions in real estate or interests therein or (ii) securities or other instruments backed by real estate or interests therein.	estate and (iii) hold and dispose of real estate or interests in real estate acquired through the exercise of its rights as a holder of securities which are secured by real estate or interests therein.

Diversification	With respect to securities comprising 75% of the value of its total assets, the Fund will not purchase securities issued by any one issuer (other than cash, cash items, or securities issued or guaranteed by the government of the United States or its agencies or instrumentalities, repurchase agreements collateralized by such securities, and securities of other investment companies) if, as a result, more than 5% of the value of its total assets would be invested in the securities of that issuer or if it would own more than 10% of the outstanding voting securities of such issuer.	The Fund may not purchase securities (except securities issued or guaranteed by the U.S. government, its agencies or instrumentalities) of any one issuer if, as a result, more than 5% of its total assets will be invested in the securities of such issuer or it would own more than 10% of the voting securities of such issuer, except that: (i) up to 25% of its total assets may be invested without regard to these limitations and (ii) the Fund’s assets may be invested in the securities of one or more management investment companies to the extent permitted by the 1940 Act, the rules and regulations thereunder, or any applicable exemptive relief.

Concentration	The Fund will not invest 25% or more of its total assets in any one industry or industries, except as permitted by the SEC. However, investing in U.S. government securities shall not be considered investments in any one industry.	The Fund may not purchase any securities which would cause 25% or more of the value of its total assets at the time of purchase to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that: (i) there is no limitation with respect to obligations issued or guaranteed by the U.S. government, any state or territory of the United States or any of their agencies, instrumentalities or political subdivisions; and (ii) notwithstanding this limitation or any other fundamental investment limitation, assets may be invested in the securities of one or more management investment companies or subsidiaries to the extent permitted by the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief.

Underwriting	The Fund will not underwrite securities of other issuers, except to the extent it may be deemed to be an underwriter within the meaning of the 1933 Act in connection with the purchase and sale of portfolio securities.	The Fund may not underwrite any issue of securities issued by other persons within the meaning of the 1933 Act except when it might be deemed to be an underwriter either: (i) in connection with the disposition of a portfolio security; or (ii) in connection with the purchase of securities directly from the issuer thereof in accordance with the Fund’s investment objective. This restriction shall not limit the Fund’s ability to invest in securities issued by other registered investment companies.

Comparison of Principal Risks. Columbia Corporate Income Fund is subject to the principal risks described in “Section D—Additional Information Applicable to the Acquiring Funds” below. BMO Corporate Income Fund and Columbia Corporate Income Fund are subject to many of the same principal risks, but such risks differ primarily due to Columbia Corporate Income Fund’s stated principal investment strategies to invest in other types of securities such as derivatives, when-issued and delayed securities or private placements. In addition, while some of the risk factors attributable to the Funds are similar, they are presented in a different manner by each Fund due to differing practices between the two fund complexes.

Principal Risks	BMO Corporate Income Fund (Target Fund)		Columbia Corporate Income Fund (Acquiring Fund)
Active Management Risk	X		X
Call Risk	X
Changing Distribution Level (e.g., Income) Risk	X		X
Corporate Debt Securities Risk	X
Counterparty Risk			X
Credit Risk	X		X
Derivatives Risk			X
- Derivatives Risk – Futures Contracts Risk			X
Foreign Securities Risk	X		X
High-Yield Investments Risk	X		X
Issuer Risk	X	*	X
Interest Rate Risk	X		X
Liquidity Risk	X		X
Market Risk			X
Mortgage- and Other Asset-Backed Securities Risk	X		X
Prepayment and Extension Risk	X^		X
Reinvestment (Income) Risk	X		X
Rule 144A and Other Exempted Securities Risk			X
U.S. Government Obligations Risk	X		X

^	The Target Fund’s “Asset-Backed/Mortgaged-Backed Securities Risk” includes prepayment and extension risk.
*	The Target Fund’s “Corporate Debt Securities Risk” includes issuer risk.

Comparison of Management of the Funds. BMO AM serves as the investment adviser to BMO Corporate Income Fund and supervises the management of the Fund’s investments and business affairs. Columbia serves as investment manager to Columbia Corporate Income Fund, providing the Fund with investment research and advice, as well as administrative and accounting services. In its capacity as investment manager, Columbia manages the day-to-day operations of the Fund, determining what securities and other investments the Fund should buy or sell and executing portfolio transactions. For the fiscal year ended August 31, 2020, BMO Corporate Income Fund paid BMO AM an effective advisory fee of 0.18% of the Fund’s average daily net assets before giving effect to the fee waiver described in more detail under “Summary – Fees and Expenses – Reorganization of BMO Corporate Income Fund into Columbia Corporate Income Fund.” For the fiscal year ended April 30, 2021, Columbia Corporate Income Fund paid Columbia an effective management fee of 0.49% of the Fund’s average daily net assets before giving effect to the fee waiver described in more detail under “Summary – Fees and Expenses – Reorganization of BMO Corporate Income Fund into Columbia Corporate Income Fund.” The table below shows the current contractual advisory/management fee schedule for each of the Funds. Columbia Corporate Income Fund’s management fee schedule will apply following completion of the Reorganization.

BMO Corporate Income Fund (Target Fund)		Columbia Corporate Income Fund (Acquiring Fund)
Assets	Fee	Assets	Fee
Up to $100 million	0.20%	Up to $500 million	0.500%
Greater than $100 million up to $250 million	0.19%	Greater than $500 million up to $1 billion	0.495%
Greater than $250 million up to $500 million	0.15%	Greater than $1 billion up to $2 billion	0.480%

BMO Corporate Income Fund (Target Fund)		Columbia Corporate Income Fund (Acquiring Fund)
Assets	Fee	Assets	Fee
Greater than $500 million	0.10%	Greater than $2 billion up to $3 billion	0.460%
		Greater than $3 billion up to $6 billion	0.450%
		Greater than $6 billion up to $7.5 billion	0.430%
		Greater than $7.5 billion up to $9 billion	0.415%
		Greater than $9 billion up to $12 billion	0.410%
		Greater than $12 billion up to $20 billion	0.390%
		Greater than $20 billion up to $24 billion	0.380%
		Greater than $24 billion up to $50 billion	0.360%
		Greater than $50 billion	0.340%

Each Fund is governed by its Board, which is responsible for overseeing the Fund. For a listing of members of the BMO Funds Board and the Columbia Funds Board, please refer to the Statement of Additional Information for the relevant Fund. BMO Corporate Income Fund and Columbia Corporate Income Fund have different portfolio management teams. “Section D—Additional Information Applicable to the Acquiring Funds” below describes the employment history of the portfolio managers of Columbia Corporate Income Fund. The Statement of Additional Information for each Fund provides additional information about portfolio manager compensation, other accounts managed and ownership of each Fund’s shares.

Comparison of Performance. Historical performance information for BMO Corporate Income Fund and Columbia Corporate Income Fund is set forth below. The following bar charts and tables provide some indication of the risks of investing in the Funds. The bar charts show the volatility or variability of each Fund’s annual total returns over time and show that each Fund’s performance can change from year to year. The tables show each Fund’s average annual total returns for certain time periods compared to the returns of broad-based securities market indices. Past performance (before and after tax) is not necessarily an indication of how either Fund will perform in the future. The maximum Class A sales charge for each Fund, which is normally deducted when you purchase shares, is included in the average annual total returns in the tables below. The performance each share class of Columbia Corporate Income Fund shown in the table below begins before the indicated inception date for such share class. The returns for each such share class include the returns of Columbia Corporate Income Fund’s Class Inst shares, which are not shown in the table below, (adjusted to reflect the different class-related operating expenses of such share classes, where applicable) for periods prior to its inception date.

BMO Corporate Income Fund – Class I

Best and Worst Quarterly Returns During the Period Shown in the Bar Chart

Best	Second Quarter 2020	10.02%
Worst	First Quarter 2020	(5.18)%

*	Year-to-Date return as of June 30, 2021: (0.82)%

Average Annual Total Returns (for periods ended December 31, 2020)

	Share Class Inception Date	1 Year	5 Years	10 Years	Since Inception 5/27/2014
Class I	12/22/2008
Returns before taxes		10.94%	8.21%	6.29%	N/A
Returns after taxes on distributions		9.40%	6.60%	4.59%	N/A
Returns after taxes on distributions and sale of Fund shares		6.53%	5.66%	4.18%	N/A
Class A – Returns before taxes	5/27/2014	6.81%	7.27%	N/A	4.93%
Class Y – Returns before taxes	12/22/2008	10.72%	8.04%	6.14%	N/A
Bloomberg Barclays U.S. Credit Index (reflects no deduction for fees, expenses or taxes)		9.35%	6.43%	5.40%	5.06%

Columbia Corporate Income Fund – Class Adv

Best and Worst Quarterly Returns During the Period Shown in the Bar Chart

Best	Second Quarter 2020	10.33%
Worst	First Quarter 2020	(4.35)%

*	Year-to-Date return as of June 30, 2021: (0.80)%

Average Annual Total Returns (for periods ended December 31, 2020)

	Share Class Inception Date	1 Year	5 Years	10 Years
Class Adv	11/08/2012
Returns before taxes		11.31%	7.31%	5.75%
Returns after taxes on distributions		8.87%	5.76%	4.11%
Returns after taxes on distributions and sale of Fund shares		7.18%	5.03%	3.80%
Class A – Returns before taxes	07/31/2000	5.72%	6.03%	4.97%
Blended Benchmark (consisting of 85% Bloomberg Barclays U.S. Corporate Bond Index and 15% ICE BofA U.S. Cash Pay High Yield Constrained Index) (reflects no deduction for fees, expenses or taxes)		9.35%	7.01%	5.79%
Bloomberg Barclays U.S. Corporate Bond Index (reflects no deductions for fees, expenses or taxes)		9.89%	6.74%	5.63%

SYNOPSIS OF PROPOSAL 5: COMPARISON OF

BMO INTERMEDIATE TAX-FREE FUND AND COLUMBIA INTERMEDIATE MUNICIPAL BOND FUND

Overview. BMO Intermediate Tax-Free Fund and Columbia Intermediate Municipal Bond Fund:

•	Have similar investment objectives and are both diversified.

•	Have different fiscal year ends. BMO Intermediate Tax-Free Fund’s fiscal year end is August 31 and Columbia Intermediate Municipal Bond Fund’s fiscal year end is October 31.

•

Are structured as series of separate open-end management investment companies. BMO Intermediate Tax-Free Fund is organized as a series of a Wisconsin corporation. Columbia Intermediate Municipal Bond Fund is organized as a series of a Massachusetts business trust.

•	Have different advisers. BMO AM is the investment adviser to BMO Intermediate Tax-Free Fund. Columbia is the investment adviser to Columbia Intermediate Municipal Bond Fund.

Comparison of Investment Objectives, Principal Investment Strategies and Non-Fundamental Investment Policies. The investment objectives and principal investment strategies of BMO Intermediate Tax-Free Fund and Columbia Intermediate Municipal Bond Fund are set forth in the table below. BMO Intermediate Tax-Free Fund’s investment objective is non-fundamental and may be changed without shareholder approval. Columbia Intermediate Municipal Bond Fund’s investment objective is fundamental and may not be changed without shareholder approval.

BMO Intermediate Tax-Free Fund’s and Columbia Intermediate Municipal Bond Fund’s investment policy to invest at least 80% of the respective Fund’s assets in securities, the income from which is exempt from U.S. federal income tax (including the federal AMT) is fundamental and may only be changed by a vote of the majority of the outstanding voting securities of a Fund.

The Funds have similar investment objectives and principal investment strategies. Both Funds invest at least 80% of their assets in municipal securities exempt from federal income tax (including the federal alternative minimum tax (AMT)) and maintain similar maturity policies. Both Funds also may invest up to 10% of their respective assets in debt securities that are below investment grade, also known as high yield securities or “junk bonds.” Columbia Intermediate Municipal Bond Fund’s ability to invest up to 20% of its net assets in securities that pay interest subject to U.S. federal income tax (including federal AMT) is stated as part of its principal investment strategy, while BMO Intermediate Tax-Free Fund does not include such stated principal investment strategy.

	BMO Intermediate Tax-Free Fund (Target Fund)	Columbia Intermediate Municipal Bond Fund (Acquiring Fund)
Investment Objective	The Fund to provide a high level of current income exempt from federal income tax consistent with preservation of capital.	The Fund seeks current income exempt from federal income tax, consistent with preservation of principal.

Principal Investment Strategies	The Fund invests at least 80% of its assets in municipal securities, the income from which is exempt from federal income tax (including the federal alternative minimum tax (AMT)). Municipal securities include debt obligations of states, territories, and possessions of the U.S. and political subdivisions, and financing authorities of these entities that provide income exempt from federal income tax (although not necessarily exempt from federal AMT).

Under normal circumstances, the Fund invests at least 80% of its net assets (including the amount of any borrowings for investment purposes) in municipal securities that pay interest exempt from U.S. federal income tax (including the federal alternative minimum tax (AMT)).

These securities are issued by or on behalf of states and their political subdivisions, agencies, authorities and instrumentalities, by other qualified issuers and by funds that

	BMO Intermediate Tax-Free Fund (Target Fund)	Columbia Intermediate Municipal Bond Fund (Acquiring Fund)
	Fund investments include municipal securities with a minimum rating in the lowest investment grade category (i.e., rated BBB by Standard & Poor’s or Baa by Moody’s Investors Service, or higher, or unrated and considered by the Adviser to be comparable in quality) at the time of purchase.	invest in such securities. Qualified issuers include issuers located in U.S. territories, commonwealths and possessions, such as Guam, Puerto Rico and the U.S. Virgin Islands.

Maturity

The Fund normally maintains an average dollar-weighted effective maturity of three to ten years.

Effective maturity takes into account the possibility that a bond may have prepayments or may be called by the issuer before its stated maturity date.

While the Fund may invest in securities of any maturity, under normal circumstances, the Fund’s dollar-weighted average maturity will be between three and ten years.

Investments in “Junk Bonds”	The Fund also may invest up to 10% of its assets in municipal securities that are below investment grade, also known as high yield securities or “junk bonds.”

The Fund normally invests at least 80% of its total assets in municipal securities that, at the time of purchase, are rated investment grade or are unrated but determined by the management team to be of comparable quality.

The Fund may invest up to 10% of its total assets in debt instruments that, at the time of purchase, are rated below investment grade or are unrated but determined to be of comparable quality (commonly referred to as “high-yield” investments or “junk” bonds).

Diversification	The Fund is diversified.	The Fund is diversified.

Additional Information About Principal Investment Strategies. In selecting investments for BMO Intermediate Tax-Free Fund, BMO AM:

•	Assesses factors such as the cyclical trend in interest rates, the shape of the municipal yield curve, tax rates, sector valuation, and municipal bond supply factors; and

•	integrates environmental, social, and governance (“ESG”) considerations into its investment process.

From time to time, the BMO Intermediate Tax-Free Fund maintains a portion of its assets in cash. The Fund may increase its cash holdings in response to market conditions or in the event attractive investment opportunities are not available.

Columbia evaluates a number of factors in identifying investment opportunities and constructing the Fund’s portfolio. Columbia:

•

considers local, national and global economic conditions, market conditions, interest rate movements and other relevant factors in allocating the Fund’s assets among issuers, securities, industry sectors and maturities;

•	evaluates a security based on its potential to generate income and/or capital appreciation;

•

the creditworthiness of the issuer of the security and the various features of the security, such as its interest rate, duration, yield, maturity, any call features and value relative to other securities.

Columbia may sell a security if Columbia believes that there is deterioration in the issuer’s financial circumstances, or that other investments are more attractive; if there is deterioration in a security’s credit rating; or for other reasons.

Comparison of Fundamental Investment Policies. Both BMO Intermediate Tax-Free Fund and Columbia Intermediate Municipal Bond Fund have adopted certain fundamental investment policies. Fundamental investment policies cannot be changed without the approval of the holders of a majority of the outstanding shares of the applicable Fund. The term “majority of the outstanding shares” means the vote of (i) 67 % or more of a Fund’s shares present at a meeting, if more than 50% of the outstanding shares of the Fund are present or represented by proxy, or (ii) more than 50% of a Fund’s outstanding shares, whichever is less.

Policy	BMO Intermediate Tax-Free Fund (Target Fund)	Columbia Intermediate Municipal Bond Fund (Acquiring Fund)
Issuing Senior Securities	The Fund will not issue senior securities, except as the 1940 Act, any rule, regulation or exemptive order thereunder, or any SEC staff interpretation thereof, may permit.	The Fund may not issue senior securities, except as permitted under the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief.

Borrowing Money	The Fund will not borrow money, except as the 1940 Act, any rule, regulation or exemptive order thereunder, or any SEC staff interpretation thereof, may permit.	The Fund may not borrow money except to the extent permitted by the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief.

Lending Cash or Securities	The Fund will not lend any of its securities, or make any other loan, in excess of one-third of the value of the Fund’s total assets. This restriction shall not prevent the Fund from purchasing or holding U.S. government obligations, money market instruments, variable rate demand notes, bonds, debentures, notes, certificates of indebtedness, or other debt securities, entering into repurchase agreements, or engaging in other transactions where permitted by the Fund’s investment goal, policies, and limitations.	The Fund may not make loans, except to the extent permitted by the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief.

Investing in Commodities	The Fund will not purchase or sell commodities unless acquired as a result of ownership of securities or other instruments and provided that this restriction will not prevent the Fund from (i) purchasing or selling futures contracts, options, and other derivative instruments or (ii) investing in securities or other instruments backed by physical commodities.	The Fund may not purchase or sell commodities, except that the Fund may, to the extent consistent with its investment objective: (i) invest in securities of companies that purchase or sell commodities or which invest in such programs, (ii) purchase and sell options, forward contracts, futures contracts, and options on futures contracts, and (iii) enter into swap contracts and other financial transactions relating to commodities. This limitation does not apply to foreign currency transactions, including, without limitation, forward currency contracts.

Policy	BMO Intermediate Tax-Free Fund (Target Fund)	Columbia Intermediate Municipal Bond Fund (Acquiring Fund)
Investing in Real Estate	The Fund will not purchase or sell real estate unless acquired as a result of ownership of securities or other instruments and provided that this restriction shall not prevent the Fund from investing in (i) securities of issuers that invest, deal, or otherwise engage in transactions in real estate or interests therein or (ii) securities or other instruments backed by real estate or interests therein.	The Fund may not purchase or sell real estate, except the Fund may: (i) purchase securities of issuers which deal or invest in real estate, (ii) purchase securities which are secured by real estate or interests in real estate and (iii) hold and dispose of real estate or interests in real estate acquired through the exercise of its rights as a holder of securities which are secured by real estate or interests therein.

Diversification	With respect to securities comprising 75% of the value of its total assets, the Fund will not purchase securities issued by any one issuer (other than cash, cash items, or securities issued or guaranteed by the government of the United States or its agencies or instrumentalities, repurchase agreements collateralized by such securities, and securities of other investment companies) if, as a result, more than 5% of the value of its total assets would be invested in the securities of that issuer or if it would own more than 10% of the outstanding voting securities of such issuer.^	The Fund may not purchase securities (except securities issued or guaranteed by the U.S. government, its agencies or instrumentalities) of any one issuer if, as a result, more than 5% of its total assets will be invested in the securities of such issuer or it would own more than 10% of the voting securities of such issuer, except that: (i) up to 25% of its total assets may be invested without regard to these limitations and (ii) the Fund’s assets may be invested in the securities of one or more management investment companies to the extent permitted by the 1940 Act, the rules and regulations thereunder, or any applicable exemptive relief.

Concentration	The Fund will not invest 25% or more of the value of its total assets in any one industry, except that the Fund may invest 25% or more of the value of its total assets in cash or cash items, securities issued or guaranteed by the U.S. government, its agencies, or instrumentalities, and repurchase agreements collateralized by such securities for temporary defensive purposes. In addition, the Fund may invest more than 25% of the value of its total assets in obligations issued by any state, territory, or possession of the United States; the District of Columbia; or any of their authorities, agencies, instrumentalities, or political subdivisions, including tax-exempt project notes guaranteed by the U.S. government, regardless of the location of the issuing municipality. This policy applies to securities that are related in such a way that an economic, business, or political development affecting one security would also affect the other securities (such as securities paid from revenues from selected projects in transportation, public works, education, or housing).	The Fund may not purchase any securities which would cause 25% or more of the value of its total assets at the time of purchase to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that: (i) there is no limitation with respect to obligations issued or guaranteed by the U.S. Government, any state or territory of the United States or any of their agencies, instrumentalities or political subdivisions; and (ii) notwithstanding this limitation or any other fundamental investment limitation, assets may be invested in the securities of one or more management investment companies or subsidiaries to the extent permitted by the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief.

Policy	BMO Intermediate Tax-Free Fund (Target Fund)	Columbia Intermediate Municipal Bond Fund (Acquiring Fund)
Underwriting	The Fund will not underwrite securities of other issuers, except to the extent it may be deemed to be an underwriter within the meaning of the 1933 Act in connection with the purchase and sale of portfolio securities.	The Fund may not underwrite any issue of securities issued by other persons within the meaning of the 1933 Act except when it might be deemed to be an underwriter either: (i) in connection with the disposition of a portfolio security; or (ii) in connection with the purchase of securities directly from the issuer thereof in accordance with the Fund’s investment objective. This restriction shall not limit the Fund’s ability to invest in securities issued by other registered investment companies.

Tax Exempt Obligations	The Fund invests, under normal circumstances, at least 80% of the value of its net assets, plus the amount of any borrowings for investment purposes, in securities the income from which is exempt from federal income tax, including the federal AMT.	Under normal circumstances, the Fund invests at least 80% of its net assets (including the amount of any borrowings for investment purposes) in municipal securities that pay interest exempt from U.S. federal income tax (including the federal AMT).

^

Under this limitation, BMO Intermediate Tax-Free Fund will consider each governmental subdivision, including states and the District of Columbia, territories, possessions of the United States or their political subdivisions, agencies, authorities, instrumentalities, or similar entities, a separate issuer if its assets and revenues are separate from those of the governmental body creating it and the security is backed only by its own assets and revenues. Industrial developments bonds backed only by the assets and revenues of a non-governmental user are considered to be issued solely by that user. If, in the case of an industrial development bond or government-issued security, a governmental or some other entity (such as a bank that issues a letter of credit) guarantees the security, such guarantee or letter of credit would be considered a separate security issued by the guarantor or other entity, subject to a limit on investments in the guarantor of 10% of total assets. Where a security is insured by bond insurance, the security shall not be considered a security issued or guaranteed by the insurer. Instead, the issuer of such security will be determined in accordance with the first and second sentences of this paragraph. The foregoing 10% restriction does not limit the percentage of BMO Intermediate Tax-Free Fund’s assets that may be invested in securities insured by any single insurer.

Comparison of Principal Risks. Columbia Intermediate Municipal Bond Fund is subject to the principal risks described in “Section D—Additional Information Applicable to the Acquiring Funds” below. BMO Intermediate Tax-Free Fund and Columbia Intermediate Municipal Bond Fund are subject to many of the same principal risks. In addition, while the risk factors attributable to the Funds are similar, they are presented in a different manner by each Fund due to differing practices between the two fund complexes.

Principal Risks	BMO Intermediate Tax- Free Fund (Target Fund)	Columbia Intermediate Municipal Bond Fund (Acquiring Fund)
Active Management Risk	X	X
Call Risk	X
Changing Distribution Level (e.g., Income) Risk	X	X
Credit Risk	X	X
High-Yield Investments Risk	X	X
Interest Rate Risk	X	X
Liquidity Risk	X	X
Market Risk		X
Municipal Securities Risk	X	X
Prepayment and Extension Risk		X
Reinvestment (Income) Risk	X	X
Sector Risk	X
Tax Risk		X

Comparison of Management of the Funds. BMO AM serves as the investment adviser to BMO Intermediate Tax-Free Fund and supervises the management of the Fund’s investments and business affairs. Columbia serves as investment manager to Columbia Intermediate Municipal Bond Fund, providing the Fund with investment research and advice, as well as administrative and accounting services. In its capacity as investment manager, Columbia manages the day-to-day operations of the Fund, determining what securities and other investments the Fund should buy or sell and executing portfolio transactions. For the fiscal year ended August 31, 2020, BMO Intermediate Tax-Free Fund paid BMO AM an effective advisory fee of 0.12% of the Fund’s average daily net assets before giving effect to the fee waiver described in more detail under “Summary – Fees and Expenses – Reorganization of BMO Intermediate Tax-Free Fund into Columbia Intermediate Municipal Bond Fund.” For the fiscal year ended October 31, 2020, Columbia Intermediate Municipal Bond Fund paid Columbia an effective management fee of 0.47% of the Fund’s average daily net assets before giving effect to the fee waiver described in more detail under “Summary – Fees and Expenses – Reorganization of BMO Intermediate Tax-Free Fund into Columbia Intermediate Municipal Bond Fund.” The table below shows the current contractual advisory/management fee schedule for each of the Funds. Columbia Intermediate Municipal Bond Fund’s management fee schedule will apply following completion of the Reorganization.

BMO Intermediate Tax-Free Fund (Target Fund)		Columbia Intermediate Municipal Bond Fund (Acquiring Fund)
Assets	Fee	Assets	Fee
Up to $100 million	0.25%	Up to $500 million	0.480%
Greater than $100 million up to $250 million	0.16%	Greater than $500 million up to $1 billion	0.475%
Greater than $250 million up to $500 million	0.12%	Greater than $1 billion up to $2 billion	0.445%
Greater than $500 million	0.10%	Greater than $2 billion up to $3 billion	0.420%
		Greater than $3 billion up to $6 billion	0.385%
		Greater than $6 billion up to $9 billion	0.360%
		Greater than $9 billion up to $10 billion	0.350%
		Greater than $10 billion up to $12 billion	0.340%
		Greater than $12 billion up to $15 billion	0.330%
		Greater than $15 billion up to $24 billion	0.320%
		Greater than $24 billion up to $50 billion	0.300%
		Greater than $50 billion	0.290%

Each Fund is governed by its Board, which is responsible for overseeing the Fund. For a listing of members of the BMO Funds Board and the Columbia Funds Board, please refer to the Statement of Additional Information for the relevant Fund. BMO Intermediate Tax-Free Fund and Columbia Intermediate Municipal Bond Fund have different portfolio management teams. “Section D—Additional Information Applicable to the Acquiring Funds” below describes the employment history of the portfolio managers of Columbia Intermediate Municipal Bond Fund. The Statement of Additional Information for each Fund provides additional information about portfolio manager compensation, other accounts managed and ownership of each Fund’s shares.

Comparison of Performance. Historical performance information for BMO Intermediate Tax-Free Fund and Columbia Intermediate Municipal Bond Fund is set forth below. The following bar charts and tables provide some indication of the risks of investing in the Funds. The bar charts show the volatility or variability of each Fund’s annual total returns over time and show that each Fund’s performance can change from year to year. The tables show each Fund’s average annual total returns for certain time periods compared to the returns of broad-based securities market indices. Past performance (before and after tax) is not necessarily an indication of how either Fund will perform in the future. The maximum Class A sales charge for each Fund, which is normally deducted when you purchase shares, is included in the average annual total returns in the tables below. The performance of each share class of Columbia Intermediate Municipal Bond Fund shown in the table below begins before the indicated inception date for such share class. The returns for each such share class include the returns of Columbia Intermediate Municipal Bond Fund’s Class Inst shares, which are not shown in the table below, (adjusted to reflect the different class-related operating expenses of such share classes, where applicable) for periods prior to its inception date.

BMO Intermediate Tax-Free Fund – Class I

Best and Worst Quarterly Returns During the Period Shown in the Bar Chart

Best	Second Quarter 2011	3.05%
Worst	Fourth Quarter 2016	(3.21)%

*	Year-to-Date return as of June 30, 2021: 1.99%

Average Annual Total Returns (for periods ended December 31, 2020)

	Share Class Inception Date	1 Year	5 Years	10 Years	Since Inception 5/27/2014
Class I	12/27/2010
Returns before taxes		3.94%	3.38%	4.15%	N/A
Returns after taxes on distributions		3.94%	3.35%	4.12%	N/A
Returns after taxes on distributions and sale of Fund shares		3.50%	3.24%	3.89%	N/A
Class A – Returns before taxes	5/27/2014	0.04%	2.41%	N/A	2.67%
Class Y – Returns before taxes	2/1/1994	3.70%	3.13%	3.94%	N/A
Bloomberg Barclays 1-15 Year Blend Municipal Bond Index (reflects no deduction for fees, expenses or taxes)		4.73%	3.39%	3.83%	3.33%

Columbia Intermediate Municipal Bond Fund – Class Adv

Best and Worst Quarterly Returns During the Period Shown in the Bar Chart

Best	Second Quarter 2011	3.61%
Worst	Fourth Quarter 2016	(3.37)%

*	Year-to-Date return as of June 30, 2021: 1.23%

Average Annual Total Returns (for periods ended December 31, 2020)

	Share Class Inception Date	1 Year	5 Years	10 Years
Class Adv	03/19/2013
Returns before taxes		4.05%	3.11%	3.85%
Returns after taxes on distributions		3.94%	3.07%	3.83%
Returns after taxes on distributions and sale of Fund shares		3.66%	3.10%	3.75%
Class A – Returns before taxes	11/25/2002	0.60%	2.26%	3.32%
Bloomberg Barclays 3-15 Year Blend Municipal Bond Index (reflects no deductions for fees, expenses or taxes)		5.04%	3.59%	4.12%

SYNOPSIS OF PROPOSAL 6: COMPARISON OF

BMO STRATEGIC INCOME FUND AND COLUMBIA STRATEGIC INCOME FUND

Overview. BMO Strategic Income Fund and Columbia Strategic Income Fund:

•	Have similar investment objectives and are both diversified; however Columbia Strategic Income Fund also includes capital appreciation as part of its investment objective.

•	Have the same fiscal year end: August 31.

•

Are structured as series of separate open-end management investment companies. BMO Strategic Income Fund is organized as a series of a Wisconsin corporation. Columbia Strategic Income Fund is organized as a series of a Massachusetts business trust.

•	Have different advisers. BMO AM is the investment adviser to BMO Strategic Income Fund. Columbia is the investment adviser to Columbia Strategic Income Fund.

Comparison of Investment Objectives, Principal Investment Strategies and Non-Fundamental Investment Policies. The investment objectives and principal investment strategies of BMO Strategic Income Fund and Columbia Strategic Income Fund are set forth in the table below. Each Fund’s investment objective is non-fundamental.

The Funds have similar investment objectives; however, there are certain differences in the Funds’ principal investment strategies. Each Fund invests at least 80% of its assets in debt securities. BMO Strategic Income Fund may invest up to 65% of its assets in debt securities rated below investment grade, whereas Columbia Strategic Income Fund may also invest in debt securities rated below investment grade, but does not have a similar limitation. In addition, BMO Strategic Income Fund may invest up to 10% of its assets in common stocks, while Columbia Strategic Income Fund does not invest in equity securities as part of its principal investment strategies. Similarly, Columbia Strategic Income Fund may invest in derivatives and preferred securities, whereas BMO Strategic Income Fund does not invest in those types of securities as part of its principal investment strategies.

	BMO Strategic Income Fund (Target Fund)	Columbia Strategic Income Fund (Acquiring Fund)
Investment Objective	The Fund seeks to maximize total return consistent with current income.	The Fund seeks total return, consisting of current income and capital appreciation.

Principal Investment Strategies	The Fund invests primarily in U.S. and foreign debt securities, including those in emerging markets. Debt securities include all types of fixed and floating rate	Under normal circumstances, the Fund has substantial exposure to fixed-income/debt markets.

	BMO Strategic Income Fund (Target Fund)	Columbia Strategic Income Fund (Acquiring Fund)
securities, including high yield securities (junk bonds), investment grade corporate bonds, U.S. Treasury, agency and municipal securities and foreign government securities, including inflation-indexed securities of U.S. and non-U.S. government, convertible securities, preferred securities and mortgage-backed and asset-backed securities.

The Fund has the flexibility to invest in any sector of the fixed-income/debt market and across the credit quality spectrum. The Fund may invest in U.S. government bonds and notes (including those of its agencies and instrumentalities, and of government-sponsored enterprises), U.S. and international (including developed, developing and emerging markets) bonds and notes, investment grade corporate (or similar) bonds and notes, mortgage- and other asset-backed securities, high yield (i.e., “junk”) instruments, floating rate loans and other floating rate debt securities, inflation-protected/linked securities, convertible securities, cash/cash equivalents, as well as foreign government, sovereign and quasi-sovereign debt investments.

The Fund may invest in interest-only (IO) and principal-only (PO) bonds (commonly known as stripped securities) for investment purposes.

Maturity	The Fund may invest without limitation in fixed and floating rate debt securities of any maturity.	The Fund does not seek to maintain a particular dollar-weighted average maturity or duration target.

Investments in “Junk Bonds”

The Fund may invest up to 65% of its net assets in debt securities rated below investment grade.

Below investment grade, or high yield, securities are commonly referred to as “junk bonds.” Investment grade securities are: securities rated BBB- or higher by Standard & Poor’s Ratings Services (S&P) or Baa3 or higher by Moody’s Investors Service, Inc. (Moody’s) or an equivalent rating by another nationally recognized statistical rating organization (NRSRO), or unrated securities determined by the Adviser to be of comparable quality.

The Fund may invest in high yield (i.e., “junk”) instruments.

Foreign Securities

The Fund may invest without limitation in fixed and floating rate debt securities of any geography.

While the Fund’s assets are predominantly U.S. dollar denominated, the Fund also may invest up to 25% of its assets in foreign currency denominated debt securities, all or a portion of which may be emerging markets debt securities.

The Fund’s investments may include non-U.S. dollar denominated instruments.

	BMO Strategic Income Fund (Target Fund)	Columbia Strategic Income Fund (Acquiring Fund)
Preferred Securities	—	The Fund may also invest in preferred securities.

Equity Securities	The Fund may invest up to 10% of its assets in common stocks; however, most common stocks generally will be acquired from conversions of convertible bonds or as residual interests from other fixed income securities.	—

Derivatives	—	The Fund may invest in derivatives, such as forward contracts (including forward foreign currency contracts for investment and hedging purposes), futures (including bond futures for managing yield curve and duration risk, and index and interest rate futures for hedging and investment purposes), options (including options on listed futures for hedging purposes), options on swaps (commonly known as swaptions) for hedging purposes, and swaps (including credit default swaps, credit default swap indexes, inflation rate and interest rate swaps for hedging purposes, and total return swaps for investment purposes). The Fund’s use of derivatives creates leverage (market exposure in excess of the Fund’s assets) in the Fund’s portfolio.

When-Issued Securities	—	The Fund may purchase or sell securities on a when-issued, delayed delivery or forward commitment basis. Such securities may include mortgage-backed securities acquired or sold in the “to be announced” (TBA) market and those in a dollar roll transaction.

Rule 144A Securities	—	The Fund may invest in privately placed and other securities or instruments that are purchased and sold pursuant to Rule 144A or other exemptions under the Securities Act of 1933, as amended, subject to certain regulatory restrictions.

Diversification	The Fund is diversified.	The Fund is diversified.

Additional Information About Principal Investment Strategies. In selecting investments for BMO Strategic Income Fund, BMO AM integrates environmental, social, and governance (“ESG”) considerations into its investment process. From time to time, the Fund maintains a portion of its assets in cash. The Fund may increase its cash holdings in response to market conditions or in the event attractive investment opportunities are not available.

Columbia evaluates a number of factors in identifying investment opportunities and constructing the Fund’s portfolio. Columbia:

•

considers local, national and global economic conditions, market conditions, interest rate movements and other relevant factors in allocating the Fund’s assets among issuers, securities, industry sectors and maturities;

•	evaluates a security based on its potential to generate income and/or capital appreciation; and

•

considers the creditworthiness of the issuer of the security and the various features of the security, such as its interest rate, duration, yield, maturity, any call features and value relative to other securities.

Columbia may sell a security if Columbia believes that there is deterioration in the issuer’s financial circumstances, or that other investments are more attractive; if there is deterioration in a security’s credit rating; or for other reasons.

Comparison of Fundamental Investment Policies. Both BMO Strategic Income Fund and Columbia Strategic Income Fund have adopted certain fundamental investment policies. Fundamental investment policies cannot be changed without the approval of the holders of a majority of the outstanding shares of the applicable Fund. The term “majority of the outstanding shares” means the vote of (i) 67 % or more of a Fund’s shares present at a meeting, if more than 50% of the outstanding shares of the Fund are present or represented by proxy, or (ii) more than 50% of a Fund’s outstanding shares, whichever is less.

Policy	BMO Strategic Income Fund (Target Fund)	Columbia Strategic Income Fund (Acquiring Fund)
Issuing Senior Securities	The Fund will not issue senior securities, except as the 1940 Act, any rule, regulation or exemptive order thereunder, or any SEC staff interpretation thereof, may permit.	The Fund may not issue senior securities, except as permitted under the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief.

Borrowing Money	The Fund will not borrow money, except as the 1940 Act, any rule regulation or exemptive order thereunder, or any SEC staff interpretation thereof, may permit.	The Fund may not borrow money except to the extent permitted by the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief.

Lending Cash or Securities	The Fund will not lend any of its securities, or make any other loan, in excess of one-third of the value of the Fund’s total assets. This restriction shall not prevent the Fund from purchasing or holding U.S. government obligations, money market instruments, variable rate demand notes, bonds, debentures, notes, certificates of indebtedness, or other debt securities, entering into repurchase agreements, or engaging in other transactions where permitted by the Fund’s investment goal, policies, and limitations.	The Fund may not make loans, except to the extent permitted by the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief.

Investing in Commodities	The Fund will not purchase or sell commodities unless acquired as a result of ownership of securities or other instruments and provided that this restriction will not prevent the Fund from (i) purchasing or selling futures contracts, options, and other derivative instruments or (ii) investing in securities or other instruments backed by physical commodities.	The Fund may not purchase or sell commodities, except that the Fund may, to the extent consistent with its investment objective: (i) invest in securities of companies that purchase or sell commodities or which invest in such programs, (ii) purchase and sell options, forward contracts, futures contracts, and options on futures contracts, and (iii) enter into swap contracts and other financial transactions relating to commodities. This limitation does not apply to foreign currency transactions, including, without limitation, forward currency contracts.

Policy	BMO Strategic Income Fund (Target Fund)	Columbia Strategic Income Fund (Acquiring Fund)

Investing in Real Estate	The Fund will not purchase or sell real estate unless acquired as a result of ownership of securities or other instruments and provided that this restriction shall not prevent the Fund from investing in (i) securities of issuers that invest, deal, or otherwise engage in transactions in real estate or interests therein or (ii) securities or other instruments backed by real estate or interests therein.	The Fund may not purchase or sell real estate, except the Fund may: (i) purchase securities of issuers which deal or invest in real estate, (ii) purchase securities which are secured by real estate or interests in real estate and (iii) hold and dispose of real estate or interests in real estate acquired through the exercise of its rights as a holder of securities which are secured by real estate or interests therein.

Diversification	With respect to securities comprising 75% of the value of its total assets, the Fund will not purchase securities issued by any one issuer (other than cash, cash items, or securities issued or guaranteed by the government of the United States or its agencies or instrumentalities, repurchase agreements collateralized by such securities, and securities of other investment companies) if, as a result, more than 5% of the value of its total assets would be invested in the securities of that issuer or if it would own more than 10% of the outstanding voting securities of such issuer.	The Fund may not purchase securities (except securities issued or guaranteed by the U.S. government, its agencies or instrumentalities) of any one issuer if, as a result, more than 5% of its total assets will be invested in the securities of such issuer or it would own more than 10% of the voting securities of such issuer, except that: (i) up to 25% of its total assets may be invested without regard to these limitations and (ii) the Fund’s assets may be invested in the securities of one or more management investment companies to the extent permitted by the 1940 Act, the rules and regulations thereunder, or any applicable exemptive relief.

Concentration	The Fund will not invest 25% or more of its total assets in any one industry or industries, except as permitted by the SEC. However, investing in U.S. government securities shall not be considered investments in any one industry.	The Fund may not purchase any securities which would cause 25% or more of the value of its total assets at the time of purchase to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that: (i) there is no limitation with respect to obligations issued or guaranteed by the U.S. government, any state or territory of the United States or any of their agencies, instrumentalities or political subdivisions; and (ii) notwithstanding this limitation or any other fundamental investment limitation, assets may be invested in the securities of one or more management investment companies or subsidiaries to the extent permitted by the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief.

Policy	BMO Strategic Income Fund (Target Fund)	Columbia Strategic Income Fund (Acquiring Fund)
Underwriting	The Fund will not underwrite securities of other issuers, except to the extent it may be deemed to be an underwriter within the meaning of the 1933 Act in connection with the purchase and sale of portfolio securities.	The Fund may not underwrite any issue of securities issued by other persons within the meaning of the 1933 Act except when it might be deemed to be an underwriter either: (i) in connection with the disposition of a portfolio security; or (ii) in connection with the purchase of securities directly from the issuer thereof in accordance with the Fund’s investment objective. This restriction shall not limit the Fund’s ability to invest in securities issued by other registered investment companies.

Comparison of Principal Risks. Columbia Strategic Income Fund is subject to the principal risks described in “Section D—Additional Information Applicable to the Acquiring Funds” below. BMO Strategic Income Fund and Columbia Strategic Income Fund are subject to many of the same principal risks, but such risks differ primarily due to Columbia Strategic Income Fund’s stated principal investment strategy covering investments in derivatives and other types of debt securities as described above as well as BMO Strategic Income Fund’s stated principal investment strategy to invest in equity securities. In addition, while the risk factors attributable to the Funds are similar, they are presented in a different manner by each Fund due to differing practices between the two fund complexes.

Principal Risks	BMO Strategic Income Fund (Target Fund)		Columbia Strategic Income Fund (Acquiring Fund)
Active Management Risk	X		X
Call Risk	X
Changing Distribution Level (e.g., Income) Risk	X		X
Convertible Securities Risk			X
Corporate Debt Securities Risk	X
Counterparty Risk			X
Credit Risk	X		X
Derivatives Risk			X
- Derivatives Risk – Forward Contracts Risk			X
- Derivatives Risk – Futures Contracts Risk			X
- Derivatives Risk – Options Risk			X
- Derivatives Risk – Swaps Risk			X
- Derivatives Risk – Swaptions Risk			X
Emerging Market Securities Risk	X		X
Foreign Securities Risk	X		X
Forward Commitments on Mortgage-Backed Securities (including Dollar Rolls) Risk			X
Frequent Trading Risk			X
High-Yield Investments Risk	X		X
Impairment of Collateral Risk			X
Inflation-Protected Securities Risk			X
Interest Rate Risk	X		X
Issuer Risk	X	*	X
Leverage Risk			X
LIBOR Replacement Risk			X
Liquidity Risk	X		X
Loan Interests Risk			X
Market Risk			X
Mortgage- and Other Asset-Backed Securities Risk	X		X
Preferred Stock Risk			X

Principal Risks	BMO Strategic Income Fund (Target Fund)	Columbia Strategic Income Fund (Acquiring Fund)
Prepayment and Extension Risk^	X	X
Reinvestment (Income) Risk	X	X
Repurchase Agreements Risk	X
Rule 144A and Other Exempted Securities Risk		X
Sovereign Debt Risk		X
Stripped Securities Risk		X
U.S. Government Obligations Risk	X	X

^	The Target Fund’s “Asset-Backed/Mortgaged-Backed Securities Risk” includes prepayment and extension risk.
*	The Target Fund’s “Corporate Debt Securities Risk” includes issuer risk.

Comparison of Management of the Funds. BMO AM serves as the investment adviser to BMO Strategic Income Fund and supervises the management of the Fund’s investments and business affairs. Columbia serves as investment manager to Columbia Strategic Income Fund, providing the Fund with investment research and advice, as well as administrative and accounting services. In its capacity as investment manager, Columbia manages the day-to-day operations of the Fund, determining what securities and other investments the Fund should buy or sell and executing portfolio transactions. For the fiscal year ended August 31, 2020, BMO Strategic Income Fund paid BMO AM an effective advisory fee of 0.25% of the Fund’s average daily net assets before giving effect to the fee waiver described in more detail under “Summary – Fees and Expenses – Reorganization of BMO Strategic Income Fund into Columbia Strategic Income Fund.” For the fiscal year ended August 31, 2020, Columbia Strategic Income Fund paid Columbia an effective management fee of 0.557% of the Fund’s average daily net assets before any applicable reimbursements. The table below shows the current contractual advisory/management fee schedule for each of the Funds. Columbia Strategic Income Fund’s management fee schedule will apply following completion of the Reorganization.

BMO Strategic Income Fund (Target Fund)		Columbia Strategic Income Fund (Acquiring Fund)
Assets	Fee	Assets	Fee
Up to $100 million	0.25%	Up to $500 million	0.600%
Greater than $100 million up to $250 million	0.20%	Greater than $500 million up to $1 billion	0.590%
Greater than $250 million up to $500 million	0.20%	Greater than $1 billion up to $2 billion	0.575%
Greater than $500 million	0.20%	Greater than $2 billion up to $3 billion	0.555%
		Greater than $3 billion up to $6 billion	0.530%
		Greater than $6 billion up to $7.5 billion	0.505%
		Greater than $7.5 billion up to $9 billion	0.490%
		Greater than $9 billion up to $10 billion	0.481%
		Greater than $10 billion up to $12 billion	0.469%
		Greater than $12 billion up to $15 billion	0.459%
		Greater than $15 billion up to $20 billion	0.449%
		Greater than $20 billion up to $24 billion	0.433%
		Greater than $24 billion up to $50 billion	0.414%
		Greater than $50 billion	0.393%

Each Fund is governed by its Board, which is responsible for overseeing the Fund. For a listing of members of the BMO Funds Board and the Columbia Funds Board, please refer to the Statement of Additional Information for the relevant Fund. BMO Strategic Income Fund and Columbia Strategic Income Fund have different portfolio management teams. “Section D—Additional Information Applicable to the Acquiring Funds” below describes the employment history of the portfolio managers of Columbia Strategic Income Fund. The Statement of Additional Information for each Fund provides additional information about portfolio manager compensation, other accounts managed and ownership of each Fund’s shares.

Comparison of Performance. Historical performance information for BMO Strategic Income Fund and Columbia Strategic Income Fund is set forth below. The following bar charts and tables provide some indication of the risks of investing in the Funds. The bar charts show the volatility or variability of each Fund’s annual total returns over time and show that each Fund’s performance can change from year to year. The tables show each Fund’s average annual total returns for certain time periods compared to the returns of broad-based securities market indices. Past performance (before and after tax) is not necessarily an indication of how either Fund will perform in the future. The maximum Class A sales charge for each Fund, which is normally deducted when you purchase shares, is included in the average annual total returns in the tables below. The performance of each share class of Columbia Strategic Income Fund shown in the table below begins before the indicated inception date for such share class. The returns for each such share class include the returns of Columbia Strategic Income Fund’s Class A shares (adjusted to reflect the different class-related operating expenses of such share classes, where applicable) for periods prior to its inception date.

BMO Strategic Income Fund – Class I

Best and Worst Quarterly Returns During the Period Shown in the Bar Chart

Best	Second Quarter 2020	12.84%
Worst	First Quarter 2020	(11.52)%

*	Year-to-Date return as of June 30, 2021: 2.56%

Average Annual Total Returns (for periods ended December 31, 2020)

	Share Class Inception Date	1 Year	5 Years	10 Years	Since Inception 5/27/2014
Class I	5/31/2007
Returns before taxes		10.65%	5.90%	4.41%	N/A
Returns after taxes on distributions		8.63%	4.08%	2.79%	N/A
Returns after taxes on distributions and sale of Fund shares		6.21%	3.70%	2.69%	N/A
Class A – Returns before taxes	5/27/2014	6.55%	4.90%	N/A	4.26%
Class Y – Returns before taxes	12/13/1992	10.37%	5.66%	4.16%	N/A
Bloomberg Barclays U.S. Aggregate Bond Index (reflects no deduction for fees, expenses or taxes)		7.51%	4.44%	3.84%	3.78%

Columbia Strategic Income Fund – Class Adv

Best and Worst Quarterly Returns During the Period Shown in the Bar Chart

Best	Second Quarter 2020	10.33%
Worst	First Quarter 2020	(10.06)%

*	Year-to-Date return as of June 30, 2021: 2.20%

Average Annual Total Returns (for periods ended December 31, 2020)

	Share Class Inception Date	1 Year	5 Years	10 Years
Class Adv	11/08/2012
Returns before taxes		7.49%	6.19%	5.29%
Returns after taxes on distributions		5.86%	4.45%	3.37%
Returns after taxes on distributions and sale of Fund shares		4.36%	3.99%	3.27%
Class A – Returns before taxes	04/21/1977	2.07%	4.91%	4.58%
Bloomberg Barclays U.S. Aggregate Bond Index (reflects no deductions for fees, expenses or taxes)		7.51%	4.44%	3.84%
ICE BofA US Cash Pay High Yield Constrained Index (reflects no deductions for fees, expenses or taxes)		6.10%	8.39%	6.60%
FTSE Non-U.S. World Government Bond (All Maturities) Index - Unhedged (reflects no deductions for fees, expenses or taxes)		10.78%	5.17%	1.88%
JPMorgan Emerging Markets Bond Index - Global (reflects no deductions for fees, expenses or taxes)		5.88%	6.84%	5.97%

ADDITIONAL INFORMATION ABOUT THE REORGANIZATIONS

Terms of Each Reorganization. Each of the BMO Funds Board and the Columbia Funds Board has approved the Agreement. While shareholders are encouraged to review the Agreement, which has been filed with the SEC as an exhibit to the registration statement of which this Combined Proxy Statement/Prospectus is a part, the following is a summary of certain terms of the Agreement:

•

Each Reorganization is expected to occur in the fourth quarter of 2021 or the first quarter of 2022, subject to approval by applicable Target Fund shareholders, receipt of any necessary regulatory approvals and satisfaction of any other conditions to closing. However, following such approvals, each Reorganization may happen at any time agreed to by the applicable Target Fund and the applicable Acquiring Fund.

•

Each Target Fund will transfer all of its assets to the corresponding Acquiring Fund and, in exchange, the Acquiring Fund will (a) assume (i) all liabilities and obligations of the Target Fund reflected on a Statement of Assets and Liabilities prepared as of the close of regular trading on the NYSE on the Valuation Date (as defined below) in accordance with generally accepted accounting principles consistently applied from the prior audit period, and (ii) any obligation of the Target Fund to indemnify a BMO Funds director under the Target Company’s Articles of Incorporation and By-Laws, so long as such BMO Funds director shall have exercised commercially reasonable efforts to maximize recovery from the insurance coverage described in the Agreement before seeking to assert any claim against an Acquiring Fund, and (b) issue Acquisition Shares to the Target Fund. (The assumed liabilities and obligations of the Target Fund in the foregoing sentence, as defined in the Agreement, are referred to hereafter as the “Target Fund’s Obligations.”)The value of each Target Fund’s assets, as well as the number of Acquisition Shares to be issued to the Target Fund, will be determined in accordance with the Agreement. The Acquisition Shares to be credited to the Target Fund shall be equal in net asset value to the aggregate net asset value of the then outstanding Target Fund shares owned by Target Fund shareholders in each case as of the close of regular trading on the NYSE on the Valuation Date (as defined below). As soon as practicable after the closing, each Target Fund will liquidate and distribute pro rata to its shareholders of record of each class of its shares the Acquisition Shares of the corresponding class received by the Target Fund.

•

As a result, shareholders of the Target Fund will become shareholders of the Acquiring Fund. Shareholders will not incur any sales charges, redemption fee, commission or other transactional fee in connection with receiving Acquisition Shares in the Reorganization.

•

The value of the net assets of the Target Fund and of the Acquisition Shares to be issued in a Reorganization will be computed as of the close of regular trading on the NYSE on the business day immediately preceding the closing date of such Reorganization (the “Valuation Date”).

Conditions to Closing Each Reorganization. In order for a Reorganization to be completed, all closing conditions must be satisfied or waived. If shareholders approve a Reorganization, but other conditions are not satisfied or waived, the Reorganization will not be completed. The completion of each Reorganization is subject to certain conditions described in the Agreement, including among others:

•

At or prior to the close of regular trading on the NYSE on the Valuation Date, the Target Fund shall have declared and paid a dividend or dividends that, together with all previous dividends, shall have the effect of distributing all of the Target Fund’s investment company taxable income (computed without regard to the deduction for dividends paid), net tax-exempt income and net realized capital gains, if any, to the shareholders of the Target Fund for all taxable periods ending on or before the closing date of the Reorganization (after reduction for any available capital loss carryforwards and excluding any net capital gains on which the Target Fund paid U.S. federal income tax).

•	The Target Fund and the Acquiring Fund will have received any approvals, consents or exemptions from the SEC or any other regulatory body necessary to carry out the Reorganization.

•	A registration statement on Form N-14 relating to the Reorganization will have been filed with the SEC and become effective.

•	The shareholders of the Target Fund will have approved the Agreement (and related amendment to the Target Company’s articles of incorporation) by the requisite vote.

•

The Target Fund and the Acquiring Fund will have received a satisfactory opinion of tax counsel to the effect that, as described in more detail below, among other things, the shareholders of the Target Fund will not recognize gain or loss for U.S. federal income tax purposes upon the exchange of their Target Fund shares for the Acquisition Shares of the Acquiring Fund in connection with the Reorganization and the Acquiring Fund will not recognize gain or loss for U.S. federal income tax purposes as a direct result of the Reorganization.

•

Bank of Montreal and any person controlling, controlled by or under common control with the Bank of Montreal shall hold shares of the applicable Acquiring Fund, immediately following the closing of a Reorganization, of less than (i) 3% with respect to each of Columbia Total Return Bond Fund and Columbia Strategic Income Fund, (ii) 4% with respect to Columbia Mid Cap Growth Fund, and (iii) 19% with respect to each of Columbia Emerging Markets Fund, Columbia Corporate Income Fund and Columbia Intermediate Municipal Bond Fund. If the ownership of Bank of Montreal or any person controlling, controlled by or under common control with Bank of Montreal would exceed the threshold set forth above with respect to any Target Fund as of [                 ], 2021 and this closing condition is not otherwise waived, such Target Fund will not be reorganized into the corresponding Acquiring Fund, independent of the shareholder vote obtained with respect to the proposed Reorganization. Instead, the BMO Funds Board would consider alternatives to the proposed Reorganization with respect to such Target Fund.

Termination of the Agreement. The Agreement and the transactions contemplated by it may be terminated with respect to any Reorganization by mutual agreement of the Target Company and the Acquiring Trust at any time prior to the closing thereof, or by either the Target Company or the Acquiring Trust in the event of a material breach of the Agreement by the other party or a failure of any condition precedent to the terminating party’s obligations under the Agreement. In the event of a termination of a Reorganization, costs associated with that Reorganization will be borne by BMO AM and Columbia as agreed to between the parties.

U.S. Federal Income Tax Status of the Reorganizations. Each Reorganization is intended to qualify for U.S. federal income tax purposes as a tax-free reorganization under Section 368(a) of the Internal Revenue Code of 1986, as amended (the “Code”). As a condition to the closing of each Reorganization, the Target Fund and the Acquiring Fund will receive an opinion from Vedder Price P.C. substantially to the effect that, on the basis of existing provisions of the Code, U.S. Treasury regulations issued thereunder, current administrative rules, pronouncements and court decisions, and certain representations, qualifications and assumptions with the respect to the Reorganization, for U.S. federal income tax purposes:

•

The transfer by the Target Fund of all its assets to the Acquiring Fund solely in exchange for Acquisition Shares and the assumption by the Acquiring Fund of all of the Target Fund’s Obligations, immediately followed by the pro rata, by class, distribution of all the Acquisition Shares so received by the Target Fund to the Target Fund’s shareholders of record in complete liquidation of the Target Fund and the dissolution and termination of the Target Fund as soon as practicable thereafter, will constitute a “reorganization” within the meaning of Section 368(a)(1) of the Code, and the Target Fund and the Acquiring Fund will each be “a party to a reorganization” within the meaning of Section 368(b) of the Code, with respect to the Reorganization.

•

No gain or loss will be recognized by the Acquiring Fund upon the receipt of all the assets of the Target Fund solely in exchange for Acquisition Shares and the assumption by the Acquiring Fund of all of the Target Fund’s Obligations.

•

No gain or loss will be recognized by the Target Fund upon the transfer of all its assets to the Acquiring Fund solely in exchange for Acquisition Shares and the assumption by the Acquiring Fund of all of the Target Fund’s Obligations or upon the distribution (whether actual or constructive) of the Acquisition Shares so received to the Target Fund’s shareholders solely in exchange for such shareholders’ shares of the Target Fund in complete liquidation of the Target Fund.

•	No gain or loss will be recognized by the Target Fund’s shareholders upon the exchange, pursuant to the Agreement, of all their shares of the Target Fund solely for Acquisition Shares.

•

The aggregate basis of the Acquisition Shares received by each Target Fund shareholder pursuant to the Agreement will be the same as the aggregate basis of the Target Fund shares exchanged therefor by such shareholder.

•

The holding period of the Acquisition Shares received by each Target Fund shareholder in the Reorganization will include the period during which the shares of the Target Fund exchanged therefor were held by such shareholder, provided such Target Fund shares were held as capital assets at the effective time of the Reorganization.

•

The basis of the assets of the Target Fund received by the Acquiring Fund will be the same as the basis of such assets in the hands of the Target Fund immediately before the effective time of the Reorganization.

•	The holding period of the assets of the Target Fund received by the Acquiring Fund will include the period during which such assets were held by the Target Fund.

•

The Acquiring Fund will succeed to and take into account the items of the Target Fund described in Section 381(c) of the Code, subject to the conditions and limitations specified in Sections 381, 382, 383 and 384 of the Code and the Treasury regulations thereunder.

No opinion will be expressed as to (a) the effect of a Reorganization on a Target Fund, an Acquiring Fund or any Target Fund shareholder with respect to any asset (including without limitation any stock held in a passive foreign investment company as defined in Section 1297(a) of the Code) as to which any gain or loss is required to be recognized under federal income tax principles (i) at the end of a taxable year or on the termination thereof, or (ii) upon the transfer of such asset regardless of whether such transfer would otherwise be a non-taxable transaction under the Code, or (b) any other U.S. federal tax issues (except those set forth above) and any state, local or foreign tax issues of any kind.

No private letter ruling will be sought from the Internal Revenue Service (the “IRS”) with respect to the U.S. federal income tax consequences of a Reorganization. Opinions of counsel are not binding upon the IRS or the courts, are not guarantees of the tax results, and do not preclude the IRS from adopting or taking a contrary position, which may be sustained by a court. If a Reorganization were consummated but the IRS or the courts determine that the Reorganization did not qualify as a tax-free reorganization under the Code, the applicable Target Fund would recognize gain or loss on the transfer of its assets to an Acquiring Fund and each shareholder of the applicable Target Fund would recognize a taxable gain or loss for U.S. federal income tax purposes equal to the difference between its tax basis in its Target Fund shares and the fair market value of the Acquisition Shares it received. Shareholders of a Target Fund should consult their tax advisers regarding the effect, if any, of the Reorganization in light of their individual circumstances.

A portion of the portfolio assets of each Target Fund is expected to be sold by the Target Fund prior to its Reorganization. The actual tax effect of any such sales depends on the difference between the price at which such portfolio assets are sold and the tax basis in such assets and the holding period of such assets. Any capital gains recognized in these sales on a net basis, after reduction by any available capital loss carryforwards, will be distributed to shareholders as capital gain dividends (to the extent of net long-term capital gains over net short-term capital losses) and/or ordinary dividends (to the extent of net short-term capital gains over net long-term capital losses) during or with respect to the year of sale, and such distributions will be taxable to shareholders. Each Reorganization will end the tax year of the applicable Target Fund, and potentially will accelerate any distributions to shareholders from the Target Fund for its tax year ending on the date of the Reorganization. Those tax year-end distributions may be taxable and will include any undistributed income and capital gains resulting from portfolio turnover prior to the Reorganization.

More generally, prior to the closing of each Reorganization, each Target Fund will declare and pay a distribution to its shareholders, which, together with all previous distributions, will have the effect of distributing to its shareholders all of its investment company taxable income (computed without regard to the deduction for dividends paid), net tax-exempt income, if any, and realized net capital gains (after reduction for available capital loss carryforwards and excluding certain capital gains on which the Target Fund paid U.S. federal income tax), if any, through the closing date of the Reorganization, and may include undistributed income or gains from prior years. Even if reinvested in additional shares of the Target Fund, which would be exchanged for shares of the corresponding Acquiring Fund in the Reorganization, such distributions may be taxable to shareholders for U.S. federal income tax purposes, and such distributions by the Target Fund will include any undistributed net income and net capital gains resulting from portfolio turnover prior to the Reorganization.

A Fund’s ability to carry forward capital losses and to use them to offset future gains may be limited as a result of its Reorganization. First, a Target Fund’s “pre-acquisition losses” (including capital loss carryforwards, net current-year capital losses, and unrealized losses that exceed certain thresholds) may become unavailable to offset gains of the Acquiring Fund after the Reorganization to the extent such pre-acquisition losses exceed an annual limitation amount. Second, one Fund’s pre-acquisition losses cannot be used to offset gains in another Fund that are unrealized (“built in”) at the time of the Reorganization and that exceed certain thresholds (“non-de minimis built-in gains”) for five tax years. Third, a Target Fund’s capital loss carryforwards, as limited under the previous two rules, are permitted to offset only that portion of the capital gains of the Acquiring Fund for the taxable year of the Reorganization that is equal to the portion of the Acquiring Fund’s taxable year that follows the date of the Reorganization (prorated according to number of days). Therefore, in certain circumstances, shareholders of a Fund may pay U.S. federal income tax sooner, or pay more U.S. federal income tax, than they would have had the Reorganization not occurred.

In addition, shareholders of a Target Fund will in each case receive a proportionate share of any taxable income and gains realized by the corresponding Acquiring Fund and not distributed to its shareholders prior to the Reorganization when such income and gains are eventually distributed by the Acquiring Fund. Furthermore, any gain an Acquiring Fund realizes after its Reorganization, including any built-in gain in the portfolio investments of the corresponding Target Fund or the Acquiring Fund that was unrealized at the time of the Reorganization, may result in taxable distributions to shareholders holding shares of the Acquiring Fund (including former shareholders of a Target Fund who hold shares of the corresponding Acquiring Fund following a Reorganization). As a result, shareholders of a Target Fund may receive a greater amount of taxable distributions than they would have had its Reorganization not occurred. In addition, any pre-acquisition losses of a Target Fund remaining after the operation of the limitation rules described above will become available to offset capital gains realized by the corresponding Acquiring Fund after the Reorganization and thus may reduce subsequent capital gain distributions to a broader group of shareholders than would have been the case absent such Reorganization, such that the benefit of those losses to Target Fund shareholders may be further reduced relative to what the benefit would have been had the Reorganization not occurred.

The realized and unrealized gains and losses of each Fund at the time of the Reorganizations will determine the extent to which the combining Funds’ respective losses will be available to reduce gains realized by an Acquiring Fund following the Reorganization, and consequently the extent to which an Acquiring Fund may be required to distribute gains to its shareholders earlier or in greater amounts than would have been the case absent the

Reorganization. The effect of the rules described above will depend on the relative sizes of, and the losses and gains (both realized and unrealized) in, each Fund at the time of the Reorganization and thus cannot be calculated precisely prior to the Reorganization.

As April 30, 2021, the Target Funds and the Acquiring Funds had the following net unrealized gain:

Fund	Net Unrealized Gain
BMO LGM Emerging Markets Equity Fund	$80,634,291
BMO Mid-Cap Growth Fund	$7,388,807
BMO Core Plus Bond Fund	$39,876,881
BMO Corporate Income Fund	$21,314,469
BMO Intermediate Tax-Free Fund	$132,324,662
BMO Strategic Income Fund	$3,171,345
Columbia Emerging Markets Fund	$1,010,801,162
Columbia Mid Cap Growth Fund	$625,084,088
Columbia Total Return Bond Fund	$50,709,807
Columbia Corporate Income Fund	$23,808,625
Columbia Intermediate Municipal Bond Fund	$88,627,829
Columbia Strategic Income Fund	$192,494,604

As April 30, 2021, the Funds had capital loss carryforwards as follows:

Fund	Total Capital Loss Carryforwards
BMO LGM Emerging Markets Equity Fund	$11,800,022
BMO Mid-Cap Growth Fund	—
BMO Core Plus Bond Fund	—
BMO Corporate Income Fund	—
BMO Intermediate Tax-Free Fund	$31,284,204
BMO Strategic Income Fund	$1,844,906
Columbia Emerging Markets Fund	—
Columbia Mid Cap Growth Fund	—
Columbia Total Return Bond Fund	—
Columbia Corporate Income Fund	—
Columbia Intermediate Municipal Bond Fund	—
Columbia Strategic Income Fund	—

Capitalization. The following tables show the capitalization of each Target Fund and each corresponding Acquiring Fund as of the dates indicated and on a pro forma basis, assuming the proposed Reorganizations had taken place as of the dates indicated.

Proposal 1: Reorganization of BMO LGM Emerging Markets Equity Fund into Columbia Emerging Markets Fund as of February 28, 2021

Fund	Net Assets(2), (3)	Net Asset Value Per Share	Shares Outstanding
BMO LGM Emerging Markets Equity Fund (Current)
Class A	$4,820,126	$17.42	276,719
Class I (1)	$340,485,906	$17.34	19,631,521

Total	$345,306,032		19,908,240

Columbia Emerging Markets Fund (Current)
Class A	$354,280,630	$19.47	18,198,644
Class Adv	$74,770,547	$19.86	3,765,225
Class C	$20,780,394	$18.12	1,146,956

Fund	Net Assets(2), (3)	Net Asset Value Per Share	Shares Outstanding
Class Inst	$433,859,485	$19.71	22,013,255
Class Inst2	$336,255,488	$19.84	16,946,289
Class Inst3	$841,083,685	$19.93	42,205,517
Class R	$6,940,645	$19.15	362,489

Total	$2,067,970,874		104,638,375

Columbia Emerging Markets Fund (Pro Forma Combined) (2)
Class A	$359,100,756	$19.47	18,446,211
Class Adv (3)	$415,256,453	$19.86	20,909,530
Class C	$20,780,394	$18.12	1,146,956
Class Inst	$433,859,485	$19.71	22,013,255
Class Inst2	$336,255,488	$19.84	16,946,289
Class Inst3	$841,083,685	$19.93	42,205,517
Class R	$6,940,645	$19.15	362,489

Total	$2,413,276,906		122,030,247

(1)

Class I shares of BMO LGM Emerging Markets Equity Fund are exchanged for Class Adv shares of Columbia Emerging Markets Fund based on the net asset value per share of Columbia Emerging Markets Fund’s Class Adv shares at the time of the Reorganization.

(2)

Assumes the Reorganization was consummated on February 28, 2021 and is for information purposes only. No assurance can be given as to how many shares of the Columbia Emerging Markets Fund will be received by the shareholders of the BMO LGM Emerging Markets Equity Fund on the date the Reorganization takes place, and the foregoing should not be relied upon to reflect the number of shares of the Columbia Emerging Markets Fund that actually will be received on or after such date.

(3)	Includes net assets and shares from Class I. Class I will merge into Class Adv on the date of the Reorganization.

Proposal 2: Reorganization of BMO Mid-Cap Growth Fund into Columbia Mid Cap Growth Fund as of February 28, 2021

Fund	Net Assets	Net Asset Value Per Share	Shares Outstanding
BMO Mid-Cap Growth Fund (Current)
Class A	$16,727,059	$10.05	1,664,447
Class I (1)	$5,831,329	$11.35	513,980
Class R6 (2)	$31,533	$11.46	2,751

Total	$22,589,921		2,181,178

Columbia Mid Cap Growth Fund (Current)
Class A	$1,029,470,557	$27.88	36,920,491
Class Adv	$11,254,332	$32.51	346,153
Class C	$10,799,974	$20.24	533,620
Class Inst	$865,607,296	$31.07	27,861,083
Class Inst2	$46,664,919	$31.49	1,481,784
Class Inst3	$110,498,395	$31.53	3,504,195
Class R	$9,025,409	$25.97	347,590
Class V	$28,860,276	$27.71	1,041,585

Total	$2,083,320,882		70,994,916

Columbia Mid Cap Growth Fund (Pro Forma) (3)
Class A	$1,046,197,616	$27.88	37,520,457
Class Adv (4)	$17,085,661	$32.51	525,523
Class C	$10,799,974	$20.24	533,620
Class Inst	$865,607,296	$31.07	27,861,083
Class Inst2	$46,664,919	$31.49	1,481,784

Fund	Net Assets	Net Asset Value Per Share	Shares Outstanding
Class Inst3 (5)	$110,529,928	$31.53	3,505,195
Class R	$9,025,409	$25.97	347,590
Class V	$28,860,276	$27.71	1,041,585

Total	$2,105,910,803		71,775,252

(1)

Class I shares of BMO Mid-Cap Growth Fund are exchanged for Class Adv shares of Columbia Mid Cap Growth Fund based on the net asset value per share of Columbia Mid Cap Growth Fund’s Class Adv shares at the time of the Reorganization.

(2)

Class R6 shares of BMO Mid-Cap Growth Fund are exchanged for Class Inst3 shares of Columbia Mid Cap Growth Fund based on the net asset value per share of Columbia Mid Cap Growth Fund’s Class Inst3 shares at the time of the Reorganization.

(3)

Assumes the Reorganization was consummated on February 28, 2021 and is for information purposes only. No assurance can be given as to how many shares of the Columbia Mid Cap Growth Fund will be received by the shareholders of the BMO Mid-Cap Growth Fund on the date the Reorganization takes place, and the foregoing should not be relied upon to reflect the number of shares of the Columbia Mid Cap Growth Fund that actually will be received on or after such date.

(4)	Includes net assets and shares from Class I. Class I will merge into Class Adv on the date of the Reorganization.
(5)	Includes net assets and shares from Class R6. Class R6 will merge into Class Inst3 on the date of the Reorganization.

Proposal 3: Reorganization of BMO Core Plus Bond Fund into Columbia Total Return Bond Fund as of April 30, 2021

Fund	Net Assets	Net Asset Value Per Share	Shares Outstanding
BMO Core Plus Bond Fund (Current)
Class A	$5,577,321	$12.18	457,890
Class I (1)	$1,171,963,008	$12.18	96,236,509
Class Y (2)	$39,839,959	$12.18	3,270,489

Total	$1,217,380,288		99,964,888

Columbia Total Return Bond Fund (Current)
Class A	$786,976,436	$37.76	20,841,582
Class Adv	$159,565,191	$37.71	4,230,864
Class C	$20,492,173	$37.77	542,581
Class Inst	$1,062,540,341	$37.78	28,121,695
Class Inst2	$155,945,065	$37.71	4,135,454
Class Inst3	$354,336,113	$37.79	9,376,901
Class R	$4,751,684	$37.78	125,787

Total	$2,544,607,003		67,374,864

Columbia Total Return Bond Fund (Pro Forma) (3)
Class A (4)	$832,393,716	$37.76	22,044,370
Class Adv (5)	$1,331,528,199	$37.71	35,309,172
Class C	$20,492,173	$37.77	542,581
Class Inst	$1,062,540,341	$37.78	28,121,695
Class Inst2	$155,945,065	$37.71	4,135,454
Class Inst3	$354,336,113	$37.79	9,376,901
Class R	$4,751,684	$37.78	125,787

Total	$3,761,987,291		99,655,960

(1)

Class I shares of BMO Core Plus Bond Fund are exchanged for Class Adv shares of Columbia Total Return Bond Fund based on the net asset value per share of Columbia Total Return Bond Fund’s Class Adv shares at the time of the Reorganization.

(2)

Class Y shares of BMO Core Plus Bond Fund are exchanged for Class A shares of Columbia Total Return Bond Fund based on the net asset value per share of Columbia Total Return Bond Fund’s Class A shares at the time of the Reorganization.

(3)

Assumes the Reorganization was consummated on April 30, 2021 and is for information purposes only. No assurance can be given as to how many shares of the Columbia Total Return Bond Fund will be received by the shareholders of the BMO Core Plus Bond Fund on the date the Reorganization takes place, and the foregoing should not be relied upon to reflect the number of shares of the Columbia Total Return Bond Fund that actually will be received on or after such date.

(4)	Includes net assets and shares from Class Y. Class Y will merge into Class A on the date of the Reorganization.
(5)	Includes net assets and shares from Class I. Class I will merge into Class Adv on the date of the Reorganization.

Proposal 4: Reorganization of BMO Corporate Income Fund into Columbia Corporate Income Fund as of April 30, 2021

Fund	Net Assets	Net Asset Value Per Share	Shares Outstanding
BMO Corporate Income Fund (Current)
Class A	$3,655,443	$13.97	261,605
Class I (1)	$363,651,055	$13.96	26,049,520
Class Y (2)	$82,898,044	$13.97	5,932,141

Total	$450,204,542		32,243,266

Columbia Corporate Income Fund (Current)
Class A	$88,536,506	$10.77	8,216,911
Class Adv	$10,624,479	$10.76	987,605
Class C	$4,449,552	$10.77	413,080
Class Inst	$431,330,655	$10.77	40,035,249
Class Inst2	$49,251,282	$10.76	4,577,500
Class Inst3	$875,523,586	$10.77	81,299,379

Total	$1,459,716,060		135,529,724

Columbia Corporate Income Fund (Pro Forma) (3)
Class A (4)	$175,089,993	$10.77	16,253,446
Class Adv (5)	$374,275,534	$10.76	34,784,171
Class C	$4,449,552	$10.77	413,080
Class Inst	$431,330,655	$10.77	40,035,249
Class Inst2	$49,251,282	$10.76	4,577,500
Class Inst3	$875,523,586	$10.77	81,299,379

Total	$1,909,920,602		177,362,825

(1)

Class I shares of BMO Corporate Income Fund are exchanged for Class Adv shares of Columbia Corporate Income Fund based on the net asset value per share of Columbia Corporate Income Fund’’ Class Adv shares at the time of the Reorganization.

(2)

Class Y shares of BMO Corporate Income Fund are exchanged for Class A shares of Columbia Corporate Income Fund based on the net asset value per share of Columbia Corporate Income Fund’s Class A shares at the time of the Reorganization.

(3)

Assumes the Reorganization was consummated on April 30, 2021 and is for information purposes only. No assurance can be given as to how many shares of the Columbia Corporate Income Fund will be received by the shareholders of the BMO Corporate Income Fund on the date the Reorganization takes place, and the foregoing should not be relied upon to reflect the number of shares of the Columbia Corporate Income Fund that actually will be received on or after such date.

(4)	Includes net assets and shares from Class Y. Class Y will merge into Class A on the date of the Reorganization.
(5)	Includes net assets and shares from Class I. Class I will merge into Class Adv on the date of the Reorganization.

Proposal 5: Reorganization of BMO Intermediate Tax-Free Fund into Columbia Intermediate Municipal Bond Fund as of April 30, 2021

Fund	Net Assets	Net Asset Value Per Share	Shares Outstanding
BMO Intermediate Tax-Free Fund (Current)
Class A	$5,838,781	$11.65	501,362
Class I (1)	$1,504,743,104	$11.64	129,327,154
Class Y (2)	$436,728,737	$11.65	37,493,987

Total	$1,947,310,622		167,322,503

Columbia Intermediate Municipal Bond Fund (Current)
Class A	$169,568,862	$10.58	16,030,252
Class Adv	$6,376,995	$10.57	603,199

Fund	Net Assets	Net Asset Value Per Share	Shares Outstanding
Class C	$17,284,376	$10.58	1,633,811
Class Inst	$870,504,745	$10.58	82,255,898
Class Inst2	$28,696,187	$10.56	2,716,389
Class Inst3	$2,869,529	$10.59	270,890
Class R	$10,518,171	$10.58	994,355

Total	$1,105,818,865		104,504,794

Columbia Intermediate Municipal Bond Fund (Pro Forma) (3)
Class A (4)	$612,136,380	$10.58	57,860,830
Class Adv (5)	$1,511,120,099	$10.57	142,963,001
Class C	$17,284,376	$10.58	1,633,811
Class Inst	$870,504,745	$10.58	82,255,898
Class Inst2	$28,696,187	$10.56	2,716,389
Class Inst3	$2,869,529	$10.59	270,890
Class R	$10,518,171	$10.58	994,355

Total	$3,053,129,487		288,695,174

(1)

Class I shares of BMO Intermediate Tax-Free Fund are exchanged for Class Adv shares of Columbia Intermediate Municipal Bond Fund based on the net asset value per share of Columbia Intermediate Municipal Bond Fund’s Class Adv shares at the time of the Reorganization.

(2)

Class Y shares of BMO Intermediate Tax-Free Fund are exchanged for Class A shares of Columbia Intermediate Municipal Bond Fund based on the net asset value per share of Columbia Intermediate Municipal Bond Fund’s Class A shares at the time of the Reorganization.

(3)

Assumes the Reorganization was consummated on April 30, 2021 and is for information purposes only. No assurance can be given as to how many shares of the Columbia Intermediate Municipal Bond Fund will be received by the shareholders of the BMO Intermediate Tax-Free Fund on the date the Reorganization takes place, and the foregoing should not be relied upon to reflect the number of shares of the Columbia Intermediate Municipal Bond Fund that actually will be received on or after such date.

(4)	Includes net assets and shares from Class Y. Class Y will merge into Class A on the date of the Reorganization.
(5)	Includes net assets and shares from Class I. Class I will merge into Class Adv on the date of the Reorganization.

Proposal 6: Reorganization of BMO Strategic Income Fund into Columbia Strategic Income Fund as of February 28, 2021

Fund	Net Assets	Net Asset Value Per Share	Shares Outstanding
BMO Strategic Income Fund (Current)
Class A	$14,570,290	$9.68	1,505,606
Class I (1)	$21,902,124	$9.67	2,264,272
Class Y (2)	$55,163,375	$9.68	5,699,703

Total	$91,635,789		9,469,581

Columbia Strategic Income Fund (Current)
Class A	$1,162,075,268	$25.24	46,044,355
Class Adv	$246,108,780	$24.75	9,943,964
Class C	$284,655,853	$25.24	11,279,640
Class Inst	$3,435,742,981	$24.78	138,650,877
Class Inst2	$372,404,424	$24.80	15,017,814
Class Inst3	$349,917,139	$24.70	14,164,956
Class R	$11,146,125	$25.42	438,468

Total	$5,862,050,570		235,540,074

Columbia Strategic Income Fund (Pro Forma) (3)
Class A (4)	$1,231,808,933	$25.24	48,807,178
Class Adv (5)	$268,010,904	$24.75	10,828,898
Class C	$284,655,853	$25.24	11,279,640

Fund	Net Assets	Net Asset Value Per Share	Shares Outstanding
Class Inst	$3,435,742,981	$24.78	138,650,877
Class Inst2	$372,404,424	$24.80	15,017,814
Class Inst3	$349,917,139	$24.70	14,164,956
Class R	$11,146,125	$25.42	438,468

Total	$5,953,686,359		239,187,831

(1)

Class I shares of BMO Strategic Income Fund are exchanged for Class Adv shares of Columbia Strategic Income Fund based on the net asset value per share of Columbia Strategic Income Fund’s Class Adv shares at the time of the Reorganization.

(2)

Class Y shares of BMO Strategic Income Fund are exchanged for Class A shares of Columbia Strategic Income Fund based on the net asset value per share of Columbia Strategic Income Fund’s Class A shares at the time of the Reorganization.

(3)

Assumes the Reorganization was consummated on February 28, 2021 and is for information purposes only. No assurance can be given as to how many shares of the Columbia Strategic Income Fund will be received by the shareholders of the BMO Strategic Income Fund on the date the Reorganization takes place, and the foregoing should not be relied upon to reflect the number of shares of the Columbia Strategic Income Fund that actually will be received on or after such date.

(4)	Includes net assets and shares from Class Y. Class Y will merge into Class A on the date of the Reorganization.
(5)	Includes net assets and shares from Class I. Class I will merge into Class Adv on the date of the Reorganization.

For Information regarding the principal shareholders for each Acquiring Fund and Target Fund, see “Exhibit A – Principal Shareholders.”

Board Considerations. The BMO Funds Board considered and discussed the Reorganizations with representatives of BMO AM and Columbia at meetings held on May 11-12, June 2, July 14 (the “July Meeting”), and August 9-11, 2021 (the “August Meeting” and, collectively, the “BMO Funds Board Meetings”), and approved the Reorganizations at the August Meeting, subject to the approval of each Target Fund’s shareholders.

At the August Meeting, BMO AM recommended that the BMO Funds Board approve the Reorganizations. The BMO Funds Board considered that BMO AM proposed the Reorganizations following a decision to exit the mutual fund advisory business in the United States, subsequent to which BMO AM considered options for each Target Fund and ultimately proposed transitioning investment advisory responsibilities for the Target Funds to Columbia to ensure, among other things, that shareholders of the Target Funds have continued access to a large and stable mutual fund platform. The BMO Funds Board also considered that BMO AM believes, in the absence of the Reorganizations, an alternative would be to seek approval of the BMO Funds Board for the liquidation of the Target Funds. BMO AM added that, if a Target Fund were to liquidate, it is expected that such liquidation would result in the recognition of gain or loss by the Target Fund and their shareholders. In contrast, each Reorganization is expected to qualify as a tax-free reorganization for U.S. federal income tax purposes.

In considering and approving the Reorganizations, the BMO Funds Board reviewed the proposed Reorganizations from the point of view of the interests of the Target Funds and their respective shareholders and discussed the future of the Target Funds and the potential advantages of reorganizing the Target Funds into the Acquiring Funds. Among other things, the BMO Funds Board reviewed the overall proposals for the Reorganizations, the principal terms and conditions of the Agreements, including that each Reorganization is expected to qualify as a tax-free reorganization for U.S. federal income tax purposes, the recommendation from BMO AM, and certain other materials and information provided prior to and during the BMO Funds Board Meetings, including in response to due diligence requests by the independent Directors of the BMO Funds Board. In considering the proposed Reorganizations, the BMO Funds Board considered the following significant factors, among others and in no order of priority:

•	each Reorganization was recommended by BMO AM as the investment advisor to the Target Funds;

•	BMO AM’s decision to exit the mutual fund advisory business in the United States;

•

Columbia’s experience and expertise in providing investment advisory services to the Acquiring Funds, including the capabilities of Columbia’s portfolio management teams and other investment personnel (which are expected to include certain BMO AM investment personnel after the Reorganizations);

•

the performance history of each Acquiring Fund relative to its benchmark(s) and peer group(s), including for various periods ended March 31, 2021 and June 30, 2021, as well as compared to the relevant performance history of its corresponding Target Fund, in each case including Morningstar rankings;

•	the terms and conditions of the Reorganizations;

•	the proposed share class arrangements for each Acquiring Fund, including the cost structure and other features, as compared to the relevant share classes of each Target Fund;

•	the similarities of the investment objectives, policies and strategies of each Acquiring Fund to its corresponding Target Fund;

•	various investment portfolio information and attributes for each Acquiring Fund as compared to its corresponding Target Fund;

•	the similarities of the benchmarks and Morningstar and Lipper categories of each Acquiring Fund as compared to its corresponding Target Fund;

•	the management and administrative fees of each Target Fund as compared to the management fees of its corresponding Acquiring Fund;

•

the total annual fund operating expenses and total net annual fund operating expenses (after waivers and/or reimbursements) of each Acquiring Fund as compared to such expenses of its corresponding Target Fund, as well as such expenses projected for each corresponding Acquiring Fund on a pro forma basis after giving effect to the proposed Reorganization for that Acquiring Fund;

•	Columbia’s approach to Acquiring Fund expense limitation arrangements to generally cap annual net operating expenses of each Fund at or below the third quintile of a competitive expense universe;

•

Columbia’s contractual agreement to waive fees and/or to reimburse expenses (excluding certain costs and expenses) to cap the annual net operating expenses of each Acquiring Fund until at least December 31, 2023;

•	the service provider arrangements for the Acquiring Funds, including the expense structure, as well as the distribution capabilities of Columbia and its affiliates;

•	the anticipated corporate governance of the Acquiring Funds, including the qualifications and experience of the Columbia Funds Board;

•	the anticipated repositioning of Target Fund portfolio assets, considering that BMO AM will bear brokerage commissions and transaction fees in connection with such repositioning;

•	the relative size of each Acquiring Fund as compared to its corresponding Target Fund;

•	BMO AM’s belief that, in the absence of the Reorganizations, it would likely recommend that the BMO Funds Board approve the liquidation of the Target Funds;

•	Reorganization costs will be allocated among BMO AM, Columbia and their affiliates and the Target Funds will not bear the cost of the Reorganizations;

•

each Reorganization is expected to constitute a “reorganization” within the meaning of Section 368(a) of the Code and the Target Funds are generally not expected to recognize gain or loss for U.S. federal income tax purposes in the Reorganizations;

•

the tax consequences of the Reorganizations (including the repositioning of Target Fund portfolio assets prior to its Reorganization as applicable), including an analysis provided to the BMO Funds Board of certain estimated tax costs that Target Fund shareholders who do not hold their shares in retirement or other tax-advantaged accounts might experience, the potential limitation(s) on the use of capital loss carryforwards and estimated differences in unrealized gains or losses, as applicable, and estimated differences in taxable distributions as a result of the Reorganizations; and

•

Target Fund shareholders will be issued shares of the corresponding Acquiring Fund that are equal in aggregate net asset value to the shares of the Target Fund that those shareholders held immediately prior to the effective time of the Reorganization.

The BMO Funds Board also noted BMO AM’s explanation that it considered recommending to the Board possible alternatives to the Reorganizations and weighed the benefits of such alternatives, including the liquidation of one or more Target Funds and the viability of maintaining a Target Fund in its current state of operations if a Reorganization were not approved by such Fund’s shareholders. In considering the alternative of liquidating the Target Funds and the potential tax consequences to shareholders, the BMO Funds Board noted that: (1) shareholders not wishing to become shareholders of the Acquiring Funds following the Reorganizations could redeem their shares of the Target Fund(s) without penalty (however, redeeming shareholders will recognize a taxable gain or loss for U.S. federal income tax purposes based on the difference between the shareholder’s tax basis in the shares and the amount the shareholder receives for them); and (2) the Reorganizations would allow shareholders of a Target Fund who wished to retain their investment after the Reorganization to do so in a registered mutual fund with similar investment objectives and strategies. With regard to maintaining the Target Funds in their current state of operations if a Reorganization was not approved, the BMO Funds Board determined that was not a viable option given BMO AM’s decision to exit the mutual fund advisory business in the United States.

After consideration of these and other factors it deemed appropriate, the BMO Funds Board determined that the Reorganization of each Target Fund as proposed by BMO AM is in the best interests of the Target Fund and its respective shareholders and that the interests of the existing shareholders of the Target Funds will not be diluted as a result of the Reorganizations. The BMO Funds Board, including those BMO Funds Board members who are not “interested persons” of the Target Company, as defined in the 1940 Act, unanimously approved the Reorganization of each Target Fund, subject to approval of each Target Fund’s shareholders.

THE BMO FUNDS BOARD UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE FOR EACH REORGANIZATION PROPOSAL.

SECTION B — PROPOSALS 7-8: ADVISORY AGREEMENT PROPOSALS

PROPOSAL 7: APPROVE AN ADVISORY AGREEMENT FOR BMO MID-CAP GROWTH FUND

Certain investment personnel of BMO AM, including investment personnel currently managing BMO Mid-Cap Growth Fund, are expected to become employees of Columbia and may do so prior to the closing of the Reorganizations. In order to maintain continuity of portfolio management for BMO Mid-Cap Growth Fund, at the August Meeting, the BMO Funds Board including the Board Members who are not parties to any advisory agreement or subadvisory agreement entered into by BMO AM with respect to BMO Mid-Cap Growth Fund or who are not otherwise “interested persons” (as defined in the 1940 Act) of BMO Mid-Cap Growth Fund, BMO AM or any subadviser (the “Independent Board Members”), unanimously agreed to approve the termination of the existing advisory agreement between the Target Company, on behalf of BMO Mid-Cap Growth Fund, and BMO AM, and approve the appointment of Columbia as the adviser to BMO Mid-Cap Growth Fund on an interim basis pursuant to an interim advisory agreement (the “Interim Advisory Agreement”) with respect to BMO Mid-Cap Growth Fund as permitted by Rule 15a-4 under the 1940 Act. The termination of BMO AM and appointment of Columbia as adviser with respect to BMO Mid-Cap Growth Fund pursuant to the Interim Advisory Agreement will take effect for the Fund only upon the determination of the BMO Funds Board, in its discretion, that the appointment of Columbia as investment adviser to replace BMO AM is necessary to ensure the continuous portfolio management of BMO Mid-Cap Growth Fund, i.e., where the key portfolio management personnel serving such Fund have joined or will be joining Columbia prior to the closing of the Reorganization. The Interim Advisory Agreement will take effect only if this Proposal has not been approved and the Reorganization of the Fund has not been consummated prior to the transition of investment personnel to Columbia. The Interim Advisory Agreement will continue until the earliest of (1) 150 days after the effective date of the Interim Advisory Agreement, (2) the approval of this Proposal, (3) the closing of the BMO Mid-Cap Growth Fund’s Reorganization, or (4) the termination of the Interim Advisory Agreement by the BMO Funds Board or the vote of a majority of the outstanding voting securities of the Fund.

At the August Meeting, the Board, including the Independent Board Members, also unanimously approved the appointment of Columbia as the adviser to BMO Mid-Cap Growth Fund pursuant to a new advisory agreement between the Target Company, with respect to BMO Mid-Cap Growth Fund, and Columbia (the “Proposed Investment Advisory Agreement”) and unanimously recommended approval of the Proposed Investment Advisory Agreement by the shareholders of BMO Mid-Cap Growth Fund. The Independent Board Members determined that the Proposed Investment Advisory Agreement would allow for continuity of management of BMO Mid-Cap Growth Fund during the period from shareholder approval of the Reorganization until the closing of the Reorganization or in the event the Reorganization is not approved by shareholders prior to the termination of the Interim Advisory Agreement.

The Proposed Investment Advisory Agreement

Shareholders of BMO Mid-Cap Growth Fund are being asked to approve the Proposed Investment Advisory Agreement which would take effect only if deemed necessary by the BMO Funds Board to ensure the continuous portfolio management of BMO Mid-Cap Growth Fund prior to the close of the Reorganization. As further described below under “Board Considerations Regarding Approval of the Proposed Investment Advisory Agreement,” the Board concluded that the terms of the Proposed Investment Advisory Agreement are fair and reasonable and that Columbia’s fees are reasonable in light of the services to be provided to BMO Mid-Cap Growth Fund.

If shareholders of BMO Mid-Cap Growth Fund do not approve the Proposed Investment Advisory Agreement, Columbia could serve as adviser to BMO Mid-Cap Growth Fund for up to 150 days following the effective date of the Interim Advisory Agreement. The fees paid under such Interim Advisory Agreements will be the same as the fees paid under BMO Mid-Cap Growth Fund’s Advisory Agreement with BMO AM (the “Current Investment Advisory Agreement”). The fees paid under the Interim Advisory Agreement will be held in escrow and will be paid to Columbia only if shareholders approve this Proposal. If shareholders of BMO Mid-Cap Growth Fund do not approve this Proposal, Columbia will be entitled to receive the lesser of its costs incurred in performing the services under BMO Mid-Cap Growth Fund’s Interim Advisory Agreement (plus interest) and the total fees held in escrow pursuant to the Interim Advisory Agreement.

The Current Investment Advisory Agreement was last approved for continuance by the BMO Funds Board, including a majority of the Independent Board Members, at the August Meeting. BMO Mid-Cap Growth Fund’s Current Investment Advisory Agreement was last approved by shareholders on October 6, 2011.

Information about the fee rates payable under BMO Mid-Cap Growth Fund’s Current Advisory Agreement and Proposed Investment Advisory Agreement is provided in Exhibit H. Amounts paid by BMO Mid-Cap Growth Fund to BMO AM, or to an affiliate of BMO AM, during its last fiscal year are set forth in Exhibit I.

Description of the Proposed and Current Investment Advisory Agreements

The scope of services to be provided by Columbia under each Proposed Investment Advisory Agreement is substantially the same as that provided by BMO under each Current Investment Advisory Agreement. In this regard, the overall terms of each Proposed Investment Advisory Agreement are substantially the same as those of the Current Investment Advisory Agreement, and the fee rates are identical. Each Proposed Investment Advisory Agreement, however, will have a new effective date, provide for a two-year initial term, identify Columbia as the new adviser, be governed by Massachusetts law instead of Wisconsin law and include wording and other changes as described below. The form of Proposed Investment Advisory Agreement is provided in Exhibit F to this Combined Proxy Statement/Prospectus. Shareholders are encouraged to refer to Exhibit F. As noted above, Columbia’s appointment as adviser with respect to BMO Mid-Cap Growth Fund pursuant to the Proposed Advisory Agreement will take effect only to ensure the continuous portfolio management of the Fund prior to the close of the Reorganization. The Proposed Investment Advisory Agreement and the Current Investment Advisory Agreement are sometimes referred to in this section as the “Agreements.”

Advisory Services. Notwithstanding some differences in the specific language used to describe the services provided, the advisory services to be provided by Columbia under the Proposed Investment Advisory Agreement are substantially the same as those services provided by BMO AM under the Current Investment Advisory Agreement.

In this regard, both the Proposed Investment Advisory Agreement and the Current Investment Advisory Agreement generally provide that, subject to oversight of the Board, the adviser agrees to provide a continuous investment program for BMO Mid-Cap Growth Fund, including investment research and management of the investment and reinvestment of the assets of BMO Mid-Cap Growth Fund. The adviser shall determine the securities and other investments to be purchased, retained, sold or exchanged under BMO Mid-Cap Growth Fund’s investment program, and shall implement such decisions in accordance with and subject to BMO Mid-Cap Growth Fund’s applicable investment objectives, policies and limitations.

Under each Agreement, the adviser will select, monitor and place orders with or through brokers or dealers and seek best execution of portfolio securities transactions. In addition, under each Agreement, the adviser may cause BMO Mid-Cap Growth Fund to pay a broker or a dealer a commission in excess of the amount of commission another broker or dealer would have charged if the adviser determines in good faith that the commission paid was reasonable in relation to the brokerage or research services received.

Each of the Agreements permits the use of subadvisers. Each Agreement provides that, subject to the Board’s approval and at its own expense, the adviser may select one or more subadvisers to provide day-to-day portfolio management with respect to all or a portion of the assets of BMO Mid-Cap Growth Fund and to allocate and reallocate the assets of BMO Mid-Cap Growth Fund between and among any subadvisers so selected.

Both the Proposed Investment Advisory Agreement and the Current Advisory Agreement for BMO Mid-Cap Growth Fund contemplate that the adviser will exercise voting rights, rights to consent to corporate action and any other rights pertaining to BMO Mid-Cap Growth Fund ‘s securities subject to such direction as the Board may provide.

Each of the Agreements generally requires that all information provided by BMO Mid-Cap Growth Fund to the adviser and vice versa be treated as confidential and non-disclosable to third parties except under limited circumstances. Each of the Agreements generally requires books and records to be maintained by the adviser on behalf of BMO Mid-Cap Growth Fund .

Administrative Services. BMO Mid-Cap Growth Fund has entered into a separate administrative services agreement with BMO AM to provide general administrative services to BMO Mid-Cap Growth Fund. The administrative services agreement provides that BMO AM will provide facilities, equipment, and personnel to carry out certain administrative services for operation of the business and affairs of BMO Mid-Cap Growth Fund. BMO AM’s administrative services agreement with BMO Mid-Cap Growth Fund will be unaffected by the Proposed Investment Advisory Agreement.

Fees. There is no change in the advisory fee rates between the Current and Proposed Advisory Agreements. Under the Current and Proposed Investment Advisory Agreements, the Fund pays the adviser a fee, accrued daily and paid monthly as full compensation for the adviser’s services based on a percentage of BMO Mid-Cap Growth Fund’s aggregate daily net assets. However, the fees paid under the Interim Advisory Agreement will be held in escrow and will be paid to Columbia only if shareholders approve this Proposal. If shareholders do not approve this Proposal, Columbia will be entitled to receive the lesser of its costs incurred in performing the services under the Interim Advisory Agreement and the total fees held in escrow pursuant to the Interim Advisory Agreement.

Amounts paid by BMO Mid-Cap Growth Fund to BMO AM, or to an affiliate of BMO AM, during the Fund’s last fiscal year also set forth in Exhibit H to this Combined Proxy Statement/Prospectus. The management and other fee waiver arrangements currently in place for BMO Mid-Cap Growth Fund will be continued for at least their current durations, as set forth in the Fund’s current prospectus. Voluntary waiver arrangements may be revised or discontinued at any time.

Payment of Expenses. The Current and Proposed Investment Advisory Agreements require the adviser to bear all expenses, and furnish all necessary services, facilities and personnel, in connection with its responsibilities under the Agreements. Under the Agreements, the adviser is not responsible for a Fund’s expenses and each Fund pays or causes to be paid all of BMO Mid-Cap Growth Fund’s expenses and BMO Mid-Cap Growth Fund’s allocable share of expenses, including, without limitation: the expenses of organizing a Fund and continuing its existence; fees and expenses of directors and officers of BMO Mid-Cap Growth Fund; fees for investment advisory services and administrative personnel and services; distribution fees; fees and expenses of preparing and filing the Fund’s registration statements and qualifying BMO Mid-Cap Growth Fund and shares of BMO Mid-Cap Growth Fund under federal and state laws and regulations; expenses of preparing, printing and distributing prospectuses and statements of additional information (and any amendments thereto) and shareholder reports; interest expense, taxes, fees and commissions of every kind; expenses in connection with the issue, purchase, repurchase and redemption of shares, including expenses attributable to a program of periodic issue; expenses in connection with the purchase or sale of BMO Mid-Cap Growth Fund securities and other investments; loan commitment fees; charges and expenses of custodians, transfer agents, dividend disbursing agents, shareholder servicing agents, independent pricing vendors and registrars; printing and mailing costs, auditing, accounting and legal expenses; reports to governmental officers and commissions; expenses of meetings of directors and shareholders and proxy solicitations therefor; fidelity bond and other insurance expenses; association membership dues; and such nonrecurring items as may arise, including all losses and liabilities incurred in administering BMO Mid-Cap Growth Fund. BMO Mid-Cap Growth Fund will also pay its allocable share of such extraordinary expenses as may arise, including expenses incurred in connection with litigation, proceedings, and claims and the legal obligations of BMO Mid-Cap Growth Fund to indemnify its officers, directors, employees, distributors and agents with respect thereto.

Limits of Liability. Under the Current and Proposed Investment Advisory Agreements, and subject to the federal securities laws and state law, in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of the obligations or duties under the Agreements on the part of the adviser, the adviser shall not be liable to BMO Mid-Cap Growth Fund or to any shareholder for any act or omission in the course of or connected in any way with rendering services or for any losses that may be sustained in the purchase, holding, or sale of any security or other investment of BMO Mid-Cap Growth Fund.

Governing Law. The Current Advisory Agreement states that the agreement will be construed in accordance with and governed by the internal laws of the State of Wisconsin. The Proposed Investment Advisory Agreement states that the agreement will be construed in accordance with and governed by the internal laws of the Commonwealth of Massachusetts.

Duration and Termination. The Proposed Investment Advisory Agreement provide for an initial term of two years from their effective dates and, as required by the 1940 Act, will continue from year to year, until terminated by either party, only if specifically approved by (a) a vote of the majority of the outstanding shares of BMO Mid-Cap Growth Fund or by the vote of a majority of the Board and (b) by the vote of a majority of the Board members who are not “interested persons” as set forth under the 1940 Act and who are not parties to the agreement. The Current Advisory Agreement has an identical provision, but its initial two-year terms have already passed and, accordingly, it is renewable on an annual basis at this point in time. Both the Proposed Investment Advisory Agreement and the Current Investment Advisory Agreement state that the agreement will terminate automatically in the event of its assignment as defined under the 1940 Act, unless otherwise permitted by exemptive orders granted by the SEC exempting such assignments from the provisions of the 1940 Act requiring such termination.

Under each Current and Proposed Investment Advisory Agreements, the adviser may terminate the agreement upon 60 days written notice to the other party. The Current and Proposed Investment Advisory Agreements may also be terminated by the Target Company with respect to BMO Mid-Cap Growth Fund, by vote of the Board or by vote of a majority of outstanding voting securities, upon 60 days written notice to the other parties to the agreement.

Board Considerations Regarding Approval of the Proposed Investment Advisory Agreement

At the August Meeting, the BMO Funds Board, including the Independent Board Members, considered the approval of the Proposed Investment Advisory Agreement. In considering the Proposed Investment Advisory Agreement, the BMO Funds Board met with management of BMO AM and Columbia at the various BMO Funds Board Meetings to discuss Columbia’s investment management capabilities and processes, the resources of Columbia’s global research platform across asset classes, and the operations of Columbia’s proprietary mutual fund complex. The BMO Funds Board considered that certain investment personnel of BMO AM, including investment personnel currently managing the BMO Mid-Cap Growth Fund (collectively, the “Disciplined Equity Team”), are expected to become employees of Columbia and may do so prior to the closing of the Reorganization. The BMO Funds Board considered that the Proposed Investment Advisory Agreement would allow for continuity of investment management of the BMO Mid-Cap Growth Fund during the period from shareholder approval of the Reorganization until the closing of the Reorganization or in the event the Reorganization is not approved by shareholders prior to the termination of the Interim Advisory Agreement.

With respect to the Disciplined Equity Team, the BMO Funds Board considered the information furnished and discussed throughout the year at regularly scheduled BMO Funds Board meetings, as applicable, as well as the information provided specifically in relation to the annual consideration of the approval of the continuation of the advisory agreement with BMO AM in response to requests of the Independent Board Members and their independent legal counsel, which occurred at the July and August Meetings. The BMO Funds Board approved the continuation of the investment advisory agreement between the Target Corporation and BMO AM, on behalf of the BMO Mid-Cap Growth Fund, at the August Meeting. Information furnished included, among other things, presentations given by the portfolio managers of the BMO Mid-Cap Growth Fund (including representatives of the Disciplined Equity Team) on the BMO Mid-Cap Growth Fund’s investment strategies, risks, absolute performance, and comparative performance of the Fund against its benchmark index. The BMO Funds Board also considered the information provided specifically in relation to its consideration of the approval of the Proposed Investment Advisory Agreement, including as requested by the Independent Board Members and their independent legal counsel. In addition to evaluating, among other things, the written information provided by BMO AM and Columbia, the BMO Funds Board also considered the answers to questions posed by the Board to representatives of BMO AM (including the Disciplined Equity Team) and Columbia at various meetings and took into account their accumulated experience in working with the Disciplined Equity Team on matters related to the BMO Mid-Cap Growth Fund. The Independent Directors also met separately in executive sessions with their independent legal counsel to review and consider the information provided regarding the Proposed Investment Advisory Agreement.

In considering the Proposed Investment Advisory Agreement, the BMO Funds Board and Columbia also discussed the objectives and principal investment strategies of the BMO Mid-Cap Growth Fund; the capabilities of Columbia’s investment teams and the Disciplined Equity Team, including the portfolio management team’s experience and its investment approach and process. The BMO Funds Board also discussed and considered the nature and quality of services to be provided by the investment teams, as well as the fees and expenses to be charged to the BMO Mid-Cap Growth Fund. The BMO Funds Board, including the Independent Board Members, was satisfied with the capabilities of Columbia and the investment teams to adequately provide investment management services to the BMO Mid-Cap Growth Fund, and the relative fees and expenses.

Based on their review, the Independent Board Members and the full BMO Funds Board concluded that it was in the best interests of the BMO Mid-Cap Growth Fund to approve the Proposed Investment Advisory Agreement. In reaching its decision, the BMO Funds Board considered materials relevant to its review of the Proposed Investment Advisory Agreement, including a copy of the Proposed Investment Advisory Agreement; the fees proposed to be paid to Columbia; information regarding the BMO Mid-Cap Growth Fund’s investment strategies and operations; information regarding Columbia’s financial condition (including the financial strength of the ultimate parent company of Columbia), personnel, compliance program and operations; and other information provided. The BMO Funds Board also considered Columbia’s (and its parent company’s) commitment, financial and otherwise, to the asset management business and to the BMO Mid-Cap Growth Fund. In their deliberations, the BMO Funds Board did not identify any single factor or group of factors as all-important or controlling but considered all factors together. The material factors and conclusions that formed the basis for the BMO Fund Board’s determinations are discussed below.

In evaluating the nature, extent and quality of the services to be provided by Columbia (including the Disciplined Equity Team), the BMO Funds Board reviewed information describing the financial strength, experience, resources and key personnel of Columbia, including the personnel who would provide investment management services to the BMO Mid-Cap Growth Fund. The BMO Funds Board noted Columbia and the Disciplined Equity Team’s experience in managing the strategy employed for the BMO Mid-Cap Growth Fund and Columbia’s compliance program as it relates to the investment management services to be provided to the BMO Mid-Cap Growth Fund. The BMO Funds Board considered the other services provided by Columbia under the Proposed Investment Advisory Agreement, including selecting broker-dealers for execution of portfolio transactions; monitoring adherence to the BMO Mid-Cap Growth Fund’s investment restrictions; and assisting with portfolio compliance with securities laws, regulations, policies and procedures.

Based upon this review, the BMO Funds Board concluded that the nature, quality and extent of the services to be provided to the BMO Mid-Cap Growth Fund by Columbia (including the Disciplined Equity Team) are expected to be satisfactory.

Although Columbia was a newly proposed investment adviser for the BMO Mid-Cap Growth Fund, the BMO Funds Board considered that the Proposed Investment Advisory Agreement was intended to allow for continuity of investment management of the BMO Mid-Cap Growth Fund, and the Board reviewed historical performance data for the BMO Mid-Cap Growth Fund as managed by the Disciplined Equity Team and determined that it was generally satisfied with the performance of the BMO Mid-Cap Growth Fund.

The BMO Funds Board also considered the proposed fees payable by the BMO Mid-Cap Growth Fund under the Proposed Investment Advisory Agreement, including the extent to which economies of scale are realized as the BMO Mid-Cap Growth Fund grows. The BMO Funds Board considered that there is no change in the advisory fee rates between the Current and Proposed Investment Advisory Agreement and that Columbia’s compensation would be reduced proportionately along with any advisory fee reductions as a result of any future advisory breakpoints. The BMO Funds Board concluded that, taking into account all of the information reviewed, the advisory fee to be paid to Columbia with respect to the BMO Mid-Cap Growth Fund was reasonable in light of the services to be provided by Columbia and the Disciplined Equity Team to the Fund. In addition, the Board viewed favorably that the management and other fee waiver arrangements currently in place for the BMO Mid-Cap Growth Fund will continue for at least their current durations, as set forth in the current prospectus.

The BMO Funds Board considered other benefits that may be realized by Columbia and its affiliates from their relationship with the BMO Mid-Cap Growth Fund, including the opportunity to provide investment management services to the Fund and reputational benefits.

Information Regarding Columbia

Columbia is registered as an investment adviser under the Investment Advisers Act of 1940. Columbia offers a full spectrum of investment products to domestic and international retail, business and institutional investors. As of June 30, 2021, Columbia had approximately $426 billion in assets under management and managed 170 registered funds. Columbia’s principal offices are located at 290 Congress Street, Boston, Massachusetts 02210. For further information regarding Columbia, see Exhibit D.

Affiliated Brokers

BMO Mid-Cap Growth Fund did not pay comissions to any affiliated brokers during its most recent fiscal year.

Required Vote and Recommendation

Approval of the Proposed Investment Advisory Agreement on behalf of BMO Mid-Cap Growth Fund requires the affirmative vote of a “majority of the outstanding voting securities” of BMO Mid-Cap Growth Fund, which for this purpose means the affirmative vote of the lesser of (i) more than 50% of the outstanding voting securities of BMO Mid-Cap Growth Fund or (ii) 67% or more of the outstanding voting securities of BMO Mid-Cap Growth Fund present at the Meeting if more than 50% of the outstanding voting securities of BMO Mid-Cap Growth Fund are present at the Meeting in person or represented by proxy. All shares of BMO Mid-Cap Growth Fund vote together as a single class on this Proposal.

At a meeting held on August 9-10, 2021, the BMO Funds Board approved the Proposed Investment Advisory Agreement and voted to present the Proposed Investment Advisory Agreement for shareholder approval.

THE BMO FUNDS BOARD UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE FOR THE APPROVAL OF THE PROPOSED INVESTMENT ADVISORY AGREEMENT.

PROPOSAL 8: APPROVE A SUBADVISORY AGREEMENT FOR

BMO LGM EMERGING MARKETS EQUITY FUND

LGM Investments, a wholly-owned subsidiary of Bank of Montreal, currently serves as investment sub-adviser to BMO LGM Emerging Markets Equity Fund (sometimes referred to in this section as the “Fund”) pursuant to a Subadvisory Agreement between BMO AM and LGM Investments dated [●] (the “Current Subadvisory Agreement”). Pursuant to a definitive agreement between Bank of Montreal and Ameriprise Financial (previously defined as the “EMEA Purchase Agreement”), it is expected that Ameriprise Financial will acquire LGM Investments prior to the closing of the Reorganizations. The closing of the transactions under the EMEA Purchase Agreement (collectively, the “EMEA Transaction”) will be deemed to result in the “assignment” and termination of the Current Subadvisory Agreement.

In order to provide for continuous management of the Fund following the closing of the EMEA Transaction and prior to the shareholder approval and effectiveness of the Proposed Subadvisory Agreement, at the August Meeting, the BMO Funds Board including the Independent Board Members, unanimously approved the appointment of LGM Investments as the subadviser to the Fund on an interim basis pursuant to an interim subadvisory agreement (the “Interim Subadvisory Agreement”) between BMO AM and LGM Investments with respect to the Fund as permitted by Rule 15a-4 under the 1940 Act. Depending on the timing of the closing of the transactions under the EMEA Purchase Agreement, LGM Investments may begin providing services under the Interim Subadvisory Agreement prior to the date of the Meeting. LGM Investments’ appointment as subadviser with respect to the Fund pursuant to the Interim Subadvisory Agreement will take effect upon the closing of the EMEA Transaction, causing the termination of the Current Subadvisory Agreement. The Interim Subadvisory Agreement will continue in effect until the earlier of (1) 150 days after the effective date of the Interim Subadvisory Agreement, (2) shareholder approval of this Proposal, (3) the closing of the Fund’s Reorganization, or (4) the termination of the Interim Subadvisory Agreement by the BMO Funds Board, BMO AM or the vote of a majority of the outstanding voting securities of the Fund.

At the August Meeting, the Board, including the Independent Board Members, also unanimously approved the appointment of LGM Investments as the subadviser to the Fund pursuant to a new subadvisory agreement (the “Proposed Subadvisory Agreement”) and unanimously recommended approval of the Proposed Subadvisory Agreement by the shareholders of the Fund. The Proposed Subadvisory Agreement would allow for continuity of management of the Fund during the period between shareholder approval of this Proposal and the closing of the Reorganization or in the event a Reorganization is not consummated prior to the expiration of the Interim Subadvisory Agreement.

The Proposed Subadvisory Agreement

Shareholders of the Fund are being asked to approve the Proposed Subadvisory Agreement to ensure the continuous day-to-day portfolio management of the Fund by LGM Investments. As further described below under “Board Considerations Regarding Approval of the Proposed Subadvisory Agreement,” the Board concluded that the terms of the Current and Proposed Subadvisory Agreement are substantially identical and that LGM Investments’ fees paid under such agreements are reasonable in light of the services to be provided to the Fund.

If shareholders of the Fund do not approve the Proposed Subadvisory Agreement, LGM Investments could serve as subadviser to the Fund for up to 150 days following the effective date of the Interim Subadvisory Agreement. The fees paid under such Interim Subadvisory Agreement will be the same as the fees paid under the Current Subadvisory Agreement. The fees paid under the Interim Subadvisory Agreement will be held in escrow and will only be paid to LGM Investments if shareholders approve this Proposal. If shareholders do not approve this Proposal, LGM Investments will be entitled to receive the lesser of its costs incurred in performing the services under the Interim Subadvisory Agreement and the total fees held in escrow pursuant to the Interim Subadvisory Agreement.

The Current Subadvisory Agreement was last approved for continuance by the BMO Funds Board, including a majority of the independent Trustees, at the August Meeting and was last approved by shareholders on December 23, 2011.

Information about fee rates payable under the Current Subadvisory Agreement and the Proposed Subadvisory Agreement is provided in Exhibit H. Amounts paid by BMO AM to LGM Investments, or to an affiliate of LGM Investments, during the Fund’s last fiscal year are set forth in Exhibit I.

Description of the Proposed and Current Subadvisory Agreement

The terms of the Proposed Subadvisory Agreement are substantially the same as those of the Current Subadvisory Agreement, and the fee rates are identical. The Proposed Subadvisory Agreement, however, will have a new effective date, provide for a two-year initial term and include wording and other changes as described below. The form of the Proposed Subadvisory Agreement is provided in Exhibit G to this Combined Proxy Statement/Prospectus.

Subadvisory Services. The subadvisory services to be provided by LGM Investments under the Proposed Subadvisory Agreement are substantially the same as those services provided under the Current Subadvisory Agreement. Both the Current and Proposed Subadvisory Agreements generally provide that, subject to the supervision and review of the adviser and oversight of the Board, the subadviser shall have the sole and exclusive responsibility for the making of all investment decisions for that portion of the Fund’s portfolio as designated by the adviser, including the purchase, retention and disposition of securities, in accordance with the Fund’s investment objectives, policies and restrictions.

The Current and Proposed Subadvisory Agreements provide that the subadviser will use its good faith judgment in a manner which it reasonably believes best serves the interests of the Fund’s shareholders to vote or abstain from voting all proxies solicited by or with respect to the issuers of securities in the Fund’s portfolio, in accordance with the subadviser’s proxy voting policies, which shall be provided, along with any amendments, to the Fund, or such other proxy voting policy approved by the Board.

In addition, both the Current and Proposed Subadvisory Agreements contemplate that the subadviser will take reasonable steps to assure that portfolio transactions are effected at the best price and execution available. In using reasonable efforts to obtain for a Fund the most favorable price and execution available, the subadviser, bearing in mind a Fund’s best interests at all times, shall consider all factors it deems relevant, including by way of illustration, price, the size of the transaction, the nature of the market for the security, the amount of the commission, the timing of the transaction taking into account market prices and trends, the reputation, experience and financial stability of the broker or dealer involved and the quality of service rendered by the broker or dealer in other transactions.

The Current and Proposed Subadvisory Agreements each explicitly provides that, to the extent permitted by law and consistent with best execution obligations, the subadviser may cause the Fund to pay a broker or a dealer a commission in excess of the amount of commission another broker or dealer would have charged if the Subadviser determines in good faith that the commission paid was reasonable in relation to the brokerage or research services received.

Fees. There is no change in the subadvisory fee rates. Under the Current and Proposed Subadvisory Agreements, the adviser pays the subadviser a fee, computed daily and paid monthly in arrears as compensation for the subadviser’s services based on a percentage of the gross advisory fee received by the adviser from the Fund. However, the fees paid under the Interim Subadvisory Agreement will be held in escrow and will only be paid to LGM Investments if shareholders approve this Proposal. If shareholders do not approve this Proposal, LGM Investments will be entitled to receive the lesser of its costs incurred in performing the services under the Interim Subadvisory Agreement and the total fees held in escrow pursuant to the Interim Subadvisory Agreement.

The schedules of fee rates for the Fund under its Current Subadvisory Agreement and Proposed Subadvisory Agreement are set forth in Exhibit H to this Combined Proxy Statement/Prospectus. Amounts paid by BMO AM to LGM Investments during the Fund’s last fiscal year are set forth in Exhibit I.

Limits of Liability. Under the Current and Proposed Subadvisory Agreements, in the absence of willful misfeasance, bad faith or gross negligence on the part of the subadviser, or of reckless disregard of its obligations and duties, the subadviser shall not be subject to any liability to the adviser or the Fund, to any shareholder of the Fund, or to any person, firm or organization, for any act or omission in the course of, or connected with the rendering of services by the subadviser.

Governing Law. Both the Current and Proposed Subadvisory Agreements state that the agreement will be construed in accordance with and governed by the internal laws of the State of Wisconsin.

Duration and Termination. The Proposed Subadvisory Agreement provides for an initial term of two years from its effective date and, as required by the 1940 Act, will continue from year to year, until terminated by either party, only if specifically approved by (a) a vote of the majority of the outstanding shares of the Fund or by the vote of a majority of the Board and (b) by the vote of a majority of the Board members who are not “interested persons” as set forth under the 1940 Act and who are not parties to the agreement. The Current Subadvisory Agreement has identical provisions, but its initial two-year term has already passed and, accordingly, it is renewable on an annual basis at this point in time.

Under the Current and Proposed Subadvisory Agreements, the subadviser may terminate the agreement upon 60 days written notice to the adviser. The Current and Proposed Subadvisory Agreements may also be terminated by the affirmative vote of a majority of the Board, or by the affirmative vote of a majority of the outstanding voting securities of the Fund or by the adviser, in each case upon not more than 60 nor less than 30 calendar days’ written notice to the Subadviser.

Board Considerations Regarding Approval of the Proposed Subadvisory Agreement

At the August Meeting, the BMO Funds Board, including the Independent Board Members, considered the approval of the Proposed Subadvisory Agreement. In considering the Proposed Subadvisory Agreement, the BMO Funds Board met with management of BMO AM and representatives of Ameriprise Financial at the various BMO Funds Board Meetings to discuss the EMEA Transaction and the expected impact on LGM Investments. The BMO Funds Board considered that the Proposed Subadvisory Agreement would allow for continuity of investment management of the BMO LGM Emerging Markets Equity Fund during the period from shareholder approval of the Reorganization until the closing of the Reorganization or in the event the Reorganization is not approved by shareholders prior to the termination of the Interim Advisory Agreement.

With respect to the subadvisory services provided by LGM Investments, the BMO Funds Board considered the information furnished and discussed throughout the year at regularly scheduled BMO Funds Board meetings, as applicable, as well as the information provided specifically in relation to the annual consideration of the approval of the continuation of the investment subadvisory agreement with LGM Investments in response to requests of the Independent Board Members and their independent legal counsel, which occurred at the July and August Meetings. The BMO Funds Board approved the continuation of the investment subadvisory agreement between BMO AM and LGM Investments, on behalf of the BMO LGM Emerging Markets Equity Fund, at the August Meeting. Information furnished included, among other things, presentations given by the portfolio managers of the Fund on the Fund’s investment strategies, risks, absolute performance, and comparative performance of the Fund against its benchmark indices. The BMO Funds Board also considered the information provided specifically in relation to its consideration of the approval of the Proposed Subadvisory Agreement in light of the EMEA Transaction, including as requested by the Independent Board Members and their independent legal counsel. In addition to evaluating, among other things, the written information provided by BMO AM and Ameriprise Financial, the BMO Funds Board also considered the answers to questions posed by the Board to representatives of BMO AM and Ameriprise Financial at various meetings and took into account their accumulated experience in working with LGM Investments on matters related to the BMO LGM Emerging Markets Equity Fund. The Independent Directors also met separately in executive sessions with their independent legal counsel to review and consider the information provided regarding the Proposed Subadvisory Agreement.

In considering the Proposed Subadvisory Agreement, the BMO Funds Board also discussed the capabilities of LGM Investments’ investment team, including the portfolio management team’s experience and its investment approach and process. The BMO Funds Board also discussed and considered the nature and quality of services provided by the investment team, as well as the fees and expenses to be charged under the Agreement. The BMO Funds Board, including the Independent Board Members, was satisfied with the capabilities of LGM Investments and its investment team to continue to adequately provide investment management services to the Fund, and the relative fees and expenses.

Based on their review, the Independent Board Members and the full BMO Funds Board concluded that it was in the best interests of the BMO LGM Emerging Markets Equity Fund to approve the Proposed Subadvisory Agreement. In reaching its decision, the BMO Funds Board considered materials relevant to its review of the Proposed Subadvisory Agreement, including a copy of the Proposed Subadvisory Agreement; the fees proposed to be paid to LGM Investments; information regarding the Fund’s investment strategies and operations; information regarding Ameriprise Financial’s financial condition and the personnel, compliance program and operations that are relevant to the services to be provided by LGM Investments to the Fund; and other information provided. The BMO Funds Board also considered Ameriprise Financial’s commitment, financial and otherwise, to the asset management business and to the BMO LGM Emerging Markets Equity Fund. In their deliberations, the members of the BMO Funds Board did not identify any single factor or group of factors as all-important or controlling but considered all factors together. The material factors and conclusions that formed the basis for the BMO Fund Board’s determinations are discussed below.

In evaluating the nature, extent and quality of the services to be provided by LGM Investments, the BMO Funds Board reviewed information describing the financial strength, experience, resources and key personnel of LGM Investments and Ameriprise Financial, as applicable, including the personnel who would continue to provide investment management services the BMO LGM Emerging Markets Equity Fund. The BMO Funds Board noted LGM Investment’s experience in managing the strategy employed for the Fund, as well as LGM Investment’s compliance program as it relates to the investment management services to be provided to the Fund. The BMO Funds Board considered the other services provided by LGM Investments under the Proposed Subadvisory Agreement, including selecting broker-dealers for execution of portfolio transactions; monitoring adherence to the Fund’s investment restrictions; and assisting with portfolio compliance with securities laws, regulations, policies and procedures.

The BMO Funds Board considered that the Proposed Subadvisory Agreement was intended to allow for continuity of investment management of the BMO LGM Emerging Markets Equity Fund, and the Board reviewed historical performance data for the Fund as managed by BMO AM and LGM Investments and determined that it was generally satisfied with the performance of the Fund. Based upon this review, the BMO Funds Board concluded that the nature, quality and extent of the services to be provided to the BMO LGM Emerging Markets Equity Fund by LGM Investments are expected to be satisfactory following the EMEA Transaction.

The BMO Funds Board also considered the proposed fees payable by BMO AM to LGM Investments under the Proposed Subadvisory Agreement, noting that the fee would be paid by BMO AM (not the Fund). With respect to economies of scale, the Board noted that LGM Investment’s compensation would be reduced proportionately along with any advisory fee reductions as a result of any future advisory fee breakpoints. The BMO Funds Board also considered that there is no change in the subadvisory fee rates between the Current and Proposed Subadvisory Agreements. The BMO Funds Board concluded that, taking into account all of the information reviewed, the subadvisory fee to be paid to LGM Investments with respect to the BMO LGM Emerging Markets Equity Fund was reasonable in light of the services to be provided by LGM Investments to the Fund.

The BMO Funds Board considered other benefits that may be realized by LGM Investments and its affiliates from their relationship with the BMO LGM Emerging Markets Fund, including the opportunity to provide investment management services to the Fund and reputational benefits.

Information Regarding the Subadviser

Please see Exhibit E for information regarding LGM Investments.

Affiliated Brokers

The Fund did not pay commissions to any affiliated brokers during its most recent fiscal year.

Required Vote and Recommendation

Approval of the Proposed Subadvisory Agreement on behalf of the Fund requires the affirmative vote of a “majority of the outstanding voting securities” of the Fund, which for this purpose means the affirmative vote of the lesser of (a) more than 50% of the outstanding voting securities of the Fund or (ii) 67% or more of the outstanding voting securities of the Fund present at the Meeting if more than 50% of the outstanding voting securities of the Fund are present at the Meeting in person or represented by proxy. All shares of the Fund vote together as a single class on this Proposal.

At a meeting held on [●], 2021, the BMO Funds Board approved the Proposed Subadvisory Agreement and voted to present the Proposed Subadvisory Agreement for shareholder approval.

THE BMO FUNDS BOARD UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE FOR THE APPROVAL OF THE PROPOSED SUBADVISORY AGREEMENT.

SECTION C — PROXY VOTING AND SHAREHOLDER MEETING INFORMATION

Board Recommendation and Required Vote. The BMO Funds Board unanimously recommends that shareholders of each BMO Fund vote FOR each applicable Proposal.

As noted below under “Section C—Quorum and Methods of Tabulation,” there must be a quorum present in order to transact business at the Meeting. For each Target Fund, approval of the Reorganization Proposal on behalf of a Target Fund requires the affirmative vote of a “majority of the outstanding voting securities” of such Fund, which for this purpose means the affirmative vote of the lesser of (i) more than 50% of the outstanding voting securities of such Fund or (ii) 67% or more of the outstanding voting securities of such Fund present at the Meeting if more than 50% of the outstanding voting securities of such Fund are present at the Meeting in person or represented by proxy.

If a Reorganization is not approved for a Target Fund, the BMO Funds Board will consider what further action should be taken with respect to the relevant Target Fund. All share classes of a Target Fund will vote together as one class on each Proposal applicable to a Target Fund with respect to the Reorganization Proposals. The approval of the Reorganization of one Target Fund is not conditioned upon the approval of the Reorganization of any other Target Fund.

With respect to the Advisory Agreement Proposal and the Subadvisory Agreement Proposal, each as described above, approval of the Proposed Investment Advisory Agreement on behalf of BMO Mid-Cap Growth Fund and of a Proposed Subadvisory Agreement on behalf of BMO LGM Emerging Markets Equity Fund requires the affirmative vote of a “majority of the outstanding voting securities” of each such Fund, which for this purpose means the affirmative vote of the lesser of (i) more than 50% of the outstanding voting securities of such Fund or (ii) 67% or more of the outstanding voting securities of such Fund present at the Meeting if more than 50% of the outstanding voting securities of such Fund are present at the Meeting in person or represented by proxy. All shares of a Fund vote together as a single class on the Advisory Agreement Proposal.

Voting. Shareholders of record of each BMO Fund on August 31, 2021 (previously defined as the “Record Date”) are entitled to vote at the Meeting.

The record holders of the shares outstanding of each BMO Fund are entitled to one vote per share (and a fractional vote per fractional share) on all matters presented at the Meeting. For a complete summary of the rights of shareholders of the BMO Funds and the Acquiring Funds, see “Exhibit B – Comparison of Organizational Documents.” The total number of shares of each class of each BMO Fund outstanding as of the close of business on the Record Date are set forth below.

Fund	Class I Shares Outstanding	Class A Shares Outstanding	Class Y Shares Outstanding	Class R6 Shares Outstanding	Total Shares Outstanding
BMO LGM Emerging Markets Equity Fund
BMO Mid-Cap Growth Fund
BMO Core Plus Bond Fund
BMO Corporate Income Fund
BMO Intermediate Tax-Free Fund
BMO Strategic Income Fund

Quorum and Methods of Tabulation. In order to transact business at the Meeting, a quorum must be present. Under the Target Company’s Articles of Incorporation, as amended, a quorum is constituted by the presence in person or by proxy of one-third of the outstanding shares of the BMO Fund entitled to vote at the Meeting.

Accordingly, for purposes of the Meeting, a quorum will be constituted by the presence in person or by proxy of one-third of the outstanding shares of each BMO Fund entitled to vote as of the Record Date. In the event that a quorum is not present at the Meeting with respect to a BMO Fund, or if a quorum is present at the Meeting but sufficient votes to approve the Reorganization or, as applicable, an Advisory Agreement Proposal with respect to a BMO Fund are not received, the persons named as proxies may propose one or more adjournments of the Meeting to a date within a reasonable time after the Record Date to permit further solicitation of proxies with respect to the Proposal. Any such adjournments will require the affirmative vote of a majority of the votes cast on the question in person or by proxy at the session of the Meeting to be adjourned. The persons named as proxies will vote those proxies that are entitled to vote FOR the Proposal in favor of such adjournment and will vote those proxies required to be voted AGAINST the Proposal against such adjournment. They will vote, in their discretion, shares represented by proxies that reflect abstentions. For purposes of determining the presence of a quorum for transacting business at the Meeting, abstentions will be treated as shares that are present and will have the effect of a “no” vote for purposes of obtaining the requisite approval for the Reorganization.

A broker non-vote occurs in connection with a shareholder meeting when the shareholders are asked to consider both “routine” and “non-routine” proposals. In such a case, if a broker-dealer votes on the “routine” proposal, but does not vote on the “non-routine” proposal because (a) the shares entitled to cast the vote are held by the broker-dealer in “street name” for the beneficial owner, (b) the broker-dealer lacks discretionary authority to vote the shares, and (c) the broker-dealer has not received voting instructions from the beneficial owner, a broker non-vote is said to occur with respect to the “non-routine” proposal. It is the Target Company’s understanding that because broker-dealers (in the absence of specific authorization from their customers) will not have discretionary authority to vote any shares held beneficially by their customers on a single matter expected to be presented at the Meeting with respect to the BMO Funds, there will not be any “broker non-votes” at the Meeting.

Only the shareholders of record of the BMO Funds at the close of business on the Record Date will be entitled to notice of, and to vote at, the Meeting or any adjournments thereof.

Shareholder Proxies. If you properly authorize your proxy by Internet or telephone, or by executing and returning the enclosed proxy card by mail, and your proxy is not subsequently revoked, your vote will be cast at the Meeting and at any postponement or adjournment thereof. If you give instructions, your vote will be cast in accordance with your instructions. If you return your signed proxy card without instructions, your vote will be cast in favor of the Reorganization of your Target Fund. Your votes will be cast in the discretion of the proxy holders on any other matter that may properly come before the Meeting, including, but not limited to, proposing the adjournment of the Meeting with respect to one or more Proposals in the event that sufficient votes in favor of any Proposal are not received. Shareholders of a BMO Fund will be entitled to cast votes and authorize proxies on only those Proposals affecting the BMO Fund in which they are shareholders. If you intend to vote in person at the Meeting, please call [●] to obtain important information regarding your attendance at the Meeting, including directions.

Proxy Statement Delivery. “Householding” is the term used to describe the practice of delivering one copy of a document to a household of shareholders instead of delivering one copy of a document to each shareholder in the household. Certain shareholders of the BMO Funds who share a common address and who have not opted out of the householding process may receive a single copy of the Combined Proxy Statement/Prospectus along with the proxy cards. If you received more than one copy of the Combined Proxy Statement/Prospectus, you may elect to household in the future if permitted by your financial intermediary. Contact the financial intermediary through which you purchased your shares to determine whether householding is an option for your account. If you received a single copy of the Combined Proxy Statement/Prospectus, you may opt out of householding in the future by contacting your financial intermediary.

Revoking Your Proxy. If you execute, date and submit a proxy card with respect to your BMO Fund, you may revoke your proxy prior to the Meeting by providing written notice to the BMO Funds’ proxy solicitor at [•], or change your vote by submitting a subsequently executed and dated proxy card, by authorizing your proxy by Internet or telephone on a later date or by attending the Meeting and casting your vote in person. If you authorize your proxy by Internet or telephone, you may change your vote prior to the Meeting by authorizing a subsequent proxy by Internet or telephone or by completing, signing and returning a proxy card dated as of a date that is later than your last Internet or telephone proxy authorization or by attending the Meeting and casting your vote in person. Merely attending the Meeting without voting will not revoke your prior proxy.

Simultaneous Meetings. The Meeting for each BMO Fund will be held simultaneously with the Meeting for each other BMO Fund. If any shareholder objects to the holding of simultaneous meetings, the shareholder may move for an adjournment of his/her/their BMO Fund’s Meeting to a time after the Meeting so that a meeting for that BMO Fund may be held separately. If a shareholder makes this motion, the persons named as proxies will take into consideration the reasons for the objection in deciding whether to vote in favor of the adjournment and may vote for or against the adjournment in their discretion.

Solicitation of Proxies. The Target Company is asking for your vote and for you to vote as promptly as possible. Proxies will be solicited primarily through the mailing of this Combined Proxy Statement/Prospectus and its enclosures, but proxies also may be solicited through further mailings, telephone calls, personal interviews or e-mail by employees or agents of BMO AM, or by employees or agents of Columbia and its affiliated companies. In addition, Broadridge Financial Solutions, Inc., has been engaged to assist in the solicitation of proxies, at the estimated cost set forth below, plus expenses.

Fund	Estimated Cost
BMO LGM Emerging Markets Equity Fund	$59,149
BMO Mid-Cap Growth Fund	$7,063
BMO Core Plus Bond Fund	$124,743
BMO Corporate Income Fund	$40,933
BMO Intermediate Tax-Free Fund	$108,095
BMO Strategic Income Fund	$19,807

Shareholder Proposals. The BMO Funds are not required, and do not intend, to hold regular annual meetings of shareholders. Shareholders wishing to submit proposals for consideration for inclusion in a proxy statement for the next meeting of shareholders (if any) should send their written proposals to the Secretary of the Target Company at the Target Company’s principal office, so that they are received within a reasonable time before any such meeting. The timely submission of a proposal to the Secretary of the Target Company does not guarantee that it will be submitted at the shareholder meeting.

Dissenters’ Right of Appraisal. Under applicable legal and regulatory requirements, none of the BMO Funds’ shareholders will be entitled to exercise dissenters’ rights (i.e., to demand the fair value of their shares in connection with a Reorganization). Therefore, shareholders will be bound by the terms of the Agreement. However, any shareholder of a BMO Fund may redeem his/her/their shares prior to the Reorganization.

Other Business. The Target Company does not know of any matters to be presented at the Meeting other than the Proposals. If other business should properly come before the Meeting, the persons named as proxies will vote thereon in their discretion.

Adjournment. If the quorum required for the Meeting has not been met for any BMO Fund, the persons named as proxies may propose adjournment of the Meeting with respect to any BMO Fund that has not reached a quorum and vote all shares that they are entitled to vote in favor of such adjournment. If the quorum required for the Meeting has been met, but sufficient votes in favor of one or more Proposals are not received by the time scheduled for the Meeting, then the persons named as proxies may move for one or more adjournments of the Meeting as to one or more Proposals to allow further solicitation of shareholders. For each BMO Fund, the Meeting may be adjourned by a majority of the votes properly cast upon the question, whether or not a quorum is present, and the Meeting may be held as adjourned within a reasonable time after the date set for the original Meeting without further notice.

SECTION D — ADDITIONAL INFORMATION APPLICABLE TO THE ACQUIRING FUNDS

Below is information regarding the Acquiring Funds. All references to a “Fund” in this Section D refer to each of the Acquiring Funds, unless otherwise noted.

Principal Risks of the Acquiring Funds

An investment in an Acquiring Fund involves risks. The table below identifies the principal risks of investing in the Acquiring Funds. Descriptions of these and other principal risks of investing in the Acquiring Funds are provided below the table. There is no assurance that the Acquiring Funds will achieve their investment objectives and you may lose money. The value of an Acquiring Fund’s holdings may decline, and an Acquiring Fund’s net asset value (“NAV”) and share price may go down. An investment in an Acquiring Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Risk Factor	Columbia Emerging Markets Fund	Columbia Mid Cap Growth Fund	Columbia Total Return Bond Fund	Columbia Corporate Income Fund	Columbia Intermediate Municipal Bond Fund	Columbia Strategic Income Fund
Active Management Risk	X	X	X	X	X	X
Changing Distribution Level Risk			X	X	X	X
Convertible Securities Risk	X	X				X
Counterparty Risk			X	X		X
Credit Risk			X	X	X	X
Depositary Receipts Risk	X	X
Derivatives Risk			X	X		X
Derivatives Risk – Forward Contracts Risk						X
Derivatives Risk – Futures Contracts Risk			X	X		X
Derivatives Risk – Options Risk						X
Derivatives Risk – Swaps Risk			X			X
Derivatives Risk – Swaptions Risk						X
Emerging Markets Securities Risk	X					X
Foreign Securities Risk	X	X	X	X		X
Forward Commitments on Mortgage-Backed Securities (including Dollar Rolls) Risk			X			X
Frequent Trading Risk			X			X

Risk Factor	Columbia Emerging Markets Fund	Columbia Mid Cap Growth Fund	Columbia Total Return Bond Fund	Columbia Corporate Income Fund	Columbia Intermediate Municipal Bond Fund	Columbia Strategic Income Fund
Geographic Focus Risk	X
Asia Pacific Region	X
Greater China	X
Growth Securities Risk	X	X
High Yield Investments Risk			X	X	X	X
Impairment of Collateral Risk						X
Inflation-Protected Securities Risk						X
Interest Rate Risk			X	X	X	X
Issuer Risk	X	X	X	X		X
Small- and Mid-Cap Stock Risk	X
Mid-Cap Stock Risk		X
Large-Cap Stock Risk	X
Leverage Risk			X			X
LIBOR Replacement Risk			X			X
Liquidity Risk	X		X	X	X	X
Loan Interests Risk						X
Market Risk	X	X	X	X	X	X
Mortgage- and Other Asset-Backed Securities Risk			X	X
Municipal Securities Risk					X
Preferred Stock Risk	X	X				X
Prepayment and Extension Risk			X	X	X	X
Reinvestment Risk			X	X	X	X
Rule 144A and Other Exempted Securities Risk			X	X		X
Sector Risk	X	X

Risk Factor	Columbia Emerging Markets Fund	Columbia Mid Cap Growth Fund	Columbia Total Return Bond Fund	Columbia Corporate Income Fund	Columbia Intermediate Municipal Bond Fund	Columbia Strategic Income Fund
Consumer Discretionary Sector	X
Financial Services Sector Risk	X
Health Care Sector Risk		X
Information Technology Sector	X	X
Sovereign Debt Risk			X			X
Special Situations Risk	X	X
Stripped Mortgage-Backed Securities Risk			X			X
Tax Risk					X
U.S. Government Obligations Risk			X	X		X
Value Securities Risk	X

Active Management Risk. The Fund is actively managed and its performance therefore will reflect, in part, the ability of the portfolio managers to make investment decisions that seek to achieve the Fund’s investment objective. Due to its active management, the Fund could underperform its benchmark(s) and/or other funds with similar investment objectives and/or strategies.

Changing Distribution Level Risk. The Fund normally expects to receive income which may include interest, dividends and/or capital gains, depending upon its investments. The distribution amounts paid by the Fund will vary and generally depend on the amount of income the Fund earns (less expenses) on its portfolio holdings, and capital gains or losses it recognizes. A decline in the Fund’s income or net capital gains arising from its investments may reduce its distribution level.

Convertible Securities Risk. Convertible securities are subject to the usual risks associated with debt instruments, such as interest rate risk and credit risk. Convertible securities also react to changes in the value of the common stock into which they convert, and are thus subject to market risk. The Fund may also be forced to convert a convertible security at an inopportune time, which may decrease the Fund’s return.

Counterparty Risk. Counterparty risk is the risk that a counterparty to a transaction in a financial instrument held by the Fund or by a special purpose or structured vehicle invested in by the Fund may become insolvent or otherwise fail to perform its obligations, including making payments to the Fund, due to financial difficulties. As a result, the Fund may obtain no or limited recovery of its investment, and any recovery may be significantly delayed. Transactions that the Fund enters into may involve counterparties in the financial services sector and, as a result, events affecting the financial services sector may cause the Fund’s share value to fluctuate.

Credit Risk. Credit risk is the risk that the value of debt instruments may decline if the issuer thereof defaults or otherwise becomes unable or unwilling, or is perceived to be unable or unwilling, to honor its financial obligations, such as making payments to the Fund when due. Debt instruments backed by an issuer’s taxing authority may be subject to legal limits on the issuer’s power to increase taxes or otherwise to raise revenue, or may be dependent on legislative appropriation or government aid. Certain debt instruments are backed only by revenues derived from a particular project or source, rather than by an issuer’s taxing authority, and thus may have a greater risk of default. Credit rating agencies assign credit ratings to certain debt instruments to indicate their credit risk. Unless otherwise provided in the Fund’s principal investment strategies, investment grade debt instruments are those rated at or above BBB- by S&P Global Ratings, or equivalently rated by Moody’s Investors Service, Inc. or Fitch Ratings, Inc., or, if unrated, determined by the management team to be of comparable quality. Conversely, below investment grade (commonly called “high-yield” or “junk”) debt instruments are those rated below BBB- by S&P Global Ratings, or equivalently rated by Moody’s Investors Service, Inc. or Fitch Ratings, Inc., or, if unrated, determined by the management team to be of comparable quality. A rating downgrade by such agencies can negatively impact the value of such instruments. Lower quality or unrated instruments held by the Fund may present increased credit risk as compared to higher-rated instruments. Non-investment grade debt instruments may be subject to greater price fluctuations and are more likely to experience a default than investment grade debt instruments and therefore may expose the Fund to increased credit risk. If the Fund purchases unrated instruments, or if the ratings of instruments held by the Fund are lowered after purchase, the Fund will depend on analysis of credit risk more heavily than usual.

Depositary Receipts Risk. Depositary receipts are receipts issued by a bank or trust company reflecting ownership of underlying securities issued by foreign companies. Some foreign securities are traded in the form of American Depositary Receipts and/or Global Depositary Receipts. Depositary receipts involve risks similar to the risks associated with investments in foreign securities, including those associated with investing in the particular country of an issuer, which may be related to the particular political, regulatory, economic, social and other conditions or events, including, for example, military confrontations, war, terrorism and disease/virus outbreaks and epidemics, occurring in the country and fluctuations in such country’s currency, as well as market risk tied to the underlying foreign company. In addition, holders of depositary receipts may have limited voting rights, may not have the same rights afforded to stockholders of a typical domestic company in the event of a corporate action, such as an acquisition, merger or rights offering, and may experience difficulty in receiving company stockholder communications. There is no guarantee that a financial institution will continue to sponsor a depositary receipt, or that a depositary receipt will continue to trade on an exchange, either of which could adversely affect the liquidity, availability and pricing of the depositary receipt. Changes in foreign currency exchange rates will affect the value of depositary receipts and, therefore, may affect the value of your investment in the Fund.

Derivatives Risk. Derivatives may involve significant risks. Derivatives are financial instruments with a value in relation to, or derived from, the value of an underlying asset(s) or other reference, such as an index, rate or other economic indicator (each an “underlying reference”). Derivatives may include those that are privately placed or otherwise exempt from SEC registration, including certain Rule 144A eligible securities. Derivatives could result in Fund losses if the underlying reference does not perform as anticipated. Use of derivatives is a highly specialized activity that can involve investment techniques, risks, and tax planning different from those associated with more traditional investment instruments. The Fund’s derivatives strategy may not be successful and use of certain derivatives could result in substantial, potentially unlimited, losses to the Fund regardless of the Fund’s actual investment. A relatively small movement in the price, rate or other economic indicator associated with the underlying reference may result in substantial loss for the Fund. Derivatives may be more volatile than other types of investments. The value of derivatives may be influenced by a variety of factors, including national and international political and economic developments. Potential changes to the regulation of the derivatives markets may make derivatives more costly, may limit the market for derivatives, or may otherwise adversely affect the value or performance of derivatives. Derivatives can increase the Fund’s risk exposure to underlying references and their attendant risks, such as credit risk, market risk, foreign currency risk and interest rate risk, while exposing the Fund to correlation risk, counterparty risk, hedging risk, inflation risk, leverage risk, liquidity risk, pricing risk and volatility risk.

Derivatives Risk – Forward Contracts Risk. A forward contract is an over-the-counter derivative transaction between two parties to buy or sell a specified amount of an underlying reference at a specified price (or rate) on a specified date in the future. Forward contracts are negotiated on an individual basis and are not standardized or traded on exchanges. The market for forward contracts is substantially unregulated (there is no limit on daily price movements and speculative position limits are not applicable). The principals who deal in certain forward contract markets are not required to continue to make markets in the underlying references in which they trade and these markets can experience periods of illiquidity, sometimes of significant duration. There have been periods during which certain participants in forward contract markets have refused to quote prices for certain underlying references or have quoted prices with an unusually wide spread between the price at which they were prepared to buy and that at which they were prepared to sell. At or prior to maturity of a forward contract, the Fund may enter into an offsetting contract and may incur a loss to the extent there has been adverse movement in forward contract prices. The liquidity of the markets for forward contracts depends on participants entering into offsetting transactions rather than making or taking delivery. To the extent participants make or take delivery, liquidity in the market for forwards could be reduced. A relatively small price movement in a forward contract may result in substantial losses to the Fund, exceeding the amount of the margin paid. Forward contracts can increase the Fund’s risk exposure to underlying references and their attendant risks, such as credit risk, market risk, foreign currency risk and interest rate risk, while also exposing the Fund to correlation risk, counterparty risk, hedging risk, inflation risk, leverage risk, liquidity risk, pricing risk and volatility risk.

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A forward foreign currency contract is a derivative (forward contract) in which the underlying reference is a country’s or region’s currency. The Fund may agree to buy or sell a country’s or region’s currency at a specific price on a specific date in the future. These instruments may fall in value (sometimes dramatically) due to foreign market downswings or foreign currency fluctuations, subjecting the Fund to foreign currency risk (the risk that Fund performance may be negatively impacted by foreign currency strength or weakness relative to the U.S. dollar, particularly if the Fund exposes a significant percentage of its assets to currencies other than the U.S. dollar). Unanticipated changes in the currency markets could result in reduced performance for the Fund. When the Fund converts its foreign currencies into U.S. dollars, it may incur currency conversion costs due to the spread between the prices at which it may buy and sell various currencies in the market.

Derivatives Risk – Futures Contracts Risk. A futures contract is an exchange-traded derivative transaction between two parties in which a buyer (holding the “long” position) agrees to pay a fixed price (or rate) at a specified future date for delivery of an underlying reference from a seller (holding the “short” position). The seller hopes that the market price on the delivery date is less than the agreed upon price, while the buyer hopes for the contrary. Certain futures contract markets are highly volatile, and futures contracts may be illiquid. Futures exchanges may limit fluctuations in futures contract prices by imposing a maximum permissible daily price movement. The Fund may be disadvantaged if it is prohibited from executing a trade outside the daily permissible price movement. At or prior to maturity of a futures contract, the Fund may enter into an offsetting contract and may incur a loss to the extent there has been adverse movement in futures contract prices. The liquidity of the futures markets depends on participants entering into offsetting transactions rather than making or taking delivery. To the extent participants make or take delivery, liquidity in the futures market could be reduced. Because of the low margin deposits normally required in futures trading, it is possible that the Fund may employ a high degree of leverage in the portfolio. As a result, a relatively small price movement in a futures contract may result in substantial losses to the Fund, exceeding the amount of the margin paid. For certain types of futures contracts, losses are potentially unlimited. Futures markets are highly volatile and the use of futures may increase the volatility of the Fund’s NAV. Futures contracts executed (if any) on foreign exchanges may not provide the same protection as U.S. exchanges. Futures contracts can increase the Fund’s risk exposure to underlying references and their attendant risks, such as credit risk, market risk, foreign currency risk and interest rate risk, while also exposing the Fund to correlation risk, counterparty risk, hedging risk, inflation risk, leverage risk, liquidity risk, pricing risk and volatility risk.

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An equity future is a derivative that is an agreement for the contract holder to buy or sell a specified amount of an individual equity, a basket of equities or the securities in an equity index on a specified date at a predetermined price.

Derivatives Risk – Options Risk. Options are derivatives that give the purchaser the option to buy (call) or sell (put) an underlying reference from or to a counterparty at a specified price (the strike price) on or before an expiration date. By investing in options, the Fund is exposed to the risk that it may be required to buy or sell the underlying reference at a disadvantageous price on or before the expiration date. Options may involve economic leverage, which could result in greater volatility in price movement. The Fund’s losses could be significant, and are potentially unlimited for certain types of options. Options may be traded on a securities exchange or in the over-the-counter market. At or prior to maturity of an options contract, the Fund may enter into an offsetting contract and may incur a loss to the extent there has been adverse movement in options prices. Options can increase the Fund’s risk exposure to underlying references and their attendant risks such as credit risk, market risk, foreign currency risk and interest rate risk, while also exposing the Fund to correlation risk, counterparty risk, hedging risk, inflation risk, leverage risk, liquidity risk, pricing risk and volatility risk.

Derivatives Risk – Swaps Risk. In a typical swap transaction, two parties agree to exchange the return earned on a specified underlying reference for a fixed return or the return from another underlying reference during a specified period of time. Swaps may be difficult to value and may be illiquid. Swaps could result in Fund losses if the underlying asset or reference does not perform as anticipated. Swaps create significant investment leverage such that a relatively small price movement in a swap may result in immediate and substantial losses to the Fund. The Fund may only close out a swap with its particular counterparty, and may only transfer a position with the consent of that counterparty. Certain swaps, such as short swap transactions and total return swaps, have the potential for unlimited losses, regardless of the size of the initial investment. Swaps can increase the Fund’s risk exposure to underlying references and their attendant risks, such as credit risk, market risk, foreign currency risk and interest rate risk, while also exposing the Fund to correlation risk, counterparty risk, hedging risk, inflation risk, leverage risk, liquidity risk, pricing risk and volatility risk.

Derivatives Risk – Swaptions Risk. A swaption is an options contract on a swap agreement. These transactions give a party the right (but not the obligation) to enter into new swap agreements or to shorten, extend, cancel or otherwise modify an existing swap agreement at some designated future time on specified terms, in return for payment of the purchase price (the “premium”) of the option. The Fund may write (sell) and purchase put and call swaptions to the same extent it may make use of standard options on securities or other instruments. The writer of the contract receives the premium and bears the risk of unfavorable changes in the market value on the underlying swap agreement. Swaptions can be bundled and sold as a package. These are commonly called interest rate caps, floors and collars.

Emerging Market Securities Risk. Securities issued by foreign governments or companies in emerging market countries, such as China, Russia and certain countries in Eastern Europe, the Middle East, Asia, Latin America or Africa, are more likely to have greater exposure to the risks of investing in foreign securities that are described in Foreign Securities Risk. In addition, emerging market countries are more likely to experience instability resulting, for example, from rapid changes or developments in social, political, economic or other conditions. Their economies are usually less mature and their securities markets are typically less developed with more limited trading activity (i.e., lower trading volumes and less liquidity) than more developed countries. Emerging market securities tend to be more volatile than securities in more developed markets. Many emerging market countries are heavily dependent on international trade and have fewer trading partners, which makes them more sensitive to world commodity prices and economic downturns in other countries. Some emerging market countries have a higher risk of currency devaluations, and some of these countries may experience periods of high inflation or rapid changes in inflation rates and may have hostile relations with other countries. Due to the differences in the nature and quality of financial information of issuers of emerging market securities, including auditing and financial reporting standards, financial information and disclosures about such issuers may be unavailable or, if made available, may be considerably less reliable than publicly available information about other foreign securities.

Foreign Securities Risk. Investments in or exposure to foreign securities involve certain risks not associated with investments in or exposure to securities of U.S. companies. For example, foreign markets can be extremely volatile. Foreign securities may also be less liquid, making them more difficult to trade, than securities of U.S. companies so that the Fund may, at times, be unable to sell foreign securities at desirable times or prices. Brokerage commissions, custodial costs and other fees are also generally higher for foreign securities. The Fund may have limited or no legal recourse in the event of default with respect to certain foreign securities, including those issued by foreign governments. In addition, foreign governments may impose withholding or other taxes on the Fund’s income, capital gains or proceeds from the disposition of foreign securities, which could reduce the Fund’s return on such securities. In some cases, such withholding or other taxes could potentially be confiscatory. Other risks include: possible delays in the settlement of transactions or in the payment of income; generally less publicly available information about foreign companies; the impact of economic, political, social, diplomatic or other conditions or events (including, for example, military confrontations, war, terrorism and disease/virus outbreaks and epidemics), possible seizure, expropriation or nationalization of a company or its assets or the assets of a particular investor or category of investors; accounting, auditing and financial reporting standards that may be less comprehensive and stringent than those applicable to domestic companies; the imposition of economic and other sanctions against a particular foreign country, its nationals or industries or businesses within the country; and the generally less stringent standard of care to which local agents may be held in the local markets. In addition, it may be difficult to obtain reliable information about the securities and business operations of certain foreign issuers. Governments or trade groups may compel local agents to hold securities in designated depositories that are not subject to independent evaluation. The less developed a country’s securities market is, the greater the level of risks. Economic sanctions may be, and have been, imposed against certain countries, organizations, companies, entities and/or individuals. Economic sanctions and other similar governmental actions could, among other things, effectively restrict or eliminate the Fund’s ability to purchase or sell securities, and thus may make the Fund’s investments in such securities less liquid or more difficult to value. In addition, as a result of economic sanctions, the Fund may be forced to sell or otherwise dispose of investments at inopportune times or prices, which could result in losses to the Fund and increased transaction costs. These conditions may be in place for a substantial period of time and enacted with limited advance notice to the Fund. The risks posed by sanctions against a particular foreign country, its nationals or industries or businesses within the country may be heightened to the extent the Fund invests significantly in the affected country or region or in issuers from the affected country that depend on global markets. Additionally, investments in certain countries may subject the Fund to a number of tax rules, the application of which may be uncertain. Countries may amend or revise their existing tax laws, regulations and/or procedures in the future, possibly with retroactive effect. Changes in or uncertainties regarding the laws, regulations or procedures of a country could reduce the after-tax profits of the Fund, directly or indirectly, including by reducing the after-tax profits of companies located in such countries in which the Fund invests, or result in unexpected tax liabilities for the Fund. The performance of the Fund may also be negatively affected by fluctuations in a foreign currency’s strength or weakness relative to the U.S. dollar, particularly to the extent the Fund invests a significant percentage of its assets in foreign securities or other assets denominated in currencies other than the U.S. dollar. Currency rates in foreign countries may fluctuate significantly over short or long periods of time for a number of reasons, including changes in interest rates, imposition of currency exchange controls and economic or political developments in the U.S. or abroad. The Fund may also incur currency conversion costs when converting foreign currencies into U.S. dollars and vice versa.

Forward Commitments on Mortgage-Backed Securities (including Dollar Rolls) Risk. When purchasing mortgage-backed securities in the “to be announced” (TBA) market (“MBS TBAs”), the seller agrees to deliver mortgage-backed securities for an agreed upon price on an agreed upon date, but may make no guarantee as to the specific securities to be delivered. In lieu of taking delivery of mortgage-backed securities, the Fund could enter into dollar rolls, which are transactions in which the Fund sells securities to a counterparty and simultaneously agrees to purchase those or similar securities in the future at a predetermined price. Dollar rolls involve the risk that the market value of the securities the Fund is obligated to repurchase may decline below the repurchase price, or that the counterparty may default on its obligations. These transactions may also increase the Fund’s portfolio turnover rate. If the Fund reinvests the proceeds of the security sold, the Fund will also be subject to the risk that the investments purchased with such proceeds will decline in value (a form of leverage risk). MBS TBAs and dollar rolls are subject to the risk that the counterparty to the transaction may not perform or be unable to perform in accordance with the terms of the instrument.

Frequent Trading Risk. The portfolio managers may actively and frequently trade investments in the Fund’s portfolio to carry out its investment strategies. Frequent trading of investments increases the possibility that the Fund, as relevant, will realize taxable capital gains (including short-term capital gains, which are generally taxable to shareholders at higher rates than long-term capital gains for U.S. federal income tax purposes), which could reduce the Fund’s after-tax return. Frequent trading can also mean higher brokerage and other transaction costs, which could reduce the Fund’s return. The trading costs and tax effects associated with portfolio turnover may adversely affect the Fund’s performance.

Geographic Focus Risk. The Fund may be particularly susceptible to economic, political, regulatory or other events or conditions affecting issuers and countries within the specific geographic regions in which the Fund invests. Currency devaluations could occur in countries that have not yet experienced currency devaluation to date, or could continue to occur in countries that have already experienced such devaluations. As a result, the Fund’s NAV may be more volatile than the NAV of a more geographically diversified fund.

Asia Pacific Region. Many of the countries in the Asia Pacific region are considered underdeveloped or developing, including from a political, economic and/or social perspective, and may have relatively unstable governments and economies based on limited business, industries and/or natural resources or commodities. Events in any one country within the region may impact other countries in the region or the region as a whole. As a result, events in the region will generally have a greater effect on the Fund than if the Fund were more geographically diversified. This could result in increased volatility in the value of the Fund’s investments and losses for the Fund. Also, securities of some companies in the region can be less liquid than U.S. or other foreign securities, potentially making it difficult for the Fund to sell such securities at a desirable time and price.

Greater China. The Greater China region consists of Hong Kong, The People’s Republic of China and Taiwan, among other countries, and the Fund’s investments in the region are particularly susceptible to risks in that region. The Hong Kong, Taiwanese, and Chinese economies are dependent on the economies of other countries and can be significantly affected by currency fluctuations and increasing competition from other emerging economies in Asia with lower costs. Adverse events in any one country within the region may impact the other countries in the region or Asia as a whole. As a result, adverse events in the region will generally have a greater effect on the Fund than if the Fund were more geographically diversified, which could result in greater volatility in the Fund’s NAV and losses. Markets in the Greater China region can experience significant volatility due to social, economic, regulatory and political uncertainties. The public health crises caused by the COVID-19 outbreak have exacerbated political and diplomatic tensions between the United States and China, which could adversely affect international trade and the value of the Fund’s portfolio securities. Changes in Chinese government policy and economic growth rates could significantly affect local markets and the entire Greater China region. China has yet to develop comprehensive securities, corporate, or commercial laws, its market is relatively new and less developed, and its economy is experiencing a relative slowdown. Export growth continues to be a major driver of China’s economic growth. As a result, a reduction in spending on Chinese products and services, the institution of additional tariffs or other trade barriers, including as a result of heightened trade tensions between China and the United States, or a downturn in any of the economies of China’s key trading partners may have an adverse impact on the Chinese economy.

Growth Securities Risk. Growth securities typically trade at a higher multiple of earnings than other types of equity securities. Accordingly, the market values of growth securities may never reach their expected market value and may decline in price. In addition, growth securities, at times, may not perform as well as value securities or the stock market in general, and may be out of favor with investors for varying periods of time.

High-Yield Investments Risk. Securities and other debt instruments held by the Fund that are rated below investment grade (commonly called “high-yield” or “junk” bonds) and unrated debt instruments of comparable quality expose the Fund to a greater risk of loss of principal and income than a fund that invests solely or primarily in investment grade debt instruments. In addition, these investments have greater price fluctuations, are less liquid and are more likely to experience a default than higher-rated debt instruments. High-yield debt instruments are considered to be predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal.

Impairment of Collateral Risk. The value of collateral, if any, securing a loan can decline, and may be insufficient to meet the borrower’s obligations or difficult or costly to liquidate. In addition, the Fund’s access to collateral may be limited by bankruptcy or other insolvency laws. Further, certain floating rate and other loans may not be fully collateralized and may decline in value.

Inflation-Protected Securities Risk. Inflation-protected debt securities tend to react to changes in real interest rates (i.e., nominal interest rates minus the expected impact of inflation). In general, the price of such securities falls when real interest rates rise, and rises when real interest rates fall. Interest payments on these securities will vary and may be more volatile than interest paid on ordinary bonds. In periods of deflation, the Fund may have no income at all from such investments.

Interest Rate Risk. Interest rate risk is the risk of losses attributable to changes in interest rates. In general, if prevailing interest rates rise, the values of debt instruments tend to fall, and if interest rates fall, the values of debt instruments tend to rise. Changes in the value of a debt instrument usually will not affect the amount of income the Fund receives from it but will generally affect the value of your investment in the Fund. Changes in interest rates may also affect the liquidity of the Fund’s investments in debt instruments. In general, the longer the maturity or duration of a debt instrument, the greater its sensitivity to changes in interest rates. Interest rate declines also may increase prepayments of debt obligations, which, in turn, would increase prepayment risk. Very low or negative interest rates may impact the Fund’s yield and may increase the risk that, if followed by rising interest rates, the Fund’s performance will be negatively impacted. The Fund is subject to the risk that the income generated by its investments may not keep pace with inflation. Actions by governments and central banking authorities can result in increases in interest rates. Such actions may negatively affect the value of debt instruments held by the Fund, resulting in a negative impact on the Fund’s performance and NAV. Any interest rate increases could cause the value of the Fund’s investments in debt instruments to decrease. Rising interest rates may prompt redemptions from the Fund, which may force the Fund to sell investments at a time when it is not advantageous to do so, which could result in losses.

Issuer Risk. An issuer in which the Fund invests or to which it has exposure may perform poorly or below expectations, and the value of its securities may therefore decline, which may negatively affect the Fund’s performance. Underperformance of an issuer may be caused by poor management decisions, competitive pressures, breakthroughs in technology, reliance on suppliers, labor problems or shortages, corporate restructurings, fraudulent disclosures, natural disasters, military confrontations, war, terrorism, disease/virus outbreaks, epidemics or other events, conditions and factors which may impair the value of an investment in the Fund.

Small- and Mid-Cap Stock Risk. Investments in small- and mid-capitalization companies (small- and mid-cap companies) often involve greater risks than investments in larger, more established companies (larger companies) because small- and mid-cap companies tend to have less predictable earnings and may lack the management experience, financial resources, product diversification and competitive strengths of larger companies. Securities of small- and mid-cap companies may be less liquid and more volatile than the securities of larger companies.

Mid-Cap Stock Risk. Investments in mid-capitalization companies (mid-cap companies) often involve greater risks than investments in larger, more established companies (larger companies) because mid-cap companies tend to have less predictable earnings and may lack the management experience, financial resources, product diversification and competitive strengths of larger companies, and may be less liquid than the securities of larger companies.

Large-Cap Stock Risk. Investments in larger companies may involve certain risks associated with their larger size. For instance, larger companies may be less able to respond quickly to new competitive challenges, such as changes in consumer tastes or innovation from smaller competitors. Also, larger companies are sometimes less able to achieve as high growth rates as successful smaller companies, especially during extended periods of economic expansion.

Leverage Risk. Leverage occurs when the Fund increases its assets available for investment using borrowings, derivatives, or similar instruments or techniques. Use of leverage can produce volatility and may exaggerate changes in the NAV of Fund shares and in the return on the Fund’s portfolio, which may increase the risk that the Fund will lose more than it has invested. If the Fund uses leverage, through the purchase of particular instruments such as derivatives, the Fund may experience capital losses that exceed the net assets of the Fund. Leverage can create an interest expense that may lower the Fund’s overall returns. Leverage presents the opportunity for increased net income and capital gains, but may also exaggerate the Fund’s volatility and risk of loss. There can be no guarantee that a leveraging strategy will be successful.

LIBOR Replacement Risk. The elimination of London Inter-Bank Offered Rate (“LIBOR”), among other “inter-bank offered” reference rates, may adversely affect the interest rates on, and value of, certain Fund investments for which the value is tied to LIBOR. The U.K. Financial Conduct Authority has announced that it intends to stop compelling or inducing banks to submit LIBOR rates after 2021. However, it remains unclear if LIBOR will continue to exist in its current, or a modified, form. Alternatives to LIBOR have been established or are in development in most major currencies including the Secured Overnight Financing Rate (“SOFR”) that is intended to replace U.S. dollar LIBOR. Markets are slowly developing in response to these new reference rates. Questions remain around the liquidity impact of the change in rates, and how to appropriately adjust these rates at the time of transition, which pose risks for the Fund. These risks are likely to persist until new reference rates and fallbacks for both legacy and new instruments and contracts are commercially accepted and market practices become settled.

Liquidity Risk. Liquidity risk is the risk associated with any event, circumstance, or characteristic of an investment or market that negatively impacts the Fund’s ability to sell, or realize the proceeds from the sale of, an investment at a desirable time or price. Liquidity risk may arise because of, for example, a lack of marketability of the investment, which means that when seeking to sell its portfolio investments, the Fund could find that selling is more difficult than anticipated, especially during times of high market volatility. Decreases in the number of financial institutions, including banks and broker-dealers, willing to make markets (match up sellers and buyers) in the Fund’s investments or decreases in their capacity or willingness to trade such investments may increase the Fund’s exposure to this risk. The debt market has experienced considerable growth, and financial institutions making markets in instruments purchased and sold by the Fund (e.g., bond dealers) have been subject to increased regulation. The impact of that growth and regulation on the ability and willingness of financial institutions to engage in trading or “making a market “in such instruments remains unsettled. Certain types of investments, such as lower-rated securities or those that are purchased and sold in over-the-counter markets, may be especially subject to liquidity risk. Securities or other assets in which the Fund invests may be traded in the over-the-counter market rather than on an exchange and therefore may be more difficult to purchase or sell at a fair price, which may have a negative impact on the Fund’s performance. Market participants attempting to sell the same or a similar instrument at the same time as the Fund could exacerbate the Fund’s exposure to liquidity risk. The Fund may have to accept a lower selling price for the holding, sell other liquid or more liquid investments that it might otherwise prefer to hold (thereby increasing the proportion of the Fund’s investments in less liquid or illiquid securities), or forego another more appealing investment opportunity. The liquidity of Fund investments may change significantly over time and certain investments that were liquid when purchased by the Fund may later become illiquid, particularly in times of overall economic distress. Changing regulatory, market or other conditions or environments (for example, the interest rate or credit environments) may also adversely affect the liquidity and the price of the Fund’s investments. Judgment plays a larger role in valuing illiquid or less liquid investments as compared to valuing liquid or more liquid investments. Price volatility may be higher for illiquid or less liquid investments as a result of, for example, the relatively less frequent pricing of such securities (as compared to liquid or more liquid investments). Generally, the less liquid the market at the time the Fund sells a portfolio investment, the greater the risk of loss or decline of value to the Fund. Overall market liquidity and other factors can lead to an increase in redemptions, which may negatively impact Fund performance and NAV, including, for example, if the Fund is forced to sell investments in a down market. Floating rate loans generally are subject to legal or contractual restrictions on resale, may trade infrequently, their value may be impaired when the Fund needs to liquidate such loans, and are typically subject to extended settlement periods, each of which gives rise to liquidity risk.

Loan Interests Risk. Loan interests may not be considered “securities,” and purchasers, such as the Fund, therefore may not be entitled to rely on the anti-fraud protections of the federal securities laws. Loan interests generally are subject to restrictions on transfer, and the Fund may be unable to sell its loan interests at a time when it may otherwise be desirable to do so or may be able to sell them only at prices that are less than what the Fund regards as their fair market value. Accordingly, loan interests may at times be illiquid. Loan interests may be difficult to value and typically have extended settlement periods (generally greater than 7 days). Extended settlement periods during significant Fund redemption activity could potentially cause increased short-term liquidity demands on the Fund. As a result, the Fund may be forced to sell investments at unfavorable prices, or borrow money or effect short settlements where possible (at a cost to the Fund), in an effort to generate sufficient cash to pay redeeming shareholders. The Fund’s actions in this regard may not be successful. Interests in loans created to finance highly leveraged companies or transactions, such as corporate acquisitions, may be especially vulnerable to adverse changes in economic or market conditions. Interests in secured loans have the benefit of collateral and, typically, of restrictive covenants limiting the ability of the borrower to further encumber its assets. There is a risk that the value of any collateral securing a loan in which the Fund has an interest may decline and that the collateral may not be sufficient to cover the amount owed on the loan. In the event the borrower defaults, the Fund’s access to the collateral may be limited or delayed by bankruptcy or other insolvency laws. Further, there is a risk that a court could take action with respect to a loan that is adverse to the holders of the loan, and the Fund, to enforce its rights in the event of a default, bankruptcy or similar situation, may need to retain legal or similar counsel. This may increase the Fund’s operating expenses and adversely affect its NAV. Loans that have a lower priority for repayment in an issuer’s capital structure may involve a higher degree of overall risk than more senior loans of the same borrower. In the event of a default, second lien secured loans will generally be paid only if the value of the collateral exceeds the amount of the borrower’s obligations to the first lien secured lenders, and the remaining collateral may not be sufficient to cover the full amount owed on the loan in which the Fund has an interest. The Fund may acquire a participation interest in a loan that is held by another party. When the Fund’s loan interest is a participation, the Fund may have less control over the exercise of remedies than the party selling the participation interest, and it normally would not have any direct rights against the borrower

Market Risk. The Fund may incur losses due to declines in the value of one or more securities in which it invests. These declines may be due to factors affecting a particular issuer, or the result of, among other things, political, regulatory, market, economic or social developments affecting the relevant market(s) more generally. In addition, turbulence in financial markets and reduced liquidity in equity, credit and/or fixed income markets may negatively affect many issuers, which could adversely affect the Fund, including causing difficulty in assigning prices to hard-to-value assets in thinly traded and closed markets, significant redemptions and operational challenges. Global economies and financial markets are increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market. These risks may be magnified if certain events or developments adversely interrupt the global supply chain; in these and other circumstances, such risks might affect companies worldwide. As a result, local, regional or global events such as terrorism, war, natural disasters, disease/virus outbreaks and epidemics or other public health issues, recessions, depressions or other events – or the potential for such events – could have a significant negative impact on global economic and market conditions.

The coronavirus disease 2019 (COVID-19) pandemic that has resulted in, and may continue to result in, significant global economic and societal disruption and market volatility due to disruptions in market access, resource availability, facilities operations, imposition of tariffs, export controls and supply chain disruption, among others. Such disruptions may be caused, or exacerbated by, quarantines and travel restrictions, workforce displacement and loss in human and other resources. The uncertainty surrounding the magnitude, duration, reach, costs and effects of the global pandemic, as well as actions that have been or could be taken by governmental authorities or other third parties, present unknowns that are yet to unfold. The impacts, as well as the uncertainty over impacts to come, of COVID-19 – and any other infectious illness outbreaks, epidemics and pandemics that may arise in the future – could negatively affect global economies and markets in ways that cannot necessarily be foreseen. In addition, the impact of infectious illness outbreaks and epidemics in emerging market countries may be greater due to generally less established healthcare systems, governments and financial markets. Public health crises caused by the COVID-19 outbreak may exacerbate other pre-existing political, social and economic risks in certain countries or globally. The disruptions caused by COVID-19 could prevent the Fund from executing advantageous investment decisions in a timely manner and negatively impact the Fund’s ability to achieve its investment objective. Any such event(s) could have a significant adverse impact on the value and risk profile of the Fund.

Mortgage- and Other Asset-Backed Securities Risk. The value of any mortgage-backed and other asset-backed securities including collateralized debt obligations and collateralized loan obligations, if any, held by the Fund may be affected by, among other things, changes or perceived changes in: interest rates; factors concerning the interests in and structure of the issuer or the originator of the mortgages or other assets; the creditworthiness of the entities that provide any supporting letters of credit, surety bonds or other credit enhancements; or the market’s assessment of the quality of underlying assets. Payment of principal and interest on some mortgage-backed securities (but not the market value of the securities themselves) may be guaranteed by the full faith and credit of a particular U.S. government agency, authority, enterprise or instrumentality, and some, but not all, are also insured or guaranteed by the U.S. government. Mortgage-backed securities issued by non-governmental issuers (such as commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers) may entail greater risk than obligations guaranteed by the U.S. government. Mortgage- and other asset-backed securities are subject to liquidity risk and prepayment risk. A decline or flattening of housing values may cause delinquencies in mortgages (especially sub-prime or non-prime mortgages) underlying mortgage-backed securities and thereby adversely affect the ability of the mortgage-backed securities issuer to make principal and/or interest payments to mortgage-backed securities holders, including the Fund. Rising or high interest rates tend to extend the duration of mortgage- and other asset-backed securities, making their prices more volatile and more sensitive to changes in interest rates.

Municipal Securities Risk. Municipal securities are debt obligations generally issued to obtain funds for various public purposes, including general financing for state and local governments, or financing for a specific project or public facility, and include obligations of the governments of the U.S. territories, commonwealths and possessions such as Guam, Puerto Rico and the U.S. Virgin Islands to the extent such obligations are exempt from state and U.S. federal income taxes. The value of municipal securities can be significantly affected by actual or expected political and legislative changes at the federal or state level. Municipal securities may be fully or partially backed by the taxing authority of the local government, by the credit of a private issuer, by the current or anticipated revenues from a specific project or specific assets or by domestic or foreign entities providing credit support, such as letters of credit, guarantees or insurance, and are generally classified into general obligation bonds and special revenue obligations. Because many municipal securities are issued to finance projects in sectors such as education, health care, transportation and utilities, conditions in those sectors can affect the overall municipal market.

Issuers in a state, territory, commonwealth or possession in which the Fund invests may experience significant financial difficulties for various reasons, including as the result of events that cannot be reasonably anticipated or controlled such as social conflict or unrest, labor disruption and natural disasters. Such financial difficulties may lead to credit rating downgrades of such issuers which in turn, could affect the market values and marketability of many or all municipal obligations of issuers in such state, territory, commonwealth or possession. The value of the Fund’s shares will be negatively impacted to the extent it invests in such securities. The Fund’s annual and semiannual reports show the Fund’s investment exposures at a point in time. The risk of investing in the Fund is directly correlated to the Fund’s investment exposures.

Securities issued by a particular state and its instrumentalities are subject to the risk of unfavorable developments in such state. A municipal security can be significantly affected by adverse tax, legislative, regulatory, demographic or political changes as well as changes in a particular state’s (state and its instrumentalities) financial, economic or other condition and prospects. Because Columbia Intermediate Municipal Bond Fund invests significantly in municipal securities issued by the State of California and its political sub-divisions, the Fund will be particularly affected by any such changes in or otherwise impacting California and its political sub-divisions.

Preferred Stock Risk. Preferred stock is a type of stock that may pay dividends at a different rate than common stock of the same issuer, if at all, and that has preference over common stock in the payment of dividends and the liquidation of assets. Preferred stock does not ordinarily carry voting rights. The price of a preferred stock is generally determined by earnings, type of products or services, projected growth rates, experience of management, liquidity, and general market conditions of the markets on which the stock trades. The most significant risks associated with investments in preferred stock include issuer risk, market risk and interest rate risk (the risk of losses attributable to changes in interest rates).

Prepayment and Extension Risk. Prepayment and extension risk is the risk that a bond or other security or investment might, in the case of prepayment risk, be called or otherwise converted, prepaid or redeemed before maturity and, in the case of extension risk, that the investment might not be called as expected. In the case of prepayment risk, if the investment is converted, prepaid or redeemed before maturity, the portfolio managers may not be able to invest the proceeds in other investments providing as high a level of income, resulting in a reduced yield to the Fund. In the case of mortgage- or other asset-backed securities, as interest rates decrease or spreads narrow, the likelihood of prepayment increases. Conversely, extension risk is the risk that an unexpected rise in interest rates will extend the life of a mortgage- or other asset-backed security beyond the prepayment time. If the Fund’s investments are locked in at a lower interest rate for a longer period of time, the portfolio managers may be unable to capitalize on securities with higher interest rates or wider spreads.

Reinvestment Risk. Reinvestment risk arises when the Fund is unable to reinvest income or principal at the same or at least the same return it is currently earning.

Rule 144A and Other Exempted Securities Risk. The Fund may invest in privately placed and other securities or instruments exempt from SEC registration (collectively “private placements”), subject to certain regulatory restrictions. In the U.S. market, private placements are typically sold only to qualified institutional buyers, or qualified purchasers, as applicable. An insufficient number of buyers interested in purchasing private placements at a particular time could adversely affect the marketability of such investments and the Fund might be unable to dispose of them promptly or at reasonable prices, subjecting the Fund to liquidity risk. The Fund’s holdings of private placements may increase the level of Fund illiquidity if eligible buyers are unable or unwilling to purchase them at a particular time. Issuers of Rule 144A eligible securities are required to furnish information to potential investors upon request. However, the required disclosure is much less extensive than that required of public companies and is not publicly available since the offering information is not filed with the SEC. Further, issuers of Rule 144A eligible securities can require recipients of the offering information (such as the Fund) to agree contractually to keep the information confidential, which could also adversely affect the Fund’s ability to dispose of the security.

Sector Risk. At times, the Fund may have a significant portion of its assets invested in securities of companies conducting business within one or more economic sectors, including the financial services sector. Companies in the same sector may be similarly affected by economic, regulatory, political or market events or conditions, which may make the Fund more vulnerable to unfavorable developments in that sector than funds that invest more broadly. Generally, the more broadly the Fund invests, the more it spreads risk and potentially reduces the risks of loss and volatility.

Consumer Discretionary Sector. The Fund may be more susceptible to the particular risks that may affect companies in the consumer discretionary sector than if it were invested in a wider variety of companies in unrelated sectors. Companies in the consumer discretionary sector are subject to certain risks, including fluctuations in the performance of the overall domestic and international economy, interest rate changes, increased competition and consumer confidence. Performance of such companies may be affected by factors including reduced disposable household income, reduced consumer spending, and changing demographics and consumer tastes.

Financial Services Sector. The Fund is more susceptible to the particular risks that may affect companies in the financial services sector than if it were invested in a wider variety of companies in unrelated sectors. Companies in the financial services sector are subject to certain risks, including the risk of regulatory change, decreased liquidity in credit markets and unstable interest rates. Such companies may have concentrated portfolios, such as a high level of loans to one or more industries or sectors, which makes them vulnerable to economic conditions that affect such industries or sectors. Performance of such companies may be affected by competitive pressures and exposure to investments, agreements and counterparties, including credit products that, under certain circumstances, may lead to losses (e.g., subprime loans). Companies in the financial services sector are subject to extensive governmental regulation that may limit the amount and types of loans and other financial commitments they can make, and the interest rates and fees they may charge. In addition, profitability of such companies is largely dependent upon the availability and the cost of capital.

Health Care Sector. The Fund may be more susceptible to the particular risks that may affect companies in the health care sector than if it were invested in a wider variety of companies in unrelated sectors. Companies in the health care sector are subject to certain risks, including restrictions on government reimbursement for medical expenses, government approval of medical products and services, competitive pricing pressures, and the rising cost of medical products and services (especially for companies dependent upon a relatively limited number of products or services), among others. Performance of such companies may be affected by factors including, government regulation, obtaining and protecting patents (or the failure to do so), product liability and other similar litigation as well as product obsolescence.

Information Technology Sector. The Fund may be more susceptible to the particular risks that may affect companies in the information technology sector than if it were invested in a wider variety of companies in unrelated sectors. Companies in the information technology sector are subject to certain risks, including the risk that new services, equipment or technologies will not be accepted by consumers and businesses or will become rapidly obsolete. Performance of such companies may be affected by factors including obtaining and protecting patents (or the failure to do so) and significant competitive pressures, including aggressive pricing of their products or services, new market entrants, competition for market share and short product cycles due to an accelerated rate of technological developments. Such competitive pressures may lead to limited earnings and/or falling profit margins. As a result, the value of their securities may fall or fail to rise. In addition, many information technology sector companies have limited operating histories and prices of these companies’ securities historically have been more volatile than other securities, especially over the short term

Sovereign Debt Risk. A sovereign debtor’s willingness or ability to repay principal and pay interest in a timely manner may be affected by a variety of factors, including its cash flow situation, the extent of its reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the sovereign debtor’s policy toward international lenders, and the political constraints to which a sovereign debtor may be subject. Sovereign debt risk is increased for emerging market issuers.

Special Situations Risk. Securities of companies that are involved in an initial public offering or a major corporate event, such as a business consolidation or restructuring, may be exposed to heightened risk because of the high degree of uncertainty that can be associated with such events. Securities issued in initial public offerings often are issued by companies that are in the early stages of development, have a history of little or no revenues and may operate at a loss following the offering. It is possible that there will be no active trading market for the securities after the offering, and that the market price of the securities may be subject to significant and unpredictable fluctuations. Certain “special situation” investments are investments in securities or other instruments that may be classified as illiquid or lacking a readily ascertainable fair value. Certain special situation investments prevent ownership interests therein from being withdrawn until the special situation investment, or a portion thereof, is realized or deemed realized, which may negatively impact Fund performance. Investing in special situations may have magnified effect on the performance of funds with small amounts of assets.

Stripped Securities Risk. Stripped securities are the separate income or principal components of debt securities. These securities are particularly sensitive to changes in interest rates, and therefore subject to greater fluctuations in price than typical interest bearing debt securities.

Tax Risk. Municipal securities generally pay interest that, in the opinion of bond counsel, is free from U.S. federal income tax (and in most cases, the U.S. federal AMT). A portion of the Fund’s income from such bonds may be taxable to shareholders subject to the U.S. federal AMT. Income from tax-exempt municipal obligations could be declared taxable, possibly retroactively, because of unfavorable changes in tax laws, adverse interpretations by the IRS, the non-compliant conduct of a bond issuer or under other circumstances. In such event, then the value of the security would likely fall and, as a shareholder of the Fund, you may be required to file an amended tax return and pay additional taxes.

U.S. Government Obligations Risk. While U.S. Treasury obligations are backed by the “full faith and credit” of the U.S. government, such securities are nonetheless subject to credit risk (i.e., the risk that the U.S. government may be, or be perceived to be, unable or unwilling to honor its financial obligations, such as making payments). Securities issued or guaranteed by federal agencies or authorities and U.S. government-sponsored instrumentalities or enterprises may or may not be backed by the full faith and credit of the U.S. government.

Value Securities Risk. Value securities are securities of companies that may have experienced, for example, adverse business, industry or other developments or may be subject to special risks that have caused the securities to be out of favor and, in turn, potentially undervalued. The market value of a portfolio security may not meet portfolio management’s perceived value assessment of that security, or may decline in price, even though portfolio management believes the securities are already undervalued. There is also a risk that it may take longer than expected for the value of these investments to rise to portfolio management’s perceived value. In addition, value securities, at times, may not perform as well as growth securities or the stock market in general, and may be out of favor with investors for varying periods of time.

Portfolio Managers. Information about the portfolio managers primarily responsible for overseeing each Acquiring Fund’s investments is shown below. Each Acquiring Fund’s Statement of Additional Information (“SAI”) provides additional information about the portfolio managers, including information relating to compensation, other accounts managed by the portfolio managers, and ownership by the portfolio managers of Acquiring Fund shares.

Columbia Emerging Markets Fund

Portfolio Manager	Title	Role with Fund	Since
Dara White, CFA	Senior Portfolio Manager	Lead Portfolio Manager	2008
Robert Cameron	Senior Portfolio Manager	Portfolio Manager	2008
Perry Vickery, CFA	Senior Portfolio Manager	Portfolio Manager	2017
Derek Lin, CFA	Portfolio Manager	Portfolio Manager	2020
Darren Powell, CFA	Senior Portfolio Manager	Portfolio Manager	March 2021

Mr. White joined one of the Columbia Management legacy firms or acquired business lines in 2006. Mr. White began his investment career in 1998 and earned a B.S. in Finance and a B.S. in Marketing from Boston College.

Mr. Cameron joined one of the Columbia Management legacy firms or acquired business lines in 2008. He was a portfolio manager and managing member of Cameron Global Investments LLC during the period 2003 to 2008. Mr. Cameron began his investment career in 1983 and earned a B.A. from the University of Toronto.

Mr. Vickery joined the Investment Manager in 2010. Mr. Vickery began his investment career in 2006 and earned a B.B.A. at the University of Georgia and an MBA from the Kellogg School of Management at Northwestern University.

Mr. Lin joined the Investment Manager in 2019. Prior to joining the Investment Manager, Mr. Lin worked as a senior analyst at Yulan Capital, LLC Group and previously worked as an analyst at Surveyor Capital (Citadel, LLC.), Merchants’ Gate Capital, LP and J.P. Morgan Securities. Mr. Lin began his investment career in 2006 and earned a Bachelor of Commerce degree from Queen’s University and an MBA from the Wharton School, University of Pennsylvania.

Mr. Powell joined the Investment Manager in 2016. Prior to joining the Investment Manager, Mr. Powell was an equity research analyst at Wellington Management from 2004 to 2016. Mr. Powell began his investment career in 2000 and earned a B.A. from Colby College.

Columbia Mid Cap Growth Fund

Portfolio Manager	Title	Role with Fund	Since
Daniel Cole, CFA	Senior Portfolio Manager	Co-Portfolio Manager	April 2021
Erika K. Maschmeyer, CFA	Director of Research (U.S.), Senior Portfolio Manager and Analyst at Columbia Wanger Asset Management, LLC, an investment advisory affiliate of Columbia Management Investment Advisers, LLC	Co-Portfolio Manager	2018
John L. Emerson, CFA	Senior Portfolio Manager and Analyst at Columbia Wanger Asset Management, LLC, an investment advisory affiliate of Columbia Management Investment Advisers, LLC	Co-Portfolio Manager	2018

Mr. Cole joined the Investment Manager in 2014. Mr. Cole began his investment career in 1993 and earned a B.S. from Guilford College and an M.B.A. in finance from Virginia Polytechnic Institute and State University.

Ms. Maschmeyer joined Columbia WAM, an Affiliate, in 2016. Prior to joining Columbia WAM, Ms. Maschmeyer was a research analyst at an investment advisory firm where she was responsible for U.S. consumer discretionary/staples investments. Ms. Maschmeyer began her investment career in 2001 and earned a B.A. from Denison University and an M.B.A from the University of Chicago.

Mr. Emerson joined Columbia WAM, an Affiliate, in 2003. Prior to joining Columbia WAM, Mr. Emerson was an equity research analyst for an equity research firm. Mr. Emerson began his investment career in 2002 and earned a B.S. from the University of Missouri and an M.B.A from the University of Chicago.

Columbia Total Return Bond Fund

Portfolio Manager	Title	Role with Fund	Since
Jason Callan	Senior Portfolio Manager and Head of Structured Assets	Lead Portfolio Manager	2016
Gene Tannuzzo, CFA	Deputy Global Head of Fixed Income and Senior Portfolio Manager	Portfolio Manager	2017
Alexandre (Alex) Christensen, CFA	Portfolio Manager	Portfolio Manager	2021

Mr. Callan joined the Investment Manager in 2007. Mr. Callan began his investment career in 2004 and earned a B.S. from the University of Minnesota and an M.B.A. from the University of Minnesota Carlson School of Management.

Mr. Tannuzzo joined the Investment Manager in 2003. Mr. Tannuzzo began his investment career in 2003 and earned a B.S.B. and an M.B.A. from the University of Minnesota Carlson School of Management.

Mr. Christensen joined the Investment Manager in 2015. Mr. Christensen began his investment career in 2014 and earned a B.A. in Economics and Political Science from Washington University in St. Louis and a MSc in Economics from the London School of Economics.

Columbia Corporate Income Fund

Portfolio Manager	Title	Role with Fund	Since
Tom Murphy, CFA	Vice President, Senior Portfolio Manager and Head of Investment Grade Credit	Lead Portfolio Manager	2012
Royce D. Wilson, CFA	Senior Portfolio Manager	Portfolio Manager	2020
John Dawson, CFA	Portfolio Manager	Portfolio Manager	2020

Mr. Murphy joined the Investment Manager in 2002. Mr. Murphy began his investment career in 1986 and earned a B.B.A. from the University of Notre Dame and an M.B.A. from the University of Michigan.

Mr. Wilson joined the Investment Manager in 2007. Mr. Wilson began his investment career in 2002 and earned a B.B.A. from Western Connecticut State University.

Mr. Dawson joined one of the Columbia Management legacy firms or acquired business lines in 2004. Mr. Dawson began his investment career in 1996 and earned a B.A. in Economics from Bucknell University and an M.B.A. with concentrations in Finance and Accounting from Indiana University.

Columbia Intermediate Municipal Bond Fund

Portfolio Manager	Title	Role with Fund	Since
Paul Fuchs, CFA	Senior Portfolio Manager	Lead Portfolio Manager	2012
Anders Myhran, CFA	Senior Portfolio Manager	Portfolio Manager	2019
Deborah Vargo	Senior Portfolio Manager	Portfolio Manager	2017

Mr. Fuchs joined one of the Columbia Management legacy firms or acquired business lines in 1999. Mr. Fuchs began his investment career in 1990 and earned a B.S. in Finance from the University of Massachusetts and an M.B.A. from Suffolk University.

Mr. Myhran joined the Investment Manager in 1992. Mr. Myhran began his investment career in 1992 and earned a B.A. in business with majors in finance and quantitative analysis from the University of Wisconsin.

Ms. Vargo joined one of the Columbia Management legacy firms or acquired business lines in 2007. Ms. Vargo began her investment career in 1984 and earned a B.S. from Boston University.

Additional Investment Strategies and Policies. This section describes certain investment strategies and policies that each Acquiring Fund may utilize in pursuit of its investment objective and some additional factors and risks involved with investing in the Fund.

Investment Guidelines

As a general matter, and except as specifically described in the discussion of an Acquiring Fund’s principal investment strategies in this Combined Proxy Statement/Prospectus or as otherwise required by the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief, whenever an investment policy or limitation states a percentage of the Acquiring Fund’s assets that may be invested in any security or other asset or sets forth a policy regarding an investment standard, compliance with that percentage limitation or standard will be determined solely at the time of the Acquiring Fund’s investment in the security or asset.

Holding Other Kinds of Investments

Each Acquiring Fund may hold other investments that are not part of its principal investment strategies. These investments and their risks are described below and/or in the Acquiring Fund’s SAI. The Acquiring Fund may choose not to invest in certain securities described herein and in the Acquiring Fund’s SAI, although it has the ability to do so. Information on the Acquiring Fund’s holdings can be found in the Acquiring Fund’s shareholder reports or by visiting columbiathreadneedleus.com.

Transactions in Derivatives

Each Acquiring Fund may enter into derivative transactions or otherwise have exposure to derivative transactions through underlying investments. Derivatives are financial contracts whose values are, for example, based on (or “derived” from) traditional securities (such as a stock or bond), assets (such as a commodity like gold or a foreign currency), reference rates (such as the Secured Overnight Financing Rate (commonly known as “SOFR”) or the London Interbank Offered Rate (commonly known as “LIBOR”)) or market indices (such as the Standard & Poor’s 500® Index). The use of derivatives is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. Derivatives involve special risks and may result in losses or may limit an Acquiring Fund’s potential gain from favorable market movements. Derivative strategies often involve leverage, which may exaggerate a loss, potentially causing an Acquiring Fund to lose more money than it would have lost had it invested in the underlying security or other asset directly. The values of derivatives may move in unexpected ways, especially in unusual market conditions, and may result in increased volatility in the value of the derivative and/or the Acquiring Fund’s shares, among other consequences. The use of derivatives may also increase the amount of taxes payable by shareholders holding shares in a taxable account.

Other risks arise from an Acquiring Fund’s potential inability to terminate or to sell derivative positions. A liquid secondary market may not always exist for the Acquiring Fund’s derivative positions at times when the Acquiring Fund might wish to terminate or to sell such positions. Over-the-counter instruments (investments not traded on an exchange) may be illiquid, and transactions in derivatives traded in the over-the-counter market are subject to the risk that the other party will not meet its obligations. The use of derivatives also involves the risks of mispricing or improper valuation and that changes in the value of the derivative may not correlate perfectly with the underlying security, asset, reference rate or index. The Acquiring Fund also may not be able to find a suitable derivative transaction counterparty, and thus may be unable to engage in derivative transactions when it is deemed favorable to do so, or at all. U.S. federal legislation has been enacted that provides for new clearing, margin, reporting and registration requirements for participants in the derivatives market. These changes could restrict and/or impose significant costs or other burdens upon the Acquiring Fund’s participation in derivatives transactions. For more information on the risks of derivative investments and strategies, see the applicable Acquiring Fund’s SAI.

Investing in Affiliated Funds

Columbia or an affiliate serves as investment adviser to mutual funds using the Columbia brand (“Columbia Funds”), including those that are structured as “fund-of-funds”, and provides asset-allocation services to (i) shareholders by investing in shares of other Columbia Funds, which may include each Acquiring Fund (collectively referred to in this section as “Underlying Funds”), and (ii) discretionary managed accounts (collectively referred to as affiliated products) that invest exclusively in Underlying Funds. These affiliated products, individually or collectively, may own a significant percentage of the outstanding shares of one or more Underlying Funds, and Columbia seeks to balance potential conflicts of interest between the affiliated products and the Underlying Funds in which they invest. The affiliated products’ investment in the Underlying Funds may have the effect of creating economies of scale, possibly resulting in lower expense ratios for the Underlying Funds, because the affiliated products may own substantial portions of the shares of Underlying Funds. However, redemption of Underlying Fund shares by one or more affiliated products could cause the expense ratio of an Underlying Fund to increase, as its fixed costs would be spread over a smaller asset base. Because of large positions of certain affiliated products, the Underlying Funds may experience relatively large inflows and outflows of cash due to affiliated products’ purchases and sales of Underlying Fund shares.

Although Columbia or its affiliate may seek to minimize the impact of these transactions where possible, for example, by structuring them over a reasonable period of time or through other measures, Underlying Funds may experience increased expenses as they buy and sell portfolio securities to manage the cash flow effect related to these transactions. Further, when Columbia or its affiliate structures transactions over a reasonable period of time in order to manage the potential impact of the buy and sell decisions for the affiliated products, those affiliated products, including funds-of-funds, may pay more or less (for purchase activity), or receive more or less (for redemption activity), for shares of the Underlying Funds than if the transactions were executed in one transaction. In addition, substantial redemptions by affiliated products within a short period of time could require the Underlying Fund to liquidate positions more rapidly than would otherwise be desirable, which may have the effect of reducing or eliminating potential gain or causing it to realize a loss. In order to meet such redemptions, an Underlying Fund may be forced to sell its liquid (or more liquid) positions, leaving the Underlying Fund holding, post-redemption, a relatively larger position in illiquid investments (any investment that the Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment) or less liquid securities. Substantial redemptions may also adversely affect the ability of the Underlying Fund to implement its investment strategy. Columbia or its affiliate also has a conflict of interest in determining the allocation of affiliated products’ assets among the Underlying Funds, as it earns different fees from the various Underlying Funds.

Investing in Money Market Funds

Each Acquiring Fund may invest cash in, or hold as collateral for certain investments, shares of registered or unregistered money market funds, including funds advised by Columbia or its affiliates. These funds are not insured or guaranteed by the Federal Deposit Insurance Corporation (“FDIC”) or any other government agency. Each Acquiring Fund and its shareholders indirectly bear a portion of the expenses of any money market fund or other fund in which the Acquiring Fund may invest.

Lending of Portfolio Securities

Each Acquiring Fund may lend portfolio securities to broker-dealers or other financial intermediaries on a fully collateralized basis in order to earn additional income. An Acquiring Fund may lose money from securities lending if, for example, it is delayed in or prevented from selling the collateral after the loan is made or recovering the securities loaned or if it incurs losses on the reinvestment of cash collateral. The Acquiring Funds currently do not participate in the securities lending program but the Acquiring Trust may determine to renew participation in the future. For more information on lending of portfolio securities and the risks involved, see the applicable Acquiring Fund’s SAI and the annual and semiannual reports to shareholders.

Investing Defensively

Each Acquiring Fund may from time to time take temporary defensive investment positions that may be inconsistent with the Acquiring Fund’s principal investment strategies in attempting to respond to adverse market, economic, political, social or other conditions, including, without limitation, investing some or all of its assets in money market instruments or shares of affiliated or unaffiliated money market funds or holding some or all of its assets in cash or cash equivalents. Each Acquiring Fund may take such defensive investment positions for as long a period as deemed necessary. Each Acquiring Fund may not achieve its investment objective while it is investing defensively. Investing defensively may adversely affect Acquiring Fund performance. During these times, the portfolio managers may make frequent portfolio holding changes, which could result in increased trading expenses and taxes, and decreased Acquiring Fund performance. See also Investing in Money Market Funds above for more information.

Other Strategic and Investment Measures

Each Acquiring Fund may also from time to time take temporary portfolio positions that may or may not be consistent with the Acquiring Fund’s principal investment strategies in attempting to respond to adverse market, economic, political, social or other conditions, including, without limitation, investing in derivatives, such as forward contracts, futures contracts, options, structured investments and swaps, for various purposes, including among others, investing in particular derivatives in seeking to reduce investment exposures, or in seeking to achieve indirect investment exposures, to a sector, country, region or currency where Columbia believes such positioning is appropriate. Each Acquiring Fund may take such portfolio positions for as long a period as deemed necessary. While the Acquiring Fund is so positioned, derivatives could comprise a substantial portion of the Acquiring Fund’s investments and the Acquiring Fund may not achieve its investment objective. Investing in this manner may adversely affect Acquiring Fund performance. During these times, the portfolio managers may make frequent portfolio holding changes, which could result in increased trading expenses and taxes, and decreased Acquiring Fund performance. For information on the risks of investing in derivatives, see Transactions in Derivatives above.

eDelivery and Mailings to Households

In order to reduce shareholder expenses, each Acquiring Fund may mail only one copy of the Acquiring Fund’s prospectus and each annual and semiannual report to those addresses shared by two or more accounts. If you wish to receive separate copies of these documents, call 800.345.6611 or, if your shares are held through a financial intermediary, contact your intermediary directly. Additionally, you may elect to enroll in eDelivery to receive electronic versions of these documents, as well as quarterly statements and supplements, by logging into your account at www.columbiathreadneedleus.com/investor.

Cash Flows

The timing and magnitude of cash inflows from investors acquiring Acquiring Fund shares could prevent the Acquiring Fund from always being fully invested. Conversely, the timing and magnitude of cash outflows to shareholders redeeming Acquiring Fund shares could require the Acquiring Fund to sell portfolio securities at less than opportune times or to hold ready reserves of uninvested cash in amounts larger than might otherwise be the case to meet shareholder redemptions. Either situation could adversely impact an Acquiring Fund’s performance.

Understanding Annual Fund Operating Expenses

Each Acquiring Fund’s annual operating expenses, as presented in the Annual Fund Operating Expenses table in the Summary sections of this Combined Proxy Statement/Prospectus reflect the Acquiring Fund’s fee arrangements as of the date of this Combined Proxy Statement/Prospectus and, unless indicated otherwise, are based on expenses incurred during the Acquiring Fund’s most recent fiscal period. The Acquiring Fund’s assets will fluctuate, but unless indicated otherwise in the Annual Fund Operating Expenses table, no adjustments have been or will be made to the expense ratios to reflect any differences in the Acquiring Fund’s average net assets between the most recently completed fiscal period and the date of this Combined Proxy Statement/Prospectus or a later date. In general, an Acquiring Fund’s expense ratios will increase as its net assets decrease, such that the Fund’s actual expense ratios may be higher than the expense ratios presented in the Annual Fund Operating Expenses table if assets fall. As applicable, any commitment by Columbia and/or its affiliates to waive fees and/or cap (reimburse) expenses is expected, in part, to limit the impact of any increase in the Acquiring Fund’s expense ratios that would otherwise result because of a decrease in the Acquiring Fund’s assets in the current fiscal year. An Acquiring Fund’s annual operating expenses are comprised of (i) investment management fees, (ii) distribution and/or service fees, and (iii) other expenses. Management fees do not vary by class, but distribution and/or service fees and other expenses may vary by class.

Fee Waiver/Expense Reimbursement Arrangements and Impact on Past Performance

FUNDamentalsTM

Other Expenses

“Other expenses” consist of the fees an Acquiring Fund pays to its custodian, transfer agent, auditors, lawyers and trustees, costs relating to compliance and miscellaneous expenses. Generally, these expenses are allocated on a pro rata basis across all share classes. These fees include certain sub-transfer agency and shareholder servicing fees. Transfer agency fees and certain shareholder servicing fees, however, are class specific. They differ by share class because the shareholder services provided to each share class may be different. Accordingly, the differences in “other expenses” among share classes are primarily the result of the different transfer agency and shareholder servicing fees applicable to each share class. For more information on these fees, see Section D. Additional Information Applicable to the Acquiring Funds – Financial Intermediary Compensation.

Columbia and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) through the dates indicated below, unless sooner terminated at the sole discretion of the Acquiring Trust, so that an Acquiring Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Acquiring Fund’s custodian, do not exceed the annual rates as set forth in the tables below. Each Acquiring Fund offers additional classes besides those disclosed in the tables below; however, the tables below only provide information for those classes that are involved in the Reorganizations.

Columbia Emerging Markets Fund (through December 31, 2023)	Expense Cap
Class Adv	1.22%
Class A	1.47%

Columbia Mid Cap Growth Fund (through December 31, 2023)	Expense Cap
Class Adv	0.95%
Class A	1.20%
Class Inst3	0.86%

Columbia Total Return Bond Fund (through August 31, 2023)	Expense Cap(1)
Class Adv	0.49%
Class A	0.74%

Columbia Corporate Income Fund (through August 31, 2023)	Expense Cap(2)
Class Adv	0.62%
Class A	0.87%

Columbia Intermediate Municipal Bond Fund (through February 28, 2023)	Expense Cap(3)
Class Adv	0.41%
Class A	0.61%

Columbia Strategic Income Fund (through December 31, 2023)	Expense Cap
Class Adv	0.73%
Class A	0.98%

(1)

Columbia and certain of its affiliates have further contractually agreed, effective upon the closing of the Reorganization to waive fees and/or to reimburse expenses (excluding transaction costs and certain other investment-related expenses, interest, taxes, acquired fund fees and expenses, and infrequent and/or unusual expenses) through August 31, 2024, unless sooner terminated at the sole discretion of the Columbia Funds Board. Under this agreement, Columbia Total Return Bond Fund’s net operating expenses, subject to applicable exclusions, will not exceed the annual rates of 0.49% for Class Adv and 0.74% for Class A.

(2)

Columbia and certain of its affiliates have further contractually agreed, effective upon the closing of the Reorganization to waive fees and/or to reimburse expenses (excluding transaction costs and certain other investment-related expenses, interest, taxes, acquired fund fees and expenses, and infrequent and/or unusual expenses) through August 31, 2024, unless sooner terminated at the sole discretion of the Columbia Funds Board. Under this agreement, Columbia Corporate Income Fund’s net operating expenses, subject to applicable exclusions, will not exceed the annual rates of 0.62% for Class Adv and 0.87% for Class A.

(3)

Columbia and certain of its affiliates have further contractually agreed, effective upon the closing of the Reorganization to waive fees and/or to reimburse expenses (excluding transaction costs and certain other investment-related expenses, interest, taxes, acquired fund fees and expenses, and infrequent and/or unusual expenses) through February 29, 2024, unless sooner terminated at the sole discretion of the Columbia Funds Board. Under this agreement, Columbia Intermediate Municipal Bond Fund’s net operating expenses, subject to applicable exclusions, will not exceed the annual rates of 0.41% for Class Adv and 0.61% for Class A.

Under the agreement, the following fees and expenses are excluded from an Acquiring Fund’s operating expenses when calculating the waiver/reimbursement commitment, and therefore will be paid by the Acquiring Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investment in affiliated and non-affiliated pooled investment vehicles (including mutual funds and ETFs), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, infrequent and/or unusual expenses and any other expenses the exclusion of which is specifically approved by the Acquiring Trust. This agreement may be modified or amended only with approval from all parties.

Effect of Fee Waivers and/or Expense Reimbursements on Past Performance. Each Acquiring Fund’s returns shown in the Performance Information section of this Combined Proxy Statement/Prospectus reflect the effect of any fee waivers and/or reimbursements of Acquiring Fund expenses by Columbia and/or any of its affiliates that were in place during the performance period shown. Without such fee waivers/expense reimbursements, the Acquiring Fund’s returns might have been lower.

Primary Service Providers

The Acquiring Funds enter into contractual arrangements (“Service Provider Contracts”) with various service providers, including, among others, Columbia, Columbia Management Investment Distributors, Inc. (the “Distributor”), Columbia Management Investment Services Corp. (the “Transfer Agent”) and the Acquiring Funds’ custodian. Each Acquiring Fund’s Service Provider Contracts are solely among the parties thereto. Shareholders are not parties to, or intended to be third-party beneficiaries of, any Service Provider Contracts. Further, neither an Acquiring Fund’s prospectus, SAI or any Service Provider Contracts are intended to give rise to any agreement, duty, special relationship or other obligation between an Acquiring Fund and any investor, or give rise to any contractual, tort or other rights in any individual shareholder, group of shareholders or other person, including any right to assert a fiduciary or other duty, enforce the Service Provider Contracts against the parties or to seek any remedy thereunder, either directly or on behalf of the Acquiring Fund. Nothing in the previous sentence should be read to suggest any waiver of any rights under federal or state securities laws.

Columbia, the Distributor, and the Transfer Agent are all affiliates of Ameriprise Financial. They and their affiliates currently provide key services, including investment advisory, administration, distribution, shareholder servicing and transfer agency services, to the Acquiring Funds and various other funds, including the Columbia Funds, and are paid for providing these services. These service relationships are described below.

The Investment Manager

Columbia is located at 290 Congress Street, Boston, MA 02210 and serves as investment adviser and administrator to the Acquiring Funds. Columbia is a registered investment adviser and a wholly-owned subsidiary of Ameriprise Financial. Columbia’s management experience covers all major asset classes, including equity securities, debt instruments and money market instruments. In addition to serving as an investment adviser to traditional mutual funds, ETFs and closed-end funds, Columbia acts as an investment adviser for itself, its affiliates, individuals, corporations, retirement plans, private investment companies and financial intermediaries.

Subject to oversight by the Acquiring Trust, Columbia manages the day-to-day operations of each Acquiring Fund, determining what securities and other investments each Acquiring Fund should buy or sell and executing portfolio transactions. Columbia may use the research and other capabilities of its affiliates and third parties in managing the Acquiring Funds’ investments. Columbia is also responsible for overseeing the administrative operations of the Acquiring Funds, including the general supervision of each Acquiring Fund’s operations, the coordination of the Acquiring Fund’s other service providers and the provision of related clerical and administrative services.

The SEC has issued an order that permits Columbia, subject to the approval of the Acquiring Trust, to appoint unaffiliated subadvisers by entering into subadvisory agreements with them, and to change in material respects the terms of those subadvisory agreements, including the fees paid thereunder, for an Acquiring Fund without first obtaining shareholder approval, thereby avoiding the expense and delays typically associated with obtaining shareholder approval. An Acquiring Fund is required to furnish shareholders with information about new subadvisers retained in reliance on the order within 90 days after hiring the subadviser. Columbia and its affiliates may have other relationships, including significant financial relationships, with current or potential subadvisers or their affiliates, which may create certain conflicts of interest. When making recommendations to the Acquiring Trust to appoint or to change a subadviser, or to change the terms of a subadvisory agreement, Columbia discloses to the Acquiring Trust the nature of any such material relationships. At present, Columbia has not engaged any investment subadviser for any of the Acquiring Funds.

Each Acquiring Fund pays Columbia a fee for its management services, which include investment advisory services and administrative services. The fee is calculated as a percentage of the daily net assets of the Acquiring Fund and is paid monthly.

A discussion regarding the basis for the Columbia Funds Board’s approval of the renewal of the Acquiring Funds’ management agreement is available in the Funds’ semiannual report to shareholders for the fiscal period ended October 31, 2020 for Columbia Total Return Bond Fund and Columbia Corporate Income Fund, the Funds’ annual report to shareholders for the fiscal period ended August 31, 2020 for Columbia Strategic Income Fund, Columbia Emerging Markets Fund and Columbia Mid Cap Growth Fund and the Fund’s annual report to shareholders for the fiscal period ended October 31, 2020 for Columbia Intermediate Municipal Bond Fund.

The Distributor

Shares of each Acquiring Fund are distributed by Columbia Management Investment Distributors, Inc., which is located at 290 Congress Street, Boston, MA 02210. The Distributor is a registered broker-dealer and an indirect, wholly-owned subsidiary of Ameriprise Financial. The Distributor and its affiliates may pay commissions, distribution and service fees and/or other compensation to entities, including Ameriprise Financial affiliates, for selling shares and providing services to investors.

The Transfer Agent

Columbia Management Investment Services Corp. is a registered transfer agent and wholly-owned subsidiary of Ameriprise Financial. The Transfer Agent is located at 290 Congress Street, Boston, MA 02210, and its responsibilities include processing purchases, redemptions and exchanges of Acquiring Fund shares, calculating and paying distributions, maintaining shareholder records, preparing account statements and providing customer service. The Transfer Agent has engaged DST Asset Manager Solutions, Inc. to provide various shareholder or “sub-transfer agency” services. In addition, the Transfer Agent enters into agreements with various financial intermediaries through which you may hold Acquiring Fund shares, pursuant to which the Transfer Agent pays these financial intermediaries for providing certain shareholder services. Depending on the type of account, each Acquiring Fund pays the Transfer Agent a per account fee or a fee based on the assets invested through omnibus accounts, and reimburses the Transfer Agent for certain out-of-pocket expenses, including certain payments to financial intermediaries through which shares are held.

Other Roles and Relationships of Ameriprise Financial and its Affiliates — Certain Conflicts of Interest

Columbia, the Distributor and the Transfer Agent, all affiliates of Ameriprise Financial, provide various services to the Acquiring Funds and other Columbia Funds for which they are compensated. Ameriprise Financial and its other affiliates may also provide other services to these funds and be compensated for them.

Columbia and its affiliates may provide investment advisory and other services to other clients and customers substantially similar to those provided to the Acquiring Funds. These activities, and other financial services activities of Ameriprise Financial and its affiliates, may present actual and potential conflicts of interest and introduce certain investment constraints.

Ameriprise Financial is a major financial services company, engaged in a broad range of financial activities beyond the fund-related activities of Columbia, including, among others, insurance, broker-dealer (sales and trading), asset management, banking and other financial activities. These additional activities may involve multiple advisory, financial, insurance and other interests in securities and other instruments, and in companies that issue securities and other instruments, that may be bought, sold or held by the Acquiring Funds.

Conflicts of interest and limitations that could affect an Acquiring Fund may arise from, for example, the following:

•	compensation and other benefits received by Columbia and other Ameriprise Financial affiliates related to the management/administration of an Acquiring Fund and the sale of its shares;

•

the allocation of, and competition for, investment opportunities among the Acquiring Funds, other funds and accounts advised/managed by Columbia and other Ameriprise Financial affiliates, or Ameriprise Financial itself and its affiliates;

•	separate and potentially divergent management of an Acquiring Fund and other funds and accounts advised/ managed by Columbia and other Ameriprise Financial affiliates;

•	regulatory and other investment restrictions on investment activities of Columbia and other Ameriprise Financial affiliates and accounts advised/managed by them;

•	insurance and other relationships of Ameriprise Financial affiliates with companies and other entities in which an Acquiring Fund invests; and

•	regulatory and other restrictions relating to the sharing of information between Ameriprise Financial and its affiliates, including Columbia, and an Acquiring Fund.

Columbia and Ameriprise Financial have adopted various policies and procedures that are intended to identify, monitor and address conflicts of interest. However, there is no assurance that these policies, procedures and disclosures will be effective.

Additional information about Ameriprise Financial and the types of conflicts of interest and other matters referenced above is set forth in the Investment Management and Other Services – Other Roles and Relationships of Ameriprise Financial and its Affiliates – Certain Conflicts of Interest section of each Acquiring Fund’s SAI. Investors should carefully review these disclosures and consult with their financial advisor if they have any questions.

Certain Legal Matters

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Acquiring Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Acquiring Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Acquiring Funds. Information regarding certain pending and settled legal proceedings may be found in the Acquiring Funds’ shareholder reports and SAIs. Additionally, Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the SEC on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at sec.gov.

Columbia Fund Shares

The Acquiring Funds generally share the same policies and procedures for investor services, as described below. Not all of the Acquiring Funds offer every class of shares. The Acquiring Funds offers share classes as set forth in the Capitalization tables above in “Section A—Proposals 1-6: Reorganization Proposals – Capitalization.”

Acquiring Funds Contact Information. Additional information about the Acquiring Funds, including sales charges and other class features and policies, can be obtained, free of charge, at columbiathreadneedleus.com, by calling toll-free 800.345.6611, or by writing (regular mail) to Columbia Management Investment Services Corp., P.O. Box 219104, Kansas City, MO 64121- 9104 or (express mail) Columbia Management Investment Services Corp., c/o DST Asset Manager Solutions, Inc., 430 W. 7th Street, Suite 219104, Kansas City, MO 64105-1407.

FUNDamentalsTM

Financial Intermediaries

The term “financial intermediary” refers to the selling and servicing agents that are authorized to sell and/or service shares of the Acquiring Funds. Financial intermediaries include broker-dealers and financial advisors as well as firms that employ broker-dealers and financial advisors, including, for example, brokerage firms, banks, investment advisers, third party administrators and other firms in the financial services industry.

Omnibus Accounts

The term “omnibus account” refers to a financial intermediary’s account with an Acquiring Fund (held directly through the Transfer Agent) that represents the combined holdings of, and transactions in, Acquiring Fund shares of one or more clients of the financial intermediary (beneficial Fund shareholders). Omnibus accounts are held in the name of the financial intermediaries and not in the name of the beneficial Acquiring Fund shareholders invested in the Acquiring Fund through omnibus accounts.

Retirement Plans and Omnibus Retirement Plans

The term “retirement plan” refers to retirement plans created under Sections 401(a), 401(k), 457 and 403(b) of the Code, and non-qualified deferred compensation plans governed by Section 409A of the Code and similar plans, but does not refer to individual retirement plans, such as traditional IRAs and Roth IRAs. The term “omnibus retirement plan” refers to a retirement plan that has a plan-level or omnibus account with the Transfer Agent.

Networked Accounts

Networking, offered by the Depository Trust & Clearing Corporation’s Wealth Management Services (WMS), is the industry standard IT system for mutual fund account reconciliation and dividend processing.

Summary of Share Class Features. Each share class of the Acquiring Funds has its own investment eligibility criteria, cost structure and other features. You may not be eligible to invest in every share class. Your financial intermediary may not make every share class available or may cease to make available one or more share classes of an Acquiring Fund. The share class you select through your financial intermediary may have higher fees and/or sales charges than other classes of shares available through other financial intermediaries. An investor transacting in a class of Acquiring Fund shares without any front-end sales charge, contingent deferred sales charge (“CDSC”), or other asset-based fee for sales or distribution, such as a Rule 12b-1 fee, may be required to pay a commission to the financial intermediary for effecting such transactions. Each investor’s personal situation is different and you may wish to discuss with your financial intermediary the share classes an Acquiring Fund offers, which share classes are available to you and which share class(es) is/are appropriate for you. In all instances, it is your responsibility to notify your financial intermediary or (for Direct-at-Fund Accounts, as defined below) an Acquiring Fund at the time of purchase of any relationship or other facts that may qualify you for sales charge waivers or discounts. Each of the Acquiring Funds, the Distributor and the Transfer Agent do not provide investment advice or make recommendations regarding Acquiring Fund share classes. Your financial intermediary may provide advice and recommendations to you, such as which share class(es) is/are appropriate for you.

When deciding which class of shares to buy, you should consider, among other things:

•	The amount you plan to invest.

•	How long you intend to remain invested in an Acquiring Fund.

•	The fees (e.g., sales charge or “load”) and expenses for each share class.

•	Whether you may be eligible for a reduction or waiver of sales charges when you buy or sell shares.

FUNDamentalsTM

Front-End Sales Charge Calculation

The front-end sales charge is calculated as a percentage of the offering price.

The net asset value (“NAV”) per share is the price of a share calculated by each Acquiring Fund every business day. The offering price per share is the NAV per share plus any front-end sales charge (or load) that applies.

The dollar amount of any applicable front-end sales charge is the difference between the offering price of the shares you buy and the NAV of those shares. To determine the front-end sales charge you will pay when you buy Class A shares, each Acquiring Fund will add the amount of your investment to the value of your account (and any other accounts eligible for aggregation of which you or your financial intermediary notifies the Fund) and base the sales charge on the aggregate amount. For information on account value aggregation, sales charge waivers and other important information, see Choosing a Share Class – Reductions/Waivers of Sales Charges

FUNDamentalsTM

Contingent Deferred Sales Charge

A contingent deferred sales charge (“CDSC”) is a sales charge applied at the time you sell your shares, unlike a front-end sales charge that is applied at the time of purchase. A CDSC can vary based on the length of time that you have held your shares. A CDSC is applied to the NAV at the time of your purchase or sale, whichever is lower, and will not be applied to any shares you receive through Acquiring Fund distribution reinvestments or any amount that represents appreciation in the value of your shares. For purposes of calculating a CDSC, the start of the holding period is generally the first day of the month in which your purchase was made.

When you place an order to sell shares of a class that has a CDSC, the Acquiring Fund will first redeem any shares that are not subject to a CDSC, followed by those you have held the longest. This means that if a CDSC is imposed, you cannot designate the individual shares being redeemed for U.S. federal income tax purposes. You should consult your tax advisor about the tax consequences of investing in the Acquiring Fund. In certain circumstances, the CDSC may not apply. See Choosing a Share Class – Reductions/Waivers of Sales Charges for details.

The sales charge reductions and waivers available to investors who purchase and hold their Acquiring Fund shares through different financial intermediaries may vary. Appendix A describes financial intermediary-specific reductions and/or waiver policies. A shareholder transacting in Acquiring Fund shares through a financial intermediary identified in Appendix A should carefully read the terms and conditions of Appendix A. A reduction and/or waiver that is specific to a particular financial intermediary is not available to Direct-at-Fund Accounts, as defined below, or through another financial intermediary. The information in Appendix A may be provided by, or compiled from or based on information provided by the financial intermediaries identified in Appendix A. To obtain additional information regarding any sales charge reduction and/or waiver described in Appendix A, and to ensure that you receive any such reductions or waivers that may be available to you, please consult your financial intermediary.

Sales Charges and Commissions. Sales charges, commissions, and distribution fees compensate financial intermediaries (typically your financial advisor) for selling shares to you, and service fees compensate financial intermediaries for maintaining and servicing the shares held in your account with them. Distribution and service fees are discussed in a separate sub-section below. Depending on which share class you choose and the financial intermediary through which you purchase your shares, you may pay these charges at potentially different levels at the outset as a front-end sales charge, at the time you sell your shares as a CDSC and/or over time in the form of distribution and/or service fees.

As described in more detail below, Class A shares have a front-end sales charge, which is deducted from your purchase price when you buy your shares, and results in a smaller dollar amount being invested in an Acquiring Fund than the purchase price you pay (unless you qualify for a waiver or reduction of the sales charge). Each Acquiring Fund’s other share classes do not have a front-end sales charge, so the full amount of your purchase price is invested in those classes. Class A shares have lower ongoing distribution and/or service fees than Class C and Class R shares of an Acquiring Fund. Over time, Class C and Class R shares can incur distribution and/or service fees that are equal to or more than the front-end sales charge and the distribution and/or service fees you would pay for Class A shares.

Although the full amount of your purchase price of Class C and Class R shares is invested in an Acquiring Fund, your return on this money will be reduced by the expected higher annual expenses of Class C and Class R shares. In this regard, note that Class C shares will generally automatically convert to Class A shares of the same Acquiring Fund in the month of or the month following the 10-year anniversary of the Class C shares purchase date. Each Acquiring Fund may convert Class C shares held through a financial intermediary to Class A shares sooner in connection with the withdrawal of Class C shares of the Acquiring Fund from the financial intermediary’s platform or accounts. No sales charge or other charges will apply in connection with such conversions, and conversions are free from U.S. federal income tax. Once your Class C shares convert to Class A shares, your total returns from an investment in an Acquiring Fund may increase as a result of the lower operating costs of Class A shares, Class Adv, Class Inst, Class Inst2 and Class Inst3 shares of the Acquiring Fund do not have distribution and/or service fees.

Whether the ultimate cost is higher for one share class over another depends on the amount you invest, how long you hold your shares, the fees (i.e., sales charges) and expenses of the class and whether you are eligible for reduced or waived sales charges, if available. You are responsible for choosing the share class most appropriate for you after taking into account your share class eligibility, class-specific features, and any applicable reductions in, or waivers of, sales charges. For more information, see Choosing a Share Class – Reductions/Waivers of Sales Charges. We encourage you to consult with a financial advisor who can help you with your investment decisions. Please contact your financial intermediary for more information about services, fees and expenses, and other important information about investing in an Acquiring Fund, as well as with any questions you may have about your investing options. In all instances, it is your responsibility to notify your financial intermediary or (for Direct-at-Fund Accounts, as defined below), an Acquiring Fund at the time of purchase of any relationship or other facts that may qualify you for sales charge waivers or discounts.

Class A Shares — Front-End Sales Charge. Unless your purchase qualifies for a waiver (e.g., you buy the shares through reinvested Acquiring Fund dividends or distributions or subject to an applicable financial intermediary-specific waiver), you will pay a front-end sales charge when you buy Class A shares, resulting in a smaller dollar amount being invested in a Fund than the purchase price you pay. The Class A shares sales charge is waived on Class C shares converted to Class A shares. For more information about sales charge waivers and reduction opportunities, see Choosing a Share Class – Reductions/Waivers of Sales Charges and Appendix A.

The Distributor receives the sales charge and re-allows (or pays) a portion of the sales charge to the financial intermediary through which you purchased the shares. The Distributor retains the balance of the sales charge. The Distributor retains the full sales charge you pay when you purchase shares of an Acquiring Fund directly from the Acquiring Fund (through the Transfer Agent, rather than through a financial intermediary).

The front-end sales charge you will pay on Class A shares:

•	depends on the amount you are investing (generally, the larger the investment, the smaller the percentage sales charge), and

•	is based on the total amount of your purchase and the value of your account (and any other accounts eligible for aggregation of which you or your financial intermediary notifies an Acquiring Fund).

The tables below present the front-end sales charge as a percentage of both the offering price and the net amount invested.

Class A Shares — Front-End Sales Charge — Breakpoint Schedule (Columbia Emerging Markets Funds and Columbia Mid Cap Growth Fund).

Dollar amount of shares bought(a)	Sales charge as a % of the offering price(b)	Sales charge as a % of the net amount invested(b)	Amount retained by or paid to financial intermediaries as a % of the offering price
$0 – $49,999	5.75%	6.10%	5.00%
$50,000 – $99,999	4.50%	4.71%	3.75%
$100,000 – $249,999	3.50%	3.63%	3.00%
$250,000 – $499,999	2.50%	2.56%	2.15%
$500,000 – $999,999	2.00%	2.04%	1.75%
$1,000,000 or more	0.00%	0.00%	0.00	%(c)

(a)

Purchase amounts and account values may be aggregated among all eligible Fund accounts for the purposes of this table. See Choosing a Share Class – Reductions/Waivers of Sales Charges for a discussion of account value aggregation.

(b)

Because the offering price is calculated to two decimal places, the dollar amount of the sales charge as a percentage of the offering price and your net amount invested for any particular purchase of Fund shares may be higher or lower depending on whether downward or upward rounding was required during the calculation process. Purchase price includes the sales charge.

(c)	For information regarding cumulative commissions paid to your financial intermediary when you buy $1 million or more of Class A shares, see Class A Shares – Commissions below.

Class A Shares — Front-End Sales Charge — Breakpoint Schedule (Columbia Corporate Income Fund and Columbia Strategic Income Fund)

Dollar amount of shares bought(a)	Sales charge as a % of the offering price(b)	Sales charge as a % of the net amount invested(b)	Amount retained by or paid to financial intermediaries as a % of the offering price
$0 – $49,999	4.75%	4.99%	4.00%
$50,000 – $99,999	4.25%	4.44%	3.50%
$100,000 – $249,999	3.50%	3.63%	3.00%
$250,000 – $499,999	2.50%	2.56%	2.15%
$500,000 – $999,999	2.00%	2.04%	1.75%
$1,000,000 or more	0.00%	0.00%	0.00	%(c)

(a)

Purchase amounts and account values may be aggregated among all eligible Fund accounts for the purposes of this table. See Choosing a Share Class – Reductions/Waivers of Sales Charges for a discussion of account value aggregation.

(b)

Because the offering price is calculated to two decimal places, the dollar amount of the sales charge as a percentage of the offering price and your net amount invested for any particular purchase of Fund shares may be higher or lower depending on whether downward or upward rounding was required during the calculation process. Purchase price includes the sales charge.

(c)	For information regarding cumulative commissions paid to your financial intermediary when you buy $1 million or more of Class A shares, see Class A Shares – Commissions below.

Class A Shares — Front-End Sales Charge — Breakpoint Schedule (Columbia Total Return Bond Fund)

Dollar amount of shares bought(a)	Sales charge as a % the offering price(b)	Sales charge as a % of the net amount invested(b)	Amount retained by or paid to financial intermediaries as a % of the offering price
$0 – $99,999	3.00%	3.09%	2.50%
$100,000-$249,999	2.50%	2.56%	2.15%
$250,000-$499,999	2.00%	2.04%	1.75%
$500,000–$999,99	1.50%	1.52%	1.25%
$1,000,000 or more	0.00%	0.00%	0.00	%(c)

(a)

Purchase amounts and account values may be aggregated among all eligible Fund accounts for the purposes of this table. See Choosing a Share Class – Reductions/Waivers of Sales Charges for a discussion of account value aggregation.

(b)

Because the offering price is calculated to two decimal places, the dollar amount of the sales charge as a percentage of the offering price and your net amount invested for any particular purchase of Fund shares may be higher or lower depending on whether downward or upward rounding was required during the calculation process. Purchase price includes the sales charge.

(c)	For information regarding cumulative commissions paid to your financial intermediary when you buy $1 million or more of Class A shares, see Class A Shares – Commissions below.

Class A Shares — Front-End Sales Charge — Breakpoint Schedule (Columbia Intermediate Municipal Bond Fund)

Dollar amount of shares bought(a)	Sales charge as a % the offering price(b)	Sales charge as a % of the net amount invested(b)	Amount retained by or paid to financial intermediaries as a % of the offering price
$0 – $99,999	3.00%	3.09%	2.50%
$100,000-$249,999	2.50%	2.56%	2.15%
$250,000-$499,999	1.50%	1.53%	1.25%
$500,000 or more	0.00%	0.00%	0.00	%(c)

(a)

Purchase amounts and account values may be aggregated among all eligible Fund accounts for the purposes of this table. See Choosing a Share Class – Reductions/Waivers of Sales Charges for a discussion of account value aggregation.

(b)

Because the offering price is calculated to two decimal places, the dollar amount of the sales charge as a percentage of the offering price and your net amount invested for any particular purchase of Fund shares may be higher or lower depending on whether downward or upward rounding was required during the calculation process. Purchase price includes the sales charge.

(c)	For information regarding cumulative commissions paid to your financial intermediary when you buy $500,000 or more of Class A shares, see Class A Shares – Commissions below.

Class A Shares — CDSC. In some cases, you’ll pay a CDSC if you sell Class A shares that you purchased without a front-end sales charge.

•

If you purchased Class A shares of any Acquiring Fund (other than Columbia Short Term Municipal Bond Fund) without paying a front-end sales charge because your eligible accounts aggregated between $1 million and $50 million at the time of purchase, you will incur a CDSC if you redeem those shares within 18 months after purchase, which is charged as follows: 1.00% CDSC if shares are redeemed within 12 months after purchase; and 0.50% CDSC if shares are redeemed more than 12, but less than 18, months after purchase. Subsequent Class A share purchases that bring your aggregate account value to $1 million or more (but less than $50 million) will also be subject to a CDSC if you redeem them within 18 months after purchase as described in the previous sentence.

•

If you purchased Class A shares of Columbia Short Term Municipal Bond Fund without paying a front-end sales charge because your eligible accounts aggregated $500,000 or more at the time of purchase, you will incur a CDSC of 0.50% if you redeem those shares within 12 months after purchase. Subsequent Class A share purchases that bring your aggregate account value to $500,000 or more will also be subject to a CDSC of 0.50% if you redeem those shares within 12 months after purchase.

Class A Shares — Commissions. The Distributor may pay your financial intermediary an up-front commission when you buy Class A shares. The Distributor generally funds the commission through the applicable sales charge you paid. For more information, see Class A Shares – Front-End Sales Charge above.

The Distributor may also pay your financial intermediary a cumulative commission when you buy Class A shares in amounts not subject to a front-end sales charge, according to the following schedules (assets initially purchased into Class A shares of a Fund that were purchased without the application of a front-end sales charge are excluded for purposes of calculating a financial intermediary’s commission under these schedules):

Class A Shares — Commission Schedule (Paid by the Distributor to Financial Intermediaries) for Acquiring Funds Other than Columbia Intermediate Municipal Bond Fund

Purchase Amount	Commission Level* (as a % of net asset value per share)
$1 million – $2,999,999	1.00%
$3 million – $49,999,999	0.50%
$50 million or more	0.25%

*

The commission level applies to the applicable asset level; therefore, for example, for a purchase of $5 million, the Distributor would pay a commission of 1.00% on the first $2,999,999 and 0.50% on the balance.

Class A Shares — Commission Schedule (Paid by the Distributor to Financial Intermediaries) for Columbia Intermediate Municipal Bond Fund

Purchase Amount	Commission Level* (as a % of net asset value per share)
$500,000 – $3,999,999	0.75%
$4 million – $19,999,999	0.50%
$20 million or more	0.25%

*

The commission level applies to the applicable asset level; therefore, for example, for a purchase of $5 million, the Distributor would pay a commission of 0.75% on the first $3,999,999 and 0.50% on the balance.

Reductions/Waivers of Sales Charges. The availability of certain sales charge waivers and discounts will depend on whether you purchase your shares directly from an Acquiring Fund (i.e., a Direct-at-Fund Account, as defined below) or through a financial intermediary. Financial intermediaries may have different policies and procedures regarding the availability of front-end sales charge and/or CDSC waivers. In all instances, it is your responsibility to notify your financial intermediary or (for Direct-at-Fund Accounts, as defined below) the Acquiring Fund at the time of purchase of any relationship or other facts that may qualify you for sales charge waivers or discounts. In order to obtain waivers and discounts not available through a particular financial intermediary, shareholders will have to purchase Acquiring Fund shares directly from the Acquiring Fund (if permitted) or through a different financial intermediary. For a description of financial intermediary-specific sales charge reductions and/or waivers, see Appendix A.

Class A Shares Front-End Sales Charge Reductions. The Acquiring Funds make available two means of reducing the front-end sales charge that you may pay when you buy Class A shares of an Acquiring Fund. These types of sales charge reductions are also referred to as breakpoint discounts.

First, through the right of accumulation (“ROA”), you may combine the value of eligible accounts (as described in the Eligible Accounts section below) maintained by you and members of your immediate family to reach a breakpoint discount level and apply a lower front-end sales charge to your purchase. To calculate the combined value of your eligible Acquiring Fund accounts in the particular class of shares, the Acquiring Fund will use the current public offering price per share. For purposes of obtaining a breakpoint discount through ROA, you may aggregate your and your “immediate family” members’ ownership (as described in the FUNDamentals box below) of certain classes of shares held in certain account types, as described in the Eligible Accounts section below.

Second, by making a statement of intent to purchase additional shares (commonly referred to as a letter of intent (“LOI”)), you may pay a lower sales charge on all purchases of Class A shares made within 13 months after the date of your LOI. Your LOI must state the aggregate amount of purchases you intend to make in that 13-month period, which must be at least enough to reach the first (or next) breakpoint of an Acquiring Fund. The required form of LOI may vary by financial intermediary, so please contact them directly for more information. Five percent of the purchase commitment amount will be placed in escrow. At the end of the 13-month period, the shares will be released from escrow, provided that you have invested the commitment amount. If you do not invest the commitment amount by the end of the 13 months, the remaining amount of the unpaid sales charge will be redeemed from the escrowed shares and the remaining balance released from escrow. To calculate the total value of the purchases you’ve made under an LOI, the Acquiring Fund will use the historic cost (i.e., dollars invested and not current market value) of the shares held in each eligible account; reinvested dividends or capital gains, or purchases made through the reinstatement privilege do not count as purchases made under an LOI. For purposes of making an LOI to purchase additional shares, you may aggregate eligible shares owned by you or your immediate family members in eligible accounts, valued as of the day immediately before the initiation of your LOI.

You must request the reduced sales charge (whether through ROA or an LOI) when you buy shares. If you do not complete and file an LOI, or do not request the reduced sales charge at the time of purchase, you will not be eligible for the reduced sales charge. To obtain a breakpoint discount, you must notify your financial intermediary in writing at the time you buy your shares of each eligible account maintained by you and members of your immediate family, including accounts maintained through different financial intermediaries. You and your financial intermediary are responsible for ensuring that you receive discounts for which you are eligible.

Please contact your financial intermediary with questions regarding application of the eligible discount to your account. You may be asked by your financial intermediary (or by the Acquiring Funds if you hold your account directly with the Acquiring Funds) for account statements or other records to verify your discount eligibility for new and subsequent purchases, including, when applicable, records for accounts opened with a different financial intermediary and records of accounts established by members of your immediate family.

The sales charge reductions available to investors who purchase and hold their Acquiring Fund shares through different financial intermediaries may vary. For a description of such financial intermediary-specific sales charge reductions, see Appendix A.

FUNDamentalsTM

Your “Immediate Family” and Account Value Aggregation

For purposes of obtaining a breakpoint discount for Class A shares, the value of your account will be deemed to include the value of all applicable shares in eligible Fund accounts that are held by you and your “immediate family,” which includes your spouse, domestic partner, parent, step-parent, legal guardian, child under 21, step-child under 21, father-in-law and mother-in-law, provided that you and your immediate family members share the same mailing address. Group retirement plan accounts are valued at the retirement plan level.

Eligible Accounts. The following accounts are eligible for account value aggregation as described above, provided that they are invested in Class A (excluding, in the case of Direct-at-Fund Accounts, Columbia Funds that do not assess a front-end sales charge, including Columbia Government Money Market Fund, Columbia Large Cap Enhanced Core Fund, Columbia Large Cap Index Fund, Columbia Mid Cap Index Fund, Columbia Small Cap Index Fund, Columbia Ultra Short Term Bond Fund and Columbia U.S. Treasury Index Fund, unless such shares were purchased via an exchange from Class A shares of a Fund on which you paid the Class A share applicable front-end sales charge), Class C, Class E, Class Inst or Class V shares of a Fund, or non-retirement plan accounts invested in Class Adv, Class Inst2 or Class Inst3 shares of a Columbia Fund: individual or joint accounts; Roth and traditional Individual Retirement Accounts (“IRAs”); Simplified Employee Pension accounts (“SEPs”), Savings Investment Match Plans for Employees of Small Employers accounts (“SIMPLEs”) and Tax Sheltered Custodial Accounts (“TSCAs”); Uniform Gifts to Minors Act/Uniform Transfers to Minors Act accounts for which you, your spouse, or your domestic partner is parent or guardian of the minor child; revocable trust accounts for which you or an immediate family member, individually, is the beneficial owner/grantor; accounts held in the name of your, your spouse’s, or your domestic partner’s sole proprietorship or single owner limited liability company or S corporation; qualified retirement plan assets, provided that you are the sole owner of the business sponsoring the plan, are the sole participant (other than a spouse) in the plan, and have no intention of adding participants to the plan; and investments in wrap accounts.

The following accounts are not eligible for account value aggregation as described above: accounts of pension and retirement plans with multiple participants, such as 401(k) plans (which are combined to reduce the sales charge for the entire pension or retirement plan and therefore are not used to reduce the sales charge for your individual accounts); investments in 529 plans, donor advised funds, variable annuities, variable insurance products or managed separate accounts; charitable and irrevocable trust accounts; accounts invested in Class R shares of a Columbia Fund; and retirement plan accounts invested in Class Adv, Class Inst2 or Class Inst3 shares of a Columbia Fund.

Additionally, direct purchases of shares of Columbia Government Money Market Fund may not be aggregated for account value aggregation purposes; however, shares of Columbia Government Money Market Fund acquired by exchange from other Columbia Funds that assess a sales charge may be included in account value aggregation.

Class A Shares Front-End Sales Charge Waivers. There are no front-end sales charges on reinvested Acquiring Fund distributions. The Class A shares sales charge is waived on conversions of Class C shares to Class A shares. The Distributor may waive front-end sales charges on purchases of Class A shares of the Acquiring Funds by certain categories of investors, including Board members, certain employees of financial intermediaries, Acquiring Fund portfolio managers, certain partners and employees of outside legal counsel to the Acquiring Funds or the Acquiring Trust, separate accounts of an insurance company exempt from registration as an investment company under Section 3(c)(11) of the 1940 Act, registered broker-dealer firms that have an agreement with the Distributor purchasing Acquiring Fund shares for their investment account only, and qualified employee benefit plan rollovers to Class A shares in the same Acquiring Fund. For a more complete description of categories of investors who may purchase Class A shares of the Acquiring Funds at NAV, without payment of any front-end sales charge that would otherwise apply, see Appendix S to the applicable Acquiring Fund’s SAI.

In addition, certain types of purchases of Class A shares may be made at NAV. The Distributor may waive front-end sales charges on (i) purchases (including exchanges) of Class A shares in accounts of financial intermediaries that have entered into agreements with the Distributor to offer Acquiring Fund shares to self-directed investment brokerage accounts that may or may not charge a transaction fee to customers; (ii) exchanges of Class Inst shares of an Acquiring Fund for Class A shares of the Acquiring Fund; (iii) purchases of Class A shares on brokerage mutual fund-only platforms of financial intermediaries that have an agreement with the Distributor that specifically authorizes the offering of Class A shares within such platform; (iv) purchases through certain wrap fee or other products or programs that involve fee-based compensation arrangements that have, or clear trades through a financial intermediary that has, a selling agreement with the Distributor; (v) purchases through state sponsored 529 Plans; (vi) purchases through banks, trust companies, and thrift institutions acting as fiduciaries; and (vii) purchases through certain employee benefit plans and certain qualified deferred compensation plans. For a more complete description of these eligible transactions, see Appendix S to the applicable Acquiring Fund’s SAI.

The sales charge waivers available to investors who purchase and hold their Acquiring Fund shares through different financial intermediaries may vary. For a description of such financial intermediary-specific sales charge waivers, see Appendix A.

CDSC Waivers. You may be able to avoid an otherwise applicable CDSC when you sell Class A shares of an Acquiring Fund. This could happen because of the way in which you originally invested in an Acquiring Fund, because of your relationship with the Acquiring Funds or for other reasons. For example, the CDSC will be waived on redemptions of shares in the event of the shareholder’s death; for which no sales commission or transaction fee was paid to an authorized financial intermediary at the time of purchase; purchased through reinvestment of dividends and capital gain distributions; that result from required minimum distributions taken from retirement accounts due to the shareholder reaching the qualified age based on IRS regulations; that result from returns of excess contributions made to retirement plans or individual retirement accounts (subject to certain conditions); initially purchased by an employee benefit plan (for Class A shares); in connection with an Acquiring Fund’s Small Account Policy (which is described in Buying, Selling and Exchanging Shares – Transaction Rules and Policies); and by certain other investors and in certain other types of transactions or situations. Restrictions may apply to certain accounts and certain transactions. The Distributor may, in its sole discretion, authorize the waiver of the CDSC for additional classes of investors. An Acquiring Fund may change or cancel these terms at any time. Any change or cancellation applies only to future purchases. For a more complete description of the available waivers of the CDSC on redemptions of Class A or Class C shares, see Appendix S to the applicable Acquiring Fund’s SAI.

The sales charge waivers available to investors who purchase and hold their Acquiring Fund shares through different financial intermediaries may vary. For a description of such financial intermediary-specific sales charge waivers, see Appendix A.

Repurchases (Reinstatements). You can redeem shares of Class A shares and use such redemption proceeds to buy Class A shares without paying an otherwise applicable sales charge and/or CDSC (other than, in the case of Direct-at-Fund Accounts, redemptions from Columbia Funds that do not assess a front-end sales charge, unless such shares were purchased via an exchange from Class A shares of a Columbia Fund on which you paid the Class A share applicable front-end sales charge) within 90 days, up to the amount of the redemption proceeds.

Any CDSC paid upon redemption of your Class A shares of an Acquiring Fund will not be reimbursed.

To be eligible for the repurchase (or reinstatement) privilege, the purchase must be made into an account for the same owner, but does not need to be into the same Columbia Fund from which the shares were sold. The Transfer Agent, Distributor or their agents must receive a written reinstatement request from you or your financial intermediary within 90 days after the shares are redeemed. The purchase of the repurchase will be made at the NAV of such shares next calculated after the request is received in “good form.” Systematic withdrawals and purchases are excluded from this policy.

Restrictions and Changes in Terms and Conditions. Restrictions may apply to certain accounts and certain transactions. The Acquiring Funds and/or the Distributor may change or cancel these terms and conditions at any time. Unless you provide your financial intermediary with information in writing about all of the factors that may count toward available reductions or waivers of an applicable sales charge, there can be no assurance that you will receive all of the reductions and waivers for which you may be eligible. To the extent your Acquiring Fund account is held directly with the Acquiring Fund, you should provide this information to the Acquiring Fund when placing your purchase or redemption order. Please see Appendix A to this Section D and Appendix S of the applicable Acquiring Fund’s SAI for more information about sales charge waivers.

Distribution and Service Fees. The Acquiring Trust has approved, and the Acquiring Funds have adopted, distribution and/or shareholder service plans which set the distribution and/or service fees that are periodically deducted from the Acquiring Funds’ assets. These fees are calculated daily, may vary by share class and are intended to compensate the Distributor and/or eligible financial intermediaries for, with regard to distribution fees, selling Acquiring Fund shares and, with regard to service fees, directly or indirectly providing services to shareholders. Because the fees are paid out of the applicable Acquiring Fund’s assets on an ongoing basis, they will increase the cost of your investment over time.

The table below shows the maximum annual distribution and/or service fees (as an annual percentage of average daily net assets) and the combined amount of such fees applicable to each share class:

	Distribution Fee	Service Fee	Combined Total
Class A	—	—	0.25	%(a)(b)
Class Adv	None	None	None
Class Inst3	None	None	None

(a)	The Acquiring Funds pay a combined distribution and service fee.
(b)	The maximum distribution and service fees of Class A shares vary among the Funds, as shown in the table below:

	Maximum Class A Distribution Fee	Maximum Class A Service Fee	Maximum Class A Combined Total
Columbia Total Return Bond Fund	up to 0.10%	up to 0.25%	up to 0.35%; these Funds may pay distribution and service fees up to a maximum of 0.35% of their average daily net assets attributable to Class A shares (comprised of up to 0.10% for distribution services and up to 0.25% for shareholder liaison services) but currently limit such fees to an aggregate fee of not more than 0.25% for Class A shares
Columbia Intermediate Municipal Bond Fund	—	0.20%	0.20%

The distribution and/or service fees for Class A shares are subject to the requirements of Rule 12b-1 under the 1940 Act. The Distributor may retain these fees otherwise payable to financial intermediaries if the amounts due are below an amount determined by the Distributor in its sole discretion.

For Class A shares, the Distributor begins to pay these fees immediately after purchase, except in the following case, in which the Distributor begins to pay these fees 12 months after purchase: a purchase of Class A shares of $1 million or more for Acquiring Funds other than Columbia Short Term Municipal Bond Fund or $500,000 or more for Columbia Short Term Municipal Bond Fund that pays a Class A up-front commission to your financial intermediary and the financial intermediary has opted to receive such commission. The Distributor’s policy to otherwise begin to pay these fees immediately on Class A shares also applies to purchases of Columbia Funds that do not pay an up-front sales commission on Class A shares, which includes Columbia Government Money Market Fund, Columbia Large Cap Enhanced Core Fund, Columbia Large Cap Index Fund, Columbia Mid Cap Index Fund, Columbia Small Cap Index Fund, Columbia Ultra Short Term Bond Fund and Columbia U.S. Treasury Index Fund.

If you maintain shares of an Acquiring Fund directly with the Acquiring Fund, without working with a financial advisor or other financial intermediary, distribution and service fees may be retained by the Distributor as payment or reimbursement for incurring certain distribution and shareholder service related expenses.

Over time, these distributions and/or service fees will reduce the return on your investment and may cost you more than paying other types of sales charges. An Acquiring Fund will pay these fees to the Distributor and/or to eligible financial intermediaries for as long as the distribution plan and/or shareholder servicing plans continue in effect, which is expected to be indefinitely. However, the Acquiring Funds may reduce or discontinue payments at any time. Your financial intermediary may also charge you other additional fees for providing services to your account, which may be different from those described here.

Financial Intermediary Compensation. The Distributor, Columbia and their affiliates make payments, from their own resources, to financial intermediaries, including other Ameriprise Financial affiliates, for marketing/sales support services relating to the Acquiring Funds (“Marketing Support Payments”). Such payments are generally based upon one or more of the following factors: average net assets of the Acquiring Funds attributable to that financial intermediary; gross sales of the Acquiring Funds attributable to that financial intermediary; reimbursement of ticket charges (fees that a financial intermediary charges its representatives for effecting transactions in Acquiring Fund shares); or a negotiated lump sum payment. While the financial arrangements may vary for each financial intermediary, Marketing Support Payments to any one financial intermediary are generally between 0.05% and 0.40% on an annual basis for payments based on average net assets of an Acquiring Fund attributable to the financial intermediary, and between 0.05% and 0.25% on an annual basis for firms receiving a payment based on gross sales of the Acquiring Funds attributable to the financial intermediary. The Distributor, Columbia and their affiliates may at times make payments with respect to an Acquiring Fund or other Columbia Funds generally on a basis other than those described above, or in larger amounts, when dealing with certain financial intermediaries. Not all financial intermediaries receive Marketing Support Payments.

In addition, the Transfer Agent has certain arrangements in place to compensate financial intermediaries, including other Ameriprise Financial affiliates, that hold Acquiring Fund shares through networked and omnibus accounts, including omnibus retirement plans, for services that they provide to beneficial Fund shareholders (“Shareholder Services”). Shareholder Services and related fees vary by financial intermediary and according to distribution channel and may include sub-accounting, sub-transfer agency, participant recordkeeping, shareholder or participant reporting, shareholder or participant transaction processing, maintenance of shareholder records, preparation of account statements and provision of customer service, and are not intended to include services that are primarily intended to result in the sale of Fund shares. Payments for Shareholder Services generally are not expected, with certain limited exceptions, to exceed 0.40% of the average aggregate value of the Acquiring Fund’s shares. Generally, each Acquiring Fund pays the Transfer Agent a per account fee or a percentage of the average aggregate value of shares per annum maintained in omnibus accounts up to the lesser of the amount charged by the financial intermediary or a channel-specific or share class-specific cap established by the Board from time to time. Fee amounts in excess of the amount paid by the Acquiring Fund are borne by the Transfer Agent, Columbia and/ or their affiliates.

In addition to the payments described above, the Distributor, Columbia and their affiliates typically make other payments or allow promotional incentives to certain broker-dealers to the extent permitted by the SEC and Financial Industry Regulatory Authority rules and by other applicable laws and regulations.

Amounts paid by the Distributor, Columbia and their affiliates are paid out of their own resources and do not increase the amount paid by you or the Acquiring Funds. You can find further details in the applicable Acquiring Fund’s SAI about the payments made by the Distributor, Columbia and their affiliates, as well as a list of the financial intermediaries, including Ameriprise Financial affiliates, to which the Distributor, Columbia or their affiliates have agreed to make Marketing Support Payments and pay Shareholder Services fees.

Your financial intermediary may charge you fees and commissions in addition to those described herein. You should consult with your financial intermediary and review carefully any disclosure your financial intermediary provides regarding its services and compensation. Depending on the financial arrangement in place at any particular time, a financial intermediary and its financial advisors may have a conflict of interest or financial incentive for recommending an Acquiring Fund or a particular share class over others.

Share Price Determination. The price you pay or receive when you buy, sell or exchange shares is the Acquiring Fund’s next determined net asset value (or NAV) per share for a given share class. Each Acquiring Fund calculates the NAV per share for each class of shares of the Acquiring Fund at the end of each business day, with the value of the Acquiring Fund’s shares based on the total value of all of the securities and other assets that it holds as of a specified time.

FUNDamentalsTM

NAV Calculation

Each share class of an Acquiring Fund calculates its NAV per share as follows:

[(Value of assets of the share class) – (Liabilities of the share class)] / (Number of shares outstanding)

= NAV per share

FUNDamentalsTM

Business Days

A business day is any day that the New York Stock Exchange (NYSE) is open. A business day typically ends at the close of regular trading on the NYSE, usually at 4:00 p.m. Eastern time. If the NYSE is scheduled to close early, the business day will be considered to end as of the time of the NYSE’s scheduled close. An Acquiring Fund will not treat an intraday unscheduled disruption in NYSE trading or an intraday unscheduled closing as a close of regular trading on the NYSE for these purposes and will price its shares as of the regularly scheduled closing time for that day (typically, 4:00 p.m. Eastern time). Notwithstanding the foregoing, the NAV of Acquiring Fund shares may be determined at such other time or times (in addition to or in lieu of the time set forth above) as the Acquiring Trust may approve or ratify. On holidays and other days when the NYSE is closed, each Acquiring Fund’s NAV is not calculated and the Acquiring Fund does not accept buy or sell orders. However, the value of an Acquiring Fund’s assets may still be affected on such days to the extent that the Acquiring Fund holds foreign securities that trade on days that foreign securities markets are open.

Equity securities are valued primarily on the basis of market quotations reported on stock exchanges and other securities markets around the world. If an equity security is listed on a national exchange, the security is valued at the closing price or, if the closing price is not readily available, the mean of the closing bid and asked prices. Certain equity securities, debt securities and other assets are valued differently. For instance, bank loans trading in the secondary market are valued primarily on the basis of indicative bids, fixed income investments maturing in 60 days or less are valued primarily using the amortized cost method, unless this methodology results in a valuation that does not approximate the market value of these securities, and those maturing in excess of 60 days are valued primarily using a market-based price obtained from a pricing service, if available. Investments in other open-end funds are valued at their published NAVs. Both market quotations and indicative bids are obtained from outside pricing services approved and monitored pursuant to a policy approved by the Acquiring Trust.

If a market price is not readily available or is deemed not to reflect market value, an Acquiring Fund will determine the price of a portfolio security based on a determination of the security’s fair value pursuant to a policy approved by the Acquiring Trust. In addition, an Acquiring Fund may use fair valuation to price securities that trade on a foreign exchange when a significant event has occurred after the foreign exchange closes but before the time at which the Fund’s share price is calculated. Foreign exchanges typically close before the time at an Acquiring Fund’s share prices are calculated, and may be closed altogether on days when the Acquiring Fund is open. Such significant events affecting a foreign security may include, but are not limited to: (1) corporate actions, earnings announcements, litigation or other events impacting a single issuer; (2) governmental action that affects securities in one sector or country; (3) natural disasters or armed conflicts affecting a country or region; or (4) significant domestic or foreign market fluctuations. The Acquiring Funds use various criteria, including an evaluation of U.S. market moves after the close of foreign markets, in determining whether a foreign security’s market price is readily available and reflective of market value and, if not, the fair value of the security. To the extent an Acquiring Fund has significant holdings of small cap stocks, high-yield bonds, floating rate loans, or tax-exempt, foreign or other securities that may trade infrequently, fair valuation may be used more frequently than for other funds.

Fair valuation may have the effect of reducing stale pricing arbitrage opportunities presented by the pricing of Acquiring Fund shares. However, when an Acquiring Fund uses fair valuation to price securities, it may value those securities higher or lower than another fund would have priced the security. Also, the use of fair valuation may cause an Acquiring Fund’s performance to diverge to a greater degree from the performance of various benchmarks used to compare the Acquiring Fund’s performance because benchmarks generally do not use fair valuation techniques. Because of the judgment involved in fair valuation decisions, there can be no assurance that the value ascribed to a particular security is accurate. The Acquiring Funds have retained one or more independent fair valuation pricing services to assist in the fair valuation process for foreign securities.

Transaction Rules and Policies. The Acquiring Funds, the Distributor or the Transfer Agent may refuse any order to buy or exchange shares. If this happens, the Acquiring Funds will return any money it received, but no interest will be paid on that money. Your financial intermediary may have rules and policies in place that are in addition to or different than those described below.

Order Processing. Orders to buy, sell or exchange Acquiring Fund shares are processed on business days. Depending upon the class of shares, orders can be made by mail, by telephone or online. Orders received in “good form” by the Transfer Agent or your financial intermediary before the end of a business day are priced at the NAV per share (plus any applicable sales charge) of the applicable Acquiring Fund’s applicable share class on that day. Orders received after the end of a business day will receive the next business day’s NAV per share (plus any applicable sales charge). For Direct-at-Fund Accounts (i.e., accounts established directly with an Acquiring Fund), when a written order to buy, sell or exchange shares is sent to the Transfer Agent, the share price used to fill the order is the next price calculated by the Acquiring Fund after the Transfer Agent receives the transaction request in “good form” at its transaction processing center (i.e., the Acquiring Fund’s express mail address), not the P.O. Box provided for regular mail delivery. The market value of an Acquiring Fund’s investments may change between the time you submit your order and the time the Acquiring Fund next calculates its NAV per share. The business day that applies to your order is also called the trade date.

“Good Form.” An order is in “good form” if the Transfer Agent or your financial intermediary has received payment (in the case of purchases) and all of the information and documentation it deems necessary to effect your order. For example, when you sell shares, “good form” means that your request (i) has complete instructions and written requests include the signatures of all account owners, (ii) is for an amount that is less than or equal to the shares in your account for which payment has been received and collected, (iii) has a Medallion Signature Guarantee for amounts greater than $100,000 and certain other transactions, as described below, and (iv) includes any other required documents completed and attached. For the documents required for sales by corporations, agents, fiduciaries, surviving joint owners and other legal entities, call 800.345.6611.

Medallion Signature Guarantees. The Transfer Agent may require a Medallion Signature Guarantee for your signature in order to process certain transactions, including if: (i) the transaction amount is over $100,000; (ii) you want your check made payable to someone other than the registered account owner(s); (iii) the address of record has changed within the last 30 days; (iv) you want the check mailed to an address other than the address of record; (v) you want proceeds to be sent according to existing bank account instructions not coded for outgoing Automated Clearing House (“ACH”) or wire, or to a bank account not on file; or (vi) you are changing legal ownership of your account. A Medallion Signature Guarantee helps assure that a signature is genuine and not a forgery. A Medallion Signature Guarantee must be provided by an eligible guarantor institution including, but not limited to, the following: a bank, credit union, savings association, broker or dealer that participates in the Securities Transfer Association Medallion Program (“STAMP”), the Stock Exchange Medallion Program (“SEMP”) or the NYSE Medallion Signature Program (“MSP”). For other transactions, the Transfer Agent may require a signature guarantee. Notarization by a notary public is not an acceptable signature guarantee. The Transfer Agent reserves the right to reject a signature guarantee and to request additional documentation for any transaction.

Customer Identification Program. Federal law requires the Acquiring Funds to obtain and record specific personal information to verify your identity when you open an account. This information may include your name, address, date of birth (for individuals) and taxpayer or other government issued identification (e.g., social security number (“SSN”) or other taxpayer identification number (“TIN”)). If you fail to provide the requested information, the Acquiring Funds may need to delay the date of your purchase or may be unable to open your account, which may result in a return of your investment monies. In addition, if the applicable Acquiring Fund is unable to verify your identity after your account is open, the Acquiring Fund reserves the right to close your account or take other steps as deemed reasonable. The Acquiring Funds will not be liable for any loss resulting from any purchase delay, application rejection or account closure due to a failure to provide proper identifying information.

Small Account Policy — Class A and Class Inst Share Accounts Below the Minimum Account Balance. The Acquiring Funds generally will automatically sell your shares if the value of your Acquiring Fund account (treating each account of a Fund you own separately from any other account of a Fund you may own) falls below the applicable minimum account balance. Any otherwise applicable CDSC will not be imposed on such an automatic sale of your shares. Generally, you may avoid such an automatic sale by raising your account balance to at least $250 or consolidating your multiple accounts you may have with the Columbia Funds through an exchange (so as to maintain at least $250 in each of your accounts). The minimum account balance varies among share classes and types of accounts, as follows:

Share Class	Minimum Account Balance
For all classes and account types except those listed below	$250 (None for accounts with Systematic Investment Plans)
IRAs for all classes except those listed below	None
Class Adv, Class Inst2, Class Inst3, and Class R	None

For shares held directly with the Transfer Agent, if your shares are sold, the Transfer Agent will remit the sale proceeds to you. The Transfer Agent will send you written notification in advance of any automatic sale, which will provide details on how you may avoid such an automatic sale. Generally, you may avoid such an automatic sale by raising your account balance to at least $250, consolidating your multiple accounts you may have with the Funds through an exchange (so as to maintain at least $250 in each of your accounts), or setting up a Systematic Investment Plan (described below). For more information, contact the Transfer Agent or your financial intermediary. The Transfer Agent’s contact information (toll-free number and mailing addresses) as well as the Acquiring Funds’ website address can be found at the beginning of the section Choosing a Share Class.

For shares purchased and held for your benefit through a financial intermediary, the Acquiring Funds may instruct the intermediary to automatically sell your Acquiring Fund shares if the transaction can be operationally administered by the intermediary.

Small Account Policy — Class A and Class Inst Share Accounts Minimum Balance Fee. If the value of your Fund account (treating each account of a Fund you own separately from any other account of a Fund you may own) falls below the minimum initial investment requirement applicable to you for any reason, including as a result of market decline, your account generally could be subject to a $20 annual fee. The Transfer Agent will reduce the expenses paid by the applicable Acquiring Fund by any amounts it collects from the assessment of this fee. For Acquiring Funds that do not have transfer agency expenses against which to offset the amount collected through assessment of this fee, the fee will be paid directly to the applicable Acquiring Fund. The Acquiring Funds reserve the right to lower the account size trigger point for the minimum balance fee in any year or for any class of shares when we believe it is appropriate to do so in light of declines in the market value of Acquiring Fund shares or for other reasons.

For shares held directly with the Acquiring Funds’ Transfer Agent, this fee will be assessed through the automatic sale of Acquiring Fund shares in your account. Any otherwise applicable CDSC will not be imposed on such an automatic sale of your shares. The Transfer Agent will send you written notification in advance of assessing any fee, which will provide details on how you can avoid the imposition of such fee. Generally, you may avoid the imposition of such fee by raising your Acquiring Fund account balance, consolidating your multiple accounts you may have with the Acquiring Funds, or setting up a Systematic Investment Plan that invests at least monthly. For more information, contact the Transfer Agent or your financial intermediary. The Transfer Agent’s contact information (toll-free number and mailing addresses) as well as the Acquiring Funds’ website address can be found at the beginning of the section Choosing a Share Class.

For shares purchased and held for your benefit through a financial intermediary, this fee could be assessed through the automatic sale of Acquiring Fund shares in your account if instructed by the Acquiring Fund and the transaction can be operationally administered by the intermediary.

Exceptions to the Small Account Policy (Accounts Below Minimum Account Balance) and Minimum Balance Fee. The automatic sale of Acquiring Fund shares in accounts under $250 and the annual minimum balance fee described above do not apply to shareholders of Class Adv, Class Inst2, Class Inst3 and Class R shares; shareholders holding their shares through financial intermediary networked accounts; wrap fee and omnibus accounts; accounts with active Systematic Investment Plans; certain qualified retirement plans; and health savings accounts. The automatic sale of Fund shares of accounts under the applicable minimum account balance does not apply to individual retirement plans.

Small Account Policy — Financial Intermediary Networked and Wrap Fee Accounts. The Acquiring Funds may automatically redeem, at any time, financial intermediary networked accounts and wrap fee accounts that have account balances of $20 or less or have less than one share. For shares purchased and held for your benefit through a financial intermediary, the Acquiring Funds may instruct the intermediary to automatically sell your Acquiring Fund shares if the transaction can be operationally administered by the intermediary.

Information Sharing Agreements. As required by Rule 22c-2 under the 1940 Act, the Acquiring Funds or certain of their service providers will enter into information sharing agreements with financial intermediaries, including participating life insurance companies and financial intermediaries that sponsor or offer retirement plans through which shares of the Acquiring Funds are made available for purchase. Pursuant to Rule 22c-2, financial intermediaries are required, upon request, to: (i) provide shareholder account and transaction information; and (ii) execute instructions from an Acquiring Fund to restrict or prohibit further purchases of applicable Acquiring Fund shares by shareholders who have been identified by the Acquiring Fund as having engaged in transactions that violate the Acquiring Fund’s excessive trading policies and procedures.

Excessive Trading Practices Policy.

Right to Reject or Restrict Share Transaction Orders — The Acquiring Funds are intended for investors with long-term investment purposes and is not intended as a vehicle for frequent trading activity (market timing) that is excessive. Investors should transact in Acquiring Fund shares primarily for investment purposes. The Acquiring Trust has adopted excessive trading policies and procedures that are designed to deter excessive trading by investors (the “Excessive Trading Policies and Procedures”). The Acquiring Funds discourage and do not accommodate excessive trading.

The Acquiring Funds reserve the right to reject, without any prior notice, any purchase or exchange order for any reason, and will not be liable for any loss resulting from rejected orders. For example, the Acquiring Funds may in their sole discretion restrict or reject a purchase or exchange order even if the transaction is not subject to the specific limitation described below if an Acquiring Fund or its agents determine that accepting the order could interfere with efficient management of the Acquiring Fund’s portfolio or is otherwise contrary to the Acquiring Fund’s best interests. The Excessive Trading Policies and Procedures apply equally to purchase or exchange transactions communicated directly to the Transfer Agent and to those received by financial intermediaries.

Specific Buying and Exchanging Limitations — If an Acquiring Fund detects that an investor has made two “material round trips” in any 28-day period, it will generally reject the investor’s future purchase orders, including exchange purchase orders, involving any Columbia Fund. For these purposes, a “round trip” is a purchase or exchange into an Acquiring Fund followed by a sale or exchange out of the same Acquiring Fund, or a sale or exchange out of the Acquiring Fund followed by a purchase or exchange into the Acquiring Fund. A “material” round trip is one that is deemed by an Acquiring Fund to be material in terms of its amount or its potential detrimental impact on the Acquiring Fund. Independent of this limit, each Acquiring Fund may, in its sole discretion, reject future purchase orders by any person, group or account that appears to have engaged in any type of excessive trading activity. These limits generally do not apply to automated transactions or transactions by registered investment companies in a “fund-of-funds” structure. These limits do not apply to payroll deduction contributions by retirement plan participants, transactions initiated by a retirement plan sponsor or certain other retirement plan transactions consisting of rollover transactions, loan repayments and disbursements, and required minimum distribution redemptions. They may be modified or rescinded for accounts held by certain retirement plans to conform to plan limits, for considerations relating to the Employee Retirement Income Security Act of 1974, as amended, or regulations of the Department of Labor, and for certain asset allocation or wrap programs. Accounts known to be under common ownership or control generally will be counted together, but accounts maintained or managed by a common intermediary generally will not be considered to be under common ownership or control.

The Acquiring Funds retain the right to modify these restrictions at any time without prior notice to shareholders. In addition, each Acquiring Fund may, in its sole discretion, reinstate trading privileges that have been revoked under the Fund’s Excessive Trading Policies and Procedures.

Limitations on the Ability to Detect and Prevent Excessive Trading Practices — The Acquiring Funds take various steps designed to detect and prevent excessive trading, including daily review of available shareholder transaction information. However, each Acquiring Fund receives buy, sell or exchange orders through financial intermediaries, and cannot always know of or reasonably detect excessive trading that may be facilitated by financial intermediaries or by the use of the omnibus account arrangements they offer. Omnibus account arrangements are common forms of holding shares of mutual funds, particularly among certain financial intermediaries such as broker-dealers, retirement plans and variable insurance products. These arrangements often permit financial intermediaries to aggregate their clients’ transactions and accounts, and in these circumstances, the identities of the financial intermediary clients that beneficially own Acquiring Fund shares are often not known to the applicable Acquiring Fund.

Some financial intermediaries apply their own restrictions or policies to their clients’ transactions and accounts, which may be more or less restrictive than those described here. This may impact an Acquiring Fund’s ability to curtail excessive trading, even where it is identified. For these and other reasons, it is possible that excessive trading may occur despite an Acquiring Fund’s efforts to detect and prevent it.

Although these restrictions and policies involve judgments that are inherently subjective and may involve some selectivity in their application, each Acquiring Fund seeks to act in a manner that it believes is consistent with the best interests of Fund shareholders in making any such judgments.

Risks of Excessive Trading — Excessive trading creates certain risks to an Acquiring Fund’s long-term shareholders and may create the following adverse effects:

•	negative impact on the Acquiring Fund’s performance;

•	potential dilution of the value of the Acquiring Fund’s shares;

•

interference with the efficient management of the Acquiring Fund’s portfolio, such as the need to maintain undesirably large cash positions, the need to use its line of credit or the need to buy or sell securities it otherwise would not have bought or sold;

•	losses on the sale of investments resulting from the need to sell securities at less favorable prices;

•	increased taxable gains to the Acquiring Fund’s remaining shareholders resulting from the need to sell securities to meet sell orders; and

•	increased brokerage and administrative costs.

To the extent that an Acquiring Fund invests significantly in foreign securities traded on markets that close before the Acquiring Fund’s valuation time, it may be particularly susceptible to dilution as a result of excessive trading. Because events may occur after the close of foreign markets and before the Acquiring Fund’s valuation time that influence the value of foreign securities, investors may seek to trade Acquiring Fund shares in an effort to benefit from their understanding of the value of foreign securities as of the Acquiring Fund’s valuation time. This is often referred to as price arbitrage. The Acquiring Funds have adopted procedures designed to adjust closing market prices of foreign securities under certain circumstances to reflect what the Acquiring Fund believes to be the fair value of those securities as of its valuation time. To the extent the adjustments do not work fully, investors engaging in price arbitrage may cause dilution in the value of an Acquiring Fund’s shares held by other shareholders.

Similarly, to the extent that an Acquiring Fund invests significantly in thinly traded securities and other debt instruments that are rated below investment grade (commonly called “high-yield” or “junk” bonds), equity securities of small-capitalization companies, floating rate loans, or tax-exempt or other securities that may trade infrequently, because these securities are often traded infrequently, investors may seek to trade Acquiring Fund shares in an effort to benefit from their understanding of the value of these securities as of the Acquiring Fund’s valuation time. This is also a type of price arbitrage. Any such frequent trading strategies may interfere with efficient management of the Acquiring Fund’s portfolio to a greater degree than would be the case for mutual funds that invest only, or significantly, in highly liquid securities, in part because the Acquiring Fund may have difficulty selling these particular investments at advantageous times or prices to satisfy large and/or frequent sell orders. Any successful price arbitrage may also cause dilution in the value of Acquiring Fund shares held by non-redeeming shareholders.

Opening an Account and Placing Orders. We encourage you to consult with a financial advisor who can help you with your investment decisions and who can help you open an account. Once you have an account, you can buy, sell or exchange shares by contacting your financial advisor who will send your order to the Transfer Agent or your financial intermediary. As described below, once you have an account you can also communicate your orders directly to the Transfer Agent by mail, by telephone or online.

The Acquiring Funds are generally available directly and through broker-dealers, banks and other financial intermediaries or institutions, and through certain qualified and non-qualified plans, wrap fee products or other investment products sponsored by financial intermediaries. You may buy, sell, or exchange shares through your financial intermediary. If you maintain your account directly with your financial intermediary, you must contact that agent to process your transaction.

Not all financial intermediaries offer the Acquiring Funds (or all classes of Acquiring Fund shares) and certain financial intermediaries that offer the Acquiring Funds may not offer all Acquiring Funds on all investment platforms or programs. Please consult with your financial intermediary to determine the availability of the Acquiring Funds. If you set up an account at a financial intermediary that does not have, and is unable to obtain, a selling agreement with the Distributor, you will not be able to transfer Acquiring Fund holdings to that account. In that event, you must either maintain your Acquiring Fund holdings with your current financial intermediary or find another financial intermediary with a selling agreement.

Financial intermediaries that offer the Acquiring Funds may charge you additional fees for the services they provide and they may have different policies that are not described in this prospectus. An investor transacting in a class of Acquiring Fund shares without any front-end sales charge, CDSC, or other asset-based fee for sales or distribution, such as a Rule 12b-1 fee, may be required to pay a commission to the financial intermediary for effecting such transactions. The Acquiring Funds are offered in a number of different share classes that have different fees and expenses and other features. Some differences in the policies of different financial intermediaries may include different minimum investment amounts, exchange privileges, Fund/class choices and cutoff times for investments. Additionally, recordkeeping, transaction processing and payments of distributions relating to your account may be performed by the financial intermediaries through which your shares of the Acquiring Fund are held. Since the Acquiring Funds (and its service providers) may not have a record of your account transactions, you should always contact the financial intermediary through which you purchased or at which you maintain your shares of an Acquiring Fund to make changes to your account, to give instructions concerning your account, or to obtain information about your account. Each Acquiring Fund and its service providers, including the Distributor and the Transfer Agent, are not responsible for the failure of any financial intermediary to carry out its obligations to its customers.

The Acquiring Funds may engage financial intermediaries to receive purchase, exchange and sell orders on its behalf. Accounts established directly with the Acquiring Funds will be serviced by the Transfer Agent. The Acquiring Funds, the Transfer Agent and the Distributor do not provide investment advice.

Direct-At-Fund Accounts (Accounts Established Directly with an Acquiring Fund). You can hold Acquiring Fund shares through an account established and held through the financial intermediary through which you purchased Acquiring Fund shares or you or your financial intermediary may establish an account directly with an Acquiring Fund, in which case you will receive Acquiring Fund account transaction confirmations and statements from the Transfer Agent, and not your financial intermediary (Direct-at-Fund Accounts). To open a Direct-at-Fund Account, complete an Acquiring Fund account application with your financial advisor or investment professional, and mail the account application to the Transfer Agent. Account applications may be obtained at columbiathreadneedleus.com or may be requested by calling 800.345.6611. Make your check payable to the applicable Acquiring Fund. You will be assessed a $15 fee for any checks rejected by your financial institution due to insufficient funds or other reasons. The Acquiring Funds do not accept cash, credit card convenience checks, money orders, traveler’s checks, starter checks, third or fourth party checks, or other cash equivalents. Mail your check and completed application to the Transfer Agent at its regular or express mail address that can be found at the beginning of the section Choosing a Share Class. You may also use these addresses to request an exchange or redemption of Acquiring Fund shares. When a written order to buy, sell or exchange shares is sent to the Transfer

Agent, the share price used to fill the order is the next price calculated by the Acquiring Fund after the Transfer Agent receives your transaction request in “good form” at its transaction processing center (i.e., the Acquiring Fund’s express mail address), not the P.O. Box provided for regular mail delivery. You will be sent a statement confirming your purchase and any subsequent transactions in your account. You will also be sent quarterly and annual statements detailing your transactions in the Acquiring Fund and the other Columbia Funds you own under the same account. Duplicate quarterly account statements for the current year and duplicate annual statements for the most recent prior calendar year will be sent to you free of charge. Copies of year-end statements for prior years are available for a fee. Please contact the Transfer Agent for more information.

Written Transactions — Direct-at-Fund Accounts. If you have a Direct-at-Fund Account, you can communicate written buy, sell or exchange orders to the Transfer Agent at its address that can be found at the beginning of the section Choosing a Share Class. When a written order to buy, sell or exchange shares is sent to the Transfer Agent, the share price used to fill the order is the next price calculated by the applicable Acquiring Fund after the Transfer Agent receives your transaction request in “good form” at its transaction processing center (i.e., the Fund’s express mail address), not the P.O. Box provided for regular mail delivery. Include in your transaction request letter: your name; the name of the Acquiring Fund(s); your account number; the class of shares to be purchased, exchanged or sold; your SSN or other TIN; the dollar amount or number of shares you want to purchase, exchange or sell; specific instructions regarding delivery of any redemption proceeds or exchange destination (i.e., the Fund/class to be exchanged into); signature(s) of all registered account owner(s); and any special documents the Transfer Agent may require in order to process your order. Corporate, trust or partnership accounts may need to send additional documents. Payment will be mailed to the address of record and made payable to the names listed on the account, unless your request specifies differently and is signed by all owners.

Telephone Transactions — Direct-at-Fund Accounts. For Class A, Class C, Class Inst, Class Inst3 and Class R shares, if you have a Direct-at-Fund Account, you may place orders to buy, sell or exchange shares by telephone through the Transfer Agent. To place orders by telephone, call 800.422.3737. Have your account number and SSN or TIN available when calling. You can sell Acquiring Fund shares via telephone and receive redemption proceeds: by electronic funds transfer via ACH, by wire, or by check to the address of record, subject to a maximum of $100,000 of shares per day, per Acquiring Fund account. You can buy Acquiring Fund shares via telephone by electronic funds transfer via ACH from your bank account up to a maximum of $100,000 of shares per day, per Acquiring Fund account, or by wire from your bank account without a maximum. See below for more information regarding wire and electronic fund transfer transactions. Certain restrictions apply, so please call the Transfer Agent at 800.422.3737 for this and other information in advance of any need to transact via telephone. Telephone orders may not be as secure as written orders. The Acquiring Funds will take reasonable steps to confirm that telephone instructions are genuine. For example, we require proof of your identification before we will act on instructions received by telephone and may record telephone conversations. However, the Acquiring Funds and their agents will not be responsible for any losses, costs or expenses resulting from an unauthorized telephone instruction when reasonable steps have been taken to confirm that telephone instructions are genuine. Telephone orders may be difficult to complete during periods of significant economic or market change or business interruption.

Online Transactions — Direct-at-Fund Accounts. For Class A, Class C, Class Inst, Class Inst3 and Class R shares, if you have a Direct-at-Fund Account, you may be able to place orders to buy, sell, or exchange shares online. Contact the Transfer Agent at 800.345.6611 for more information on certain account trading restrictions and the special sign-up procedures required for online transactions. You can also go to columbiathreadneedleus.com/investor/ to sign up for online transactions. The Transfer Agent has procedures in place to authenticate electronic orders you send through the Internet. You will be required to accept the terms of an online agreement and to establish an online account and utilize a password in order to access online account services. You can sell a maximum of $100,000 of shares per day, per Acquiring Fund account through your online account if you qualify for Internet orders. Wire transactions are not permitted online.

Wire Transactions — Direct-at-Fund Accounts. If you hold a Direct-at-Fund Account, you may purchase or redeem Class A, Class C, Class Inst, Class Inst3 and Class R shares of an Acquiring Fund by wiring money from (or to) your bank account to (or from) your Acquiring Fund account. You must set up this feature prior to your request unless you are submitting your request in writing, which may require a Medallion Signature Guarantee. Please contact the Transfer Agent by calling 800.422.3737 to obtain the necessary forms and requirements. The Transfer Agent charges a fee for shares sold by wire. The Transfer Agent may waive the fee for certain accounts. In the case of a redemption, the receiving bank may charge an additional fee. The minimum amount that can be redeemed by wire is $500. When selling Acquiring Fund shares via a telephone request, the maximum amount that can be redeemed via wire transfer is $100,000 per day, per Acquiring Fund account. Wire transactions are not permitted online.

Electronic Funds Transfer via ACH — Direct-at-Fund Accounts. If you hold a Direct-at-Fund Account, you may purchase or redeem Class A, Class C, Class Inst, Class Inst3 and Class R shares of an Acquiring Fund by electronically transferring money via Automated Clearing House (ACH) from (or to) your bank account to (or from) your Acquiring Fund account subject to a maximum of $100,000 of shares per day, per Acquiring Fund account. You must set up this feature prior to your request, unless you are submitting your request in writing, which may require a Medallion Signature Guarantee. Please contact the Transfer Agent by calling 800.422.3737 to obtain the necessary forms and requirements. Your bank may take up to three business days to post an electronic funds transfer to (or from) your Fund account.

Buying Shares

Eligible Investors.

•	Class A Shares. Class A shares are available to the general public for investment.

•

Class Inst Shares. Class Inst shares are available only to the categories of eligible investors described below under Class Inst Shares Minimum Initial Investments. Financial intermediaries that clear Acquiring Fund share transactions through designated financial intermediaries and their mutual fund trading platforms that were given specific written notice from the Transfer Agent of the termination of their eligibility for new purchases of Class Inst shares and omnibus retirement plans are not permitted to establish new Class Inst accounts, subject to certain exceptions described below.

Omnibus retirement plans that opened and, subject to certain exceptions, funded a Class Inst account with an Acquiring Fund as of the close of business on March 28, 2013 and have continuously held Class Inst shares in such account after such date (each, a grandfathered plan), may generally continue to make additional purchases of Class Inst shares, open new Class Inst accounts and add new participants. In addition, an omnibus retirement plan affiliated with a grandfathered plan may, in the sole discretion of the Distributor, open new Class Inst accounts in an Acquiring Fund if the affiliated plan opened a Class Inst account on or before March 28, 2013. If an omnibus retirement plan invested in Class Inst shares changes recordkeepers after March 28, 2013, any new accounts established for that plan may not be established in Class Inst shares, but such a plan may establish new accounts in a different share class for which the plan is eligible.

Accounts of financial intermediaries (other than omnibus retirement plans, which are discussed above) that clear Acquiring Fund share transactions for their client or customer accounts through designated financial intermediaries and their mutual fund trading platforms that received specific written notice from the Transfer Agent of the termination, effective March 29, 2013, of their eligibility for new purchases of Class Inst shares will not be permitted to establish new Class Inst accounts or make additional purchases of Class Inst shares (other than through reinvestment of distributions). Any such account may, at its holder’s option, exchange Class Inst shares of an Acquiring Fund, without the payment of a sales charge, for Class A shares of the same Acquiring Fund.

•

Class R Shares. Class R shares are available only to eligible health savings accounts sponsored by third party platforms, including those sponsored by Ameriprise Financial affiliates, eligible retirement plans and, in the sole discretion of the Distributor, other types of retirement accounts held through platforms maintained by financial intermediaries approved by the Distributor. Eligible retirement plans include any retirement plan other than individual 403(b) plans. Class R shares are generally not available for investment through retail nonretirement accounts, traditional and Roth IRAs, Coverdell Education Savings Accounts, SEPs, SAR-SEPs, Simple IRAs or 529 tuition programs. Contact the Transfer Agent or your retirement plan or health savings account administrator for more information about investing in Class R shares.

Additional Eligible Investors. In addition, the Distributor, in its sole discretion, may accept investments in any share class from investors other than those listed in this prospectus, and may also waive certain eligibility requirements for operational and other reasons, including but not limited to any requirement to maintain Acquiring Fund shares in networked or omnibus accounts.

Minimum Initial Investments. The table below shows each Acquiring Fund’s minimum initial investment requirements, which may vary by class and type of account. Each Acquiring Fund reserves the right to redeem your shares if your account falls below the Fund’s minimum initial investment requirement.

	Minimum Initial Investment(a)	Minimum Initial Investment for Accounts with Systematic Investment Plans
For all classes and account types except those listed below	$2,000	$100
Individual Retirement Accounts for all classes except those listed below	$1,000	$100
Group retirement plans	None	N/A
Class Adv and Class Inst	$0, $1,000 or $2,000(b)	$100	(b)
Class Inst2 and Class R	None	N/A
Class Inst3	$0, $1,000, $2,000 or $1 million(c)	$100	(c)

(a)

If your Class A, Class Adv, Class C, Class Inst or Class Inst3 shares account balance falls below the minimum initial investment amount for any reason, including a market decline, you may be asked to increase it to the minimum initial investment amount or establish a monthly Systematic Investment Plan. If you do not do so, your account will be subject to a $20 annual low balance fee and/or shares may be automatically redeemed and the proceeds mailed to you if the account falls below the minimum account balance. See Buying, Selling and Exchanging Shares – Transaction Rules and Policies above. There is no minimum initial investment in Class A shares for accounts held in an omnibus account on a mutual fund only platform offered through your financial intermediary.

(b)

The minimum initial investment in Class Adv shares is $2,000 ($1,000 for IRAs; $100 for systematic investment plan accounts) for commissionable brokerage platforms where the financial intermediary, acting as broker on behalf of its customers, charges the customer a commission for effecting transactions in Acquiring Fund shares, provided that the financial intermediary has an agreement with the Distributor that specifically authorizes offering Class Adv shares within such platform; for all other eligible Class Adv share investors (see Buying Shares – Eligible Investors – Class Adv Shares above), there is no minimum initial investment. The minimum initial investment amount for Class Inst shares is $0, $1,000 or $2,000 depending upon the category of eligible investor. See Class Inst Shares Minimum Initial Investments below. The minimum initial investment amount for systematic investment plan accounts is the same as the amount set forth in the first two rows of the table, as applicable.

(c)

There is no minimum initial investment in Class Inst3 shares for: group retirement plans that maintain plan-level or omnibus accounts with an Acquiring Fund; collective trust funds; affiliated or unaffiliated mutual funds (e.g., funds operating as funds-of-funds); fee-based platforms of financial intermediaries (or the clearing intermediary that they trade through) that have an agreement with the Distributor or an affiliate thereof that specifically authorizes the financial intermediary to offer and/or service Class Inst3 shares within such platform and Acquiring Fund shares are held in an omnibus account; and bank trust departments, subject to an agreement with the Distributor that specifically authorizes offering Class Inst3 shares and provided that Acquiring Fund shares are held in an omnibus account. The minimum initial investment in Class Inst3 shares is $2,000 ($1,000 for IRAs; $100 for systematic investment plan accounts) for commissionable brokerage platforms where the financial intermediary, acting as broker on behalf of its customer, charges the customer a commission for effecting transactions in Acquiring Fund shares, provided that the financial intermediary has an agreement with the Distributor that specifically authorizes offering Class Inst3 shares within such platform and Acquiring Fund shares are held in an omnibus account. The minimum initial investment in Class Inst3 shares is $1 million, unless waived in the discretion of the Distributor, for the following investors: institutional investors that are clients of the Columbia Threadneedle Global Institutional Distribution Team that invest in Class Inst3 shares for their own account through platforms approved by the Distributor or an affiliate thereof to offer and/or service Class Inst3 shares within such platform. The Distributor may, in its discretion, waive the $1 million minimum initial investment required for these Class Inst3 investors. In each case above where noted that Acquiring Fund shares are required to be held in an omnibus account, the Distributor may, in its discretion, determine to waive this requirement.

Additional Information about Minimum Initial Investments. The minimum initial investment requirements may be waived for accounts that are managed by an investment professional, or for accounts held in approved discretionary or non-discretionary wrap programs. The Distributor, in its sole discretion, may also waive minimum initial investment requirements for other account types. Minimum investment and related requirements may be modified at any time, with or without prior notice. If your account is closed and then re-opened with a systematic investment plan, your account must meet the then-current applicable minimum initial investment.

Class Inst Shares Minimum Initial Investments. There is no minimum initial investment in Class Inst shares for the following categories of eligible investors:

•	Any health savings account sponsored by a third party platform.

•

Any investor participating in an account sponsored by a financial intermediary or other entity (that provides services to the account) that is paid a fee-based advisory fee by the investor and that is not compensated by an Acquiring Fund for those services, other than payments for shareholder servicing or sub-accounting performed in place of the Transfer Agent.

•	Any commissionable brokerage account, if a financial intermediary has received a written approval from the Distributor to waive the minimum initial investment in Class Inst shares.

The minimum initial investment in Class Inst shares for the following categories of eligible investors is $1,000:

•

IRAs on commissionable brokerage platforms where the financial intermediary, acting as broker on behalf of its customer, charges the customer a commission for effecting transactions in Acquiring Fund shares, provided that the financial intermediary has an agreement with the Distributor that specifically authorizes offering Class Inst shares within such platform.

•

Any current employee of Columbia, the Distributor or the Transfer Agent and immediate family members of any of the foregoing who share the same address are eligible to invest in Class Inst shares through an IRA. If you maintain your account with a financial intermediary, you must contact that financial intermediary each time you seek to purchase shares to notify them that you qualify for Class Inst shares. If Class Inst shares are not available at your financial intermediary, you may consider opening a Direct-at-Fund Account. It is your obligation to advise your financial intermediary or (in the case of Direct-at-Fund Accounts) the Transfer Agent that you qualify for Class Inst shares; be prepared to provide proof thereof.

The minimum initial investment in Class Inst shares for the following categories of eligible investors is $2,000:

•

Investors (except investors in IRAs) who purchase Acquiring Fund shares through commissionable brokerage platforms where the financial intermediary holds the shares in an omnibus account and, acting as broker on behalf of its customer, charges the customer a commission for effecting transactions in Acquiring Fund shares provided that the financial intermediary has an agreement with the Distributor that specifically authorizes offering Class Inst shares within such platform.

•

Any current employee of Columbia, the Distributor or the Transfer Agent and immediate family members of any of the foregoing who share the same address are eligible to invest in Class Inst shares (other than IRAs, for which the minimum initial investment is $1,000). If you maintain your account with a financial intermediary, you must contact that financial intermediary each time you seek to purchase shares to notify them that you qualify for Class Inst shares. If Class Inst shares are not available at your financial intermediary, you may consider opening a Direct-at-Fund Account. It is your obligation to advise your financial intermediary or (in the case of Direct-at-Fund Accounts) the Transfer Agent that you qualify for Class Inst shares; be prepared to provide proof thereof.

•

Certain financial institutions and intermediaries, such as insurance companies, trust companies, banks, endowments, investment companies or foundations, buying shares for their own account, including Ameriprise Financial and its affiliates and/or subsidiaries.

•	Bank trust departments that assess their clients an asset-based fee.

•	Certain other investors as set forth in more detail in the Acquiring Funds’ SAI.

Systematic Investment Plan. The Systematic Investment Plan allows you to schedule regular purchases via automatic transfers from your bank account to an Acquiring Fund on a monthly, quarterly or semiannual basis. Contact the Transfer Agent or your financial intermediary to set up the plan. Systematic Investment Plans may not be available for all share classes. The Systematic Investment Plan is confirmed on your quarterly account statement.

Dividend Diversification. Generally, you may automatically invest Acquiring Fund distributions into the same class of shares (and in some cases certain other classes of shares) of another Acquiring Fund without paying any applicable front-end sales charge. Call the Transfer Agent at 800.345.6611 for details. The ability to invest distributions from one Acquiring Fund to another Acquiring Fund may not be available to accounts held at all financial intermediaries.

Other Purchase Rules You Should Know.

•

Once the Transfer Agent or your financial intermediary receives your purchase order in “good form,” your purchase will be made at the Acquiring Fund’s next calculated public offering price per share, which is the NAV per share plus any sales charge that applies (i.e., the trade date).

•	Once the Acquiring Fund receives your purchase request in “good form,” you cannot cancel it after the market closes.

•	You generally buy Class A shares at the public offering price per share because purchases of these share classes are generally subject to a front-end sales charge.

•	You buy Class Adv, Class C, Class Inst, Class Inst2, Class Inst3 and Class R shares at NAV per share because no front-end sales charge applies to purchases of these share classes.

•

The Distributor and the Transfer Agent reserve the right to cancel your order request if the Acquiring Fund does not receive payment within two business days of receiving your purchase order request. The Acquiring Fund will return any payment received for orders that have been cancelled, but no interest will be paid on that money.

•	Financial intermediaries are responsible for sending your purchase orders to the Transfer Agent and ensuring that the Acquiring Fund receives your money on time.

•	Shares purchased are recorded on the books of the Acquiring Fund. The Acquiring Fund does not issue certificates.

Please also read Appendix A to this Section D and contact your financial intermediary for more information regarding any reductions and/or waivers described therein.

Selling Shares. When you sell shares, the amount you receive may be more or less than the amount you invested. Your sale price will be the next NAV calculated after your request is received in “good form,” (i.e., the trade date) minus any applicable CDSC.

Systematic Withdrawal Plan. The Systematic Withdrawal Plan allows you to schedule regular redemptions from your account any business day on a monthly, quarterly or semiannual basis. Currently, Systematic Withdrawal Plans are generally available for Class A, Class Adv, Class C, Class Inst, Class Inst2 and Class Inst3 share accounts. Contact the Transfer Agent or your financial intermediary to set up the plan. To set up the plan, your account balance must meet the class minimum initial investment amount. A Systematic Withdrawal Plan cannot be set up on an account that already has a Systematic Investment Plan established. Note that a Medallion Signature Guarantee may be required if this service is established after your Acquiring Fund account is opened. You can choose to receive your withdrawals via check or direct deposit into your bank account. The Acquiring Fund will deduct any applicable CDSC from the withdrawals before sending redemption proceeds to you. You can cancel the plan by giving the Acquiring Fund 30 days’ notice in writing or by calling the Transfer Agent at 800.422.3737. It’s important to remember that if you withdraw more than your investment in the Acquiring Fund is earning, you’ll eventually withdraw your entire investment.

Satisfying Fund Redemption Requests. When you sell your Acquiring Fund shares, the Acquiring Fund is effectively buying them back from you. This is called a redemption. Except as noted below with respect to newly purchased shares, an Acquiring Fund typically expects to send you payment for your shares within two business days after your trade date for all methods of payment. An Acquiring Fund can suspend redemptions and/or delay payment of redemption proceeds for up to seven days. An Acquiring Fund can also suspend redemptions and/or delay payment of redemption proceeds in excess of seven days under certain circumstances, including when the NYSE is closed or trading thereon is restricted or during emergency or other circumstances, including as determined by the SEC.

An Acquiring Fund typically seeks to satisfy redemption requests from cash or cash equivalents held by the Acquiring Fund, from the proceeds of orders to purchase Acquiring Fund shares or from the proceeds of sales of Acquiring Fund holdings effected in the normal course of managing the Fund. However, an Acquiring Fund may have to sell Fund holdings, including in down markets, to meet heavier than usual redemption requests. For example, under stressed or abnormal market conditions or circumstances, including circumstances adversely affecting the liquidity of the Acquiring Fund’s investments, the Acquiring Fund may be more likely to be forced to sell Acquiring Fund holdings to meet redemptions than under normal market circumstances. In these situations, the Acquiring Fund’s portfolio managers may have to sell Acquiring Fund holdings that would not otherwise be sold because, among other reasons, the current price to be received is less than the value of the holdings perceived by the Acquiring Fund’s portfolio managers. The Acquiring Fund may also, under certain circumstances (but more likely under stressed or abnormal market conditions or circumstances), borrow money under a credit facility to which the Acquiring Funds and certain other Columbia Funds are parties or from other Columbia Funds under an inter fund lending program (except for closed-end funds and money market funds, which are not eligible to borrow under the program). The Acquiring Funds and the other Columbia Funds are limited as to the amount that each may individually and collectively borrow under the credit facility and the inter fund lending program. As a result, borrowings available to an Acquiring Fund under the credit facility and the inter fund lending program might be insufficient, alone or in combination with the other strategies described herein, to satisfy Acquiring Fund redemption requests. Please see About Fund Investments – Borrowings – Inter fund Lending in the applicable Acquiring Fund’s SAI for more information about the credit facility and inter fund lending program. Each Acquiring Fund is also limited in the total amount it may borrow. Each Acquiring Fund may only borrow to the extent permitted by the 1940 Act, the rules and regulations thereunder, and any exemptive relief available to the Fund, which currently limit Fund borrowings to 33 1/3% of total assets (including any amounts borrowed) less liabilities (other than borrowings), plus an additional 5% of its total assets for temporary purposes (to be repaid within 60 days without extension or renewal), in each case determined at the time the borrowing is made.

In addition, each Acquiring Fund reserves the right to honor redemption orders in whole or in part with in-kind distributions of Acquiring Fund portfolio securities instead of cash. Such in-kind distributions typically represent a pro-rata portion of Fund portfolio assets subject to adjustments (e.g., for non-transferable securities, round lots, and derivatives). In the event an Acquiring Fund distributes portfolio securities in kind, you may incur brokerage and other transaction costs associated with converting the portfolio securities you receive into cash. Also, the portfolio securities you receive may increase or decrease in value after they are distributed but before you convert them into cash. For U.S. federal income tax purposes, redemptions paid in securities are generally treated the same as redemptions paid in cash. If, during any 90-day period, you redeem shares in an amount greater than $250,000 or 1% of the Acquiring Fund’s net assets (whichever is less), and if Columbia determines it to be feasible and appropriate, the Acquiring Fund may pay the redemption amount above such threshold by an in-kind distribution of Fund portfolio securities.

While an Acquiring Fund is not required (and may refuse in its discretion) to pay a redemption with an in-kind distribution of Fund portfolio securities and reserves the right to pay the redemption proceeds in cash, if you wish to request an in-kind redemption, please call the Transfer Agent at 800.345.6611. As a result of the operational steps needed to coordinate with the redeeming shareholder’s custodian, in-kind redemptions typically take several weeks to complete after a redemption request is received. The applicable Acquiring Fund and the redeeming shareholder will typically agree upon a redemption date. Since the Acquiring Fund’s NAV may fluctuate during this time, the Acquiring Fund’s NAV may be lower on the agreed-upon redemption date than on an earlier date on which the investment could have been redeemed for cash.

Redemption of Newly Purchased Shares. You may not redeem shares for which an Acquiring Fund has not yet received payment. Shares purchased by check or electronically by ACH when the purchase payment is not guaranteed will be considered in “good form” for redemption only after they have been held in your account for 6 calendar days after the trade date of the purchase (“Collected Shares”). If you request a redemption for an amount that, based on the NAV next calculated after your redemption request is received, includes any shares that are not yet Collected Shares, the Acquiring Fund will only process the redemption up to the amount of the value of Collected Shares available in your account. You must submit a new redemption request if you wish to redeem those shares that were not yet Collected Shares at the time the original redemption request was received by the Acquiring Fund.

Other Redemption Rules You Should Know.

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Once the Transfer Agent or your financial intermediary receives your redemption order in “good form,” your shares will be sold at the applicable Acquiring Fund’s next calculated NAV per share (i.e., the trade date). Any applicable CDSC will be deducted from the amount you’re selling and the balance will be remitted to you.

•	Once an Acquiring Fund receives your redemption request in “good form,” you cannot cancel it after the market closes.

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The Distributor, in its sole discretion, reserves the right to liquidate Acquiring Fund shares (of any class of the Acquiring Fund) held in an omnibus account of a financial intermediary that clears Acquiring Fund shares through a clearing intermediary or platform that charges certain maintenance fees to the Acquiring Fund if the value of the omnibus account, at the Acquiring Fund share class (i.e., CUSIP) level, falls below $100,000 (a CUSIP Liquidation Event). The Distributor will provide at least 90-days’ notice of a CUSIP Liquidation Event to financial intermediaries with impacted omnibus accounts. Shareholders invested in the Acquiring Fund through such omnibus accounts can request through their financial intermediary a tax-free exchange to Class A shares or shareholders can consider holding their Acquiring Fund shares in a Direct-at-Fund Account, provided requirements to transfer the account are fulfilled. You should discuss your options with your financial intermediary.

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If you sell your shares that are held in a Direct-at-Fund Account, we will normally send the redemption proceeds by mail or electronically transfer them to your bank account the next business day after the trade date. Note that your bank may take up to three business days to post an electronic funds transfer from your account.

•	If you sell your shares through a financial intermediary, the Acquiring Funds will normally send the redemption proceeds to your financial intermediary within two business days after the trade date.

•	No interest will be paid on uncashed redemption checks.

•	Other restrictions may apply to retirement accounts. For information about these restrictions, contact your retirement plan administrator.

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For broker-dealer and wrap fee accounts: Each Acquiring Fund reserves the right to redeem your shares if your account falls below the Acquiring Fund’s minimum initial investment requirement. The Acquiring Fund will notify your broker-dealer prior to redeeming shares, and will provide details on how to avoid such redemption.

•	Also keep in mind the Funds’ Small Account Policy, which is described above in Buying, Selling and Exchanging Shares – Transaction Rules and Policies.

Exchanging Shares. You can generally sell shares of your Acquiring Fund to buy shares of another Columbia Fund (subject to eligibility requirements), in what is called an exchange. You should read the prospectus of, and make sure you understand the investment objective, principal investment strategies, risks, fees and expenses of, the Columbia Fund into which you are exchanging. Although the Columbia Funds allow certain exchanges from one share class to another share class with higher expenses, you should consider the expenses of each class before making such an exchange. Please see Same- Fund Exchange Privilege below for more information. You will be subject to a sales charge if, in a Direct-at-Fund Account, you exchange shares that have not previously paid a sales charge, into a Columbia Fund that does assess a sales charge. If you hold your Acquiring Fund shares through certain financial intermediaries, you may have limited exchangeability among the Columbia Funds. Please contact your financial intermediary for more information.

Systematic Exchanges. You may buy Class A, Class C, Class Inst and Class Inst3 shares of a Columbia Fund by exchanging each month from another Columbia Fund for shares of the same class of the Fund at no additional cost, subject to the following exchange amount minimums: $50 each month for individual retirement accounts (i.e., tax qualified accounts); and $100 each month for non-retirement accounts. Contact the Transfer Agent or your financial intermediary to set up the plan. Exchanges will continue as long as your balance in the Acquiring Fund you are exchanging shares from is sufficient to complete the systematic monthly exchange, subject to the Acquiring Funds’ Small Account Policy described above in Buying, Selling and Exchanging Shares – Transaction Rules and Policies. You may terminate the program or change the amount you would like to exchange (subject to the $50 and $100 minimum requirements noted immediately above) by calling the Transfer Agent at 800.345.6611.

Other Exchange Rules You Should Know.

•	Exchanges are made at the NAV next calculated (plus any applicable sales charge) after your exchange order is received in “good form” (i.e., the trade date).

•	Once an Acquiring Fund receives your exchange request in “good form,” you cannot cancel it after the market closes.

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The rules for buying shares of an Acquiring Fund generally apply to exchanges into that Fund, including, if your exchange creates a new Fund account, it must satisfy the minimum investment amount, unless a waiver applies.

•	Shares of the purchased Acquiring Fund may not be used on the same day for another exchange or sale.

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A sales charge may apply when you exchange shares of an Acquiring Fund that were not assessed a sales charge at the time you purchased such shares. If you invest through a Direct-at-Fund Account or any Columbia Fund that does not impose a front-end sales charge and then you exchange into a Fund that does assess a sales charge, your transaction is subject to a front-end sales charge if you exchange into Class A shares and to a CDSC if you exchange into Class C shares of the Columbia Funds.

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If you purchased Class A shares of a Columbia Fund that imposes a front-end sales charge (and you paid any applicable sales charge) and you then exchange those shares into a Columbia Fund that does not impose a front-end sales charge, you may exchange that amount to Class A of another Fund in the future, including dividends earned on that amount, without paying a sales charge.

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If your shares are subject to a CDSC, you will not be charged a CDSC upon the exchange of those shares. Any CDSC will be deducted when you sell the shares you received from the exchange. The CDSC imposed at that time will be based on the period that begins when you bought shares of the original Fund and ends when you sell the shares of the Fund you received from the exchange. Any applicable CDSC charged will be the CDSC of the original Fund.

•	You may make exchanges only into an Acquiring Fund that is legally offered and sold in your state of residence. Contact the Transfer Agent or your financial intermediary for more information.

•	You generally may make an exchange only into an Acquiring Fund that is accepting investments.

•	An Acquiring Fund may change or cancel your right to make an exchange by giving the amount of notice required by regulatory authorities (generally 60 days for a material change or cancellation).

•	Unless your account is part of a tax-advantaged arrangement, an exchange for shares of another Columbia Fund is a taxable event, and you may recognize a gain or loss for tax purposes.

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Changing your investment to a different Acquiring Fund will be treated as a sale and purchase, and you will be subject to applicable taxes on the sale and sales charges on the purchase of the new Columbia Fund.

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Class Inst shares of an Acquiring Fund may be exchanged for Class A or Class Inst shares of another Columbia Fund. In certain circumstances, the front-end sales charge applicable to Class A shares may be waived on exchanges of Class Inst shares for Class A shares. See Buying, Selling and Exchanging Shares – Buying Shares – Eligible Investors – Class Inst Shares for details.

Same-Fund Exchange Privilege. Shareholders may be eligible to invest in other classes of shares of the same Acquiring Fund and may exchange their current shares for another share class if deemed eligible and offered by the applicable Acquiring Fund. Such same-Fund exchanges could include an exchange of one class for another with higher expenses. Before making such an exchange, you should consider the expenses of each class. Shareholders should contact their financial intermediaries to learn more about the details of the same-Fund exchange privilege. Exchanges out of Class A and Class C shares will be subject to any applicable CDSC. Financial intermediaries that have a customized arrangement with regard to CDSCs are detailed in Appendix A.

Exchanges out of Class C shares to another share class of the same Fund are not permissible on Direct-at-Fund Accounts. Exchanges out of Class C shares to another share class of the same Fund within commissionable brokerage accounts are permitted only (1) by shareholders moving from a commissionable brokerage account to a fee-based advisory program or (2) when the exchange is part of a share class conversion (or a similar multiple shareholder transaction event) instituted by a financial intermediary and such conversion or similar type event is preapproved by the Distributor.

Ordinarily, shareholders will not recognize a gain or loss for U.S. federal income tax purposes upon a same- Fund exchange. You should consult your tax advisor about your particular exchanges.

Distributions and Taxes.

Distributions to Shareholders A mutual fund can make money two ways:

•	It can earn income on its investments. Examples of fund income are interest paid on money market instruments and bonds, and dividends paid on common stocks.

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A mutual fund can also have capital gains if the value of its investments increases. While a fund continues to hold an investment, any gain is generally unrealized. If the fund sells an investment, it generally will realize a capital gain if it sells that investment for a higher price than its adjusted cost basis, and will generally realize a capital loss if it sells that investment for a lower price than its adjusted cost basis. Capital gains and losses are either short-term or long-term, depending on whether the fund holds the securities for one year or less (short-term) or more than one year (long-term).

Mutual funds make payments of fund earnings to shareholders, distributing them among all shareholders of the fund. As a shareholder, you are entitled to your portion of a fund’s distributed income, including capital gains. Reinvesting your distributions buys you more shares of a fund – which lets you take advantage of the potential for compound growth. Putting the money you earn back into your investment means it, in turn, may earn even more money (or be exposed to additional losses, if the fund earns a negative return). Over time, the power of compounding has the potential to significantly increase the value of your investment. There is no assurance, however, that you’ll earn more money if you reinvest your distributions rather than receive them in cash.

Each Acquiring Fund intends to pay out, in the form of distributions to shareholders, a sufficient amount of its income and gains so that the Acquiring Fund will qualify for treatment as a regulated investment company and generally will not have to pay any federal excise tax. Each Acquiring Fund generally intends to distribute any net realized capital gain (whether long-term or short-term gain) at least once a year. Normally, the Acquiring Funds will declare and pay distributions of net investment income according to the following schedule:

Fund	Declaration Schedule	Distribution Schedule
Columbia Emerging Markets Fund	Annually	Annually
Columbia Mid Cap Growth Fund	Annually	Annually
Columbia Total Return Bond Fund	Daily	Monthly
Columbia Corporate Income Fund	Daily	Monthly
Columbia Intermediate Municipal Bond Fund	Daily	Monthly
Columbia Strategic Income Fund	Monthly	Monthly

Each Acquiring Fund may declare or pay distributions of net investment income more frequently.

Different share classes of an Acquiring Fund usually pay different net investment income distribution amounts, because each class has different expenses. Each time a distribution is made, the NAV per share of the share class is reduced by the amount of the distribution.

Each Acquiring Fund generally pays cash distributions within five business days after the distribution was declared (or, if the Acquiring Fund declares distributions daily, within five business days after the end of the month in which the distribution was declared). If you sell all of your shares after the record date, but before the payment date, for a distribution, you’ll normally receive that distribution in cash within five business days after the sale was made.

Each Acquiring Fund will automatically reinvest distributions in additional shares of the same share class of the Acquiring Fund unless you inform us you want to receive your distributions in cash (the financial intermediary through which you purchased shares may have different policies). You can do this by contacting the Acquiring Funds at the addresses and telephone numbers listed at the beginning of the section entitled Choosing a Share Class. No sales charges apply to the purchase or sale of such shares.

For accounts held directly with an Acquiring Fund (through the Transfer Agent), distributions of $10 or less will automatically be reinvested in additional Acquiring Fund shares only. If you elect to receive distributions by check and the check is returned as undeliverable, all subsequent distributions will be reinvested in additional shares of the Acquiring Fund.

Unless you are a tax-exempt investor or holding Acquiring Fund shares through a tax-advantaged account (such as a 401(k) plan or IRA), you should consider avoiding the purchase of Acquiring Fund shares shortly before the Acquiring Fund makes a distribution (other than distributions of net investment income that are declared daily) of net investment income or net realized capital gain, because doing so can cost you money in taxes to the extent the distribution consists of taxable income or gains. This is because you will, in effect, receive part of your purchase price back in the distribution. This is known as “buying a dividend.” To avoid “buying a dividend,” before you invest check the Acquiring Fund’s distribution schedule, which is available at the Funds’ website and/or by calling the Funds’ telephone number listed at the beginning of the section entitled Choosing a Share Class.

Taxes. You should be aware of the following U.S. federal income tax considerations applicable to each Acquiring Fund:

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The Acquiring Fund intends to qualify and to be eligible for treatment each year as a regulated investment company. A regulated investment company generally is not subject to tax at the fund level on income and gains from investments that are distributed to shareholders. However, the Acquiring Fund’s failure to qualify for treatment as a regulated investment company would result in Fund-level taxation, and consequently, a reduction in income available for distribution to you and in the NAV of your shares. Even if the Acquiring Fund qualifies for treatment as a regulated investment company, the Acquiring Fund may be subject to federal excise tax on certain undistributed income or gains. For Columbia Intermediate Municipal Bond Fund: If Columbia Intermediate Municipal Bond Fund were to fail to qualify for treatment as a regulated investment company, the Fund could not pass through the tax-exempt character of income it receives to shareholders, and any dividends paid by the Fund in respect of its net tax-exempt income in general, would be taxable to you as ordinary income.

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Otherwise taxable distributions generally are taxable to you when paid, whether they are paid in cash or automatically reinvested in additional Acquiring Fund shares. Dividends paid in January are deemed paid on December 31 of the prior year if the dividend was declared and payable to shareholders of record in October, November, or December of such prior year.

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Distributions of the Acquiring Fund’s ordinary income and net short-term capital gain, if any, generally are taxable to you as ordinary income. Distributions of the Acquiring Fund’s net long-term capital gain, if any, generally are taxable to you as long-term capital gain. Whether capital gains are long-term or short-term is determined by how long the Acquiring Fund has owned the investments that generated them, rather than how long you have owned your shares.

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From time to time, a distribution from the Acquiring Fund could constitute a return of capital. A return of capital is a return of an amount of your original investment and is not a distribution of income or capital gain from the Acquiring Fund. Therefore, a return of capital is not taxable to you so long as the amount of the distribution does not exceed your tax basis in your Acquiring Fund shares. A return of capital reduces your tax basis in your Acquiring Fund shares, with any amounts exceeding such basis generally taxable as capital gain.

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If you are an individual and you meet certain holding period and other requirements for your Acquiring Fund shares, a portion of your distributions from certain of the Acquiring Funds may be treated as “qualified dividend income” taxable at the lower net long-term capital gain rates instead of the higher ordinary income rates. Qualified dividend income is income attributable to the Acquiring Fund’s dividends received from certain U.S. and foreign corporations, as long as the Acquiring Fund meets certain holding period and other requirements for the stock producing such dividends.

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Certain high-income individuals (as well as estates and trusts) are subject to a 3.8% tax on net investment income. For individuals, the 3.8% tax applies to the lesser of (1) the amount (if any) by which the taxpayer’s modified adjusted gross income exceeds certain threshold amounts or (2) the taxpayer’s “net investment income.” Net investment income generally includes for this purpose dividends, including any capital gain dividends, paid by the Acquiring Fund, and net gains recognized on the sale, redemption or exchange of shares of the Acquiring Fund. For Columbia Intermediate Municipal Bond Fund: Exempt interest dividends are not included in net investment income for this purpose, and are therefore not subject to the tax on net investment income.

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Certain derivative instruments when held in the Acquiring Fund’s portfolio subject the Acquiring Fund to special tax rules, the effect of which may be to, among other things, accelerate income to the Acquiring Fund, defer Acquiring Fund losses, cause adjustments in the holding periods of Acquiring Fund portfolio securities, or convert capital gains into ordinary income, short-term capital losses into long-term capital losses or long-term capital gains into short-term capital gains. These rules could therefore affect the amount, timing and/or character of distributions to shareholders. For Columbia Intermediate Municipal Bond Fund: Derivative instruments held by a Fund may also generate taxable income to the Fund.

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Generally, an Acquiring Fund realizes a capital gain or loss on an option when the option expires, or when it is exercised, sold or otherwise terminated. However, if an option is a “section 1256 contract,” which includes most traded options on a broad-based index, and the Fund holds such option at the end of its taxable year, the Acquiring Fund is deemed to sell such option at fair market value at such time and recognize any gain or loss thereon, which is generally deemed to be 60% long-term and 40% short-term capital gain or loss, as described further in the Acquiring Funds’ SAI.

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Income and proceeds received by the Acquiring Fund from sources within foreign countries may be subject to foreign taxes. If at the end of the taxable year more than 50% of the value of the Acquiring Fund’s assets consists of securities of foreign corporations, and the Acquiring Fund makes a special election, you will generally be required to include in your income for U.S. federal income tax purposes your share of the qualifying foreign income taxes paid by the Fund in respect of its foreign portfolio securities. You may be able to claim a foreign tax credit or deduction in respect of this amount, subject to certain limitations. There is no assurance that the Acquiring Fund will make this election for a taxable year, even if it is eligible to do so.

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For Columbia Intermediate Municipal Bond Fund: The Fund expects that distributions will consist primarily of exempt-interest dividends. Distributions of the Fund’s net interest income from tax-exempt securities generally are not subject to U.S. federal income tax, but may be subject to state and local income and other taxes, as well as U.S. federal and state alternative minimum tax. Similarly, distributions of interest income that is exempt from state and local income taxes of a particular state may be subject to other taxes, including income taxes of other states, and U.S. federal and state alternative minimum tax. Certain income generated by tax-exempt securities, including capital gains on sales and market discount, is taxable. The Fund may invest a portion of its assets in securities that generate income that is not exempt from U.S. federal or state income tax. Distributions by the Fund of this income generally are taxable to you as ordinary income or long-term capital gain. Distributions of capital gains realized by the Fund, including those generated from the sale or exchange of tax-exempt securities, generally also are taxable to you. Distributions of the Fund’s net short-term capital gain, if any, generally are taxable to you as ordinary income.

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A sale, redemption or exchange of Acquiring Fund shares (other than exchanges of one class of Acquiring Fund shares for another class of the same Acquiring Fund) is a taxable event. This includes redemptions where you are paid in securities. Your sales, redemptions and exchanges of Acquiring Fund shares (including those paid in securities) usually will result in a taxable capital gain or loss to you, equal to the difference between the amount you receive for your shares (or are deemed to have received in the case of exchanges) and your adjusted tax basis in the shares, which is generally the amount you paid (or are deemed to have paid in the case of exchanges) for them. Any such capital gain or loss generally will be long-term capital gain or loss if you have held your Acquiring Fund shares for more than one year at the time of sale, redemption or exchange. In certain circumstances, capital losses may be converted from short-term to long-term; in other circumstances, capital losses may be disallowed under the “wash sale” rules.

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For sales, redemptions and exchanges of shares that were acquired in a non-qualified account after 2011, the Acquiring Fund generally is required to report to shareholders and the IRS cost basis information with respect to those shares. The Acquiring Fund uses average cost basis as its default method of calculating cost basis. For more information regarding average cost basis reporting, other available cost basis methods, and selecting or changing to a different cost basis method, please see the Acquiring Funds’ SAI, columbiathreadneedleus.com, or contact the Acquiring Funds at 800.345.6611. If you hold Acquiring Fund shares through a financial intermediary (e.g., a brokerage firm), you should contact your financial intermediary to learn about its cost basis reporting default method and the reporting elections available to your account.

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The Acquiring Funds are required by federal law to withhold tax on any taxable or tax-exempt distributions and redemption proceeds paid to you (including amounts paid to you in securities and amounts deemed to be paid to you upon an exchange of shares) if: you have not provided a correct TIN or have not certified to the Fund that withholding does not apply, the IRS has notified us that the TIN listed on your account is incorrect according to its records, or the IRS informs the Acquiring Fund that you are otherwise subject to backup withholding.

FUNDamentalsTM

Taxes

The information provided above is only a summary of how U.S. federal income taxes may affect your investment in an Acquiring Fund. It is not intended as a substitute for careful tax planning. Your investment in an Acquiring Fund may have other tax implications. It does not apply to certain types of investors who may be subject to special rules, including foreign or tax-exempt investors or those holding Acquiring Fund shares through a tax-advantaged account, such as a 401(k) plan or IRA. Please see the Acquiring Funds’ SAI for more detailed tax information. You should consult with your own tax advisor about the particular tax consequences to you of an investment in the Acquiring Funds, including the effect of any foreign, state and local taxes, and the effect of possible changes in applicable tax laws.

Appendix A to Section D

As noted in the Choosing a Share Class section above, the sales charge reductions and waivers available to investors who purchase and hold their Acquiring Fund shares through different financial intermediaries may vary.

This Appendix A describes financial intermediary-specific reductions and/or waiver policies applicable to Acquiring Fund shares purchased and held through the particular financial intermediary. A reduction and/or waiver that is specific to a particular financial intermediary is not available to Direct-at-Fund Accounts or through another financial intermediary. These reductions and/or waivers may apply to purchases, sales, and exchanges of Acquiring Fund shares. A shareholder transacting in Acquiring Fund shares through a financial intermediary identified below should carefully read the terms and conditions of the reductions and/or waivers. Please consult your financial intermediary with respect to any sales charge reduction/waiver described below.

The financial intermediary-specific information below may be provided by, or compiled from or based on information provided by, the financial intermediaries noted. While the Acquiring Funds, Columbia and the Distributor do not establish these financial intermediary-specific policies, our representatives are available to answer questions about these financial intermediary-specific policies and can direct you to the financial intermediary if you need help understanding them.

Ameriprise Financial Services, LLC (Ameriprise Financial Services)

The following information has been provided by Ameriprise Financial Services:

Class A Shares Front-End Sales Charge Waivers Available at Ameriprise Financial Services:

The following information applies to Class A shares purchases if you have an account with or otherwise purchase Fund shares through Ameriprise Financial Services:

Shareholders purchasing Fund shares through an Ameriprise Financial Services brokerage account are eligible for the following front-end sales charge waivers, which may differ from those disclosed elsewhere in the Fund’s prospectus or SAI:

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Employer-sponsored retirement plans (e.g., 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans). For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs or SAR-SEPs.

•	Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the Columbia Fund family).

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Shares exchanged from Class C shares of the same fund in the month of or following the 7-year anniversary of the purchase date. To the extent that the Fund’s prospectus elsewhere provides for a waiver with respect to exchanges of Class C shares or conversion of Class C shares following a shorter holding period, that waiver will apply.

•	Employees and registered representatives of Ameriprise Financial Services or its affiliates and their immediate family members.

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Shares purchased by or through qualified accounts (including IRAs, Coverdell Education Savings Accounts, 401(k)s, 403(b) TSCAs subject to ERISA and defined benefit plans) that are held by a covered family member, defined as an Ameriprise financial advisor and/or the advisor’s spouse, advisor’s lineal ascendant (mother, father, grandmother, grandfather, great grandmother, great grandfather), advisor’s lineal descendant (son, step-son, daughter, step-daughter, grandson, granddaughter, great grandson, great granddaughter) or any spouse of a covered family member who is a lineal descendant.

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Shares purchased from the proceeds of redemptions from another fund in the Columbia Fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (i.e. Rights of Reinstatement).

Robert W. Baird & Co. Incorporated (Baird)

The following information has been provided by Baird:

Effective June 30, 2020, shareholders purchasing Columbia Fund shares through a Baird platform or account that maintains an omnibus position with the Fund will only be eligible for the following sales charge waivers (front-end sales charge waivers and CDSC waivers) and discounts, which may differ from those disclosed elsewhere in the Fund’s prospectus or SAI. A reduction and/or waiver that is specific to Baird will not apply to non-omnibus positions.

Front-End Sales Charge Waivers on Class A Shares Available at Baird:

•	Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same Columbia Fund.

•	Share purchases by employees and registered representatives of Baird or its affiliates and their family members as designated by Baird.

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Shares purchased with the proceeds of redemptions from another Columbia Fund, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same accounts, and (3) redeemed shares were subject to a front-end or deferred sales charge (known as rights of reinstatement).

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A shareholder in the Fund’s Class C shares will have their shares converted at net asset value to Class A shares of the same Columbia Fund if the shares are no longer subject to CDSC and the conversion is in line with the policies and procedures of Baird.

•

Employer-sponsored retirement plans or charitable accounts in a transactional brokerage account at Baird, including 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans. For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs or SAR-SEPs.

CDSC Waivers on Class A and Class C Shares Available at Baird:

•	Shares sold due to death or disability of the shareholder.

•	Shares sold as part of a systematic withdrawal plan as described in the Fund’s prospectus.

•	Shares purchased due to returns of excess contributions from an IRA account.

•	Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching the qualified age based on applicable IRS regulations.

•	Shares sold to pay Baird fees but only if the transaction is initiated by Baird.

•	Shares acquired through a right of reinstatement.

Front-End Sales Charge Discounts Available at Baird: Breakpoints and/or Rights of Accumulations:

•	Breakpoints as described in the Fund’s prospectus.

•

Rights of accumulations which entitle shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of Columbia Fund assets held by accounts within the purchaser’s household at Baird. Eligible Columbia Fund assets not held at Baird may be included in the rights of accumulations calculation only if the shareholder notifies his or her financial advisor about such assets.

•	Letters of Intent (LOI) allow for breakpoint discounts based on anticipated purchases of Columbia Funds through Baird, over a 13-month period of time.

Edward D. Jones & Co., L.P. (Edward Jones)

Policies Regarding Transactions Through Edward Jones

The following information has been provided by Edward Jones:

Effective on or after January 15, 2021, the following information supersedes prior information with respect to transactions and positions held in Columbia Fund shares through an Edward Jones system. Clients of Edward Jones (also referred to as “shareholders”) purchasing Columbia Fund shares on the Edward Jones commission and fee-based platforms are eligible only for the following sales charge discounts (also referred to as “breakpoints”) and waivers, which can differ from discounts and waivers described elsewhere in the Fund’s prospectus or SAI or through another broker-dealer. In all instances, it is the shareholder’s responsibility to inform Edward Jones at the time of purchase of any relationship, holdings of Columbia Funds and Future Scholars Program, or other facts qualifying the purchaser for discounts or waivers. Edward Jones can ask for documentation of such circumstance. Shareholders should contact Edward Jones if they have questions regarding their eligibility for these discounts and waivers.

Breakpoints

•	Breakpoint pricing, otherwise known as volume pricing, at dollar thresholds as described in the Fund’s prospectus.

Rights of Accumulation (ROA)

•

The applicable sales charge on a purchase of Class A shares is determined by taking into account all share classes (except certain money market funds and any assets held in group retirement plans) of Columbia Funds and Future Scholars Program held by the shareholder or in an account grouped by Edward Jones with other accounts for the purpose of providing certain pricing considerations (“pricing groups”). If grouping assets as a shareholder, this includes all share classes held on the Edward Jones platform and/or held on another platform. The inclusion of eligible Columbia Fund assets in the ROA calculation is dependent on the shareholder notifying Edward Jones of such assets at the time of calculation. Money market funds are included only if such shares were sold with a sales charge at the time of purchase or acquired in exchange for shares purchased with a sales charge.

•

The employer maintaining a SEP IRA plan and/or SIMPLE IRA plan may elect to establish or change ROA for the IRA accounts associated with the plan to a plan-level grouping as opposed to including all share classes at a shareholder or pricing group level.

•	ROA is determined by calculating the higher of cost minus redemptions or market value (current shares x NAV).

Letter of Intent (LOI)

•

Through a LOI, shareholders can receive the sales charge and breakpoint discounts for purchases shareholders intend to make over a 13-month period from the date Edward Jones receives the LOI. The LOI is determined by calculating the higher of cost or market value of qualifying holdings at LOI initiation in combination with the value that the shareholder intends to buy over a 13-month period to calculate the front-end sales charge and any breakpoint discounts. Each purchase the shareholder makes during that 13-month period will receive the sales charge and breakpoint discount that applies to the total amount. The inclusion of eligible Columbia Fund assets in the LOI calculation is dependent on the shareholder notifying Edward Jones of such assets at the time of calculation. Purchases made before the LOI is received by Edward Jones are not adjusted under the LOI and will not reduce the sales charge previously paid. Sales charges will be adjusted if LOI is not met.

•

If the employer maintaining a SEP IRA plan and/or SIMPLE IRA plan has elected to establish or change ROA for the IRA accounts associated with the plan to a plan-level grouping, LOIs will also be at the plan-level and may only be established by the employer.

Sales Charge Waivers

Sales charges are waived for the following shareholders and in the following situations:

•

Associates of Edward Jones and its affiliates and their family members who are in the same pricing group (as determined by Edward Jones under its policies and procedures) as the associate. This waiver will continue for the remainder of the associate’s life if the associate retires from Edward Jones in good-standing and remains in good standing pursuant to Edward Jones’ policies and procedures.

•	Shares purchased in an Edward Jones fee-based program.

•	Shares purchased through reinvestment of capital gains distributions and dividend reinvestment.

•

Shares purchased from the proceeds of redeemed shares of Columbia Funds so long as the following conditions are met: 1) the proceeds are from the sale of shares within 60 days of the purchase, and 2) the sale and purchase are made in the same share class and the same account or the purchase is made in an individual retirement account with proceeds from liquidations in a non-retirement account.

•

Shares exchanged into Class A shares from another share class so long as the exchange is into the same fund and was initiated at the discretion of Edward Jones. Edward Jones is responsible for any remaining CDSC due to the fund company, if applicable. Any future purchases are subject to the applicable sales charge as disclosed in the Fund’s prospectus.

•	Exchanges from Class C shares to Class A shares of the same fund, generally, in the 84th month following the anniversary of the purchase date or earlier at the discretion of Edward Jones.

Contingent Deferred Sales Charge (CDSC) Waivers

If the shareholder purchases shares that are subject to a CDSC and those shares are redeemed before the CDSC is expired, the shareholder is responsible to pay the CDSC except in the following conditions:

•	The death or disability of the shareholder.

•	Systematic withdrawals with up to 10% per year of the account value.

•	Return of excess contributions from an Individual Retirement Account (IRA).

•

Shares sold as part of a required minimum distribution for IRA and retirement accounts if the redemption is taken in or after the year the shareholder reaches qualified age based on applicable IRS regulations.

•	Shares sold to pay Edward Jones fees or costs in such cases where the transaction is initiated by Edward Jones.

•	Shares exchanged in an Edward Jones fee-based program.

•	Shares acquired through NAV reinstatement.

•	Shares redeemed at the discretion of Edward Jones for Minimum Balances, as described below.

Other Important Information Regarding Transactions Through Edward Jones

Minimum Purchase Amounts

•	Initial purchase minimum: $250

•	Subsequent purchase minimum: none

Minimum Balances

Edward Jones has the right to redeem at its discretion Fund holdings with a balance of $250 or less. The following are examples of accounts that are not included in this policy:

•	A fee-based account held on an Edward Jones platform.

•	A 529 account held on an Edward Jones platform.

•	An account with an active systematic investment plan or LOI.

Exchanging Share Classes

•	At any time it deems necessary, Edward Jones has the authority to exchange at NAV a shareholder’s holdings in the Fund to Class A shares.

Janney Montgomery Scott LLC (Janney)

The following information has been provided by Janney:

Effective May 1, 2020, if you purchase Columbia Fund shares through a Janney brokerage account, you will be eligible for the following load waivers (front-end sales charge waivers and CDSC, or back-end sales charge, waivers) and discounts, which may differ from those disclosed elsewhere in the Fund’s prospectus or the Fund’s SAI. A reduction and/or waiver that is specific to Janney does not apply to non-omnibus positions.

Front-End Sales Charge* Waivers on Class A Shares Available at Janney

•	Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other Columbia Fund).

•	Shares purchased by employees and registered representatives of Janney or its affiliates and their family members as designated by Janney.

•

Shares purchased from the proceeds of redemptions from another Columbia Fund, provided (1) the repurchase occurs within ninety (90) days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (i.e., right of reinstatement).

•

Employer-sponsored retirement plans (e.g., 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans). For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs, SAR-SEPs or Keogh plans.

•	Shares acquired through a right of reinstatement.

•	Class C shares that are no longer subject to a CDSC and are converted to Class A shares of the same fund pursuant to Janney’s policies and procedures.

CDSC Waivers on Class A and C Shares Available at Janney

•	Shares sold upon the death or disability of the shareholder.

•	Shares sold as part of a systematic withdrawal plan as described in the Fund’s prospectus.

•	Shares purchased in connection with a return of excess contributions from an IRA account.

•

Shares sold as part of a required minimum distribution for IRA and retirement accounts if the redemption is taken in or after the year the shareholder reaches qualified age based on applicable IRS regulations.

•	Shares sold to pay Janney fees but only if the transaction is initiated by Janney.

•	Shares acquired through a right of reinstatement.

•	Shares exchanged into the same share class of a different fund.

Front-End Sales Charge* Discounts Available at Janney: Breakpoints, Rights of Accumulation, and/or Letters of Intent

•	Breakpoints as described in the Fund’s prospectus.

•

Rights of accumulation (“ROA”), which entitle shareholders to breakpoint discounts, will be automatically calculated based on the aggregated holding of Columbia Fund assets held by accounts within the purchaser’s household at Janney. Eligible Columbia Fund assets not held at Janney may be included in the ROA calculation only if the shareholder notifies his or her financial advisor about such assets.

•

Letters of intent which allow for breakpoint discounts based on anticipated purchases within the Columbia Funds, over a 13-month time period. Eligible Columbia Fund assets not held at Janney may be included in the calculation of letters of intent only if the shareholder notifies his or her financial advisor about such assets

*	Also referred to as an “initial sales charge.”

Merrill Lynch Pierce, Fenner & Smith Incorporated (Merrill Lynch)

The following information has been provided by Merrill Lynch:

Shareholders purchasing Columbia Fund shares through a Merrill Lynch platform or account will be eligible only for the following load waivers (front-end sales charge waivers and contingent deferred, or back-end, sales charge waivers) and discounts, which may differ from those disclosed elsewhere in the Fund’s prospectus or SAI:

Front-End Load Discounts Available at Merrill Lynch:

Merrill Lynch makes available breakpoint discounts on shares of the Fund through:

•	Breakpoints as described in the Fund’s prospectus.

•

Rights of Accumulation (ROA) which entitle shareholders to breakpoint discounts as described in the Fund’s prospectus will be automatically calculated based on the aggregated holding of Columbia Fund assets held by accounts (including 529 program holdings, where applicable) within the purchaser’s household at Merrill Lynch. Eligible Columbia Fund assets not held at Merrill Lynch may be included in the ROA calculation only if the shareholder notifies his or her financial advisor about such assets.

•	Letters of Intent (LOI) which allow for breakpoint discounts based on anticipated purchases of Columbia Funds, through Merrill Lynch, over a 13-month period of time (if applicable).

Front-End Sales Load Waivers on Class A Shares Available at Merrill Lynch:

•

Employer-sponsored retirement, deferred compensation and employee benefit plans (including health savings accounts) and trusts used to fund those plans, provided that the shares are not held in a commission-based brokerage account and shares are held for the benefit of the plan.

•	Shares purchased by a 529 Plan (does not include 529 Plan units or 529-specific share classes or equivalents).

•	Shares purchased through a Merrill Lynch affiliated investment advisory program.

•

Shares exchanged due to the holdings moving from a Merrill Lynch affiliated investment advisory program to a Merrill Lynch brokerage (non-advisory) account pursuant to Merrill Lynch’s policies relating to sales load discounts and waivers.

•	Shares purchased by third party investment advisors on behalf of their advisory clients through Merrill Lynch’s platform.

•	Shares of funds purchased through the Merrill Edge Self-Directed platform (if applicable).

•	Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other Columbia Fund).

•	Shares exchanged from Class C (i.e., level-load) shares of the same fund pursuant to Merrill Lynch’s policies relating to sales load discounts and waivers.

•	Employees and registered representatives of Merrill Lynch or its affiliates and their family members.

•	Directors or Trustees of the Fund, and employees of the Fund’s investment adviser or any of its affiliates, as described in the Fund’s prospectus.

•

Eligible shares purchased from the proceeds of redemptions from another Columbia Fund, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (known as Rights of Reinstatement). Automated transactions (i.e. systematic purchases and withdrawals) and purchases made after shares are automatically sold to pay Merrill Lynch’s account maintenance fees are not eligible for reinstatement.

CDSC Waivers on Class A and C Shares Available at Merrill Lynch:

•	Death or disability of the shareholder.

•	Shares sold as part of a systematic withdrawal plan as described in the Fund’s prospectus.

•	Return of excess contributions from an IRA Account.

•	Shares sold as part of a required minimum distribution for IRA and retirement accounts pursuant to the Internal Revenue Code.

•	Shares sold to pay Merrill Lynch fees but only if the transaction is initiated by Merrill Lynch.

•	Shares acquired through a right of reinstatement.

•

Shares held in retirement brokerage accounts, that are exchanged for a lower cost share class due to transfer to certain fee based accounts or platforms (applicable to Class A and Class C shares only).

•

Shares received through an exchange due to the holdings moving from a Merrill Lynch affiliated investment advisory program to a Merrill Lynch brokerage (non-advisory) account pursuant to Merrill Lynch’s policies relating to sales load discounts and waivers.

Morgan Stanley Smith Barney, LLC (Morgan Stanley Wealth Management)

The following information has been provided by Morgan Stanley Wealth Management:

Shareholders purchasing Columbia Fund shares through a Morgan Stanley Wealth Management transactional brokerage account will be eligible only for the following front-end sales charge waivers with respect to Class A shares, which may differ from and may be more limited than those disclosed elsewhere in the Fund’s prospectus or SAI.

Front-End Sales Charge Waivers on Class A Shares Available at Morgan Stanley Wealth Management:

•

Employer-sponsored retirement plans (e.g., 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans). For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs, SAR-SEPs or Keogh plans.

•	Morgan Stanley employee and employee-related accounts according to Morgan Stanley’s account linking rules.

•	Shares purchased through reinvestment of dividends and capital gains distributions when purchasing shares of the same fund.

•	Shares purchased through a Morgan Stanley self-directed brokerage account.

•

Class C (i.e., level-load) shares that are no longer subject to a CDSC and are exchanged for Class A shares of the same fund pursuant to Morgan Stanley Wealth Management’s share class exchange program.

•

Shares purchased from the proceeds of redemptions from another Columbia Fund, provided (i) the repurchase occurs within 90 days following the redemption, (ii) the redemption and purchase occur in the same account, and (iii) redeemed shares were subject to a front-end or deferred sales charge.

Raymond James & Associates, Inc., Raymond James Financial Services & Raymond James affiliates (Raymond James)

The following information has been provided by Raymond James:

Intermediary-Defined Sales Charge Waiver Policies:

The availability of certain initial or deferred sales charge waivers and discounts may depend on the particular financial intermediary or type of account through which you purchase or hold Columbia Fund shares.

Intermediaries may have different policies and procedures regarding the availability of front-end sales load waivers or contingent deferred (back-end) sales load (CDSC) waivers, which are discussed below. In all instances, it is the purchaser’s responsibility to notify the Fund or the purchaser’s financial intermediary at the time of purchase of any relationship or other facts qualifying the purchaser for sales charge waivers or discounts. For waivers and discounts not available through a particular intermediary, shareholders will have to purchase Columbia Fund shares directly from the Fund or through another intermediary to receive these waivers or discounts.

Raymond James:

Effective March 1, 2019, shareholders purchasing Columbia Fund shares through a Raymond James platform or account, or through an introducing broker-dealer or independent registered investment adviser for which Raymond James provides trade execution, clearance, and/or custody services, will be eligible only for the following load waivers (front-end sales charge waivers and contingent deferred, or back-end, sales charge waivers) and discounts, which may differ from those disclosed elsewhere in the Fund’s prospectus or SAI.

Front-End Sales Load Waivers on Class A Shares Available at Raymond James:

•	Shares purchased in an investment advisory program.

•	Shares purchased within the Columbia Funds through a systematic reinvestment of capital gains and dividend distributions.

•	Employees and registered representatives of Raymond James or its affiliates and their family members as designated by Raymond James.

•

Shares purchased from the proceeds of redemptions within the Columbia Funds, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (known as Rights of Reinstatement).

•

A shareholder in the Fund’s Class C shares will have their shares converted at net asset value to Class A shares (or the appropriate share class) of the Fund if the shares are no longer subject to a CDSC and the conversion is in line with the policies and procedures of Raymond James.

CDSC Waivers on Class A and Class C Shares Available at Raymond James:

•	Death or disability of the shareholder.

•	Shares sold as part of a systematic withdrawal plan as described in the Fund’s prospectus.

•	Return of excess contributions from an IRA Account.

•

Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching the qualified age based on applicable IRS regulations as described in the Fund’s prospectus.

•	Shares sold to pay Raymond James fees but only if the transaction is initiated by Raymond James.

•	Shares acquired through a right of reinstatement.

Front-End Load Discounts Available at Raymond James: Breakpoints, Rights of Accumulation and/or Letters of Intent:

•	Breakpoints as described in the Fund’s prospectus.

•

Rights of accumulation which entitle shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of Columbia Fund assets held by accounts within the purchaser’s household at Raymond James. Eligible Columbia Fund assets not held at Raymond James may be included in the calculation of rights of accumulation only if the shareholder notifies his or her financial advisor about such assets.

•

Letters of intent which allow for breakpoint discounts based on anticipated purchases within the Columbia Funds, over a 13-month time period. Eligible Columbia Fund assets not held at Raymond James may be included in the calculation of letters of intent only if the shareholder notifies his or her financial advisor about such assets.

Stifel Financial Corp. (Stifel)

The following information has been provided by Stifel:

Effective June 30, 2020, Class C shares of Columbia Funds that were purchased through a Stifel platform or account that maintains an omnibus position with the Fund that are no longer subject to a CDSC are exchanged to Class A shares of the same Columbia Fund pursuant to Stifel’s policies and procedures. This does not apply to non-omnibus positions.

Additional Sales Charge Reductions and/or Waivers Available at Certain Financial Intermediaries

Shareholders purchasing Columbia Fund shares through a platform or account of RBC Capital Markets, LLC are eligible for the following sales charge waiver:

Class A Shares Front-End Sales Charge Waiver Available at RBC Capital Markets, LLC:

•

For employer-sponsored retirement plans held through a commissionable brokerage account, Class A shares are available at NAV (i.e., without a sales charge). For this purpose, employer-sponsored retirement plans include, but are not limited to, 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans. For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs, SAR-SEPs or Keogh plans.

EXHIBIT A

FINANCIAL HIGHLIGHTS

Financial Highlights – Columbia Emerging Markets Fund

The following table is intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect payment of sales charges, if any. Total return and portfolio turnover are not annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

	Net asset value, beginning of period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	Distributions from net investment income	Total distributions to shareholders
Class A
Six Months Ended 2/28/2021 (Unaudited)	$15.60	(0.05)	4.10	4.05	(0.18)	(0.18)
Year Ended 8/31/2020	$12.15	(0.04)	3.51	3.47	(0.02)	(0.02)
Year Ended 8/31/2019	$12.15	0.01	(0.01)	0.00 (f)	—	—
Year Ended 8/31/2018	$12.62	0.02	(0.47)	(0.45)	(0.02)	(0.02)
Year Ended 8/31/2017	$9.99	0.01	2.62	2.63	—	—
Year Ended 8/31/2016	$8.79	(0.01)	1.21	1.20	—	—
Advisor Class
Six Months Ended 2/28/2021 (Unaudited)	$15.92	(0.03)	4.19	4.16	(0.22)	(0.22)
Year Ended 8/31/2020	$12.39	(0.01)	3.59	3.58	(0.05)	(0.05)
Year Ended 8/31/2019	$12.38	0.04	(0.02)	0.02	(0.01)	(0.01)
Year Ended 8/31/2018	$12.84	0.02	(0.43)	(0.41)	(0.05)	(0.05)
Year Ended 8/31/2017	$10.14	0.07	2.63	2.70	—	—
Year Ended 8/31/2016	$8.90	0.01	1.23	1.24	—	—
Class C
Six Months Ended 2/28/2021 (Unaudited)	$14.50	(0.11)	3.81	3.70	(0.08)	(0.08)
Year Ended 8/31/2020	$11.36	(0.13)	3.27	3.14	—	—
Year Ended 8/31/2019	$11.45	(0.08)	(0.01)	(0.09)	—	—
Year Ended 8/31/2018	$11.96	(0.08)	(0.43)	(0.51)	—	—
Year Ended 8/31/2017	$9.54	(0.06)	2.48	2.42	—	—
Year Ended 8/31/2016	$8.45	(0.08)	1.17	1.09	—	—
Institutional Class
Six Months Ended 2/28/2021 (Unaudited)	$15.80	(0.03)	4.16	4.13	(0.22)	(0.22)
Year Ended 8/31/2020	$12.30	(0.01)	3.56	3.55	(0.05)	(0.05)
Year Ended 8/31/2019	$12.29	0.05	(0.03)	0.02	(0.01)	(0.01)
Year Ended 8/31/2018	$12.76	0.05	(0.47)	(0.42)	(0.05)	(0.05)
Year Ended 8/31/2017	$10.07	0.04	2.65	2.69	—	—
Year Ended 8/31/2016	$8.84	0.01	1.22	1.23	—	—
Institutional 2 Class
Six Months Ended 2/28/2021 (Unaudited)	$15.92	(0.02)	4.17	4.15	(0.23)	(0.23)
Year Ended 8/31/2020	$12.38	0.01	3.60	3.61	(0.07)	(0.07)
Year Ended 8/31/2019	$12.37	0.07	(0.03)	0.04	(0.03)	(0.03)
Year Ended 8/31/2018	$12.84	0.08	(0.49)	(0.41)	(0.06)	(0.06)
Year Ended 8/31/2017	$10.12	0.06	2.66	2.72	—	—
Year Ended 8/31/2016	$8.87	0.05	1.20	1.25	—	—

	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)		Total net expense ratio to average net assets(a),(b)		Net investment income (loss) ratio to average net assets		Portfolio turnover	Net assets, end of period (000’s)
Class A
Six Months Ended 2/28/2021 (Unaudited)	$19.47	26.05%	1.45	%(c),(d)	1.45	%(c),(d),(e)	(0.55	%)(c)	11%	$354,281
Year Ended 8/31/2020	$15.60	28.56%	1.55	%(d)	1.54	%(d),(e)	(0.29%)		29%	$280,741
Year Ended 8/31/2019	$12.15	0.00%	1.58	%(d)	1.58	%(d)	0.12%		38%	$249,512
Year Ended 8/31/2018	$12.15	(3.58%)	1.54%		1.54	%(e)	0.12%		39%	$276,209
Year Ended 8/31/2017	$12.62	26.33%	1.65	%(g)	1.62	%(e),(g)	0.14%		51%	$270,816
Year Ended 8/31/2016	$9.99	13.65%	1.67	%(g)	1.67	%(e),(g)	(0.16%)		81%	$244,190
Advisor Class
Six Months Ended 2/28/2021 (Unaudited)	$19.86	26.19%	1.20	%(c),(d)	1.20	%(c),(d),(e)	(0.31	%)(c)	11%	$74,771
Year Ended 8/31/2020	$15.92	28.92%	1.30	%(d)	1.29	%(d),(e)	(0.07%)		29%	$43,986
Year Ended 8/31/2019	$12.39	0.20%	1.33	%(d)	1.33	%(d)	0.36%		38%	$23,161
Year Ended 8/31/2018	$12.38	(3.26%)	1.29%		1.29	%(e)	0.14%		39%	$24,379
Year Ended 8/31/2017	$12.84	26.63%	1.41	%(g)	1.37	%(e),(g)	0.68%		51%	$21,298
Year Ended 8/31/2016	$10.14	13.93%	1.42	%(g)	1.42	%(e),(g)	0.13%		81%	$2,205
Class C
Six Months Ended 2/28/2021 (Unaudited)	$18.12	25.57%	2.20	%(c),(d)	2.20	%(c),(d),(e)	(1.31	%)(c)	11%	$20,780
Year Ended 8/31/2020	$14.50	27.64%	2.30	%(d)	2.29	%(d),(e)	(1.04%)		29%	$15,742
Year Ended 8/31/2019	$11.36	(0.79%)	2.33	%(d)	2.33	%(d)	(0.69%)		38%	$14,830
Year Ended 8/31/2018	$11.45	(4.26%)	2.29%		2.29	%(e)	(0.62%)		39%	$22,177
Year Ended 8/31/2017	$11.96	25.37%	2.40	%(g)	2.37	%(e),(g)	(0.57%)		51%	$24,616
Year Ended 8/31/2016	$9.54	12.90%	2.42	%(g)	2.42	%(e),(g)	(0.92%)		81%	$19,419
Institutional Class
Six Months Ended 2/28/2021 (Unaudited)	$19.71	26.20%	1.20	%(c),(d)	1.20	%(c),(d),(e)	(0.30	%)(c)	11%	$433,859
Year Ended 8/31/2020	$15.80	28.89%	1.30	%(d)	1.29	%(d),(e)	(0.04%)		29%	$260,558
Year Ended 8/31/2019	$12.30	0.20%	1.33	%(d)	1.33	%(d)	0.41%		38%	$210,844
Year Ended 8/31/2018	$12.29	(3.35%)	1.29%		1.29	%(e)	0.40%		39%	$203,193
Year Ended 8/31/2017	$12.76	26.71%	1.40	%(g)	1.37	%(e),(g)	0.39%		51%	$179,501
Year Ended 8/31/2016	$10.07	13.91%	1.42	%(g)	1.42	%(e),(g)	0.07%		81%	$647,011
Institutional 2 Class
Six Months Ended 2/28/2021 (Unaudited)	$19.84	26.19%	1.09	%(c),(d)	1.09	%(c),(d)	(0.19	%)(c)	11%	$336,255
Year Ended 8/31/2020	$15.92	29.19%	1.16	%(d)	1.15	%(d)	0.10%		29%	$238,994
Year Ended 8/31/2019	$12.38	0.36%	1.18	%(d)	1.18	%(d)	0.55%		38%	$161,554
Year Ended 8/31/2018	$12.37	(3.22%)	1.16%		1.16%		0.58%		39%	$155,442
Year Ended 8/31/2017	$12.84	26.88%	1.22	%(g)	1.22	%(g)	0.57%		51%	$123,364
Year Ended 8/31/2016	$10.12	14.09%	1.26	%(g)	1.26	%(g)	0.54%		81%	$113,041

	Net asset value, beginning of period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	Distributions from net investment income	Total distributions to shareholders
Institutional 3 Class
Six Months Ended 2/28/2021 (Unaudited)	$15.99	(0.01)	4.19	4.18	(0.24)	(0.24)
Year Ended 8/31/2020	$12.44	0.02	3.60	3.62	(0.07)	(0.07)
Year Ended 8/31/2019	$12.43	0.07	(0.02)	0.05	(0.04)	(0.04)
Year Ended 8/31/2018	$12.90	0.07	(0.47)	(0.40)	(0.07)	(0.07)
Year Ended 8/31/2017	$10.17	0.10	2.63	2.73	—	—
Year Ended 8/31/2016	$8.90	0.05	1.22	1.27	—	—
Class R
Six Months Ended 2/28/2021 (Unaudited)	$15.34	(0.07)	4.03	3.96	(0.15)	(0.15)
Year Ended 8/31/2020	$11.96	(0.07)	3.45	3.38	—	—
Year Ended 8/31/2019	$11.99	(0.02)	(0.01)	(0.03)	—	—
Year Ended 8/31/2018	$12.47	(0.02)	(0.46)	(0.48)	—	—
Year Ended 8/31/2017	$9.89	(0.01)	2.59	2.58	—	—
Year Ended 8/31/2016	$8.72	(0.03)	1.20	1.17	—	—

Notes to Financial Highlights

(a)

In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.

(b)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.
(c)	Annualized.
(d)	Ratios include interfund lending expense which is less than 0.01%.
(e)	The benefits derived from expense reductions had an impact of less than 0.01%.
(f)	Rounds to zero.
(g)	Ratios include line of credit interest expense which is less than 0.01%.

	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)		Total net expense ratio to average net assets(a),(b)		Net investment income (loss) ratio to average net assets		Portfolio turnover	Net assets, end of period (000’s)
Institutional 3 Class
Six Months Ended 2/28/2021 (Unaudited)	$19.93	26.24%	1.05	%(c),(d)	1.05	%(c),(d)	(0.14	%)(c)	11%	$841,084
Year Ended 8/31/2020	$15.99	29.18%	1.11	%(d)	1.10	%(d)	0.16%		29%	$661,552
Year Ended 8/31/2019	$12.44	0.43%	1.13	%(d)	1.13	%(d)	0.58%		38%	$609,791
Year Ended 8/31/2018	$12.43	(3.18%)	1.10%		1.10%		0.54%		39%	$673,688
Year Ended 8/31/2017	$12.90	26.84%	1.19	%(g)	1.19	%(g)	0.86%		51%	$726,291
Year Ended 8/31/2016	$10.17	14.27%	1.20	%(g)	1.20	%(g)	0.58%		81%	$22,104
Class R
Six Months Ended 2/28/2021 (Unaudited)	$19.15	25.87%	1.70	%(c),(d)	1.70	%(c),(d),(e)	(0.80	%)(c)	11%	$6,941
Year Ended 8/31/2020	$15.34	28.26%	1.80	%(d)	1.79	%(d),(e)	(0.54%)		29%	$5,731
Year Ended 8/31/2019	$11.96	(0.25%)	1.83	%(d)	1.83	%(d)	(0.16%)		38%	$7,125
Year Ended 8/31/2018	$11.99	(3.85%)	1.79%		1.79	%(e)	(0.17%)		39%	$9,847
Year Ended 8/31/2017	$12.47	26.09%	1.90	%(g)	1.87	%(e),(g)	(0.08%)		51%	$12,175
Year Ended 8/31/2016	$9.89	13.42%	1.92	%(g)	1.92	%(e),(g)	(0.37%)		81%	$9,683

Financial Highlights – Columbia Mid Cap Growth Fund

The following table is intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect payment of sales charges, if any. Total return and portfolio turnover are not annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gain (loss)		Total from investment operations	Distributions from net investment income	Distributions from net realized gains	Total distributions to shareholders
Class A
Six Months Ended 2/28/2021 (Unaudited)	$27.17	(0.11)		5.38		5.27	—	(4.56)	(4.56)
Year Ended 8/31/2020	$23.44	(0.14)		6.01		5.87	—	(2.14)	(2.14)
Year Ended 8/31/2019	$28.83	(0.07)		0.09		0.02	—	(5.41)	(5.41)
Year Ended 8/31/2018	$26.90	(0.10)		5.54		5.44	—	(3.51)	(3.51)
Year Ended 8/31/2017	$25.09	(0.09)		3.42		3.33	—	(1.52)	(1.52)
Year Ended 8/31/2016	$28.69	(0.06)		0.84		0.78	(0.26)	(4.12)	(4.38)
Advisor Class
Six Months Ended 2/28/2021 (Unaudited)	$31.03	(0.09)		6.19		6.10	—	(4.62)	(4.62)
Year Ended 8/31/2020	$26.43	(0.09)		6.83		6.74	—	(2.14)	(2.14)
Year Ended 8/31/2019	$31.71	(0.02)		0.20		0.18	—	(5.46)	(5.46)
Year Ended 8/31/2018	$29.26	(0.05)		6.07		6.02	—	(3.57)	(3.57)
Year Ended 8/31/2017	$27.12	(0.03)		3.71		3.68	—	(1.54)	(1.54)
Year Ended 8/31/2016	$30.67	0.00	(f)	0.91		0.91	(0.34)	(4.12)	(4.46)
Class C
Six Months Ended 2/28/2021 (Unaudited)	$20.72	(0.16)		4.04		3.88	—	(4.36)	(4.36)
Year Ended 8/31/2020	$18.48	(0.24)		4.62		4.38	—	(2.14)	(2.14)
Year Ended 8/31/2019	$23.99	(0.20)		(0.04	)(g)	(0.24)	—	(5.27)	(5.27)
Year Ended 8/31/2018	$22.91	(0.26)		4.64		4.38	—	(3.30)	(3.30)
Year Ended 8/31/2017	$21.70	(0.24)		2.93		2.69	—	(1.48)	(1.48)
Year Ended 8/31/2016	$25.34	(0.21)		0.72		0.51	(0.03)	(4.12)	(4.15)
Institutional Class
Six Months Ended 2/28/2021 (Unaudited)	$29.83	(0.09)		5.95		5.86	—	(4.62)	(4.62)
Year Ended 8/31/2020	$25.49	(0.08)		6.56		6.48	—	(2.14)	(2.14)
Year Ended 8/31/2019	$30.80	(0.01)		0.16		0.15	—	(5.46)	(5.46)
Year Ended 8/31/2018	$28.52	(0.04)		5.89		5.85	—	(3.57)	(3.57)
Year Ended 8/31/2017	$26.46	(0.03)		3.63		3.60	—	(1.54)	(1.54)
Year Ended 8/31/2016	$30.03	0.01		0.87		0.88	(0.33)	(4.12)	(4.45)
Institutional 2 Class
Six Months Ended 2/28/2021 (Unaudited)	$30.19	(0.08)		6.01		5.93	—	(4.63)	(4.63)
Year Ended 8/31/2020	$25.75	(0.07)		6.65		6.58	—	(2.14)	(2.14)
Year Ended 8/31/2019	$31.06	0.00	(f)	0.16		0.16	—	(5.47)	(5.47)
Year Ended 8/31/2018	$28.73	(0.02)		5.95		5.93	—	(3.60)	(3.60)
Year Ended 8/31/2017	$26.63	(0.00	)(f)	3.65		3.65	—	(1.55)	(1.55)
Year Ended 8/31/2016	$30.20	0.04		0.88		0.92	(0.37)	(4.12)	(4.49)

	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)		Total net expense ratio to average net assets(a),(b)		Net investment income (loss) ratio to average net assets		Portfolio turnover	Net assets, end of period (000’s)
Class A
Six Months Ended 2/28/2021 (Unaudited)	$27.88	20.56%	1.12	%(c),(d)	1.12	%(c),(d),(e)	(0.81	%)(c)	49%	$1,029,471
Year Ended 8/31/2020	$27.17	26.66%	1.15%		1.15	%(e)	(0.58%)		63%	$967,087
Year Ended 8/31/2019	$23.44	2.78%	1.17%		1.17%		(0.31%)		89%	$810,161
Year Ended 8/31/2018	$28.83	22.23%	1.16%		1.16	%(e)	(0.38%)		140%	$922,862
Year Ended 8/31/2017	$26.90	13.97%	1.19%		1.19	%(e)	(0.37%)		119%	$834,347
Year Ended 8/31/2016	$25.09	2.83%	1.19%		1.19	%(e)	(0.23%)		130%	$880,155
Advisor Class
Six Months Ended 2/28/2021 (Unaudited)	$32.51	20.72%	0.87	%(c),(d)	0.87	%(c),(d),(e)	(0.57	%)(c)	49%	$11,254
Year Ended 8/31/2020	$31.03	26.95%	0.90%		0.90	%(e)	(0.33%)		63%	$8,071
Year Ended 8/31/2019	$26.43	3.08%	0.92%		0.92%		(0.06%)		89%	$17,075
Year Ended 8/31/2018	$31.71	22.50%	0.91%		0.91	%(e)	(0.16%)		140%	$15,488
Year Ended 8/31/2017	$29.26	14.24%	0.94%		0.94	%(e)	(0.11%)		119%	$35,473
Year Ended 8/31/2016	$27.12	3.10%	0.94%		0.94	%(e)	0.02%		130%	$26,945
Class C
Six Months Ended 2/28/2021 (Unaudited)	$20.24	20.18%	1.87	%(c),(d)	1.87	%(c),(d),(e)	(1.56	%)(c)	49%	$10,800
Year Ended 8/31/2020	$20.72	25.67%	1.90%		1.90	%(e)	(1.32%)		63%	$11,759
Year Ended 8/31/2019	$18.48	2.03%	1.92%		1.92%		(1.05%)		89%	$12,863
Year Ended 8/31/2018	$23.99	21.27%	1.91%		1.91	%(e)	(1.15%)		140%	$17,458
Year Ended 8/31/2017	$22.91	13.12%	1.94%		1.94	%(e)	(1.12%)		119%	$41,030
Year Ended 8/31/2016	$21.70	2.05%	1.94%		1.94	%(e)	(0.98%)		130%	$46,355
Institutional Class
Six Months Ended 2/28/2021 (Unaudited)	$31.07	20.75%	0.87	%(c),(d)	0.87	%(c),(d),(e)	(0.57	%)(c)	49%	$865,607
Year Ended 8/31/2020	$29.83	26.92%	0.90%		0.90	%(e)	(0.33%)		63%	$748,236
Year Ended 8/31/2019	$25.49	3.07%	0.92%		0.92%		(0.05%)		89%	$652,043
Year Ended 8/31/2018	$30.80	22.49%	0.91%		0.91	%(e)	(0.13%)		140%	$758,444
Year Ended 8/31/2017	$28.52	14.29%	0.94%		0.94	%(e)	(0.12%)		119%	$679,866
Year Ended 8/31/2016	$26.46	3.09%	0.94%		0.94	%(e)	0.02%		130%	$813,009
Institutional 2 Class
Six Months Ended 2/28/2021 (Unaudited)	$31.49	20.75%	0.82	%(c),(d)	0.82	%(c),(d)	(0.52	%)(c)	49%	$46,665
Year Ended 8/31/2020	$30.19	27.05%	0.84%		0.84%		(0.26%)		63%	$43,423
Year Ended 8/31/2019	$25.75	3.11%	0.84%		0.84%		0.02%		89%	$46,284
Year Ended 8/31/2018	$31.06	22.60%	0.83%		0.83%		(0.06%)		140%	$48,792
Year Ended 8/31/2017	$28.73	14.40%	0.84%		0.84%		(0.01%)		119%	$51,118
Year Ended 8/31/2016	$26.63	3.21%	0.83%		0.83%		0.14%		130%	$36,964

	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gain (loss)	Total from investment operations	Distributions from net investment income	Distributions from net realized gains	Total distributions to shareholders
Institutional 3 Class
Six Months Ended 2/28/2021 (Unaudited)	$30.22	(0.07)		6.02	5.95	—	(4.64)	(4.64)
Year Ended 8/31/2020	$25.77	(0.06)		6.65	6.59	—	(2.14)	(2.14)
Year Ended 8/31/2019	$31.07	0.02		0.16	0.18	—	(5.48)	(5.48)
Year Ended 8/31/2018	$28.74	(0.00	)(f)	5.94	5.94	—	(3.61)	(3.61)
Year Ended 8/31/2017	$26.63	0.03		3.63	3.66	—	(1.55)	(1.55)
Year Ended 8/31/2016	$30.21	0.03		0.91	0.94	(0.40)	(4.12)	(4.52)
Class R
Six Months Ended 2/28/2021 (Unaudited)	$25.55	(0.14)		5.05	4.91	—	(4.49)	(4.49)
Year Ended 8/31/2020	$22.22	(0.18)		5.65	5.47	—	(2.14)	(2.14)
Year Ended 8/31/2019	$27.64	(0.12)		0.07	(0.05)	—	(5.37)	(5.37)
Year Ended 8/31/2018	$25.93	(0.16)		5.31	5.15	—	(3.44)	(3.44)
Year Ended 8/31/2017	$24.27	(0.15)		3.31	3.16	—	(1.50)	(1.50)
Year Ended 8/31/2016	$27.88	(0.12)		0.81	0.69	(0.18)	(4.12)	(4.30)
Class V
Six Months Ended 2/28/2021 (Unaudited)	$27.02	(0.11)		5.36	5.25	—	(4.56)	(4.56)
Year Ended 8/31/2020	$23.33	(0.14)		5.97	5.83	—	(2.14)	(2.14)
Year Ended 8/31/2019	$28.71	(0.07)		0.10	0.03	—	(5.41)	(5.41)
Year Ended 8/31/2018	$26.81	(0.10)		5.51	5.41	—	(3.51)	(3.51)
Year Ended 8/31/2017	$25.01	(0.09)		3.41	3.32	—	(1.52)	(1.52)
Year Ended 8/31/2016	$28.61	(0.06)		0.83	0.77	(0.25)	(4.12)	(4.37)

Notes to Financial Highlights

(a)

In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.

(b)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.
(c)	Annualized.
(d)	Ratios include interfund lending expense which is less than 0.01%.
(e)	The benefits derived from expense reductions had an impact of less than 0.01%.
(f)	Rounds to zero.
(g)

Calculation of the net gain (loss) per share (both realized and unrealized) does not correlate to the aggregate realized and unrealized gain (loss) presented in the Statement of Operations due to the timing of subscriptions and redemptions of Fund shares in relation to fluctuations in the market value of the portfolio.

	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)		Total net expense ratio to average net assets(a),(b)		Net investment income (loss) ratio to average net assets		Portfolio turnover	Net assets, end of period (000’s)
Institutional 3 Class
Six Months Ended 2/28/2021 (Unaudited)	$31.53	20.80%	0.77	%(c),(d)	0.77	%(c),(d)	(0.47	%)(c)	49%	$110,498
Year Ended 8/31/2020	$30.22	27.07%	0.79%		0.79%		(0.22%)		63%	$95,842
Year Ended 8/31/2019	$25.77	3.18%	0.79%		0.79%		0.08%		89%	$86,115
Year Ended 8/31/2018	$31.07	22.66%	0.78%		0.78%		(0.01%)		140%	$135,728
Year Ended 8/31/2017	$28.74	14.45%	0.79%		0.79%		0.11%		119%	$145,597
Year Ended 8/31/2016	$26.63	3.27%	0.79%		0.79%		0.13%		130%	$5,869
Class R
Six Months Ended 2/28/2021 (Unaudited)	$25.97	20.45%	1.37	%(c),(d)	1.37	%(c),(d),(e)	(1.06	%)(c)	49%	$9,025
Year Ended 8/31/2020	$25.55	26.31%	1.40%		1.40	%(e)	(0.82%)		63%	$7,717
Year Ended 8/31/2019	$22.22	2.56%	1.42%		1.42%		(0.55%)		89%	$10,593
Year Ended 8/31/2018	$27.64	21.89%	1.41%		1.41	%(e)	(0.63%)		140%	$13,414
Year Ended 8/31/2017	$25.93	13.71%	1.44%		1.44	%(e)	(0.62%)		119%	$15,333
Year Ended 8/31/2016	$24.27	2.58%	1.44%		1.44	%(e)	(0.48%)		130%	$16,796
Class V
Six Months Ended 2/28/2021 (Unaudited)	$27.71	20.60%	1.12	%(c),(d)	1.12	%(c),(d),(e)	(0.81	%)(c)	49%	$28,860
Year Ended 8/31/2020	$27.02	26.61%	1.15%		1.15	%(e)	(0.57%)		63%	$25,875
Year Ended 8/31/2019	$23.33	2.83%	1.17%		1.17%		(0.31%)		89%	$23,279
Year Ended 8/31/2018	$28.71	22.19%	1.16%		1.16	%(e)	(0.37%)		140%	$25,566
Year Ended 8/31/2017	$26.81	13.97%	1.19%		1.19	%(e)	(0.36%)		119%	$22,419
Year Ended 8/31/2016	$25.01	2.83%	1.19%		1.19	%(e)	(0.23%)		130%	$21,346

Financial Highlights – Columbia Total Return Bond Fund

The following table is intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect payment of sales charges, if any. Total return and portfolio turnover are not annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

	Net asset value, beginning of period	Net investment income	Net realized and unrealized gain (loss)	Total from investment operations	Distributions from net investment income	Distributions from net realized gains	Tax return of capital	Total distributions to shareholders
Class A(c)
Year Ended 4/30/2021	$36.96	1.16	2.64	3.80	(1.13)	(1.87)	—	(3.00)
Year Ended 4/30/2020	$36.19	1.12	1.17	2.29	(1.04)	(0.48)	—	(1.52)
Year Ended 4/30/2019	$35.33	1.12	0.74	1.86	(1.00)	—	—	(1.00)
Year Ended 4/30/2018	$36.14	0.92	(0.85)	0.07	(0.84)	—	(0.04)	(0.88)
Year Ended 4/30/2017	$36.78	1.00	(0.16)	0.84	(0.92)	(0.56)	—	(1.48)
Advisor Class(c)
Year Ended 4/30/2021	$36.91	1.26	2.64	3.90	(1.23)	(1.87)	—	(3.10)
Year Ended 4/30/2020	$36.16	1.20	1.15	2.35	(1.12)	(0.48)	—	(1.60)
Year Ended 4/30/2019	$35.29	1.24	0.75	1.99	(1.12)	—	—	(1.12)
Year Ended 4/30/2018	$36.09	1.00	(0.84)	0.16	(0.92)	—	(0.04)	(0.96)
Year Ended 4/30/2017	$36.73	1.04	(0.08)	0.96	(1.04)	(0.56)	—	(1.60)
Class C(c)
Year Ended 4/30/2021	$36.96	0.87	2.65	3.52	(0.84)	(1.87)	—	(2.71)
Year Ended 4/30/2020	$36.19	0.84	1.17	2.01	(0.76)	(0.48)	—	(1.24)
Year Ended 4/30/2019	$35.33	0.84	0.78	1.62	(0.76)	—	—	(0.76)
Year Ended 4/30/2018	$36.15	0.64	(0.86)	(0.22)	(0.56)	—	(0.04)	(0.60)
Year Ended 4/30/2017	$36.78	0.72	(0.15)	0.57	(0.64)	(0.56)	—	(1.20)
Institutional Class(c)
Year Ended 4/30/2021	$36.98	1.26	2.64	3.90	(1.23)	(1.87)	—	(3.10)
Year Ended 4/30/2020	$36.21	1.24	1.13	2.37	(1.12)	(0.48)	—	(1.60)
Year Ended 4/30/2019	$35.34	1.20	0.79	1.99	(1.12)	—	—	(1.12)
Year Ended 4/30/2018	$36.16	1.00	(0.86)	0.14	(0.92)	—	(0.04)	(0.96)
Year Ended 4/30/2017	$36.79	1.08	(0.11)	0.97	(1.04)	(0.56)	—	(1.60)
Institutional 2 Class(c)
Year Ended 4/30/2021	$36.91	1.28	2.64	3.92	(1.25)	(1.87)	—	(3.12)
Year Ended 4/30/2020	$36.15	1.24	1.16	2.40	(1.16)	(0.48)	—	(1.64)
Year Ended 4/30/2019	$35.29	1.28	0.70	1.98	(1.12)	—	—	(1.12)
Year Ended 4/30/2018	$36.11	1.04	(0.86)	0.18	(0.96)	—	(0.04)	(1.00)
Year Ended 4/30/2017	$36.74	1.08	(0.11)	0.97	(1.04)	(0.56)	—	(1.60)

	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)		Total net expense ratio to average net assets(a),(b)		Net investment income ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Class A(c)
Year Ended 4/30/2021	$37.76	10.36%	0.88	%(d)	0.74	%(d),(e)	3.00%	295%	$786,976
Year Ended 4/30/2020	$36.96	6.34%	0.90	%(d)	0.74	%(d),(e)	3.05%	272%	$694,852
Year Ended 4/30/2019	$36.19	5.45%	0.91	%(d)	0.86	%(d),(e)	3.19%	262%	$681,416
Year Ended 4/30/2018	$35.33	0.08%	0.91%		0.86	%(e)	2.51%	300%	$711,850
Year Ended 4/30/2017	$36.14	2.37%	0.89	%(f)	0.84	%(e),(f)	2.70%	379%	$820,441
Advisor Class(c)
Year Ended 4/30/2021	$37.71	10.62%	0.63	%(d)	0.49	%(d),(e)	3.27%	295%	$159,565
Year Ended 4/30/2020	$36.91	6.61%	0.65	%(d)	0.49	%(d),(e)	3.32%	272%	$93,369
Year Ended 4/30/2019	$36.16	5.72%	0.66	%(d)	0.61	%(d),(e)	3.53%	262%	$15,272
Year Ended 4/30/2018	$35.29	0.44%	0.66%		0.61	%(e)	2.72%	300%	$6,726
Year Ended 4/30/2017	$36.09	2.63%	0.63	%(f)	0.59	%(e),(f)	2.87%	379%	$18,057
Class C(c)
Year Ended 4/30/2021	$37.77	9.57%	1.63	%(d)	1.49	%(d),(e)	2.25%	295%	$20,492
Year Ended 4/30/2020	$36.96	5.55%	1.65	%(d)	1.50	%(d),(e)	2.30%	272%	$20,696
Year Ended 4/30/2019	$36.19	4.66%	1.66	%(d)	1.61	%(d),(e)	2.37%	262%	$18,905
Year Ended 4/30/2018	$35.33	(0.67%)	1.66%		1.61	%(e)	1.75%	300%	$38,975
Year Ended 4/30/2017	$36.15	1.61%	1.64	%(f)	1.59	%(e),(f)	1.95%	379%	$49,380
Institutional Class(c)
Year Ended 4/30/2021	$37.78	10.70%	0.63	%(d)	0.49	%(d),(e)	3.26%	295%	$1,062,540
Year Ended 4/30/2020	$36.98	6.61%	0.65	%(d)	0.49	%(d),(e)	3.30%	272%	$710,558
Year Ended 4/30/2019	$36.21	5.60%	0.66	%(d)	0.61	%(d),(e)	3.42%	262%	$949,377
Year Ended 4/30/2018	$35.34	0.44%	0.66%		0.61	%(e)	2.76%	300%	$1,037,101
Year Ended 4/30/2017	$36.16	2.63%	0.64	%(f)	0.59	%(e),(f)	2.94%	379%	$1,083,917
Institutional 2 Class(c)
Year Ended 4/30/2021	$37.71	10.69%	0.57	%(d)	0.43	%(d)	3.33%	295%	$155,945
Year Ended 4/30/2020	$36.91	6.69%	0.57	%(d)	0.42	%(d)	3.38%	272%	$84,295
Year Ended 4/30/2019	$36.15	5.81%	0.58	%(d)	0.53	%(d)	3.64%	262%	$80,083
Year Ended 4/30/2018	$35.29	0.38%	0.58%		0.55%		2.82%	300%	$31,099
Year Ended 4/30/2017	$36.11	2.79%	0.54	%(f)	0.54	%(f)	2.99%	379%	$27,782

	Net asset value, beginning of period	Net investment income	Net realized and unrealized gain (loss)	Total from investment operations	Distributions from net investment income	Distributions from net realized gains	Tax return of capital	Total distributions to shareholders
Institutional 3 Class(c)
Year Ended 4/30/2021	$36.98	1.29	2.66	3.95	(1.27)	(1.87)	—	(3.14)
Year Ended 4/30/2020	$36.21	1.24	1.17	2.41	(1.16)	(0.48)	—	(1.64)
Year Ended 4/30/2019	$35.35	1.28	0.74	2.02	(1.16)	—	—	(1.16)
Year Ended 4/30/2018	$36.16	1.04	(0.85)	0.19	(0.96)	—	(0.04)	(1.00)
Year Ended 4/30/2017	$36.81	0.96	0.03 (g)	0.99	(1.08)	(0.56)	—	(1.64)
Class R(c)
Year Ended 4/30/2021	$36.97	1.06	2.66	3.72	(1.04)	(1.87)	—	(2.91)
Year Ended 4/30/2020	$36.20	1.04	1.17	2.21	(0.96)	(0.48)	—	(1.44)
Year Ended 4/30/2019	$35.33	1.04	0.75	1.79	(0.92)	—	—	(0.92)
Year Ended 4/30/2018	$36.15	0.80	(0.82)	(0.02)	(0.76)	—	(0.04)	(0.80)
Year Ended 4/30/2017	$36.78	0.88	(0.11)	0.77	(0.84)	(0.56)	—	(1.40)

Notes to Financial Highlights

(a)

In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.

(b)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.
(c)	Per share amounts have been adjusted on a retroactive basis to reflect a 4 to 1 reverse stock split completed after the close of business on September 11, 2020.
(d)	Ratios include interest on collateral expense which is less than 0.01%.
(e)	The benefits derived from expense reductions had an impact of less than 0.01%.
(f)

Expenses have been reduced due to a reimbursement of expenses overbilled by a third party. If the reimbursement had been excluded, the expense ratios would have been higher by the percentages shown for each class in the table below. All fee waivers and expense reimbursements by the Investment Manager and its affiliates were applied before giving effect to this third party reimbursement.

Year Ended	Class A	Advisor Class	Class C	Institutional Class	Institutional 2 Class	Institutional 3 Class	Class R
04/30/2017	0.02%	0.02%	0.02%	0.02%	0.02%	0.01%	0.02%

(g)

Calculation of the net gain (loss) per share (both realized and unrealized) does not correlate to the aggregate realized and unrealized gain (loss) presented in the Statement of Operations due to the timing of subscriptions and redemptions of Fund shares in relation to fluctuations in the market value of the portfolio.

	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)		Total net expense ratio to average net assets(a),(b)		Net investment income ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Institutional 3 Class(c)
Year Ended 4/30/2021	$37.79	10.73%	0.52	%(d)	0.38	%(d)	3.32%	295%	$354,336
Year Ended 4/30/2020	$36.98	6.86%	0.53	%(d)	0.37	%(d)	3.42%	272%	$525,287
Year Ended 4/30/2019	$36.21	5.73%	0.53	%(d)	0.49	%(d)	3.56%	262%	$258,172
Year Ended 4/30/2018	$35.35	0.55%	0.52%		0.50%		2.85%	300%	$272,332
Year Ended 4/30/2017	$36.16	2.74%	0.50	%(f)	0.50	%(f)	2.70%	379%	$445,184
Class R(c)
Year Ended 4/30/2021	$37.78	10.15%	1.13	%(d)	0.99	%(d),(e)	2.76%	295%	$4,752
Year Ended 4/30/2020	$36.97	6.08%	1.15	%(d)	1.00	%(d),(e)	2.79%	272%	$2,501
Year Ended 4/30/2019	$36.20	5.19%	1.16	%(d)	1.11	%(d),(e)	2.97%	262%	$2,380
Year Ended 4/30/2018	$35.33	(0.17%)	1.16%		1.11	%(e)	2.24%	300%	$1,637
Year Ended 4/30/2017	$36.15	2.12%	1.14	%(f)	1.09	%(e),(f)	2.43%	379%	$2,284

Financial Highlights – Columbia Corporate Income Fund

The following table is intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect payment of sales charges, if any. Total return and portfolio turnover are not annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

	Net asset value, beginning of period	Net investment income	Net realized and unrealized gain (loss)	Total from investment operations	Distributions from net investment income	Distributions from net realized gains	Total distributions to shareholders
Class A
Year Ended 4/30/2021	$10.87	0.23	0.38	0.61	(0.24)	(0.47)	(0.71)
Year Ended 4/30/2020	$10.15	0.29	0.72	1.01	(0.29)	—	(0.29)
Year Ended 4/30/2019	$9.88	0.30	0.27	0.57	(0.30)	—	(0.30)
Year Ended 4/30/2018	$10.11	0.26	(0.23)	0.03	(0.26)	—	(0.26)
Year Ended 4/30/2017	$10.00	0.26	0.11	0.37	(0.26)	—	(0.26)
Advisor Class
Year Ended 4/30/2021	$10.85	0.27	0.37	0.64	(0.26)	(0.47)	(0.73)
Year Ended 4/30/2020	$10.14	0.32	0.71	1.03	(0.32)	—	(0.32)
Year Ended 4/30/2019	$9.87	0.33	0.27	0.60	(0.33)	—	(0.33)
Year Ended 4/30/2018	$10.10	0.28	(0.23)	0.05	(0.28)	—	(0.28)
Year Ended 4/30/2017	$9.99	0.28	0.11	0.39	(0.28)	—	(0.28)
Class C
Year Ended 4/30/2021	$10.86	0.17	0.38	0.55	(0.17)	(0.47)	(0.64)
Year Ended 4/30/2020	$10.15	0.23	0.71	0.94	(0.23)	—	(0.23)
Year Ended 4/30/2019	$9.88	0.24	0.27	0.51	(0.24)	—	(0.24)
Year Ended 4/30/2018	$10.11	0.20	(0.23)	(0.03)	(0.20)	—	(0.20)
Year Ended 4/30/2017	$10.00	0.20	0.11	0.31	(0.20)	—	(0.20)
Institutional Class
Year Ended 4/30/2021	$10.87	0.26	0.37	0.63	(0.26)	(0.47)	(0.73)
Year Ended 4/30/2020	$10.15	0.32	0.72	1.04	(0.32)	—	(0.32)
Year Ended 4/30/2019	$9.88	0.33	0.27	0.60	(0.33)	—	(0.33)
Year Ended 4/30/2018	$10.11	0.28	(0.23)	0.05	(0.28)	—	(0.28)
Year Ended 4/30/2017	$10.00	0.28	0.11	0.39	(0.28)	—	(0.28)
Institutional 2 Class
Year Ended 4/30/2021	$10.85	0.27	0.38	0.65	(0.27)	(0.47)	(0.74)
Year Ended 4/30/2020	$10.14	0.33	0.71	1.04	(0.33)	—	(0.33)
Year Ended 4/30/2019	$9.87	0.35	0.26	0.61	(0.34)	—	(0.34)
Year Ended 4/30/2018	$10.09	0.29	(0.22)	0.07	(0.29)	—	(0.29)
Year Ended 4/30/2017	$9.98	0.29	0.11	0.40	(0.29)	—	(0.29)

	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)		Total net expense ratio to average net assets(a),(b)		Net investment income ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Class A
Year Ended 4/30/2021	$10.77	5.47%	0.93%		0.88	%(c)	2.10%	74%	$88,537
Year Ended 4/30/2020	$10.87	10.10%	0.95%		0.91	%(c)	2.77%	91%	$68,880
Year Ended 4/30/2019	$10.15	5.93%	0.93%		0.91	%(c)	3.07%	65%	$60,085
Year Ended 4/30/2018	$9.88	0.22%	0.95%		0.92	%(c)	2.52%	78%	$63,283
Year Ended 4/30/2017	$10.11	3.72%	0.98	%(d)	0.91	%(c),(d)	2.56%	76%	$81,802
Advisor Class
Year Ended 4/30/2021	$10.76	5.83%	0.68%		0.63	%(c)	2.38%	74%	$10,624
Year Ended 4/30/2020	$10.85	10.28%	0.70%		0.66	%(c)	3.02%	91%	$18,086
Year Ended 4/30/2019	$10.14	6.20%	0.68%		0.66	%(c)	3.32%	65%	$8,289
Year Ended 4/30/2018	$9.87	0.46%	0.70%		0.67	%(c)	2.75%	78%	$9,009
Year Ended 4/30/2017	$10.10	3.98%	0.73	%(d)	0.66	%(c),(d)	2.81%	76%	$12,534
Class C
Year Ended 4/30/2021	$10.77	4.96%	1.68%		1.45	%(c)	1.53%	74%	$4,450
Year Ended 4/30/2020	$10.86	9.35%	1.70%		1.51	%(c)	2.17%	91%	$5,646
Year Ended 4/30/2019	$10.15	5.29%	1.68%		1.51	%(c)	2.45%	65%	$5,045
Year Ended 4/30/2018	$9.88	(0.38%)	1.70%		1.52	%(c)	1.92%	78%	$7,856
Year Ended 4/30/2017	$10.11	3.10%	1.73	%(d)	1.51	%(c),(d)	1.96%	76%	$10,543
Institutional Class
Year Ended 4/30/2021	$10.77	5.73%	0.68%		0.63	%(c)	2.36%	74%	$431,331
Year Ended 4/30/2020	$10.87	10.37%	0.70%		0.66	%(c)	3.02%	91%	$364,875
Year Ended 4/30/2019	$10.15	6.19%	0.68%		0.66	%(c)	3.31%	65%	$579,312
Year Ended 4/30/2018	$9.88	0.47%	0.69%		0.66	%(c)	2.78%	78%	$760,048
Year Ended 4/30/2017	$10.11	3.98%	0.73	%(d)	0.66	%(c),(d)	2.81%	76%	$586,861
Institutional 2 Class
Year Ended 4/30/2021	$10.76	5.94%	0.58%		0.53%		2.45%	74%	$49,251
Year Ended 4/30/2020	$10.85	10.39%	0.58%		0.56%		3.13%	91%	$6,267
Year Ended 4/30/2019	$10.14	6.29%	0.59%		0.58%		3.52%	65%	$8,052
Year Ended 4/30/2018	$9.87	0.67%	0.59%		0.57%		2.86%	78%	$1,782
Year Ended 4/30/2017	$10.09	4.09%	0.57	%(d)	0.55	%(d)	2.92%	76%	$2,076

	Net asset value, beginning of period	Net investment income	Net realized and unrealized gain (loss)	Total from investment operations	Distributions from net investment income	Distributions from net realized gains	Total distributions to shareholders
Institutional 3 Class
Year Ended 4/30/2021	$10.86	0.28	0.38	0.66	(0.28)	(0.47)	(0.75)
Year Ended 4/30/2020	$10.15	0.33	0.72	1.05	(0.34)	—	(0.34)
Year Ended 4/30/2019	$9.88	0.34	0.27	0.61	(0.34)	—	(0.34)
Year Ended 4/30/2018	$10.11	0.30	(0.23)	0.07	(0.30)	—	(0.30)
Year Ended 4/30/2017	$10.00	0.29	0.12	0.41	(0.30)	—	(0.30)

Notes to Financial Highlights

(a)

In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.

(b)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.
(c)	The benefits derived from expense reductions had an impact of less than 0.01%.
(d)

Expenses have been reduced due to a reimbursement of expenses overbilled by a third party. If the reimbursement had been excluded, the expense ratios would have been higher by the percentages shown for each class in the table below. All fee waivers and expense reimbursements by the Investment Manager and its affiliates were applied before giving effect to this third party reimbursement.

Year Ended	Class A	Advisor Class	Class C	Institutional Class	Institutional 2 Class	Institutional 3 Class
04/30/2017	0.01%	0.01%	0.01%	0.01%	0.01%	0.01%

	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)		Total net expense ratio to average net assets(a),(b)		Net investment income ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Institutional 3 Class
Year Ended 4/30/2021	$10.77	5.99%	0.52%		0.47%		2.49%	74%	$875,524
Year Ended 4/30/2020	$10.86	10.44%	0.53%		0.50%		3.17%	91%	$556,117
Year Ended 4/30/2019	$10.15	6.34%	0.53%		0.52%		3.44%	65%	$442,521
Year Ended 4/30/2018	$9.88	0.62%	0.53%		0.51%		2.93%	78%	$622,383
Year Ended 4/30/2017	$10.11	4.14%	0.54	%(d)	0.51	%(d)	2.91%	76%	$542,814

Financial Highlights – Columbia Intermediate Municipal Bond Fund

The following table is intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect payment of sales charges, if any. Total return and portfolio turnover are not annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

	Net asset value, beginning of period	Net investment income	Net realized and unrealized gain (loss)	Total from investment operations	Distributions from net investment income	Distributions from net realized gains		Total distributions to shareholders
Class A
Six Months Ended 4/30/2021 (Unaudited)	$10.51	0.14	0.12	0.26	(0.14)	(0.05)		(0.19)
Year Ended 10/31/2020	$10.59	0.28	(0.03)	0.25	(0.29)	(0.04)		(0.33)
Year Ended 10/31/2019	$10.11	0.31	0.48	0.79	(0.31)	(0.00	)(e)	(0.31)
Year Ended 10/31/2018	$10.54	0.31	(0.43)	(0.12)	(0.31)	—		(0.31)
Year Ended 10/31/2017	$10.71	0.31	(0.17)	0.14	(0.31)	—		(0.31)
Year Ended 10/31/2016	$10.68	0.32	0.03	0.35	(0.32)	—		(0.32)
Advisor Class
Six Months Ended 4/30/2021 (Unaudited)	$10.50	0.15	0.12	0.27	(0.15)	(0.05)		(0.20)
Year Ended 10/31/2020	$10.59	0.30	(0.04)	0.26	(0.31)	(0.04)		(0.35)
Year Ended 10/31/2019	$10.11	0.33	0.48	0.81	(0.33)	(0.00	)(e)	(0.33)
Year Ended 10/31/2018	$10.53	0.33	(0.42)	(0.09)	(0.33)	—		(0.33)
Year Ended 10/31/2017	$10.71	0.33	(0.18)	0.15	(0.33)	—		(0.33)
Year Ended 10/31/2016	$10.67	0.34	0.04	0.38	(0.34)	—		(0.34)
Class C
Six Months Ended 4/30/2021 (Unaudited)	$10.51	0.10	0.12	0.22	(0.10)	(0.05)		(0.15)
Year Ended 10/31/2020	$10.59	0.21	(0.03)	0.18	(0.22)	(0.04)		(0.26)
Year Ended 10/31/2019	$10.12	0.24	0.48	0.72	(0.25)	(0.00	)(e)	(0.25)
Year Ended 10/31/2018	$10.54	0.24	(0.42)	(0.18)	(0.24)	—		(0.24)
Year Ended 10/31/2017	$10.72	0.25	(0.19)	0.06	(0.24)	—		(0.24)
Year Ended 10/31/2016	$10.68	0.25	0.04	0.29	(0.25)	—		(0.25)
Institutional Class
Six Months Ended 4/30/2021 (Unaudited)	$10.51	0.15	0.12	0.27	(0.15)	(0.05)		(0.20)
Year Ended 10/31/2020	$10.60	0.30	(0.04)	0.26	(0.31)	(0.04)		(0.35)
Year Ended 10/31/2019	$10.12	0.33	0.48	0.81	(0.33)	(0.00	)(e)	(0.33)
Year Ended 10/31/2018	$10.54	0.33	(0.42)	(0.09)	(0.33)	—		(0.33)
Year Ended 10/31/2017	$10.72	0.33	(0.18)	0.15	(0.33)	—		(0.33)
Year Ended 10/31/2016	$10.69	0.34	0.03	0.37	(0.34)	—		(0.34)
Institutional 2 Class
Six Months Ended 4/30/2021 (Unaudited)	$10.49	0.15	0.12	0.27	(0.15)	(0.05)		(0.20)
Year Ended 10/31/2020	$10.58	0.31	(0.05)	0.26	(0.31)	(0.04)		(0.35)
Year Ended 10/31/2019	$10.10	0.34	0.48	0.82	(0.34)	(0.00	)(e)	(0.34)
Year Ended 10/31/2018	$10.53	0.34	(0.44)	(0.10)	(0.33)	—		(0.33)
Year Ended 10/31/2017	$10.70	0.34	(0.17)	0.17	(0.34)	—		(0.34)
Year Ended 10/31/2016	$10.66	0.35	0.04	0.39	(0.35)	—		(0.35)

	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)		Total net expense ratio to average net assets(a),(b)		Net investment income ratio to average net assets		Portfolio turnover	Net assets, end of period (000’s)
Class A
Six Months Ended 4/30/2021 (Unaudited)	$10.58	2.44%	0.84	%(c)	0.72	%(c)	2.56	%(c)	2%	$169,569
Year Ended 10/31/2020	$10.51	2.36%	0.82%		0.73	%(d)	2.70%		9%	$156,865
Year Ended 10/31/2019	$10.59	7.94%	0.82	%(f)	0.76	%(d),(f)	2.97%		14%	$152,575
Year Ended 10/31/2018	$10.11	(1.18%)	0.81	%(g)	0.76	%(d),(g)	2.98%		8%	$157,597
Year Ended 10/31/2017	$10.54	1.39%	0.84	%(h)	0.77	%(d),(h)	2.99%		11%	$189,260
Year Ended 10/31/2016	$10.71	3.28%	0.86%		0.77	%(d)	2.95%		6%	$246,873
Advisor Class
Six Months Ended 4/30/2021 (Unaudited)	$10.57	2.55%	0.64	%(c)	0.52	%(c)	2.76	%(c)	2%	$6,377
Year Ended 10/31/2020	$10.50	2.47%	0.62%		0.53	%(d)	2.90%		9%	$6,249
Year Ended 10/31/2019	$10.59	8.15%	0.62	%(f)	0.56	%(d),(f)	3.22%		14%	$5,927
Year Ended 10/31/2018	$10.11	(0.89%)	0.61	%(g)	0.56	%(d),(g)	3.18%		8%	$20,349
Year Ended 10/31/2017	$10.53	1.50%	0.63%		0.58	%(d)	3.16%		11%	$17,306
Year Ended 10/31/2016	$10.71	3.58%	0.66%		0.57	%(d)	3.15%		6%	$8,325
Class C
Six Months Ended 4/30/2021 (Unaudited)	$10.58	2.14%	1.48	%(c)	1.32	%(c)	1.95	%(c)	2%	$17,284
Year Ended 10/31/2020	$10.51	1.71%	1.47%		1.38	%(d)	2.06%		9%	$21,469
Year Ended 10/31/2019	$10.59	7.14%	1.47	%(f)	1.41	%(d),(f)	2.33%		14%	$23,522
Year Ended 10/31/2018	$10.12	(1.72%)	1.46	%(g)	1.41	%(d),(g)	2.32%		8%	$29,097
Year Ended 10/31/2017	$10.54	0.64%	1.49	%(h)	1.42	%(d),(h)	2.34%		11%	$44,951
Year Ended 10/31/2016	$10.72	2.70%	1.51%		1.42	%(d)	2.29%		6%	$59,746
Institutional Class
Six Months Ended 4/30/2021 (Unaudited)	$10.58	2.55%	0.64	%(c)	0.52	%(c)	2.76	%(c)	2%	$870,505
Year Ended 10/31/2020	$10.51	2.47%	0.62%		0.53	%(d)	2.90%		9%	$900,641
Year Ended 10/31/2019	$10.60	8.15%	0.62	%(f)	0.56	%(d),(f)	3.17%		14%	$1,012,229
Year Ended 10/31/2018	$10.12	(0.88%)	0.61	%(g)	0.56	%(d),(g)	3.17%		8%	$1,232,944
Year Ended 10/31/2017	$10.54	1.50%	0.63	%(h)	0.57	%(d),(h)	3.18%		11%	$1,679,211
Year Ended 10/31/2016	$10.72	3.48%	0.66%		0.57	%(d)	3.15%		6%	$2,087,345
Institutional 2 Class
Six Months Ended 4/30/2021 (Unaudited)	$10.56	2.58%	0.57	%(c)	0.45	%(c)	2.83	%(c)	2%	$28,696
Year Ended 10/31/2020	$10.49	2.54%	0.55%		0.47%		2.98%		9%	$30,056
Year Ended 10/31/2019	$10.58	8.24%	0.55	%(f)	0.49	%(f)	3.21%		14%	$35,836
Year Ended 10/31/2018	$10.10	(0.92%)	0.55	%(g)	0.50	%(g)	3.25%		8%	$15,697
Year Ended 10/31/2017	$10.53	1.67%	0.54	%(h)	0.50	%(h)	3.26%		11%	$12,401
Year Ended 10/31/2016	$10.70	3.68%	0.53%		0.48%		3.23%		6%	$8,895

	Net asset value, beginning of period	Net investment income	Net realized and unrealized gain (loss)	Total from investment operations	Distributions from net investment income	Distributions from net realized gains		Total distributions to shareholders
Institutional 3 Class
Six Months Ended 4/30/2021 (Unaudited)	$10.52	0.15	0.12	0.27	(0.15)	(0.05)		(0.20)
Year Ended 10/31/2020	$10.61	0.32	(0.05)	0.27	(0.32)	(0.04)		(0.36)
Year Ended 10/31/2019	$10.13	0.34	0.49	0.83	(0.35)	(0.00	)(e)	(0.35)
Year Ended 10/31/2018	$10.55	0.34	(0.42)	(0.08)	(0.34)	—		(0.34)
Year Ended 10/31/2017(i)	$10.43	0.22	0.13 (j)	0.35	(0.23)	—		(0.23)
Class V
Six Months Ended 4/30/2021 (Unaudited)	$10.50	0.14	0.13	0.27	(0.14)	(0.05)		(0.19)
Year Ended 10/31/2020	$10.59	0.29	(0.05)	0.24	(0.29)	(0.04)		(0.33)
Year Ended 10/31/2019	$10.11	0.32	0.48	0.80	(0.32)	(0.00	)(e)	(0.32)
Year Ended 10/31/2018	$10.54	0.31	(0.43)	(0.12)	(0.31)	—		(0.31)
Year Ended 10/31/2017	$10.71	0.32	(0.17)	0.15	(0.32)	—		(0.32)
Year Ended 10/31/2016	$10.68	0.33	0.02	0.35	(0.32)	—		(0.32)

Notes to Financial Highlights

(a)

In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.

(b)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.
(c)	Annualized.
(d)	The benefits derived from expense reductions had an impact of less than 0.01%.
(e)	Rounds to zero.
(f)	Ratios include line of credit interest expense which is less than 0.01%.
(g)	Ratios include interfund lending expense which is less than 0.01%.
(h)

Expenses have been reduced due to a reimbursement of expenses overbilled by a third party. If the reimbursement had been excluded, the expense ratios would have been higher by the percentages shown for each class in the table below. All fee waivers and expense reimbursements by the Investment Manager and its affiliates were applied before giving effect to this third party reimbursement.

Year Ended	Class A	Class C	Institutional Class	Institutional 2 Class	Class V
10/31/2017	0.01%	0.01%	0.01%	0.01%	0.01%

(i)	Institutional 3 Class shares commenced operations on March 1, 2017. Per share data and total return reflect activity from that date.
(j)

Calculation of the net gain (loss) per share (both realized and unrealized) does not correlate to the aggregate realized and unrealized gain (loss) presented in the Statement of Operations due to the timing of subscriptions and redemptions of Fund shares in relation to fluctuations in the market value of the portfolio.

	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)		Total net expense ratio to average net assets(a),(b)		Net investment income ratio to average net assets		Portfolio turnover	Net assets, end of period (000’s)
Institutional 3 Class
Six Months Ended 4/30/2021 (Unaudited)	$10.59	2.60%	0.52	%(c)	0.41	%(c)	2.88	%(c)	2%	$2,870
Year Ended 10/31/2020	$10.52	2.59%	0.51%		0.42%		3.01%		9%	$2,495
Year Ended 10/31/2019	$10.61	8.27%	0.51	%(f)	0.44	%(f)	3.28%		14%	$2,542
Year Ended 10/31/2018	$10.13	(0.76%)	0.50	%(g)	0.45	%(g)	3.31%		8%	$1,836
Year Ended 10/31/2017(i)	$10.55	3.35%	0.51	%(c)	0.47	%(c)	3.25	%(c)	11%	$1,865
Class V
Six Months Ended 4/30/2021 (Unaudited)	$10.58	2.57%	0.79	%(c)	0.67	%(c)	2.61	%(c)	2%	$10,518
Year Ended 10/31/2020	$10.50	2.31%	0.77%		0.68	%(d)	2.75%		9%	$10,887
Year Ended 10/31/2019	$10.59	7.99%	0.77	%(f)	0.71	%(d),(f)	3.02%		14%	$11,562
Year Ended 10/31/2018	$10.11	(1.13%)	0.76	%(g)	0.71	%(d),(g)	3.03%		8%	$12,260
Year Ended 10/31/2017	$10.54	1.44%	0.79	%(h)	0.72	%(d),(h)	3.03%		11%	$13,371
Year Ended 10/31/2016	$10.71	3.33%	0.81%		0.72	%(d)	3.00%		6%	$14,060

Financial Highlights – Columbia Strategic Income Fund

The following table is intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect payment of sales charges, if any. Total return and portfolio turnover are not annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

	Net asset value, beginning of period	Net investment income	Net realized and unrealized gain (loss)	Total from investment operations	Distributions from net investment income	Distributions from net realized gains	Total distributions to shareholders
Class A(c)
Six Months Ended 2/28/2021 (Unaudited)	$24.32	0.41	0.90	1.31	(0.39)	—	(0.39)
Year Ended 8/31/2020	$24.06	0.84	0.26	1.10	(0.84)	—	(0.84)
Year Ended 8/31/2019	$23.57	1.00	0.57	1.57	(0.92)	(0.16)	(1.08)
Year Ended 8/31/2018	$24.35	0.96	(0.70)	0.26	(0.80)	(0.24)	(1.04)
Year Ended 8/31/2017(g)	$23.89	0.80	0.22	1.02	(0.56)	—	(0.56)
Year Ended 10/31/2016	$23.16	0.88	0.61	1.49	(0.76)	—	(0.76)
Year Ended 10/31/2015	$24.50	0.92	(0.86)	0.06	(1.00)	(0.40)	(1.40)
Advisor Class(c)
Six Months Ended 2/28/2021 (Unaudited)	$23.85	0.43	0.89	1.32	(0.42)	—	(0.42)
Year Ended 8/31/2020	$23.62	0.88	0.23	1.11	(0.88)	—	(0.88)
Year Ended 8/31/2019	$23.16	1.04	0.54	1.58	(0.96)	(0.16)	(1.12)
Year Ended 8/31/2018	$23.95	1.00	(0.67)	0.33	(0.88)	(0.24)	(1.12)
Year Ended 8/31/2017(g)	$23.50	0.84	0.21	1.05	(0.60)	—	(0.60)
Year Ended 10/31/2016	$22.79	0.92	0.63	1.55	(0.84)	—	(0.84)
Year Ended 10/31/2015	$24.14	0.96	(0.83)	0.13	(1.08)	(0.40)	(1.48)
Class C(c)
Six Months Ended 2/28/2021 (Unaudited)	$24.31	0.32	0.91	1.23	(0.30)	—	(0.30)
Year Ended 8/31/2020	$24.06	0.64	0.29	0.93	(0.68)	—	(0.68)
Year Ended 8/31/2019	$23.57	0.80	0.57	1.37	(0.72)	(0.16)	(0.88)
Year Ended 8/31/2018	$24.36	0.76	(0.67)	0.09	(0.64)	(0.24)	(0.88)
Year Ended 8/31/2017(g)	$23.90	0.68	0.18	0.86	(0.40)	—	(0.40)
Year Ended 10/31/2016	$23.16	0.72	0.62	1.34	(0.60)	—	(0.60)
Year Ended 10/31/2015	$24.51	0.76	(0.87)	(0.11)	(0.84)	(0.40)	(1.24)

	Net asset value, end of period	Total Return	Total gross expense ratio to average net assets(a)		Total net expense ratio to average net assets(a),(b)		Net investment income ratio to average net assets		Portfolio turnover	Net assets, end of period (000’s)
Class A(c)
Six Months Ended 2/28/2021 (Unaudited)	$25.24	5.43%	0.92	%(d),(e)	0.92	%(d),(e),(f)	3.37	%(d)	68%	$1,162,075
Year Ended 8/31/2020	$24.32	4.84%	0.93	%(e)	0.93	%(e),(f)	3.51%		173%	$1,101,890
Year Ended 8/31/2019	$24.06	6.75%	0.95	%(e)	0.95	%(e)	4.20%		179%	$1,101,847
Year Ended 8/31/2018	$23.57	1.03%	0.94	%(e)	0.94	%(e),(f)	3.94%		152%	$1,059,907
Year Ended 8/31/2017(g)	$24.35	4.42%	0.95	%(d),(h)	0.95	%(d),(f),(h)	4.00	%(d)	110%	$1,100,585
Year Ended 10/31/2016	$23.89	6.57%	1.03%		1.02	%(f)	3.81%		168%	$1,770,085
Year Ended 10/31/2015	$23.16	0.25%	1.06%		1.03	%(f)	3.94%		169%	$1,461,248
Advisor Class(c)
Six Months Ended 2/28/2021 (Unaudited)	$24.75	5.63%	0.67	%(d),(e)	0.67	%(d),(e),(f)	3.62	%(d)	68%	$246,109
Year Ended 8/31/2020	$23.85	5.02%	0.68	%(e)	0.68	%(e),(f)	3.76%		173%	$194,094
Year Ended 8/31/2019	$23.62	6.96%	0.70	%(e)	0.70	%(e)	4.42%		179%	$285,983
Year Ended 8/31/2018	$23.16	1.30%	0.69	%(e)	0.69	%(e),(f)	4.21%		152%	$143,983
Year Ended 8/31/2017(g)	$23.95	4.53%	0.71	%(d),(h)	0.71	%(d),(f),(h)	4.38	%(d)	110%	$99,896
Year Ended 10/31/2016	$23.50	6.95%	0.77%		0.77	%(f)	4.02%		168%	$53,447
Year Ended 10/31/2015	$22.79	0.52%	0.82%		0.78	%(f)	4.20%		169%	$18,630
Class C(c)
Six Months Ended 2/28/2021 (Unaudited)	$25.24	5.04%	1.67	%(d),(e)	1.67	%(d),(e),(f)	2.61	%(d)	68%	$284,656
Year Ended 8/31/2020	$24.31	4.06%	1.69	%(e)	1.69	%(e),(f)	2.76%		173%	$280,497
Year Ended 8/31/2019	$24.06	5.97%	1.70	%(e)	1.70	%(e)	3.45%		179%	$282,018
Year Ended 8/31/2018	$23.57	0.28%	1.69	%(e)	1.69	%(e),(f)	3.19%		152%	$306,303
Year Ended 8/31/2017(g)	$24.36	3.78%	1.71	%(d),(h)	1.71	%(d),(f),(h)	3.33	%(d)	110%	$334,829
Year Ended 10/31/2016	$23.90	5.78%	1.78%		1.77	%(f)	3.05%		168%	$316,346
Year Ended 10/31/2015	$23.16	(0.49%)	1.81%		1.78	%(f)	3.19%		169%	$219,782

	Net asset value, beginning of period	Net investment income	Net realized and unrealized gain (loss)	Total from investment operations	Distributions from net investment income	Distributions from net realized gains	Total distributions to shareholders
Institutional Class(c)
Six Months Ended 2/28/2021 (Unaudited)	$23.88	0.43	0.89	1.32	(0.42)	—	(0.42)
Year Ended 8/31/2020	$23.65	0.88	0.23	1.11	(0.88)	—	(0.88)
Year Ended 8/31/2019	$23.18	1.04	0.55	1.59	(0.96)	(0.16)	(1.12)
Year Ended 8/31/2018	$23.97	1.00	(0.67)	0.33	(0.88)	(0.24)	(1.12)
Year Ended 8/31/2017(g)	$23.52	0.88	0.17	1.05	(0.60)	—	(0.60)
Year Ended 10/31/2016	$22.80	0.92	0.64	1.56	(0.84)	—	(0.84)
Year Ended 10/31/2015	$24.15	0.96	(0.83)	0.13	(1.08)	(0.40)	(1.48)
Institutional 2 Class(c)
Six Months Ended 2/28/2021 (Unaudited)	$23.90	0.44	0.88	1.32	(0.42)	—	(0.42)
Year Ended 8/31/2020	$23.66	0.88	0.28	1.16	(0.92)	—	(0.92)
Year Ended 8/31/2019	$23.19	1.04	0.55	1.59	(0.96)	(0.16)	(1.12)
Year Ended 8/31/2018	$23.98	1.00	(0.67)	0.33	(0.88)	(0.24)	(1.12)
Year Ended 8/31/2017(g)	$23.54	0.88	0.20	1.08	(0.64)	—	(0.64)
Year Ended 10/31/2016	$22.83	0.96	0.59	1.55	(0.84)	—	(0.84)
Year Ended 10/31/2015	$24.18	1.00	(0.87)	0.13	(1.08)	(0.40)	(1.48)
Institutional 3 Class(c)
Six Months Ended 2/28/2021 (Unaudited)	$23.81	0.44	0.88	1.32	(0.43)	—	(0.43)
Year Ended 8/31/2020	$23.58	0.88	0.27	1.15	(0.92)	—	(0.92)
Year Ended 8/31/2019	$23.12	1.04	0.58	1.62	(1.00)	(0.16)	(1.16)
Year Ended 8/31/2018	$23.91	1.00	(0.67)	0.33	(0.88)	(0.24)	(1.12)
Year Ended 8/31/2017(g)	$23.47	0.88	0.20	1.08	(0.64)	—	(0.64)
Year Ended 10/31/2016	$22.77	0.96	0.58	1.54	(0.84)	—	(0.84)
Year Ended 10/31/2015	$24.12	1.00	(0.83)	0.17	(1.12)	(0.40)	(1.52)

	Net asset value, end of period	Total Return	Total gross expense ratio to average net assets(a)		Total net expense ratio to average net assets(a),(b)		Net investment income ratio to average net assets		Portfolio turnover	Net assets, end of period (000’s)
Institutional Class(c)
Six Months Ended 2/28/2021 (Unaudited)	$24.78	5.58%	0.67	%(d),(e)	0.67	%(d),(e),(f)	3.62	%(d)	68%	$3,435,743
Year Ended 8/31/2020	$23.88	5.02%	0.68	%(e)	0.68	%(e),(f)	3.76%		173%	$3,083,643
Year Ended 8/31/2019	$23.65	6.96%	0.70	%(e)	0.70	%(e)	4.44%		179%	$2,843,762
Year Ended 8/31/2018	$23.18	1.47%	0.69	%(e)	0.69	%(e),(f)	4.20%		152%	$2,398,468
Year Ended 8/31/2017(g)	$23.97	4.53%	0.71	%(d),(h)	0.71	%(d),(f),(h)	4.42	%(d)	110%	$1,881,221
Year Ended 10/31/2016	$23.52	6.95%	0.78%		0.77	%(f)	4.05%		168%	$910,452
Year Ended 10/31/2015	$22.80	0.51%	0.81%		0.78	%(f)	4.19%		169%	$574,482
Institutional 2 Class(c)
Six Months Ended 2/28/2021 (Unaudited)	$24.80	5.68%	0.64	%(d),(e)	0.64	%(d),(e)	3.66	%(d)	68%	$372,404
Year Ended 8/31/2020	$23.90	5.06%	0.64	%(e)	0.64	%(e)	3.80%		173%	$287,777
Year Ended 8/31/2019	$23.66	7.00%	0.66	%(e)	0.66	%(e)	4.49%		179%	$287,753
Year Ended 8/31/2018	$23.19	1.35%	0.65	%(e)	0.65	%(e)	4.26%		152%	$257,953
Year Ended 8/31/2017(g)	$23.98	4.77%	0.66	%(d),(h)	0.65	%(d),(h)	4.41	%(d)	110%	$155,372
Year Ended 10/31/2016	$23.54	6.87%	0.67%		0.67%		4.11%		168%	$103,204
Year Ended 10/31/2015	$22.83	0.80%	0.68%		0.68%		4.32%		169%	$12,231
Institutional 3 Class(c)
Six Months Ended 2/28/2021 (Unaudited)	$24.70	5.64%	0.59	%(d),(e)	0.59	%(d),(e)	3.70	%(d)	68%	$349,917
Year Ended 8/31/2020	$23.81	5.13%	0.60	%(e)	0.60	%(e)	3.84%		173%	$322,913
Year Ended 8/31/2019	$23.58	7.08%	0.60	%(e)	0.60	%(e)	4.55%		179%	$192,494
Year Ended 8/31/2018	$23.12	1.40%	0.60	%(e)	0.60	%(e)	4.31%		152%	$189,195
Year Ended 8/31/2017(g)	$23.91	4.65%	0.64	%(d),(h)	0.63	%(d),(h)	4.75	%(d)	110%	$100,173
Year Ended 10/31/2016	$23.47	7.13%	0.62%		0.62%		4.24%		168%	$10,642
Year Ended 10/31/2015	$22.77	0.68%	0.64%		0.64%		4.35%		169%	$10,704

	Net asset value, beginning of period	Net investment income	Net realized and unrealized gain (loss)	Total from investment operations	Distributions from net investment income	Distributions from net realized gains	Total distributions to shareholders
Class R(c)
Six Months Ended 2/28/2021 (Unaudited)	$24.49	0.38	0.91	1.29	(0.36)	—	(0.36)
Year Ended 8/31/2020	$24.23	0.80	0.26	1.06	(0.80)	—	(0.80)
Year Ended 8/31/2019	$23.73	0.92	0.58	1.50	(0.84)	(0.16)	(1.00)
Year Ended 8/31/2018	$24.51	0.88	(0.66)	0.22	(0.76)	(0.24)	(1.00)
Year Ended 8/31/2017(g)	$24.04	0.76	0.23	0.99	(0.52)	—	(0.52)
Year Ended 10/31/2016	$23.30	0.84	0.62	1.46	(0.72)	—	(0.72)
Year Ended 10/31/2015	$24.64	0.88	(0.86)	0.02	(0.96)	(0.40)	(1.36)

Notes to Financial Highlights

(a)

In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.

(b)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.
(c)	Per share amounts have been adjusted on a retroactive basis to reflect a 4 to 1 reverse stock split completed after the close of business on September 11, 2020.
(d)	Annualized.
(e)	Ratios include interest on collateral expense. For the periods indicated below, if interest on collateral expense had been excluded, expenses would have been lower by:

Class	2/28/2021	8/31/2020	8/31/2019	8/31/2018
Class A	less than 0.01%	less than 0.01%	less than 0.01%	less than 0.01%
Advisor Class	less than 0.01%	less than 0.01%	0.01%	less than 0.01%
Class C	less than 0.01%	less than 0.01%	less than 0.01%	less than 0.01%
Institutional Class	less than 0.01%	less than 0.01%	less than 0.01%	less than 0.01%
Institutional 2 Class	less than 0.01%	less than 0.01%	less than 0.01%	less than 0.01%
Institutional 3 Class	less than 0.01%	less than 0.01%	less than 0.01%	less than 0.01%
Class R	less than 0.01%	less than 0.01%	less than 0.01%	less than 0.01%

(f)	The benefits derived from expense reductions had an impact of less than 0.01%.
(g)	For the period from November 1, 2016 to August 31, 2017. During the period, the Fund’s fiscal year end was changed from October 31 to August 31.
(h)

Expenses have been reduced due to a reimbursement of expenses overbilled by a third party. If the reimbursement had been excluded, the expense ratios would have been higher by the percentages shown for each class in the table below. All fee waivers and expense reimbursements by the Investment Manager and its affiliates were applied before giving effect to this third party reimbursement.

Year Ended	Class A	Advisor Class	Class C	Institutional Class	Institutional 2 Class	Institutional 3 Class	Class R
08/31/2017	0.01%	0.01%	0.01%	0.01%	0.01%	0.01%	0.01%

(i)	Rounds to zero.

	Net asset value, end of period	Total Return		Total gross expense ratio to average net assets(a)		Total net expense ratio to average net assets(a),(b)		Net investment income ratio to average net assets		Portfolio turnover	Net assets, end of period (000’s)
Class R(c)
Six Months Ended 2/28/2021 (Unaudited)	$25.42	5.35%		1.17	%(d),(e)	1.17	%(d),(e),(f)	3.11	%(d)	68%	$11,146
Year Ended 8/31/2020	$24.49	4.38%		1.18	%(e)	1.18	%(e),(f)	3.26%		173%	$8,053
Year Ended 8/31/2019	$24.23	6.62%		1.20	%(e)	1.20	%(e)	3.95%		179%	$9,287
Year Ended 8/31/2018	$23.73	0.77%		1.19	%(e)	1.19	%(e),(f)	3.70%		152%	$7,075
Year Ended 8/31/2017(g)	$24.51	4.18%		1.21	%(d),(h)	1.21	%(d),(f),(h)	3.83	%(d)	110%	$6,443
Year Ended 10/31/2016	$24.04	6.45%		1.28%		1.27	%(f)	3.54%		168%	$5,687
Year Ended 10/31/2015	$23.30	0.00	%(i)	1.31%		1.28	%(f)	3.69%		169%	$2,439

EXHIBIT B

PRINCIPAL SHAREHOLDERS

Principal Ownership of Funds as of Specified Date

B-1

EXHIBIT C

COMPARISON OF ORGANIZATIONAL DOCUMENTS

Each proposed Reorganization described in the accompanying Combined Proxy Statement/Prospectus involves BMO Funds, Inc. (the “Target Company”), a Wisconsin corporation, on behalf of its identified series (each, a “Target Fund”) and Columbia Funds Series Trust I (the “Acquiring Trust”), a Massachusetts business trust, on behalf of its identified series. Consequently, pursuant to the terms of each proposed Reorganization, if the Reorganization is approved, shareholders of a Target Fund will no longer be subject to relevant provisions of the Target Company’s Articles of Incorporation, Bylaws and Wisconsin law and, instead, will be subject to relevant provisions of the Acquiring Trust’s Declaration of Trust, Bylaws and the laws of the Commonwealth of Massachusetts. In light of the foregoing, the chart below has been included to highlight the similarities and differences between the terms of the Target Company’s Articles of Incorporation, Bylaws and Wisconsin law on the one hand, and the Acquiring Trust’s Declaration of Trust, Bylaws and Massachusetts law, on the other hand, with respect to shareholder rights.

	Acquiring Trust	Target Company
Policy	(Massachusetts)	(Wisconsin)
Shareholder Liability	The shareholders of a Massachusetts business trust could, under certain circumstances, be held personally liable as partners for its obligations. However, the Declaration of Trust contains express disclaimers of shareholder liability for acts, obligations or affairs of the trust. The Declaration of Trust also provides for indemnification and reimbursement of expenses out of the assets of a series for any shareholder held personally liable for obligations of such series. Therefore, the possibility that a shareholder could be held liable would be limited to a situation in which the assets of the applicable series had been exhausted.	Under the Wisconsin Business Corporation Law (“WBCL”), the shareholders of the Company are not liable to the Company or its creditors with respect to their shares except to pay the consideration for which the shares were authorized to be issued. In addition, the WBCL provides that the shareholders are not personally liable for the acts or debts of the Company.

Shareholder Voting Rights	The shareholders have the power to vote (i) for the election of Trustees, (ii) to the same extent as shareholders of a Massachusetts business corporation as to whether or not a court action, proceeding or claim should or should not be brought or maintained derivatively or as a class action on behalf of the trust or shareholder, (iii) with respect to termination of the trust or any class or series of the trust, (iv) with respect to the approval or termination in accordance with the 1940 Act of any contract with any one or more corporations, trusts, associations, partnerships, limited partnerships or other types of organizations, or individuals as to which shareholder approval is required by the 1940 Act, and (iv) with respect to additional matters relating to the trust as may be required by the 1940 Act, the Declaration of Trust, the Bylaws or any registration of the trust with the SEC (or any successor agency) or any state, or as the trustees may consider necessary or desirable.

Shareholders are entitled to one vote per full share of common stock and a fractional vote per fractional share.

Each share of a series gives the shareholder one vote in the election of directors and other matters submitted to shareholders for vote.

All holders of shares of stock vote as a single series or class except with respect to any matter which affects only one or more series or class of stock, in which case only the holders of shares of the series or class affected are entitled to vote.

	Acquiring Trust	Target Company
Policy	(Massachusetts)	(Wisconsin)

If authorized by the trustees, shareholders shall be entitled to vote cumulatively in the election of trustees.

Any fractional share of a series or class shall carry proportionately all the rights and obligations of a whole share of that series or class, including rights with respect to voting.

Shareholders of any particular series or class shall not be entitled to vote on any matters as to which such series or class is not affected.

Shareholder Meetings

The Trust is not required to hold annual meetings of shareholders.

Meetings of the shareholders may be called by the Trustees for the purpose of electing Trustees and for such other purposes as may by prescribed by law, the Declaration of Trust, the Bylaws, or in discretion of the Trustees.

The Company is not required to hold an annual meeting of shareholders in any year in which none of the following is required to be acted on by shareholders under the 1940 Act: (i) election of Directors; (ii) approval of the Company’s investment advisory contract; (iii) ratification of the Company’s public accountants; (iv) approval of the Company’s distribution agreement.

The WBCL permits registered investment companies, such as the Company, to operate without an annual meeting of shareholders under specified circumstances if an annual meeting is not required by the 1940 Act.

The Company holds meetings of shareholders as required by the 1940 Act, the Articles of Incorporation, as amended, and/or the By-laws.

A special meeting of the shareholders may be called by the Board upon written request of shareholders owning at least 10% of the Company’s outstanding voting shares.

Shareholder Quorum

The presence in person or by proxy of 10% of the votes entitled to be cast at a meeting constitutes a quorum.

When any one or more series or classes votes as a single class separate from any other shares which are to vote on the same matters as a separate class or classes, 10% of the votes entitled to be cast by each such class entitled to vote constitutes a quorum at a shareholders’ meeting of that class.

A meeting may be adjourned by a majority of the votes properly cast upon the question, whether or not a quorum is present, and the meeting may be held as adjourned within a reasonable time after the date set for the original meeting without further notice.

The presence in person or by proxy of the holders of one-third of the shares of capital stock of the Company entitled to vote without regard to series or class shall constitute a quorum at any meeting of the shareholders, except with respect to a meeting of one or more series or classes of stock, in which case the presence in person or by proxy of the holders of one-third of the shares of stock of each series or class entitled to vote on the matter shall constitute a quorum.

A meeting may be adjourned at any time, including after action on one or more matters, by a majority of shares represented, even if less than a quorum.

	Acquiring Trust	Target Company
Policy	(Massachusetts)	(Wisconsin)
Preemptive Rights	Shareholders have no preemptive or other right to subscribe to any additional Shares or other securities issued by the Trust.	Shareholders are not entitled to any preemptive, appraisal or conversion rights.

Shareholder Meeting Demand Procedure	If a meeting of shareholders has not been held during the immediately preceding fifteen (15) months for the purpose of electing trustees, a shareholder or shareholders holding three percent (3%) or more of the voting power of all shares entitled to vote may demand a meeting of shareholders for the purpose of electing trustees by written notice of demand given to the trustees.(1)	—

Trustee Power to Amend Organizational Document

The Trustees may amend the Declaration of Trust at any time by an instrument in writing signed by a majority of the then Trustees provided that notice of such amendment is transmitted promptly to shareholders of record.

The Trustees need not, however, provide notice of an amendment if the amendment is for the purpose of supplying an omission, curing any ambiguity or curing, correcting or supplementing any defective or inconsistent provision contained in the Declaration of Trust, or having any other purpose which is ministerial or clerical in nature.

The Board may amend the Articles of Incorporation without shareholder vote, except that no amendment to the Articles of Incorporation shall affect any right of any person under the Articles of Incorporation without a shareholder vote.

EXHIBIT D

MORE INFORMATION ON COLUMBIA

Columbia’s principal offices are located at 290 Congress Street, Boston, MA 02210. Columbia’s principal executive officers and directors and the principal occupation of each are shown below.

Name, Address	Principal Occupation
William F. “Ted” Truscott 290 Congress Street Boston, MA 02210	President and Chairman of the Board, Columbia; Chief Executive Officer – Global Asset Management, Ameriprise Financial; Chairman of the Board and Chief Executive Officer, Columbia Management Investment Distributors

Brian M. Engelking 5228 Ameriprise Financial Center Minneapolis, MN 55474-2405	Vice President, Chief Financial Officer, Member of the Board of Governors

Colin Moore 290 Congress Street Boston, MA 02210	Executive Vice President, Global Chief Investment Officer, Member of the Board of Governors

Scott E. Couto 290 Congress Street Boston, MA 02210	Executive Vice President, Head of North America and Member of the Board of Governors

Gene R. Tannuzzo 290 Congress Street Boston, MA 02210	Managing Director, Global Head of Fixed Income and Member of the Board of Governors

Paul B. Goucher 485 Lexington Avenue New York, NY 10017	Vice President, Chief Legal Officer and Assistant Secretary

Lee Faria 290 Congress Street Boston, MA 02210	Vice President and Chief Compliance Officer

Stephen J. Harasimowicz 290 Congress Street Boston, MA 02210	Senior Vice President and Global Head of Trading

Melda Mergen 290 Congress Street Boston, MA 02210	Managing Director and Deputy Global Head of Equities

William Landes 290 Congress Street Boston, MA 02210	Head of North America Institutional Sales and Global Head of Investment Solutions

Michael G. Clarke 290 Congress Street Boston, MA 02210	Vice President, Head of North American Operations and Co-Head of Global Operations

D-1

Comparable Funds for which Columbia Serves as Investment Adviser

BMO Fund(s)	Comparable Columbia Fund(s)	Columbia Fund Assets as of June 30, 2021 (Million $)	Columbia Fund – Management Fee Rate
			Assets (Billions)	Fee Rate
BMO Mid-Cap Growth Fund	Columbia Select Mid Cap Value Fund	$2,575	$0 - $500 $500 - $1,000 $1,000 - $1,500 $1,500 - $3,000 $3,000 - $12,000 > $12,000	0.820 0.770 0.720 0.670 0.660 0.650	% % % % % %
	Columbia Variable Portfolio - Select Mid Cap Value Fund	$326	$0 - $500 $500 - $1,000 $1,000 - $1,500 $1,500 - $3,000 $3,000 - $12,000 > $12,000	0.820 0.770 0.720 0.670 0.660 0.650	% % % % % %

D-2

EXHIBIT E

MORE INFORMATION ON LGM INVESTMENTS

LGM Investments’ principal executive officers and directors and the principal occupation of each are shown below. The address of each such principal executive officer and director is 95 Wigmore Street, London W1U 1FD United Kingdom. LGM Investments’ is a wholly-owned subsidiary of Bank of Montreal which is the parent company of BMO Financial Group.

Name	Principal Occupation
Fredrik Sven Axsater	Chief Executive Officer & Executive Director
Toby Maude	Chief Financial Officer
Nigel David Parry	Chief Compliance Officer
Benjamin Apfel	Associate General Counsel
David Logan	Executive Director
Kristi Lynne Mitchem	Executive Director
Gilles Ouellette	Chair of Governing Body

Comparable Funds for which LGM Investments as Investment Adviser

BMO Fund(s)	Comparable Fund(s)	Comparable Fund Assets as of June 30, 2021 (Million $)	Comparable Fund – Advisory Fee Rate
			Assets (Billions)	Fee Rate
BMO LGM Emerging Markets Equity Fund
None

Comparable Funds for which LGM Investments Serves as Investment Sub-Adviser

BMO Fund(s)	Comparable Fund(s)	Comparable Fund Assets as of June 30, 2021 (Million $)	Comparable Fund – Advisory Fee Rate
			Assets (Billions)	Fee Rate
BMO LGM Emerging Markets Equity Fund
None

E-1

EXHIBIT F

FORM OF PROPOSED INVESTMENT ADVISORY AGREEMENT

INVESTMENT ADVISORY AGREEMENT

AGREEMENT made this [•] day of [•], 2021 by and between Columbia Management Investment Advisers, LLC, an investment adviser registered under the Investment Advisers Act of 1940, organized under the laws of Minnesota and having its principal place of business in Boston, MA (the “Adviser”), and BMO Funds, Inc., a Wisconsin corporation having its principal place of business in Milwaukee, WI (the “Fund”), on behalf of each portfolio of the Fund set forth on Schedule A, as may be amended from time to time (each, a “Portfolio” and collectively, the “Portfolios”).

WHEREAS, the Fund is an “open-end company” as that term is defined in the Investment Company Act of 1940 (the “1940 Act”) and is registered as such with the Securities and Exchange Commission (“SEC”);

WHEREAS, as used herein “Portfolio” refers to a class of the Fund’s common stock;

WHEREAS, the Adviser is engaged in the business of rendering investment advisory and management services; and

WHEREAS, the Fund wishes to retain the Adviser to render investment advisory services to each Portfolio, and the Adviser is willing to furnish such services to each Portfolio.

NOW, THEREFORE, in consideration of the promises and mutual covenants herein, the Fund and the Adviser, intending to be legally bound, hereby agree as follows:

1. The Fund hereby appoints the Adviser as investment adviser for each Portfolio on whose behalf the Fund executes Schedule B to this Agreement, for the period and on the terms set forth in this Agreement. The Advisor, by execution of Schedule B, accepts such appointment and agrees to furnish the services for the compensation as herein provided.

2. Subject to the oversight of the Board of Directors of the Fund (the “Board” or the “Directors”), the Adviser shall provide a continuous investment program for each Portfolio, including investment research and management of the investment and reinvestment of the assets of each Portfolio. The Adviser shall determine the securities and other investments to be purchased, retained, sold or exchanged under each Portfolio’s investment program, and shall implement such decisions in accordance with and subject to such Portfolio’s applicable investment objectives, policies and limitations set forth in the Portfolio’s then current prospectus and statement of additional information, any investment policies and restrictions contained in the Fund’s Articles of Incorporation and By-Laws, as amended from time to time, the 1940 Act and the applicable rules and regulations promulgated thereunder by the SEC and interpretive guidance issued by the SEC staff, and any other applicable federal and state laws. The Adviser shall exercise voting rights, rights to consent to corporate action and any other rights pertaining to a Portfolio’s securities subject to such direction as the Board may provide, and shall perform such other functions of investment management and supervision as may be directed by the Board.

3. Subject to the Board’s approval, at its own expense, the Adviser may enter into agreements with one or more investment subadvisers, including affiliates of the Adviser, in which the Adviser delegates to such investment subadvisers any or all its duties specified hereunder, on such terms as the Adviser will determine to be necessary, desirable or appropriate, provided that in each case the Adviser shall supervise the activities of each such subadviser and further provided that such agreements are entered into in accordance with and meet all applicable requirements of the 1940 Act and rules thereunder. Any such delegation shall not relieve the Adviser of any of its duties hereunder. The Adviser also shall have the authority, upon the approval of the Board and subject to applicable provisions of the 1940 Act and the regulations thereunder, to select one or more subadvisers to provide day-to-day portfolio management with respect to all or a portion of the assets of any of the Portfolios and to allocate and reallocate the assets of a Portfolio between and among any subadvisers so selected pursuant to a “manager of managers” structure. The Fund acknowledges that under this structure, the Adviser would have the authority to retain and terminate subadvisers, engage new subadvisers and make material revisions to the terms of the subadvisory agreements for a Portfolio subject to approval of the Board and such other terms and conditions of the SEC exemptive order or rule, but not shareholder approval, provided shareholders of such Portfolio previously approved the “manager of managers” structure.

4. The Adviser, pursuant to its determinations, will select, monitor and place orders with or through such brokers or dealers and seek best execution of Portfolio securities transactions in conformity with the brokerage policies set forth in the Fund’s then effective Registration Statement. In accordance with Section 28(e) of the Securities Exchange Act of 1934, as amended, and interpretive guidance issued by the SEC thereunder, the Adviser may cause a Portfolio to pay a broker or a dealer a commission in excess of the amount of commission another broker or dealer would have charged if the Adviser determines in good faith that the commission paid was reasonable in relation to the brokerage or research services received. The Adviser will promptly communicate to Fund officers and the Board such information relating to Portfolio transactions as they may reasonably request.

5. The Adviser shall bear all expenses, and shall furnish all necessary services, facilities and personnel, in connection with its responsibilities under this Agreement. The Adviser shall not be responsible for a Portfolio’s expenses and each Portfolio shall pay or cause to be paid all of the Portfolio’s expenses and the Portfolio’s allocable share of Fund expenses, including, without limitation; the expenses of organizing a Portfolio and continuing its existence; fees and expenses of Directors and officers of the Fund; fees for investment advisory services and administrative personnel and services; distribution fees; fees and expenses of preparing and filing the Fund’s Registration Statements and qualifying the Fund, the Portfolios, and shares of the Portfolios (“Shares”) under federal and state laws and regulations; expenses of preparing, printing, and distributing prospectuses and statements of additional information (and any amendments thereto) and shareholder reports; interest expense, taxes, fees, and commissions of every kind; expenses in connection with the issue, purchase, repurchase, and redemption of Shares, including expenses attributable to a program of periodic issue; expenses in connection with the purchase or sale of the Portfolio’s securities and other investments; loan commitment fees; charges and expenses of custodians, transfer agents, dividend disbursing agents, shareholder servicing agents, independent pricing vendors and registrars; printing and mailing costs, auditing, accounting, and legal expenses; reports to governmental officers and commissions; expenses of meetings of Directors and shareholders and proxy solicitations therefor; fidelity bond and other insurance expenses; association membership dues; and such nonrecurring items as may arise, including all losses and liabilities incurred in administering the Fund and the Portfolios. A Portfolio will also pay its allocable share of such extraordinary expenses as may arise, including expenses incurred in connection with litigation, proceedings, and claims and the legal obligations of the Fund to indemnify its officers, Directors, employees, distributors, and agents with respect thereto.

6. Each Portfolio shall pay to the Adviser, for all services rendered to each Portfolio by the Adviser hereunder, the fees set forth in Schedule B attached hereto. The net asset value of each Portfolio’s Shares as used herein shall be determined as provided in the Portfolio’s then current prospectus and statement of additional information and shall be calculated to the nearest 1/10th of one cent. The Adviser, in its sole discretion, may from time to time and for such periods as it deems appropriate reduce its compensation (and assume expenses) for one or more of the Portfolios.

7. The Fund and the Adviser agree to furnish to each other such information regarding their operations with regard to their affairs as each may reasonably request. In compliance with the requirements of Rule 31a-3 under the 1940 Act, the Adviser hereby agrees that any records that it maintains for a Portfolio are the property of the Portfolio, and further agrees to surrender promptly to the Portfolio any of such records upon the Portfolio’s request; provided, however, that the Adviser may retain for its records copies of the records so surrendered. The Adviser further agrees to arrange for the preservation of any such records for the periods prescribed by Rule 31a-2 under the 1940 Act.

8. The Adviser shall at all times conform to, and act in accordance with, the Fund’s Articles of Incorporation, By-Laws and Registration Statement, as each may be amended from time to time, the instructions and directions of the Board, any requirements imposed by the provisions of the 1940 Act and the Investment Advisers Act of 1940, as amended (the “Advisers Act”), all applicable rules and regulations of the SEC and all other applicable federal and state laws and regulations applicable to the Fund. Consequently, the Adviser has (i) adopted a written code of ethics complying with the requirements of Rule 17j-1 under the 1940 Act and (ii) adopted and implemented written policies and procedures, as required by Rule 206(4)-7 under the Advisers Act, which are reasonably designed to prevent violations of federal securities laws by the Adviser, its employees, officers and agents.

9. The Adviser acknowledges that the Fund may disclose shareholder nonpublic personal information (“NPI”) to the Adviser solely in furtherance of fulfilling the Adviser’s contractual obligations under this Agreement in the ordinary course of business to support the Fund and its shareholders. The Advisor agrees to be bound to use and redisclose such NPI only for the limited purposes of processing and servicing transactions; for specified law enforcement and miscellaneous legally permitted purposes; and as a Fund service provider or in connection with joint marketing arrangements solely at the direction and discretion of the Fund, in accordance with the limited exceptions set forth in applicable state privacy laws and Regulation S-P. The Adviser further represents and warrants that, in accordance with applicable state privacy laws and Regulation S-P, it has implemented safeguards by adopting policies and procedures reasonably designed to insure the security and confidentiality of records and NPI of Fund shareholders; protect against any anticipated threats or hazards to the security or integrity of Fund shareholder records and NPI; and protect against unauthorized access to or use of such Fund shareholder records or NPI that could result in substantial harm or inconvenience to any Fund shareholder. The Adviser agrees to maintain the confidentiality of any NPI it receives from the Fund in connection with this Agreement or any joint marketing arrangement beyond the termination date of this Agreement.

10. This Agreement shall begin for each Portfolio as of the effective date set forth on Schedule A and shall continue in effect with respect to each Portfolio for the initial term set forth on Schedule A, unless sooner terminated as hereinafter provided, so long as this Agreement is approved for each Portfolio in the manner required by the 1940 Act and the rules and regulations thereunder. This Agreement shall continue in effect for successive periods of one year with respect to each Portfolio, unless the Adviser shall have notified a Portfolio in writing at least sixty (60) days prior to the end of the applicable term that it does not desire such continuation with respect to that Portfolio, but only so long as such continuance is specifically approved for each Portfolio at least annually in the manner required by the 1940 Act and the rules and regulations thereunder. This Agreement may be terminated at any time with respect to any Portfolio, without the payment of any penalty, by the Directors of the Fund or by a vote of a majority of the outstanding voting securities of that Portfolio on sixty (60) days’ written notice to the Adviser. This Agreement may not be assigned by the Adviser and shall automatically terminate in the event of any assignment. As used in this paragraph, the terms “assignment” and “a vote of a majority of the outstanding voting securities” shall have the respective meanings set forth in 1940 Act and the rules and regulations thereunder, subject to such exemptions as may be granted by the SEC by any rule, regulation, order or interpretive guidance.

11. In the absence of willful misfeasance, bad faith, gross negligence, or reckless disregard of the obligations or duties under this Agreement on the part of the Adviser, the Adviser shall not be liable to the Fund or to any of the Portfolios or to any shareholder for any act or omission in the course of or connected in any way with rendering services or for any losses that may be sustained in the purchase, holding, or sale of any security or other investment of a Portfolio. Notwithstanding the foregoing, federal securities laws and certain state laws impose liabilities under certain circumstances on persons who have acted in good faith, and, therefore, nothing herein shall in any way constitute a waiver or limitation of any rights which the Fund or arty shareholder of the Fund may have under any federal securities or state law.

12. With respect to a Portfolio, this Agreement may be amended only by an instrument in writing signed by the parties, with such approvals as required by applicable law.

13. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby.

14. The services of the Adviser to the Fund are not to be deemed exclusive and the Adviser shall be free to render similar services to others as long as its services to others does not in any way hinder, preclude or prevent the Adviser from performing its duties under this Agreement. In addition, nothing in this Agreement shall limit or restrict the right of any director, officer or employee of the Adviser who may also be a Director or officer of the Fund, to engage in any other business or to devote his or her time and attention in part to the management or other aspects of any other business, whether of a similar nature or a dissimilar nature.

15. This Agreement shall be construed in accordance with and governed by the internal laws of the Commonwealth of Massachusetts; provided, however, that nothing herein shall be construed in a manner inconsistent with the 1940 Act, the Advisers Act, or the rules and regulations promulgated pursuant to such respective Acts.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the date hereof.

BMO Funds, Inc.		Columbia Management Investment Advisers, LLC

By:		By:
Name: Title:	John M. Blaser President	Name: Title:	[William F. Truscott] [President]

SCHEDULE A

to the

Investment Advisory Agreement

(as of [•], 2021)

BMO Funds

Portfolio	Effective Date	Initial Term*
BMO Disciplined International Fund	[•]	[•]
BMO Mid-Cap Value Fund	[•]	[•]
BMO Small-Cap Value Fund	[•]	[•]
BMO Mid-Cap Growth Fund	[•]	[•]
BMO Dividend Income Fund	[•]	[•]
BMO Large Cap Value Fund	[•]	[•]
BMO Low Volatility Equity Fund	[•]	[•]
BMO Large Cap Growth Fund	[•]	[•]
BMO Small-Cap Growth Fund	[•]	[•]

*	After the Initial Term, the Agreement may continue in effect for successive periods of one year as provided in Section 10 of the Agreement.

SCHEDULE B

to the

Investment Advisory Agreement

For all services rendered by the Adviser pursuant to the Agreement, each Portfolio of the Fund shall pay to the Adviser and the Adviser agrees to accept as full compensation for all services rendered, an annual investment advisory fee calculated by applying the applicable annual rate to the average daily net assets of the Portfolio as set forth below.

	Annual Investment Advisory Fee as a Percentage of Each Portfolio’s Aggregate Daily Net Assets
Portfolio	on the first $1 billion	on the next $1 billion	in excess of $2 billion
BMO Large-Cap Value Fund	0.35%	0.325%	0.30%
BMO Large-Cap Growth Fund	0.35%	0.325%	0.30%
BMO Disciplined International Equity Fund	0.60%	0.575%	0.55%

	Annual Investment Advisory Fee as a Percentage of Each Portfolio’s Aggregate Daily Net Assets
Portfolio	on the first $500 million	on the next $200 million	on the next $100 million	in excess of $800 million
BMO Low Volatility Equity Fund	0.40%	0.39%	0.35%	0.30%
BMO Dividend Income Fund	0.50%	0.49%	0.45%	0.40%
BMO Mid-Cap Value Fund	0.685%	0.67%	0.57%	0.51%
BMO Mid-Cap Growth Fund	0.685%	0.67%	0.57%	0.51%
BMO Small-Cap Value Fund	0.685%	0.68%	0.62%	0.61%
BMO Small-Cap Growth Fund	0.685%	0.68%	0.62%	0.61%

The investment advisory fee shall accrue daily at the rate of 1/365th of the applicable annual rate applied to the daily net assets of the Portfolio. The investment advisory fee so accrued shall be paid to the Adviser monthly.

Effective this [•] day of [•], 2021.

BMO Funds, Inc.	Columbia Management Investment Advisers, LLC

By:	By:

Name: Title:	John M. Blaser President	Name: Title:	[William F. Truscott] [President]

Exhibit G

APPENDIX G

FORM OF PROPOSED SUBADVISORY AGREEMENT

SUBADVISORY AGREEMENT

AGREEMENT made as of the [•] day of [•], 2021 by and between BMO Asset Management Corp., an investment adviser registered under the Investment Advisers Act of 1940, as amended (the “Advisers Act”), organized under the laws of Delaware and having its principal place of business in Chicago, Illinois (the “Adviser”), and LGM Investments Limited, a corporation organized under the laws of the United Kingdom and an investment adviser registered under the Advisers Act (the “Subadviser”).

WITNESSETH

WHEREAS, BMO Funds, Inc. (the “Corporation”) is an open-end, management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”); and

WHEREAS, pursuant to authority granted the Adviser by the Corporation’s Board of Directors (the “Board” or the “Directors”) and pursuant to the provisions of the Investment Advisory Agreement dated October 6, 2011 between the Adviser and the Corporation (the “Advisory Agreement”), the Adviser has selected the Subadviser to act as a sub-investment adviser of the Corporation’s portfolio named on an Exhibit to this Agreement (the “Fund”) and to provide certain other services, as more fully set forth below, and to perform such services under the terms and conditions hereinafter set forth.

NOW, THEREFORE, in consideration of the mutual agreements herein contained, it is agreed as follows:

1.	The Subadviser’s Services.

(a)

Within the framework of the fundamental policies, investment objectives, and investment restrictions of the Fund, and subject to the supervision and review of the Adviser and oversight of the Board, the Subadviser shall have the sole and exclusive responsibility for the making of all investment decisions for that portion of the Fund’s portfolio as designated by the Adviser (the “Portfolio”), including the purchase, retention and disposition of securities, in accordance with the Fund’s investment objectives, policies and restrictions as stated in the Corporation’s Registration Statement, including the Prospectus and Statement of Additional Information (such Registration Statement, as currently in effect and as amended or supplemented from time to time, collectively called the “Prospectus”) and subject to the following understandings:

(i)

The Subadviser shall supervise the Portfolio’s investments and determine from time to time what securities will be purchased, retained, sold or loaned by the Portfolio, and what portion of the assets will be invested or held uninvested as cash.

(ii)

In performance of its duties and obligations under this Agreement, the Subadviser shall act in conformity with the Corporation’s Articles of Incorporation and By-Laws; the Fund’s Prospectus, policies and procedures; and the instructions and directions received in writing from the Adviser or the Board and will conform to and comply with the requirements of the 1940 Act, the Internal Revenue Code of 1986, as amended (including the requirements for qualification as a regulated investment company) and all other applicable federal and state laws and regulations.

(iii)

As of the date of this Agreement 100% of the Fund’s investable assets will be allocated to the Portfolio; provided, however, that the Adviser has the right at any time to reallocate the portion of the Fund’s assets allocated to the Portfolio pursuant to this Agreement if the Adviser deems such reallocation appropriate.

(b)

The Subadviser shall not be responsible for the provision of administrative, bookkeeping or accounting services to the Fund, except as otherwise provided herein or as may be necessary for the Subadviser to supply to the Adviser, the Corporation or the Board the information required to be supplied under this Agreement.

The Subadviser shall maintain separate books and detailed records of all matters pertaining to the Fund and the Portfolio (the “Fund’s Books and Records”), including without limitation a daily ledger of such assets and liabilities relating thereto and brokerage and other records of all securities transactions. The Fund’s Books and Records shall be available by overnight delivery of copies or electronic transmission without delay to the Adviser during any day that the Fund is open for business upon reasonable notice to the Subadviser.

(c)

The Subadviser shall determine the securities to be purchased or sold by the Fund in respect of the Portfolio and will place orders with or through such persons, brokers or dealers to carry out the policy with respect to brokerage as set forth in the Fund’s Prospectus. Subject to the provisions of the following paragraph, the Subadviser will take reasonable steps to assure that Portfolio transactions are effected at the best price and execution available, as such phrase is used in the Fund’s Prospectus.

In using reasonable efforts to obtain for the Fund the most favorable price and execution available, the Subadviser, bearing in mind the Fund’s best interests at all times, shall consider all factors it deems relevant, including by way of illustration, price, the size of the transaction, the nature of the market for the security, the amount of the commission, the timing of the transaction taking into account market prices and trends, the reputation, experience and financial stability of the broker or dealer involved and the quality of service rendered by the broker or dealer in other transactions. The Subadviser may allocate brokerage business to firms that provide such services or facilities and in accordance with Section 28(e) of the Securities Exchange Act of 1934, as amended, and interpretive guidance issued by the SEC thereunder, the Subadviser may cause the Fund to pay a broker or a dealer a commission in excess of the amount of commission another broker or dealer would have charged if the Subadviser determines in good faith that the commission paid was reasonable in relation to the brokerage or research services received.

Consistent with the foregoing paragraph, nothing in this agreement is intended to inhibit the Subadviser’s selection of broker-dealers used to execute trades for the Fund, including trades placed with broker-dealers who provide investment research services to the Subadviser. Such research services may include, but are not limited to, advice provided either directly or through publications or writings, including electronic publications, telephone contacts and personal meetings with security analysts, economists and corporate and industry spokespersons, and analyses and reports concerning issues, industries and securities economic factors and trends. Research so provided is in addition to and not in lieu of the services required to be performed by the Subadviser.

It is understood that the Subadviser may have advisory, management, service or other contracts with other individuals or entities, and may have other interests and businesses. When a security proposed to be purchased or sold for the Fund is also to be purchased or sold for other accounts managed by the Subadviser at the same time, the Subadviser may aggregate such orders and shall allocate such purchases or sales on a pro-rata, rotating or other equitable basis so as to avoid any one account being systematically preferred over any other account.

The Subadviser will advise the Adviser and, if instructed by the Adviser, the Fund’s custodian or sub-custodians on a prompt basis each day by electronic telecommunication of each confirmed purchase and sale of a Portfolio security specifying the name of the issuer, the full description of the security including its class, and amount or number of shares of the security purchased or sold, the market price, commission, government charges and gross or net price, trade date, settlement date and identity of the clearing broker. Under no circumstances may the Subadviser or any affiliates of the Subadviser act as a principal in a securities transaction with the Fund or any other investment company managed by the Adviser unless (i) permitted by an exemptive provision, rule or order under the 1940 Act, and (ii) upon obtaining prior approval of the securities transaction from the Adviser. Any such transactions shall be reported quarterly to the Board.

(d)

From time to time as the Adviser or the Board may reasonably request, the Subadviser shall furnish the Adviser and the Board reports of Portfolio transactions and reports on securities held in the Portfolio, all in such detail as the Adviser or the Board may reasonably request. The Subadviser will also inform the Adviser and the Board of material changes in investment strategy or tactics or in key personnel and will provide reasonable prior notice of any changes to Subadviser’s ownership.

It shall be the duty of the Subadviser to furnish to the Board such information as may reasonably be necessary in order for the Board to evaluate this Agreement or any proposed amendments hereto for the purpose of casting a vote pursuant to Section 8 or 9 hereof or in connection with the Board’s annual consideration of this Agreement under Section 15(c) of the 1940 Act.

(e)

The Subadviser shall use its good faith judgment in a manner which it reasonably believes best serves the interests of the Fund’s shareholders to vote or abstain from voting all proxies solicited by or with respect to the issuers of securities in the Portfolio, in accordance with the Subadviser’s proxy voting policies, which shall be provided, along with any amendments, to the Corporation, or such other proxy voting policy approved by the Board. The Subadviser’s obligations in the previous sentence are contingent upon its timely receipt of such proxy solicitation materials, which the Adviser shall cause to be forwarded to the Subadviser. The Subadviser further agrees that it will provide the Board, as the Board may reasonably request, with a written report of the proxies voted during the most recent 12-month period or such other period as the Board may designate, in a format that shall comply with the 1940 Act. Upon reasonable request, the Subadviser shall provide the Adviser with all proxy voting records relating to the Portfolio, including but not limited to those required by Form N-PX. Upon request of the Adviser, the Subadviser will also provide an annual certification, in a form reasonably acceptable to Adviser, attesting to the accuracy and completeness of such proxy voting records.

(f)

As reasonably requested by the Corporation on behalf of the Corporation’s officers and in accordance with the scope of the Subadviser’s obligations and responsibilities contained in this Agreement, the Subadviser shall provide reasonable assistance to the Corporation in connection with the Corporation’s compliance with the Sarbanes-Oxley Act and the rules and regulations promulgated by the SEC thereunder, and Rule 38a-1 of the 1940 Act. Such assistance shall include, but not be limited to, (i) certifying periodically, upon the reasonable request of the Corporation and to the extent accurate, that it is in compliance with all applicable “federal securities laws,” as defined in Rule 38a-1(e)(1) under the 1940 Act and Rule 206(4)-7 under the Advisers Act and to the extent that it is not in compliance with all applicable “federal securities laws,” describe such non-compliance and the timeframe in which compliance is expected to be achieved; (ii) facilitating and cooperating with third-party audits arranged by the Corporation to evaluate the effectiveness of its compliance controls;

(iii) providing the Corporation’s chief compliance officer with direct access to its compliance personnel; (iv) providing the Corporation’s chief compliance officer with periodic reports; and (v) promptly providing special reports to the Corporation’s chief compliance officer in the event of compliance issues. Further, the Subadviser is aware that: (i) the president (principal executive officer) and treasurer (principal financial officer) of the Corporation (collectively, the “Certifying Officers”) are required to certify the Corporation’s periodic reports on Form N-CSR and Form N-Q pursuant to Rule 30a-2 under the 1940 Act; and (ii) the Certifying Officers must rely upon certain matters of fact generated by the Subadviser of which they do not have firsthand knowledge. Consequently, the Subadviser has in place procedures and controls that are reasonably designed to ensure the adequacy of the services provided to the Corporation under this Agreement and the accuracy of the information prepared by it and which is included in the Corporation’s periodic reports, and shall provide certifications to the Corporation to be relied upon by the Certifying Officers in certifying the Corporation’s periodic reports on Form N-CSR and Form N-Q (and such other periodic reports that may require certification in the future), in a form reasonably satisfactory to the Corporation.

2. Allocation of Charges and Expenses. The Subadviser will bear its own expenses of providing services hereunder. Other than as specifically indicated herein, the Subadviser shall not be responsible for the Corporation’s or the Adviser’s expenses, including, without limitation the expenses of organizing the Corporation and continuing its existence; fees and expenses of Directors and officers of the Corporation; fees for investment advisory services and administrative personnel and services; expenses incurred in the distribution of its shares (“Shares”), including expenses of administrative support services, fees and expenses of preparing and printing its Registration Statements under the Securities Act of 1933, as amended, and the 1940 Act, and any amendments thereto; expenses of registering and qualifying the Corporation, the Fund and Shares of the Fund under federal and state laws and regulation; expenses of preparing, printing and distributing prospectuses (and any amendments thereto) to shareholders; interest expense; taxes, fees and commissions of every kind; expenses of issue (including costs of Share certificates), purchase, repurchase and redemption of Shares including expenses attributable to a program of periodic issue, charges and expenses of custodians, transfer agents, dividend disbursing agents, shareholder servicing agents and registrars, printing and mailing costs, auditing, accounting and legal expenses; reports to shareholders and governmental officers and commissions; expenses of meetings of the Board and shareholders and proxy solicitations therefore; insurance expenses; association membership dues and such nonrecurring items as may arise, including all losses and liabilities incurred in administrating the Corporation and the Fund. The Corporation or the Adviser, as the case may be, shall reimburse the Subadviser for any such expenses or other expenses of the Fund or the Adviser, as may be reasonably incurred by such Subadviser on behalf of the Fund or the Adviser. The Subadviser shall keep and supply to the Corporation and the Adviser adequate records of all such expenses. The Subadviser will pay expenses incurred by the Corporation or the Fund for any matters related to any transaction or event caused by the Subadviser that is deemed to result in a change of control of the Subadviser or otherwise result in the assignment of this Agreement under the 1940 Act. The Adviser shall be responsible for any travel costs it incurs in connection with on-site inspections of the Subadviser.

3. Information Supplied by the Adviser. The Adviser shall provide the Subadviser with the Corporation’s Articles of Incorporation and By-Laws, the Fund’s most current Prospectus and Statement of Additional Information and the instructions, policies and directions of the Board pertaining to the Adviser and the Fund, as in effect from time to time; and the Subadviser shall have no responsibility for actions taken in reliance on any such documents. The Adviser shall promptly furnish to the Subadviser copies of all material amendments or supplements to the foregoing documents.

4. Representations of the Subadviser. The Subadviser represents, warrants, and agrees as follows:

(a)

The Subadviser: (i) is registered as an investment adviser under the Advisers Act and will continue to be so registered for so long as this Agreement remains in effect; (ii) is not prohibited by the 1940 Act or the Advisers Act from performing the services contemplated by this Agreement; (iii) has met, and will continue to meet for so long as this Agreement remains in effect, any other applicable federal or state requirements, or the applicable requirements of any regulatory or industry self-regulatory organization, necessary to be met in order to perform the services contemplated by this Agreement; (iv) has the authority to enter into and perform the services contemplated by this Agreement; and (v) will promptly notify the Adviser of the occurrence of any event that would disqualify the Subadviser from serving as an investment adviser of an investment company pursuant to Section 9(a) of the 1940 Act or otherwise.

(b)

The Subadviser has adopted a written code of ethics complying with the requirements of Rule 17j-1 under the 1940 Act and, if it has not already done so, will provide the Adviser and the Corporation with a copy of such code of ethics. On at least an annual basis, the Subadviser will comply with the reporting requirements of Rule 17j-1, which include (i) certifying to the Adviser that the Subadviser has adopted procedures reasonably necessary to prevent its access persons from violating the Subadviser’s code of ethics, and (ii) identifying any material violations which have occurred with respect to the code of ethics. Upon reasonable notice from and the reasonable request of the Adviser, the Subadviser shall permit the Adviser, its employees and its agents to examine the reports required to be made by the Subadviser pursuant to Rule 17j-1 and all other records relevant to the Subadviser’s code of ethics.

(c)

The Subadviser has adopted and implemented written policies and procedures, as required by Rule 206(4)-7 under the Advisers Act, which are reasonably designed to prevent violations of federal securities laws by the Subadviser, its employees, officers and agents. Upon reasonable notice to and reasonable request, the

Subadviser shall provide the Adviser with access to the records relating to such policies and procedures as they relate to the Portfolio. The Subadviser will also provide, at the reasonable request of the Adviser, periodic certifications, in a form reasonably acceptable to the Adviser, attesting to such written policies and procedures.

(d)	The Subadviser has adopted written proxy voting procedures that shall comply with the requirements of the 1940 Act and the Advisers Act.

5. Subadviser’s Compensation. As compensation for the Subadviser’s services with respect to the Fund hereunder, the Adviser shall pay to the Subadviser a fee, computed daily and paid monthly in arrears, at an annual rate set forth on the Exhibit relating to the Fund. The method of determining net assets of the Portfolio for purposes hereof shall be the same as the method of determining net assets for purposes of establishing the offering and redemption price of Fund shares as described in the Fund’s Prospectus. If this Agreement shall be effective for only a portion of a month, the aforesaid fee shall be prorated for the portion of such month during which this contract is in effect.

6. Independent Contractor. In the performance of its duties hereunder, the Subadviser is and shall be an independent contractor and unless otherwise expressly provided herein or otherwise authorized in writing, shall have no authority to act for or represent the Corporation in any way or otherwise be deemed to be an agent of the Corporation or of the Adviser.

7. Sales Literature. The Adviser and Subadviser acknowledge that all sales literature for investment companies (such as the Corporation) are subject to strict regulatory oversight. The Subadviser agrees to submit any proposed sales literature for the Corporation (or any Fund) or for itself or its affiliates which mentions the Corporation (or any Fund) to the Corporation’s distributor for review and filing with the appropriate regulatory authorities prior to the public release of any such sales literature, provided, however, that nothing herein shall be construed so as to create any obligation or duty on the part of the Subadviser to produce sales literature for the Corporation (or any Fund). Further, the Adviser agrees to submit to the Subadviser any and all sales literature referencing Subadviser by name (other than in the name of the Fund) for review and approval prior to filing or public release.

8. Amendments. The terms of this Agreement may be changed only by an instrument in writing signed by the parties, with such approvals as required by applicable law.

9. Duration and Termination.

(a)

Duration. This Agreement shall become effective with respect to the Fund after it has been approved in accordance with the requirements of the 1940 Act and the Exhibit relating to the Fund has been executed by the Adviser and Subadviser, and shall continue in effect for the initial term set forth on the Exhibit and thereafter for successive periods of one year, subject in both cases to the provisions for termination and all of the other terms and conditions hereof and provided in the latter case that such continuation is specifically approved at least annually by (i) the affirmative vote of a majority of the Directors voting in person, including a majority of the Directors who are not interested persons of the Corporation, the Adviser or the Subadviser, at a meeting called for that purpose, or (ii) the affirmative vote of a majority of the outstanding voting securities of the Fund.

(b)

Termination. Notwithstanding anything to the contrary provided herein, this Agreement may be terminated at any time, without payment of any penalty, by the affirmative vote of a majority of the Directors, or by the affirmative vote of a majority of the outstanding voting securities of the Fund or by the Adviser, in each case upon not more than 60 nor less than 30 calendar days’ written notice to the Subadviser. The Subadviser may terminate this Agreement at any time, without payment of any penalty, upon not less than 60 calendar days’ written notice to the Adviser. This Agreement shall also terminate automatically in the event of its assignment by either party (as defined under the 1940 Act) and upon the termination of the Advisory Agreement.

In the event of termination of this Agreement for any reason, the Subadviser shall, immediately upon notice of termination or on such later date as may be specified in such notice, cease all activity on behalf of the Fund and with respect to any of its assets, except as expressly directed by the Adviser. In addition, the Subadviser shall deliver the Fund’s Books and Records to the Adviser by such means and in accordance with such schedule as the Adviser shall direct and shall otherwise cooperate, as reasonably directed by the Adviser, in the transition of portfolio assets management to any successors of the Subadviser, including the Adviser. The Subadviser may retain copies of any record required to meet any record retention obligation imposed by law or regulation.

10. Certain Definitions. For the purposes of this Agreement:

(a)

“Affirmative vote of a majority of the outstanding voting securities of the Fund” means the affirmative vote, at an annual or special meeting of shareholders of the Fund, duly called and held, of (i) 67% or more of the shares of the Fund present (in person or by proxy) and entitled to vote at such meeting, if the holders of more than 50% of the outstanding shares of the Fund entitled to vote at such meeting are present (in person or by proxy), or (ii) more than 50% of the outstanding shares of the Fund entitled to vote at such meeting, whichever is less.

(b)

“Interested persons” and “Assignment” shall have their respective meanings as set forth in the 1940 Act, subject, however, to such exemptions as may be granted by the Securities and Exchange Commission under said Act.

11. Standard of Care, Liability and Indemnification.

(a)

The Subadviser shall exercise its best judgment in rendering the services provided by it under this Agreement. In the absence of willful misfeasance, bad faith or gross negligence on the part of the Subadviser, or of reckless disregard of its obligations and duties hereunder, the Subadviser shall not be subject to any liability to the Adviser or the Corporation, to any shareholder of the Fund, or to any person, firm or organization, for any act or omission in the course of, or connected with the rendering of services by Subadviser. Notwithstanding the foregoing, federal securities laws and certain state laws impose liabilities under certain circumstances on persons who have acted in good faith, and, therefore, nothing herein shall in any way constitute a waiver or limitation of any rights which the Fund or any shareholder of the Fund may have under any federal securities or state law.

(b)

The Subadviser shall indemnify and hold the Adviser harmless from and against any and all losses, damages, costs, charges, counsel fees, payments, expenses and liabilities arising out of or attributable to any action or failure or omission to act by the Subadviser as a result of the Subadviser’s willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations and duties hereunder.

(c)

The Adviser shall indemnify and hold the Subadviser harmless from and against any and all losses, damages, costs, charges, counsel fees, payments, expenses and liabilities arising out of or attributable to any action or failure or omission to act by the Adviser as a result of the Adviser’s willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations and duties hereunder.

12. Confidentiality. The Adviser and the Subadviser acknowledge that the Fund may disclose shareholder nonpublic personal information (“NPI”) to the Subadviser solely in furtherance of fulfilling the Subadviser’s contractual obligations under this Agreement in the ordinary course of business to support the Fund and its shareholders. The Subadviser agrees to be bound to use and redisclose such NPI only for the limited purposes of processing and servicing transactions; for specified law enforcement and miscellaneous legally permitted purposes; and as a Fund service provider or in connection with joint marketing arrangements solely at the direction and discretion of the Fund, in accordance with the limited exceptions set forth in applicable state privacy laws and Regulation S-P. The Subadviser further represents and warrants that, in accordance with applicable state privacy laws and Regulation S-P, it has implemented safeguards by adopting policies and procedures reasonably designed to insure the security and confidentiality of records and NPI of Fund shareholders; protect against any anticipated threats or hazards to the security or integrity of Fund shareholder records and NPI; and protect against unauthorized access to or use of such Fund shareholder records or NPI that could result in substantial harm or inconvenience to any Fund shareholder. The Subadviser agrees to maintain the confidentiality of any NPI it receives from the Fund in connection with this Agreement or any joint marketing arrangement beyond the termination date of this Agreement.

13. Jurisdiction. This Agreement shall be governed by and construed to be consistent with the Advisory Agreement and in accordance with substantive laws of the State of Wisconsin without giving regard to the conflict of law principles thereof and in accordance with the 1940 Act. In the case of any conflict between state law and the 1940 Act, the 1940 Act shall control.

14. Counterparts. This Agreement may be executed simultaneously in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the date hereof.

BMO ASSET MANAGEMENT CORP.	LGM INVESTMENTS LIMITED

By:	By:

Name:	Name:
Title:	Title:

Exhibit A

Fund Name	Subadvisory Fee	Initial Term
BMO Disciplined International Fund	Forty percent (40%) of the gross advisory fee received by Adviser from the Fund	[•]

BMO ASSET MANAGEMENT CORP.	LGM INVESTMENTS LIMITED

By:	By:

Name:	Name:
Title:	Title:

EXHIBIT H

FEE RATES PAYABLE UNDER THE CURRENT AND PROPOSED ADVISORY AGREEMENTS

The following table shows BMO Mid-Cap Growth Fund’s contractual advisory fee rate payable to BMO AM under the Current Advisory Agreement and the contractual advisory fee rate that would be payable to Columbia under the Proposed Advisory Agreement. The advisory fee rate payable to BMO AM under the Current Advisory Agreement is identical to the fee rate that would be payable to Columbia under the Proposed Advisory Agreement.

Fund	Current Advisory Fee Rate	Proposed Advisory Fee Rate
BMO Mid-Cap Growth Fund	Up to $500 million: 0.685% Greater than $500 million up to $700 million: 0.67% Greater than $700 million up to $800 million: 0.57% Greater than $800 million: 0.51%	Up to $500 million: 0.685% Greater than $500 million up to $700 million: 0.67% Greater than $700 million up to $800 million: 0.57% Greater than $800 million: 0.51%

FEE RATES PAYABLE UNDER THE CURRENT AND PROPOSED SUBADVISORY AGREEMENTS

The following table shows BMO LGM Emerging Markets Equity Fund’s contractual subadvisory fee rate payable by BMO AM to LGM Investments under the Current Subadvisory Agreement and the contractual subadvisory fee rate payable by BMO AM to LGM Investments under the Proposed Subadvisory Agreement. The fee rate payable to LGM Investments under the Current Subadvisory Agreement is identical to the fee rate that would be payable under the corresponding Proposed Subadvisory Agreement.

Fund	Subadviser	Current Subadvisory Fee Rate	Proposed Subadvisory Fee Rate
BMO LGM Emerging Markets Equity Fund	LGM Investments Limited	Forty percent (40%) of the gross advisory fee received by BMO AM from the BMO LGM Emerging Markets Equity Fund	Forty percent (40%) of the gross advisory fee received by BMO AM from the BMO LGM Emerging Markets Equity Fund

H-1

EXHIBIT I

AMOUNTS PAID BY EACH FUND TO BMO AM AND AFFILIATES

The following table indicates amounts paid by each Fund to BMO AM or an affiliate of BMO AM and fees reimbursed or waived by BMO AM during the Fund’s last fiscal year:

Fund	Management Fees ($)	Fees Reimbursed or Waived by BMO AM ($)	Distribution and/or Service Fee ($)	Shareholder Servicing Fees ($)	Transfer Agent Fees ($)	Fiscal Year Ended
BMO Mid-Cap Growth Fund	$652,553	$93,065	$33,443	—	$68,635	August 31, 2020

AMOUNTS PAID BY BMO AM TO LGM INVESTMENTS AND AFFILIATES

Fund	Fees Paid($)
BMO LGM Emerging Markets Equity Fund	$973,661

I-1

[FORM OF PROXY CARD]

BMO FUNDS, INC.

JOINT SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD ON NOVEMBER 8, 2021

THIS PROXY IS BEING SOLICITED BY THE BOARD OF DIRECTORS. The undersigned shareholder of the Fund(s) hereby acknowledges receipt of the Notice of Joint Special Meeting of Shareholders and Joint Proxy Statement for the Joint Special Meeting of Shareholders (including any postponements or adjournments thereof, the “Meeting”) to be held at 790 North Water Street, Suite 1100, Milwaukee, Wisconsin 53202, on November 8, 2021, at 9:00. a.m. Central time, and, revoking any previous proxies, hereby appoints [            ] (the “Proxies”) (or any of them) as proxies for the undersigned, with full power of substitution in each of them, to attend the Meeting and to cast on behalf of the undersigned all the votes the undersigned is entitled to cast at the Meeting and otherwise represent the undersigned at the Meeting with all the powers possessed by the undersigned as if personally present at the Meeting.

YOUR VOTE IS IMPORTANT. Whether or not you plan to join us at the Meeting, please mark, sign, date and return this proxy card as soon as possible.

VOTE VIA THE INTERNET: www.proxy-direct.com
VOTE BY TELEPHONE: 1-800-[●]

[●]

FUNDS

BMO LGM Emerging Markets Equity Fund

BMO Mid-Cap Growth Fund

BMO Core Plus Bond Fund

BMO Corporate Income Fund

BMO Intermediate Tax-Free Fund

BMO Strategic Income Fund

VOTING OPTIONS

Read your Joint Proxy Statement and have it at hand when voting.

THE BOARD OF THE FUND RECOMMENDS A VOTE FOR THE PROPOSALS LISTED BELOW. THIS PROXY CARD, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED BELOW AND, ABSENT DIRECTION, WILL BE VOTED FOR THE PROPOSALS LISTED BELOW. THE PROXIES ARE ALSO AUTHORIZED TO VOTE UPON ANY OTHER BUSINESS THAT MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENTS OR POSTPONEMENTS THEREOF, INCLUDING ANY ADJOURNMENT(S) NECESSARY TO OBTAIN QUORUMS AND/OR APPROVALS.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS SHOWN IN THIS EXAMPLE:

A	Proposals

1.	To approve an Agreement and Plan of Reorganization between BMO LGM Emerging Markets Equity Fund and Columbia Emerging Markets Fund

	FOR	AGAINST	ABSTAIN
BMO LGM Emerging Markets Equity Fund	☐	☐	☐

2.	To approve an Agreement and Plan of Reorganization between BMO Mid-Cap Growth Fund and Columbia Mid Cap Growth Fund

	FOR	AGAINST	ABSTAIN
BMO Mid-Cap Growth Fund	☐	☐	☐

3.	To approve an Agreement and Plan of Reorganization between BMO Core Plus Bond Fund and Columbia Total Return Bond Fund

	FOR	AGAINST	ABSTAIN
BMO Core Plus Bond Fund	☐	☐	☐

4.	To approve an Agreement and Plan of Reorganization between BMO Corporate Income Fund and Columbia Corporate Income Fund

	FOR	AGAINST	ABSTAIN
BMO Corporate Income Fund	☐	☐	☐

5.	To approve an Agreement and Plan of Reorganization between BMO Intermediate Tax-Free Fund and Columbia Intermediate Municipal Bond Fund

	FOR	AGAINST	ABSTAIN
BMO Intermediate Tax-Free Fund	☐	☐	☐

6.	To approve an Agreement and Plan of Reorganization between BMO Strategic Income Fund and Columbia Strategic Income Fund

	FOR	AGAINST	ABSTAIN
BMO Strategic Income Fund	☐	☐	☐

7.	To approve an Investment Advisory Agreement between BMO Mid-Cap Growth Fund and Columbia Management Investment Advisers, LLC

	FOR	AGAINST	ABSTAIN
BMO Mid-Cap Growth Fund	☐	☐	☐

8.	To approve a Subadvisory Agreement between BMO LGM Emerging Markets Equity Fund and LGM Investments Limited

	FOR	AGAINST	ABSTAIN
BMO LGM Emerging Markets Equity Fund	☐	☐	☐

To transact such other business as may properly come before the Meeting.

Important Notice Regarding the Availability of Proxy Materials for the

Joint Special Meeting of Shareholders on November 8, 2021

The Joint Proxy Statement for this meeting is available at:

https://www.proxy-direct.com/[•]

B	Authorized Signatures — This section must be completed for your vote to be counted.— Sign and Date Below
Note:	Please sign exactly as your name(s) appear(s) on this proxy card, and date it. When shares are held jointly, each holder should sign. When signing as attorney, executor, administrator, trustee, guardian, officer of corporation or other entity or in another representative capacity, please give the full title under the signature.

Date (mm/dd/yyyy) — Please print date below	Signature 1 — Please keep signature within the box	Signature 2 — Please keep signature within the box
/ /

Scanner bar code
xxxxxxxxxxxxxx	[●]	M xxxxxxxx

The information contained in this Statement of Additional Information is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This Statement of Additional Information is not an offer to sell these securities, and it is not a solicitation of an offer to buy these securities, in any jurisdiction where the offer or sale is not permitted.

SUBJECT TO COMPLETION,

DATED AUGUST 18, 2021

STATEMENT OF ADDITIONAL INFORMATION

[●], 2021

This Statement of Additional Information (the “SAI”) relates to the following proposed reorganizations (each a “Reorganization” and together the “Reorganizations”):

1.

Reorganization of BMO LGM Emerging Markets Equity Fund (a “Target Fund”), a series of BMO Funds, Inc. (the “Target Company”) into Columbia Emerging Markets Fund (an “Acquiring Fund”), a series of Columbia Funds Series Trust I (“CFST I” or the “Acquiring Company”).

2.	Reorganization of BMO Mid-Cap Growth Fund (a “Target Fund”), a series of the Target Company into Columbia Mid Cap Growth Fund (an “Acquiring Fund”), a series of CFST I.

3.	Reorganization of BMO Core Plus Bond Fund (a “Target Fund”), a series of the Target Company into Columbia Total Return Bond Fund (an “Acquiring Fund”), a series of CFST I.

4.	Reorganization of BMO Corporate Income Fund (a “Target Fund”), a series of the Target Company into Columbia Corporate Income Fund (an “Acquiring Fund”), a series of CFST I.

5.	Reorganization of BMO Intermediate Tax-Free Fund (a “Target Fund”), a series of the Target Company into Columbia Intermediate Municipal Bond Fund (an “Acquiring Fund”), a series of CFST I.

6.	Reorganization of BMO Strategic Income Fund (a “Target Fund”), a series of the Target Company into Columbia Strategic Income Fund (an “Acquiring Fund”), a series of CFST I.

This SAI contains information which may be of interest to shareholders of the Target Funds but which is not included in the Combined Proxy Statement/Prospectus dated [●], 2021 (the “Combined Proxy Statement/Prospectus”) which relates to the Reorganizations. This SAI is not a prospectus and should be read in conjunction with the Combined Proxy Statement/Prospectus. As described in the Combined Proxy Statement/Prospectus, the Reorganizations would involve the transfer of all the assets of each Target Fund to the corresponding Acquiring Fund in exchange for shares of a corresponding class of shares of the Acquiring Fund and the assumption by the Acquiring Fund of all liabilities and obligations of the Target Fund reflected in the Fund’s Statement of Assets and Liabilities prepared in accordance with generally accepted accounting principles and any director indemnification obligation of the Target Fund, in each case as described in the Agreement and Plan of Reorganization. Each Target Fund would distribute pro rata the Acquiring Fund shares of each class to the Target Fund’s shareholders of the corresponding class of shares in complete liquidation of the Target Fund. The Combined Proxy Statement/Prospectus has been filed with the Securities and Exchange Commission and is available upon request and without charge at columbiathreadneedleus.com, by calling toll-free 800.345.6611, or by writing (regular mail) to Columbia Management Investment Services Corp., P.O. Box 219104, Kansas City, Missouri 64121-9104 or (express mail) Columbia Management Investment Services Corp., c/o DST Asset Manager Solutions, Inc., 430 W. 7th Street, Suite 219104, Kansas City, Missouri 64105-1407.

ADDITIONAL INFORMATION ABOUT EACH ACQUIRING FUND

The following documents have been filed with the Securities and Exchange Commission (the “SEC”) and are incorporated into this SAI by reference:

Columbia Emerging Markets Fund (SEC File nos. 002-99356 and 811-04367)

•	the Statement of Additional Information of Columbia Emerging Markets Fund, dated August 1, 2021, as supplemented to date;

•	the audited financial statements included in the Annual Report to Shareholders of Columbia Emerging Markets Fund for the fiscal year ended August 31, 2020;

Columbia Mid Cap Growth Fund (SEC File nos. 002-99356 and 811-04367)

•	the Statement of Additional Information of Columbia Mid Cap Growth Fund, dated August 1, 2021, as supplemented to date;

•	the audited financial statements included in the Annual Report to Shareholders of Columbia Mid Cap Growth Fund for the fiscal year ended August 31, 2020;

Columbia Total Return Bond Fund (SEC File nos. 002-99356 and 811-04367)

•	the Statement of Additional Information of Columbia Total Return Bond Fund, dated August 1, 2021, as supplemented to date;

•	the audited financial statements included in the Annual Report to Shareholders of Columbia Total Return Bond Fund for the fiscal year ended April 30, 2021;

Columbia Corporate Income Fund (SEC File nos. 002-99356 and 811-04367)

•	the Statement of Additional Information of Columbia Corporate Income Fund, dated August 1, 2021, as supplemented to date;

•	the audited financial statements included in the Annual Report to Shareholders of Columbia Corporate Income Fund for the fiscal year ended April 30, 2021;

Columbia Intermediate Municipal Bond Fund (SEC File nos. 002-99356 and 811-04367)

•	the Statement of Additional Information of Columbia Intermediate Municipal Bond Fund, dated August 1, 2021, as supplemented to date;

•	the audited financial statements included in the Annual Report to Shareholders of Columbia Intermediate Municipal Bond Fund for the fiscal year ended October 31, 2020; and

Columbia Strategic Income Fund (SEC File nos. 002-99356 and 811-04367)

•	the Statement of Additional Information of Columbia Strategic Income Fund, dated August 1, 2021, as supplemented to date;

•	the audited financial statements included in the Annual Report to Shareholders of Columbia Strategic Income Fund for the fiscal year ended August 31, 2020.

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INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The board of trustees of the Acquiring Company (the “Columbia Funds Board”), including the trustees who are not “interested persons,” as defined in the Investment Company Act of 1940, of the Columbia Funds Board, has selected PricewaterhouseCoopers LLP (“PwC”), located at 45 South Seventh Street, Suite 3400, Minneapolis, Minnesota 55402, to act as the independent registered public accounting firm for each Acquiring Fund, providing audit and tax return review services and assistance and consultation in connection with the review of various SEC filings.

The audited financial statements for each Acquiring Fund included in their respective Annual Reports to Shareholders and incorporated by reference into this SAI have been so included and incorporated in reliance upon the reports of PwC, given their authority as experts in auditing and accounting. The audited financial statements for each Target Fund incorporated by reference into the Combined Proxy Statement/Prospectus have been so included and incorporated in reliance upon the reports of KPMG LLP, given their authority as experts in auditing and accounting.

SUPPLEMENTAL FINANCIAL INFORMATION

A table showing the fees of each Target Fund and the respective Acquiring Fund, and the fees and expenses of the Acquiring Fund on a pro forma basis after giving effect to the applicable Reorganization, is included in the “Section A—Proposals 1—6: Reorganization Proposals—Summary—Fees and Expenses” section of the Combined Proxy Statement/Prospectus.

Each Reorganization will not result in a material change to the applicable Target Fund’s investment portfolio due to the investment restrictions of its Acquiring Fund. As a result, schedules of investments of the Target Funds modified to show the effects of the Reorganizations are not required and are not included. Notwithstanding the foregoing, changes may be made to a Target Fund’s portfolio in advance of its Reorganization as described in the Combined Proxy Statement/Prospectus.

Each Acquiring Fund will be the accounting survivor of the Reorganization of its applicable Target Fund. There are no material differences in accounting policies of the Acquiring Funds as compared to those of the Target Funds.

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COLUMBIA FUNDS SERIES TRUST I

PART C

OTHER INFORMATION

PART C. OTHER INFORMATION

Item 15. — Indemnification

Article Five of the Bylaws of Registrant provides that Registrant shall indemnify each of its trustees and officers (including persons who serve at Registrant’s request as directors, officers or trustees of another organization in which Registrant has any interest as a shareholder, creditor or otherwise) who are not employees or officers of any investment adviser to Registrant or any affiliated person thereof and its chief compliance officer, regardless of whether such person is an employee or officer of any investment adviser to Registrant or any affiliated person thereof, and may indemnify each of its trustees and officers (including persons who serve at Registrant’s request as directors, officers or trustees of another organization in which Registrant has any interest as a shareholder, creditor or otherwise) (i.e., those who are employees or officers of any investment adviser to Registrant or any affiliated person thereof) (Covered Persons) under specified circumstances, all as more fully set forth in the Registrant’s Bylaws, which have been filed as an exhibit to this registration statement.

Section 17(h) of the Investment Company Act of 1940 (1940 Act) provides that no instrument pursuant to which Registrant is organized or administered shall contain any provision which protects or purports to protect any trustee or officer of Registrant against any liability to Registrant or its shareholders to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his or her office. In accordance with Section 17(h) of the 1940 Act, no Covered Person is indemnified under the Bylaws against any liability to Registrant or its shareholders by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of the Covered Person’s office.

Pursuant to the Distribution Agreement, Columbia Management Investment Distributors, Inc. agrees to indemnify the Registrant, its officers and trustees against claims, demands, liabilities and expenses under specified circumstances, all as more fully set forth in the Registrant’s Distribution Agreement, which has been filed as an exhibit to the registration statement. The Registrant may be party to other contracts that include indemnification provisions for the benefit of the Registrant’s trustees and officers.

The trustees and officers of the Registrant and the personnel of the Registrant’s investment adviser and principal underwriter are insured under an errors and omissions liability insurance policy. Registrant’s investment adviser, Columbia Management Investment Advisers, LLC, maintains investment advisory professional liability insurance to insure it, for the benefit of Registrant and its non-interested trustees, against loss arising out of any effort, omission, or breach of any duty owed to Registrant or any series of Registrant by Columbia Management Investment Advisers, LLC.

Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to trustees, officers and controlling persons of the Registrant by the Registrant pursuant to the Registrant’s organizational instruments or otherwise, the Registrant is aware that in the opinion of the Securities and Exchange Commission (SEC), such indemnification is against public policy as expressed in the Securities Act of 1933 and, therefore, is unenforceable.

Item 16.	Exhibits

(1)	(a)(i) Second Amended and Restated Agreement and Declaration of Trust, dated August 10, 2005, is incorporated by reference to Post-Effective Amendment No. 40 to Registration Statement No. 2-99356 of the Registrant on Form N-1A (Exhibit (a)(1)), filed on September 16, 2005.

(1)	(a)(ii) Amendment No. 1 to Second Amended and Restated Agreement and Declaration of Trust, effective September 19, 2005, is incorporated by reference to Post-Effective Amendment No. 40 to Registration Statement No. 2-99356 of the Registrant on Form N-1A (Exhibit (a)(2)), filed on September 16, 2005.

(1)	(a)(iii) Amendment No. 2 to Second Amended and Restated Agreement and Declaration of Trust, effective December 13, 2017, is incorporated by reference to Post-Effective Amendment No. 313 to Registration Statement No. 2-99356 of the Registrant on Form N-1A (Exhibit (a)(3)), filed on January 16, 2018.

(1)	(a)(iv) Amendment No. 3 to Second Amended and Restated Agreement and Declaration of Trust, effective March 7, 2018, is incorporated by reference to Post-Effective Amendment No. 318 to Registration Statement No. 2-99356 of the Registrant on Form N-1A (Exhibit (a)(4)), filed on March 29, 2018.

(1)	(a)(v) Amendment No. 4 to Second Amended and Restated Agreement and Declaration of Trust, effective December 13, 2018, is incorporated by reference to Post-Effective Amendment No. 342 to Registration Statement No. 2-99356 of the Registrant on Form N-1A (Exhibit (a)(5)), filed on December 21, 2018.

(1)	(a)(vi) Amendment No. 5 to Second Amended and Restated Agreement and Declaration of Trust, effective June 12, 2019, is incorporated by reference to Post-Effective Amendment No. 351 to Registration Statement No. 2-99356 of the Registrant on Form N-1A (Exhibit (a)(6)), filed on June 21, 2019.

(1)	(a)(vii) Amendment No. 6 to Second Amended and Restated Agreement and Declaration of Trust, effective December 11, 2019, is incorporated by reference to Post-Effective Amendment No. 369 to Registration Statement No. 2-99356 of the Registrant on Form N-1A (Exhibit (a)(7)), filed on December 20, 2019.

(1)	(a)(viii) Amendment No. 7 to Second Amended and Restated Agreement and Declaration of Trust, effective October 9, 2020, is incorporated by reference to Post-Effective Amendment No. 383 to Registration Statement No. 2-99356 of the Registrant on Form N-1A (Exhibit (a)(8)), filed on December 23, 2020.

(1)	(a)(ix) Amendment No. 8 to Second Amended and Restated Agreement and Declaration of Trust, effective July 19, 2021, is incorporated by reference to Post-Effective Amendment No. 386 to Registration Statement No. 2-99356 of the Registrant on Form N-1A (Exhibit (a)(9)), filed on July 28, 2021.

(2)	By-Laws as amended November 2020, are incorporated by reference to Post-Effective Amendment No. 383 to Registration Statement No. 2-99356 of the Registrant on Form N-1A (Exhibit (b)), filed on December 23, 2020.

(3)	Not applicable.

(4)	Agreement and Plan of Reorganization is filed electronically herewith.

(5)	Articles III and V of the Registrant’s Second Amended and Restated Declaration of Trust dated August 10, 2005 define the rights of holders of securities being registered.

(6)	(a)(i) Amended and Restated Management Agreement, as of April 25, 2016, between Columbia Management Investment Advisers, LLC, Columbia Funds Variable Insurance Trust and the Registrant, is incorporated by reference to Post-Effective Amendment No. 257 to Registration Statement No. 2-99356 of the Registrant on Form N-1A (Exhibit (d)(1)), filed on April 27, 2016.

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(6)	(a)(ii) Schedule A and Schedule B, effective June 15, 2021, to the Management Agreement (amended and restated), dated April 25, 2016, between Columbia Management Investment Advisers, LLC, the Registrant, and Columbia Funds Variable Insurance Trust, are incorporated by reference to Post-Effective Amendment No. 386 to Registration Statement No. 2-99356 of the Registrant on Form N-1A (Exhibit (d)(1)(i)), filed on July 28, 2021.

(6)	(b)(i) Amended and Restated Management Agreement, as of October 25, 2016, between Columbia Management Investment Advisers, LLC, Columbia Funds Variable Insurance Trust and the Registrant, effective June 16, 2015, is incorporated by reference to Post-Effective Amendment No. 68 to Registration Statement No. 033-14954 of Columbia Funds Variable Insurance Trust on Form N-1A (Exhibit (d)(2)), filed on October 31, 2016.

(6)	(b)(ii) Schedule A and Schedule B, as of August 7, 2019, to the Management Agreement between Columbia Management Investment Advisers, LLC, Columbia Funds Variable Insurance Trust and the Registrant, as of October 25, 2016, are incorporated by reference to Post-Effective Amendment No. 357 to Registration Statement No. 2-99356 of the Registrant on Form N-1A (Exhibit (d)(2)(i)), filed on September 3, 2019.

(7)	(a)(i) Distribution Agreement by and between the Registrant, Columbia Funds Series Trust, Columbia Funds Series Trust II and Columbia Management Investment Distributors, Inc., dated June 15, 2021, is incorporated by reference to Post-Effective Amendment No. 386 to Registration Statement No. 2-99356 of the Registrant on Form N-1A (Exhibit (e)(1)), filed on July 28, 2021.

(7)	(a)(ii) Schedule I, effective June 15, 2021, and Schedule II to Distribution Agreement by and between the Registrant, Columbia Funds Series Trust, Columbia Funds Series Trust II and Columbia Management Investment Distributors, Inc., dated June 15, 2021, is incorporated by reference to Post-Effective Amendment No. 386 to Registration Statement No. 2-99356 of the Registrant on Form N-1A (Exhibit (e)(1)(i)), filed on July 28, 2021.

(7)	(b) Form of Mutual Fund Sales Agreement is incorporated by reference to Post-Effective Amendment No. 196 to Registration Statement No. 333-131683 of Columbia Funds Series Trust II on Form N-1A (Exhibit (e)(2)) filed on June 27, 2019.

(8)	Deferred Compensation Plan adopted as of December 31, 2020, is incorporated by reference to Post-Effective Amendment No. 384 to Registration Statement No. 2-99356 of the Registrant on Form N-1A (Exhibit (f)), filed on February 25, 2021.

(9)	(a)(i) Second Amended and Restated Master Global Custody Agreement between certain Funds and JP Morgan Chase Bank, N.A., dated March 7, 2011, is incorporated by reference to Post-Effective Amendment No. 124 to Registration Statement No. 2-99356 of the Registrant on Form N-1A (Exhibit (g)(2)), filed on April 29, 2011.

(9)	(a)(ii) Addendum to Master Global Custody Agreement (related to Multi-Manager Alternative Strategies Fund, Multi-Manager Total Return Bond Strategies Fund, Multi-Manager Small Cap Equity Strategies Fund and Multi-Manager Growth Strategies Fund), dated March 9, 2012 and Addendum to Master Global Custody Agreement (related to Columbia Adaptive Risk Allocation Fund), dated June 11, 2012, are incorporated by reference to Post-Effective Amendment No. 196 to Registration Statement No. 2-99356 of the Registrant on Form N-1A (Exhibit (g)(2)), filed on May 30, 2014.

(9)	(a)(iii) Addendum to Master Global Custody Agreement (related to Columbia Multi Strategy Alternatives Fund), dated January 15, 2015, is incorporated by reference to Post-Effective Amendment No. 221 to Registration Statement No. 2-99356 of the Registrant on Form N-1A (Exhibit (g)(3)), filed on February 27, 2015.

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(9)	(a)(iv) Addendum to Master Global Custody Agreement (related to Columbia Multi-Asset Income Fund and Columbia U.S. Social Bond Fund), dated March 18, 2015, is incorporated by reference to Post-Effective Amendment No. 223 to Registration Statement No. 2-99356 of the Registrant on Form N-1A (Exhibit (g)(4)), filed on March 24, 2015.

(9)	(a)(v) Side letter (related to the China Connect Service on behalf of Columbia Emerging Markets Fund, Columbia Greater China Fund and Columbia Pacific/Asia Fund), dated March 6, 2018, to the Second Amended and Restated Master Global Custody Agreement with JP Morgan Chase Bank, N.A., dated March 7, 2011, is incorporated by reference to Post-Effective Amendment No. 318 to Registration Statement No. 2-99356 of the Registrant on Form N-1A (Exhibit (g)(5)), filed on March 29, 2018.

(9)	(a)(vi) Addendum to Master Global Custody Agreement (related to Multi-Manager Directional Alternative Strategies Fund), is incorporated by reference to Post-Effective Amendment No. 276 to Registration Statement No. 2-99356 of the Registrant on Form N-1A (Exhibit (g)(6)), filed on September 30, 2016.

(9)	(a)(vii) Addendum to Master Global Custody Agreement (related to Columbia Adaptive Retirement 2020 Fund, Columbia Adaptive Retirement 2030 Fund, Columbia Adaptive Retirement 2040 Fund, Columbia Adaptive Retirement 2050 Fund, Columbia Adaptive Retirement 2060 Fund, Columbia Solutions Aggressive Portfolio and Columbia Solutions Conservative Portfolio) is incorporated by reference to Post-Effective Amendment No. 308 to Registration Statement No. 2-99356 of the Registrant on Form N-1A (Exhibit (g)(7)), filed on October 20, 2017.

(9)	(a)(viii) Addendum to Master Global Custody Agreement (related to Columbia Adaptive Retirement 2025 Fund, Columbia Adaptive Retirement 2035 Fund, Columbia Adaptive Retirement 2045 Fund and Columbia Adaptive Retirement 2055 Fund) is incorporated by reference to Post-Effective Amendment No. 318 to Registration Statement No. 2-99356 of the Registrant on Form N-1A (Exhibit (g)(8)), filed on March 29, 2018.

(9)	(a)(ix) Addendum to Master Global Custody Agreement (related to Multi-Manager International Equity Strategies Fund) is incorporated by reference to Post-Effective Amendment No. 324 to Registration Statement No. 2-99356 of the Registrant on Form N-1A (Exhibit (g)(9)), filed on May 4, 2018.

(9)	(a)(x) Addendum to Master Global Custody Agreement (related to Overseas SMA Completion Portfolio) is incorporated by reference to Post-Effective Amendment No. 357 to Registration Statement No. 2-99356 of the Registrant on Form N-1A (Exhibit (g)(10)), filed on September 3, 2019.

(9)	(a)(xi) Addendum to Master Global Custody Agreement (related to Multisector Bond SMA Completion Portfolio), is incorporated by reference to Post-Effective Amendment No. 364 to Registration Statement No. 2-99356 of the Registrant on Form N-1A (Exhibit (g)(11)), filed on October 25, 2019.

(9)	(a)(xii) Addendum, effective April 1, 2016, to the Second Amended and Restated Master Global Custody Agreement with JP Morgan Chase Bank, N.A., dated March 7, 2011, is incorporated by reference to Post-Effective Amendment No. 297 to Registration Statement No. 2-99356 of the Registrant on Form N-1A (Exhibit (g)(7)), filed on May 30, 2017.

(10)	(a)(i) Amended and Restated Distribution Plan, as of June 15, 2021, is incorporated by reference to Post-Effective Amendment No. 386 to Registration Statement No. 2-99356 of the Registrant on Form N-1A (Exhibit (m)(1)), filed on July 28, 2021.

(10)	(a)(ii) Amended and Restated Shareholder Servicing Plan, as of June 15, 2021, for certain Fund share classes of the Registrant, is incorporated by reference to Post-Effective Amendment No. 386 to Registration Statement No. 2-99356 of the Registrant on Form N-1A (Exhibit (m)(2)), filed on July 28, 2021.

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(10)	(a)(iii) Amended and Restated Shareholder Services Plan, as of July 10, 2020, for Registrant’s Class V (formerly known as Class T), is incorporated by reference to Post-Effective Amendment No. 376 to Registration Statement No. 2-99356 of the Registrant on Form N-1A (Exhibit (m)(3)), filed on July 28, 2020.

(10)	(b)(i) Shareholder Servicing Plan Implementation Agreement, amended and restated as of June 14, 2017, for Registrant’s Class V (formerly known as Class T) shares between the Registrant and Columbia Management Investment Distributors, Inc., is incorporated by reference to Post-Effective Amendment No. 299 to Registration Statement No. 2-99356 of the Registrant on Form N-1A (Exhibit (m)(4)), filed on July 28, 2017.

(10)	(b)(ii) Restated Schedule I, effective June 15, 2021, to Shareholder Servicing Plan Implementation Agreement for Registrant’s Class V (formerly known as Class T) shares between the Registrant and Columbia Management Investment Distributors, Inc, is incorporated by reference to Post-Effective Amendment No. 386 to Registration Statement No. 2-99356 of the Registrant on Form N-1A (Exhibit (m)(4)(i)), filed on July 28, 2021.

(10)	(c)(i) Shareholder Servicing Plan Implementation Agreement between Registrant and Columbia Management Investment Distributors, Inc., is incorporated by reference to Post-Effective Amendment No. 82 to Registration Statement No. 333-89661 of Columbia Funds Series Trust on Form N-1A (Exhibit (m)(4)), filed on May 28, 2010.

(10)	(c)(ii) Restated Schedule I, dated June 15, 2021, to Shareholder Servicing Plan Implementation Agreement, between the Registrant, Columbia Funds Series Trust and Columbia Management Investment Distributors, Inc., is incorporated by reference to Post-Effective Amendment No. 386 to Registration Statement No. 2-99356 of the Registrant on Form N-1A (Exhibit (m)(5)(i)), filed on July 28, 2021.

(10)	(d) Rule 18f – 3 Multi-Class Plan, amended and restated as of June 17, 2020, is incorporated by reference to Post-Effective Amendment No. 376 to Registration Statement No. 2-99356 of the Registrant on Form N-1A (Exhibit (n)), filed on July 28, 2020.

(11)	Opinion and consent of Ropes & Gray LLP as to the legality of the securities being registered is to be filed by amendment.

(12)	Opinion and consent of Vedder Price P.C. supporting the tax matters discussed in the Combined Information Statement/Prospectus is to be filed by amendment.

(13)	(a)(i) Transfer and Dividend Disbursing Agent Agreement by and between Columbia Management Investment Services Corp., Columbia Funds Series Trust, Columbia Funds Series Trust II and the Registrant, dated June 15, 2021, is incorporated by reference to Post-Effective Amendment No. 386 to Registration Statement No. 2-99356 of the Registrant on Form N-1A (Exhibit (h)(1)), filed on July 28, 2021.

(13)	(a)(ii) Schedule A and Schedule B, effective July 1, 2021, to the Transfer and Dividend Disbursing Agent Agreement by and between Columbia Management Investment Services Corp., the Registrant, Columbia Funds Series Trust and Columbia Funds Series Trust II, dated June 15, 2021, are incorporated by reference to Post-Effective Amendment No. 386 to Registration Statement No. 2-99356 of the Registrant on Form N-1A (Exhibit (h)(1)(i)), filed on July 28, 2021.

(13)	(b) Form of Indemnification Agreement is incorporated by reference to Post-Effective Amendment No. 46 to Registration Statement No. 2-99356 of the Registrant on Form N-1A (Exhibit (h)(6)), filed on March 24, 2006.

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(13)	(c)(i) Fee Waiver and Expense Cap Agreement, effective June 15, 2021, between Columbia Management Investment Advisers, LLC, Columbia Management Investment Distributors, Inc., Columbia Management Investment Services Corp., the Registrant, Columbia Funds Series Trust, Columbia Funds Series Trust II, Columbia Funds Variable Insurance Trust and Columbia Funds Variable Series Trust II, is incorporated by reference to Post-Effective Amendment No. 386 to Registration Statement No. 2-99356 of the Registrant on Form N-1A (Exhibit (h)(3)), filed on July 28, 2021.

(13)	(c)(ii) Schedule A, as of June 15, 2021, to the Fee Waiver and Expense Cap Agreement, effective June 15, 2021, between Columbia Management Investment Advisers, LLC, Columbia Management Investment Distributors, Inc., Columbia Management Investment Services Corp., the Registrant, Columbia Funds Series Trust, Columbia Funds Series Trust II, Columbia Funds Variable Insurance Trust and Columbia Funds Variable Series Trust II, is incorporated by reference to Post-Effective Amendment No. 386 to Registration Statement No. 2-99356 of the Registrant on Form N-1A (Exhibit (h)(3)(i)), filed on July 28, 2021.

(13)	(d) Agreement and Plan of Reorganization, dated October 9, 2012, is incorporated by reference to Post-Effective Amendment No. 175 to Registration Statement No. 2-99356 of the Registrant on Form N-1A (Exhibit (h)(8)), filed on May 30, 2013.

(13)	(e) Agreement and Plan of Reorganization, dated December 20, 2010, is incorporated by reference to Post-Effective Amendment No. 15 to Registration Statement No. 333-146374 of Columbia Funds Variable Series Trust II on Form N-1A (Exhibit (h)(9)), filed on April 29, 2011.

(13)	(f) Agreement and Plan of Reorganization, dated December 17, 2015, is incorporated by reference to Registration Statement No. 333-208706 of Columbia Funds Series Trust on Form N-14 (Exhibit (4)), filed on December 22, 2015.

(13)	(g) Agreement and Plan of Reorganization, dated February 20, 2020, is incorporated by reference to Registration Statement No. 333-236646 of Columbia Funds Series Trust II on Form N-14 (Exhibit (4)), filed on February 26, 2020.

(13)	(h) Amended and Restated Credit Agreement, as of December 1, 2020, is incorporated by reference to Post-Effective Amendment No. 383 to Registration Statement No. 2-99356 of the Registrant on Form N-1A (Exhibit (h)(8)), filed on December 23, 2020.

(13)	(i)(i) Master Inter-Fund Lending Agreement, dated May 1, 2018, is incorporated by reference to Post-Effective Amendment No. 179 to Registration Statement No. 333-131683 of Columbia Funds Series Trust II on Form N-1A (Exhibit (h)(11)), filed on May 25, 2018.

(13)	(i)(ii) Schedule A and Schedule B, effective June 15, 2021, to the Master Inter-Fund Lending Agreement dated May 1, 2018, are incorporated by reference to Post-Effective Amendment No. 386 to Registration Statement No. 2-99356 of the Registrant on Form N-1A (Exhibit (h)(9)(i)), filed on July 28, 2021.

(13)	(j)(i) Code of Ethics of Columbia Atlantic Board Funds adopted under Rule 17j-1, effective March 2019, is incorporated by reference to Post-Effective Amendment No. 349 to Registration Statement No. 2-99356 of the Registrant on Form N-1A (Exhibit (p)(1)), filed on April 25, 2019.

(13)	(j)(ii) Columbia Threadneedle Investments Global Personal Account Dealing and Code of Ethics, effective December 2020, is incorporated by reference to Post-Effective Amendment No. 384 to Registration Statement No. 2-99356 of the Registrant on Form N-1A (Exhibit (p)(2)), filed on February 25, 2021.

(14)	(a) Consent of Independent Registered Public Accounting Firm of Acquiring Fund (PricewaterhouseCoopers LLP) is filed electronically herewith.

(14)	(b) Consent of Independent Registered Public Accounting Firm of Target Fund (KPMG LLP) is filed electronically herewith.

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(15)	Not applicable.

(16)	Trustees’ Power of Attorney to sign this Registration Statement and all amendments hereto is filed electronically herewith.

(17)	Not applicable.

Item 17. Undertakings

(1) The undersigned registrant agrees that prior to any public reoffering of the securities registered through the use of a prospectus which is a part of this registration statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Act, the reoffering prospectus will contain the information called for by the applicable registration form for reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

(2) The undersigned registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as a part of an amendment to the registration statement and will not be used until the amendment is effective, and that, in determining any liability under the 1933 Act, each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

(3) The Registrant undertakes to file the opinion of counsel supporting the tax consequences of the proposed reorganization required by Item 16(12) through an amendment to this Registration Statement no later than a reasonable time after the closing of the transaction.

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SIGNATURES

As required by the Securities Act of 1933, this Amendment to the Registration Statement has been signed on behalf of the Registrant, COLUMBIA FUNDS SERIES TRUST I, by the undersigned, duly authorized, in the City of Boston, and The Commonwealth of Massachusetts on the 18th day of August, 2021.

COLUMBIA FUNDS SERIES TRUST I

By:	/s/ Daniel J. Beckman
Name:	Daniel J. Beckman
Title:	President

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities indicated on the 18th day of August, 2021.

Signature	Capacity	Signature	Capacity

/s/ Daniel J. Beckman	President (Principal Executive Officer)	/s/ Olive M. Darragh*	Trustee
Daniel J. Beckman		Olive M. Darragh

/s/ Michael G. Clarke	Chief Financial Officer, Principal Financial Officer and Senior Vice President	/s/ Patricia M. Flynn*	Trustee
Michael G. Clarke		Patricia M. Flynn

/s/ Joseph Beranek	Treasurer, Chief Accounting Officer (Principal Accounting Officer) and Principal Financial Officer	/s/ Brian J. Gallagher*	Trustee
Joseph Beranek		Brian J. Gallagher

/s/ Catherine James Paglia*	Co-Chair of the Board	/s/ Nancy T. Lukitsh*	Trustee
Catherine James Paglia		Nancy T. Lukitsh

/s/ Douglas A. Hacker*	Co-Chair of the Board	/s/ David M. Moffett*	Trustee
Douglas A. Hacker		David M. Moffett

/s/ George S. Batejan*	Trustee	/s/ Christopher O. Petersen*	Trustee
George S. Batejan		Christopher O. Petersen

/s/ Kathleen A. Blatz*	Trustee	/s/ Anthony M. Santomero*	Trustee
Kathleen A. Blatz		Anthony M. Santomero

/s/ Pamela G. Carlton*	Trustee	/s/ Minor M. Shaw*	Trustee
Pamela G. Carlton		Minor M. Shaw

/s/ Janet Langford Carrig*	Trustee	/s/ Natalie A. Trunow*	Trustee
Janet Langford Carrig		Natalie A. Trunow

/s/ J. Kevin Connaughton*	Trustee	/s/ Sandra Yeager*	Trustee
J. Kevin Connaughton		Sandra Yeager

*	By:	/s/ Daniel J. Beckman
	Name:	Daniel J. Beckman**
Attorney-in-fact

**	Executed by Daniel J. Beckman on behalf of each of the Trustees pursuant to a Power of Attorney filed herewith..

S-1

EXHIBIT INDEX

Exhibit No.	Description
(4)	Agreement and Plan of Reorganization

(14)(a)	Consent of Independent Registered Public Accounting Firm of Acquiring Fund (PricewaterhouseCoopers LLP)

(14)(b)	Consent of Independent Registered Public Accounting Firm of Target Fund (KPMG LLP)

(16)	Trustees’ Powers of Attorney to sign this Registration Statement and all amendments hereto